UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number       811-06312

The Lazard Funds, Inc.

(Exact name of registrant as specified in charter)

30 Rockefeller Plaza

New York, New York 10112

(Address of principal executive offices)           (Zip code)

Nathan A. Paul, Esq.

Lazard Asset Management LLC

30 Rockefeller Plaza

New York, New York 10112

(Name and address of agent for service)

Registrant’s telephone number, including area code:      (212) 632-6000

Date of fiscal year end:    12/31

Date of reporting period:  12/31/12

ITEM 1. REPORTS TO STOCKHOLDERS.

December 31, 2012

Lazard Funds Annual Report

U.S. Equity	Real Estate
Lazard U.S. Equity Concentrated Portfolio	Lazard U.S. Realty Income Portfolio
Lazard U.S. Strategic Equity Portfolio	Lazard U.S. Realty Equity Portfolio
Lazard U.S. Mid Cap Equity Portfolio	Lazard International Realty Equity Portfolio
Lazard U.S. Small-Mid Cap Equity Portfolio
U.S. Fixed Income
Global Equity	Lazard U.S. High Yield Portfolio
Lazard Global Listed Infrastructure Portfolio	Lazard U.S. Municipal Portfolio

International Equity	Global Fixed Income
Lazard International Equity Portfolio	Lazard Global Fixed Income Portfolio
Lazard International Equity Select Portfolio
Lazard International Strategic Equity Portfolio	Tactical Asset Allocation
Lazard International Small Cap Equity Portfolio	Lazard Capital Allocator Opportunistic Strategies Portfolio

Emerging Markets
Lazard Emerging Markets Equity Portfolio
Lazard Developing Markets Equity Portfolio
Lazard Emerging Markets Equity Blend Portfolio
Lazard Emerging Markets Multi-Strategy Portfolio
Lazard Emerging Markets Debt Portfolio

The Lazard Funds, Inc. Table of Contents

2	A Message from Lazard

3	Investment Overviews

18	Performance Overviews

39	Information About Your Portfolio’s Expenses

43	Portfolio Holdings Presented by Sector

45	Portfolio Holdings Presented by Region and Credit Rating

46	Portfolios of Investments

46	Lazard U.S. Equity Concentrated Portfolio

47	Lazard U.S. Strategic Equity Portfolio

49	Lazard U.S. Mid Cap Equity Portfolio

51	Lazard U.S. Small-Mid Cap Equity Portfolio

53	Lazard Global Listed Infrastructure Portfolio

55	Lazard International Equity Portfolio

57	Lazard International Equity Select Portfolio

59	Lazard International Strategic Equity Portfolio

61	Lazard International Small Cap Equity Portfolio

63	Lazard Emerging Markets Equity Portfolio

65	Lazard Developing Markets Equity Portfolio

67	Lazard Emerging Markets Equity Blend Portfolio

70	Lazard Emerging Markets Multi-Strategy Portfolio

82	Lazard Emerging Markets Debt Portfolio

91	Lazard U.S. Realty Income Portfolio

93	Lazard U.S. Realty Equity Portfolio

94	Lazard International Realty Equity Portfolio

96	Lazard U.S. High Yield Portfolio

101	Lazard U.S. Municipal Portfolio

104	Lazard Global Fixed Income Portfolio

108	Lazard Capital Allocator Opportunistic Strategies Portfolio

110	Notes to Portfolios of Investments

114	Statements of Assets and Liabilities

120	Statements of Operations

126	Statements of Changes in Net Assets

135	Financial Highlights

156	Notes to Financial Statements

178	Report of Independent Registered Public Accounting Firm

179	Board of Directors and Officers Information

182	Other Information

184	Tax Information

Please consider a Portfolio’s investment objectives, risks, charges and expenses carefully before investing. For more complete information about The Lazard Funds, Inc. (the “Fund”), you may obtain a prospectus or summary prospectus by calling 800-823-6300, or online, at www.LazardNet.com. Read the prospectus or each Portfolio’s summary prospectus carefully before you invest. The prospectus and summary prospectus contain investment objectives, risks, charges, expenses and other information about Portfolios of the Fund, which are not detailed in this report.

Distributed by Lazard Asset Management Securities LLC.

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The Lazard Funds, Inc. A Message from Lazard

Dear Shareholder,

Global equities rebounded strongly in 2012, with several major stock indices recording gains in the low double digits. Fixed-income markets continued to perform well. Although uncertainty created by global deleveraging and political transition gave investors pause throughout the year, sentiment was buoyed by looser monetary policy, progress toward resolving the euro zone debt crisis, and an upturn in U.S. house prices.

Corporate profitability and cash generation remain robust and valuations remain attractive by historical standards. During the year, emerging-market equities modestly outperformed their developed-market counterparts amid central bank action and signs of greater economic stability, both globally and in specific regions and countries, particularly China.

At Lazard Asset Management, we remain focused on fundamental, active management, particularly during these challenging financial times.

We believe that financial markets offer attractive opportunities, and that we possess and continually cultivate the skills, knowledge, and experience to take advantage of these opportunities. We are committed to leveraging our strengths to help you, a valued shareholder in Lazard Funds, achieve your financial goals.

We appreciate your continued confidence in our management capabilities, and feel privileged that you have turned to Lazard for your investment needs.

Sincerely,

Lazard Asset Management LLC

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The Lazard Funds, Inc. Investment Overviews

U.S. Equities

During the first quarter of 2012, the U.S. market rallied due to heightened global growth prospects, continued loose monetary policy, and positive developments in the European debt crisis. In the second quarter, the market declined, primarily due to concerns about Europe, particularly the prospect that Greece would exit the euro zone and cause subsequent contagion in the financial markets. Investors were also disappointed as U.S. employment and economic indicators were lower than expected. During the third quarter of 2012, the market gained as investors were encouraged by a relatively strong earnings season and improving house prices. The U.S. Federal Reserve (the Fed) announced another round of quantitative easing and the European Central Bank (ECB) declared it would begin purchasing sovereign debt in the secondary market alongside the European Stability Mechanism (ESM) for countries which agreed to certain conditions, both of which buoyed markets. While the market was volatile during the fourth quarter due to the presidential election and worries about the impending fiscal cliff, there were bright spots over the period. Housing continued to strengthen and third-quarter GDP growth was revised to 3.1%.

International Equities

The twelve-month period ended December 31, 2012 was eventful and volatile, but ultimately ended with an increase for international equity markets. Slowing global economic growth concerned investors. Sovereign debt problems also weighed on investor sentiment; however, European Union (EU) and ECB actions helped allay market concerns. In December, the ECB announced a plan to backstop the banking system through liquidity provisions. The Long Term Refinancing Operation (LTRO) program provided over a trillion dollars of three-year financing at 1% interest rates, easing financing concerns for banks and sovereigns. In June, an EU summit proposed two things: the establishment of a single banking supervisor, and the allowance for the ESM to directly inject capital into troubled banks. In July, ECB President Mario Draghi signaled that the bank was committed to preserving the euro zone, and would do “whatever it takes” to do so. In September, the Outright Monetary Transactions program, focused on unlimited purchases of sovereign bonds, was introduced. Lastly, Germany’s Constitutional Court ruled in favor of the ESM, the euro zone’s permanent bailout facility, bolstering investor confidence. In the United States, uncertainty leading up to the November election, and surrounding the fiscal cliff, was tempered as the Fed announced further quantitative easing. Fed Chairman Ben Bernanke stated that the quantitative easing, which focused on mortgage-backed securities, would remain open-ended until the U.S. labor market improved, raising some concerns internationally. In December, Standard & Poor’s upgraded Greece’s credit rating by six notches from “selective default” to “B-” following the country’s demonstration of its commitment to the euro, while the ECB announced it would accept Greek government debt as collateral. Elsewhere, in Japan, the Liberal Democratic Party reclaimed power in the December elections, fueling speculation of policy efforts to stimulate inflation and change Bank of Japan inflation targets. In emerging markets, the Chinese government underwent its once-a-decade leadership transition, which is expected to be followed by stimulative policies. In Latin America, Mexico’s new government assumed control. Mexico and Peru both reported robust GDP numbers in November while Brazil disappointed, increasing pressure on the government to impose pro-growth reforms.

Emerging Markets Equities and Debt

Once more, issues in the developed world had a dominant effect on capital markets worldwide in 2012. Pressured by concern over the adequacy of global economic growth, but supported by universally low interest rates and highly stimulative central bank policies, the prices of equities in the developing world fluctuated significantly during 2012. Close to the year’s beginning, the ECB introduced its LTRO as a stabilizing tool, which bolstered global capital markets’ returns markedly. However, this was significantly counterbalanced by new, serious concerns regarding European debt sustainability in the second quarter, and commodity prices finished the period significantly weaker. In the third quarter, ECB President Mario Draghi publicly stated that the bank would do “whatever it takes” to preserve the euro and stabilize the European economy. This comment, in addition to other stimulatory policy activity from the ECB, reassured markets substantially. U.S. President Barack Obama’s re-election in November, and his focus on increasing tax revenues in order to avert the fiscal cliff of automatic cost reductions and new taxes, finished the year on a shrill but ascending note. Over each of the months in 2012, emerging markets gained relatively strongly, rising by more than 18% in total for 2012, as measured by the Morgan Stanley Capital International (MSCI®) Emerging Markets Index (the EM Index). Returns were positive across all regions, as Asian shares performed

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marginally worse than equities in the eastern European, Middle Eastern, and African (EMEA) region. Although still positive, performance in Latin America was held back by its substantial materials and energy sector exposures and sensitivity.

With the exception of Argentina, which is not an index constituent, other Latin American markets recorded positive returns. Brazilian equities finished flat, restrained by poor share performance from oil and gas companies and some materials exporters, as well as by the effects of periodic anti-corporate rhetoric from President Dilma Rousseff. Elsewhere in the region, countries such as Colombia and Peru had excellent performance, where stable economic conditions were accompanied by sensible economic policies. Mexican equities also recorded a strong year, reinforced by the election of President Enrique Peña Nieto. Despite the Argentinean government’s partial expropriation of YPF, the recent announcement of higher gas tariffs in the country, as well as a possible exploration and production agreement, helped the company’s share price recover some of its decline.

Almost all Asian emerging markets performed positively over the year. China and the Philippines were among the best performers, aided by improving economic conditions. In China, concerns about economic growth persisted following its official guidance of 7.5% economic growth in the first half of the year until some encouraging Purchasing Managers’ Index (PMI) readings appeared to change the sentiment. The autumn unveiling of the Chinese Communist Party’s new Politburo Standing Committee appeared to reinvigorate the country’s economic direction. The Philip-pine economy has also endured a long recovery period, but the government’s anti-corruption efforts have not gone unnoticed. Despite a persistently divided political environment, Thai shares were aided by signs of greater economic activity and rose significantly. The broad strength of semiconductor company stocks had a positive effect on such companies in South Korea and Taiwan. Despite beginning the year at relatively expensive valuations, Indian equities continued to generate decent rates of return, helped by the Reserve Bank’s accommodative monetary policy. Indonesia, which had been impressive in the 2009-2011 period, generated muted returns during the year, to some degree due to its vulnerability to higher inflation.

Markets in the EMEA region exhibited strong performance during 2012. Despite the European sovereign debt crises and austerity programs, shares in the Czech Republic and Hungary finished higher. Poland’s resilient economy recorded a market rise of almost 40%. Elsewhere, following President Mohammed Morsi’s election as Egypt’s first democratically elected head of state, and despite other political factors, Egyptian shares also rose considerably during the year. Russian equities were generally supported by reasonable crude oil prices and corporations commenting publicly concerning better capital management and corporate governance. Finally, Turkish equities were the best performers of any emerging-market country, aided by low valuations, strong corporate profits, and a lesser need for unorthodox monetary policy.

In terms of sector returns, health care, financials, information technology, and consumer staples performed relatively well. The energy, materials, utilities, and telecom services sectors underperformed the EM Index.

Emerging-market fixed-income markets closed out the last month of 2012 with solid returns, capping a strong year for the asset class. Dollar-denominated sovereign and corporate debt, as represented by the JPMorgan EMBI Global Diversified® Index and the JPMorgan CEMBI Diversified® Index, respectively, both posted returns of nearly 3% in the fourth quarter and 15% and 18%, respectively, for the year, while local markets, as measured by the JPMorgan GBI-EM Global Diversified® Index, rebounded and went on to post returns in excess of 4% for the fourth quarter and nearly 17% for the year.

With few exceptions, growth in emerging market countries rebounded in the fourth quarter of 2012, which continued a year-long trend of lower risk premia for fixed-income investments in these countries. Furthermore, the improved outlook for global growth conditions led to increased flows into local markets in the last few months of 2012, which forced foreign exchange markets to recover some of their underperformance from earlier in the year.

Real Estate Securities

The global listed property markets continued to perform very well in an environment where we are experiencing significant earnings pressure in addition to negative macro influences. We see an environment where global property is

4   Annual Report

likely to continue to outperform given the positive spread to government bonds and direct property markets globally. In addition, we believe earnings certainty in an environment where we are likely to see general equities earnings downgrades will augur well for property stocks globally. Furthermore, with distribution yields above 5% and earnings growth in Asian markets in the mid teens, we see positive alpha generation in quality real estate investment trusts (REITs) plus well-exposed and managed Asian property companies.

On a regional basis we still remain positive on Japanese property companies given growing evidence that the office and residential markets are in a recovery phase of the property cycle. In addition, the Bank of Japan’s aggressive stimulatory measures and asset buyback program support our positive view. We continue to believe Chinese property companies remain undervalued relative to global peers and the fundamentals around volume activity and supply pressures have been alleviated.

In Brazil, we remain positive on the homebuilders but less on Brazilian property companies due to the strong rally which has made valuations less appealing. The Brazilian market offers superior mortgage market rates with favorable supply demand dynamics.

In continental Europe selective value has emerged in single stock ideas. However, macroeconomic headwinds remain within these markets. Therefore we are targeting companies that we believe are insulated from these potential negative macro influences.

In the United States, we believe it is likely that the environment in 2013 will be similar to that of 2012, but more subdued due to slower asset-level price growth, as much of real estate’s credit repair and the decline in interest rates appear to have passed. Hence, we expect more moderate REIT returns. In 2013, we believe that the real estate market will continue to benefit from its attractive positioning relative to fixed-income assets, and will have modest income growth and further enhanced underlying credit quality. We also believe REITs will specifically benefit from continued dividend growth and their ability to utilize a low cost-of-capital advantage over private investors to gain market share. Possibly the most pertinent question for the REIT market in 2013 is whether the asset class will continue to be misunderstood by investors, who may view the asset class’s torrid performance over the last four years as normal, and would therefore be disappointed with performance once it begins reverting back to more reasonable expectations for an asset class that has historically generated much of its total return from income.

U.S. High Yield Fixed Income

High-yield market returns in 2012 proved surprisingly strong as investors flooded the space seeking current income, and companies took advantage by issuing debt amid the low interest rate environment. The high-yield sector produced strong positive returns in 2012 with the Bank of America Merrill Lynch High Yield Master II® Index (the High Yield Index) returning 15.58%, materially outstripping the Barclays Capital U.S. Aggregate Bond® Index that returned 4.22% and the investment-grade corporate sector that returned about 10.37%. Equities modestly outperformed with the S&P 500® Index returning 16.00%.

High-yield market spreads tightened by approximately 190 basis points (bps) over the year, including an approximate 18 bps fall in intermediate Treasury yields. BB spreads tightened by about 135 bps, while CCC spreads tightened by 373 bps. The High Yield Index ended 2012 at a spread of 531 bps over Treasuries. For the year, new high-yield bond issuance in the U.S. market was approximately $368 billion. Mutual fund flows were strong and totaled about $31 billion. The Moody’s trailing twelve-month issuer default rate was 3.2% as of December 31, 2012, up from 1.9% in December of 2011.

U.S. Municipal Fixed Income

Fixed-income markets have become one of the most challenging asset classes for investors. Intervention from the Fed and other central banks has caused significant dislocation, as financial repression remains the most popular form of monetary policy. Each subsequent buying program has further distorted capital market functioning, as the Fed attempts to use monetary policy to compensate for the absence of fiscal policy from politicians in Washington, D.C. As a result, the Fed has created unprecedented market conditions. Taking all of these extraordinary factors into account, the pathway ahead is obscured and uncertain. In 2012, U.S. interest rates were lower than at any point since 1925. These low rates have persisted, supported by central bank policy and a pattern of panic buying from investors seeking what they perceive to be safe assets in developed economies.

Annual Report   5

Against this backdrop, the municipal market ended the year on a substantially weaker note. The acceleration in demand following the presidential election faded in December as the uncertainties surrounding the fiscal cliff and possible changes to the status of tax-exempt securities weighed heavily on the sector, resulting in a reversal in the trend of mutual fund inflows. In fact, December not only marked an end to 38 consecutive weeks of municipal fund inflows, but also registered the largest average weekly net outflows since April 2011. As a result, December produced the lowest monthly municipal sector returns in two years and significantly underperformed U.S. Treasuries. For the fourth quarter and the full-year 2012, however, the municipal sector outperformed versus Treasuries.

Overall, municipal bonds continue to benefit from strong investor demand. From a supply perspective, new issue supply in 2012 outpaced that in 2011 by approximately 29%, the bulk of which was due to a large number of refunding issues. New financings were muted in comparison, highlighting issuers’ tentativeness to increase overall debt. The strong demand for tax-adjusted income in this challenging environment, coupled with the manageable supply, rewarded risk-taking, as lower-rated and longer-duration issues posted the highest returns in 2012.

Global Fixed Income

Two themes captured financial market behavior during the first quarter of the year: Reversion to the mean and European crisis fatigue. Despite lingering uncertainty regarding Greece, Spain, and the rest of peripheral Europe, and negative credit rating actions on European sovereigns and banks, risk appetite resurfaced—inciting a vigorous equity rally, tightening of credit spreads, and a generally weaker U.S. dollar. Abundant liquidity provided by the LTRO, in addition to an accommodative U.S. central bank, added fuel to the fire, to the benefit of growth-sensitive investments. The buoyant mood was quickly reversed, as the second quarter brought heightened volatility with core government rates generally falling around the world as euro-related risk aversion increased, and global growth expectations weakened. Lower inflationary pressures in many countries also reinforced the downward movement in rates. However, a better-than-expected EU summit in late June along with the ECB’s September “OMT” (an outright monetary transactions program) announcement spurred a rally in peripheral markets as investors regained confidence that European officials would work to backstop the debt crisis. A pattern of risk-on/risk-off market behavior continued for the remainder of the year, with a strong stimulus-based third-quarter rally (along with some better economic data) contributing to the general risk-on sentiment for the remainder of 2012.

In 2012, 10-year U.S. government bond yields dropped from 2.4% (a high in mid-March) to a historical low of 1.4% on June 1 on the heels of surprisingly weak employment data, and re-tested similar low levels in late July—only to rebound to 1.75% by the end of the year. Other markets followed suit, including German 10-year maturity bunds, whose yield reached a new low below 1.2% at the beginning of June, but ended the third quarter at 1.4%, to finish the year in between at 1.3%. In contrast, Italian and Spanish bonds initially underperformed and were not able to sustain yield levels below 5%, as their 10-year maturity bond yields backed up to 7.1% and 7.6%, respectively, by late July. That volatile price action highlights the sensitivity (and market addiction) to central bank liquidity, and the short-lived benefits of the LTRO initiative in Europe. However, ECB President Mario Draghi’s “whatever it takes” speech, also in late July, along with the September OMT announcement, was enough to boost market optimism and Italian and Spanish 10-year bond yields staged an impressive rally back down to 4.5% and 5.4%, respectively by year-end.

Global investment-grade corporate bond issuance was $1.7 trillion and global high-yield issuance reached $420 billion in 2012. These new bonds were easily absorbed by the market, and strong flow dynamics outweighed the fallout from lackluster earnings reports released by various corporations early in the fourth quarter. In November, there was evidence of profit-taking in historically riskier sectors, such as high-yield and emerging markets; but this was short-lived as investment flows into these sectors rebounded strongly in December. Longer-maturity and lower-credit-quality securities performed best during the year and sovereign external debt also continued to benefit, even outpacing returns for high-yield bonds. Appetite for higher-rated issues also continued, and Amazon came to market for the first time since 1999, issuing $3 billion in debt at spreads well below 100 bps over Treasuries for three tranches. Another notable new issue was Chile (AA- credit rating), which issued a 10-year maturity U.S. dollar bond yielding 2.38% (about 55 bps more than U.S. Treasuries), a historic low for a Latin American country.

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Lazard U.S. Equity Concentrated Portfolio[1]

For the year ended December 31, 2012, the Lazard U.S. Equity Concentrated Portfolio’s Institutional Shares posted a total return of 16.83%, while Open Shares posted a total return of 16.51%, as compared with the 13.90% return for the Russell 1000 Value/S&P 500 Linked Index[2], and the 16.00% return for the S&P 500 Index.

Stock selection in the health care sector contributed to performance. Shares of biopharmaceutical company Gilead Sciences rose after the company announced a number of positive developments in its emerging hepatitis C franchise, further reinforcing its favorable positioning within the hepatitis C drug development space. Additionally, FDA approvals, the launch of several products in Gilead’s core HIV business, and raised guidance toward year-end bolstered investor sentiment. Stock selection in the materials sector also helped returns. Metals streaming company Silver Wheaton rose after the company reported strong earnings and announced that it had entered into an agreement to acquire the silver production of two mines, which allowed management to raise its production guidance.

In contrast, an underweight position in financials detracted from performance, as the sector was the best performer in the benchmark during the year. The Portfolio was particularly hurt by its underweight of large diversified financial services firms, including Citigroup, Goldman Sachs Group, and Bank of America, which rallied as the market became more comfortable with the fundamentals of the businesses throughout the year. Investor confidence also increased as capital and regulatory requirements became less uncertain. Citigroup and Goldman Sachs were sold from the Portfolio in connection with the Portfolio’s strategy change, while Bank of America was sold prior to the change, in March. Stock selection and an underweight position in the energy sector also hurt returns. Shares of exploration and production company Hess declined after the company reported weak earnings and issued disappointing guidance. The position was sold in connection with the strategy change.

Lazard U.S. Strategic Equity Portfolio

For the year ended December 31, 2012, the Lazard U.S. Strategic Equity Portfolio’s Institutional Shares posted a total return of 14.56%, while Open Shares posted a total return of 14.10%, as compared with the 16.00% return for the S&P 500 Index.

Stock selection and an overweight position in the health care sector contributed to performance. Shares of Baxter International, a company that focuses on treatments for hemophilia, kidney disease, immune disorders, and other chronic medical conditions, rose after the company reported strong earnings and increased its dividend and share repurchase program. In December, the company announced that it would be acquiring dialysis machine maker Gambro. Stock selection and an overweight position in the consumer discretionary sector also helped returns. Shares of cable and media operator Comcast rose after the company reported strong earnings, led by consistently solid performance in its cable division. Management also announced an increase in both its dividend and share repurchase programs during the year.

In contrast, stock selection in the materials sector detracted from performance. Shares of metallurgical coal producer Walter Energy fell after the company reported disappointing earnings, stemming from a slowdown in global steel demand. Stock selection in the information technology sector also hurt returns. The Portfolio’s relative underweight in Apple detracted from returns as the company had a robust return during the year.

Lazard U.S. Mid Cap Equity Portfolio

For the year ended December 31, 2012, the Lazard U.S. Mid Cap Equity Portfolio’s Institutional Shares posted a total return of 5.76%, while Open Shares posted a total return of 5.44%, as compared with the 17.28% return for the Russell Midcap® Index.

Stock selection in the energy sector contributed to performance. Shares of Marathon Petroleum rose after the company reported robust earnings, primarily due to retail fuel and merchandise margins as well as corporate expense. The company also completed a significant portion of a $2 billion share repurchase program. The stock was sold from the Portfolio as it neared its valuation target. Stock selection and an underweight position in the industrials sector also helped returns. Shares of private correctional facilities operator Corrections Corporation of America rose as the company announced the initiation of a quarterly cash dividend of $0.20 per share beginning in June 2012. The stock also appreciated on speculation that it would be converted into a REIT. Shares of Thomas & Betts rose after the company was offered a buyout from a competitor. The position was subsequently sold from the Portfolio.

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In contrast, stock selection in the information technology sector detracted from performance. Shares of chipmaker Marvell Technology declined after the company posted weak results due to a softening personal computer and hard-disk-drive market. The stock was sold from the Portfolio during the fourth quarter. Shares of NetApp, a storage and data management solution provider, declined after the company reported guidance which was lower than expected due to the macroeconomic environment. Stock selection in the consumer discretionary sector also hurt returns. Shares of casino game manufacturer International Game Technology declined after reporting results that disappointed the market. The expectation shortfall was driven by a significant decline in new units due to a lack of casino openings, and lower margins in the company’s game operations business due to lower interest rates. We sold the position during the first quarter.

Lazard U.S. Small-Mid Cap Equity Portfolio

For the year ended December 31, 2012, the Lazard U.S. Small-Mid Cap Equity Portfolio’s Institutional Shares posted a total return of 15.45%, while Open Shares posted a total return of 14.97%, as compared with the 17.88% return for the Russell 2500® Index.

For the year, stock selection in the energy and consumer discretionary sectors detracted from performance, while stock selection in the industrials and financials sectors helped returns.

The main detractor in the energy sector was GulfMark Offshore, a provider of marine support services to the energy industry. Shares of the company declined after it announced earnings in May that missed expectations. We exited the position in September 2012. Key Energy Services, a provider of onshore, rig-based well services, and Rosetta Resources, an oil and gas exploration and production company, also detracted from returns in the energy sector.

Performance in the consumer discretionary sector was hurt by Tempur-Pedic International, a mattress manufacturer, after the company announced lower-than-anticipated earnings guidance. We exited the position in Tempur-Pedic in June 2012. Modine Manufacturing, a manufacturer of heat-transfer and heat-storage technology products for the automotive market, also detracted from returns. Shares of the company declined after it reduced its full-year earnings target during the year amid slowing sales in Europe.

In the industrials sector, TriMas, a diversified manufacturer for the commercial, manufacturing, and consumer markets, outperformed throughout the year based on consistently strong earnings. MasTec, a specialty contractor for buildings, installation, and maintenance, outperformed due to better-than-expected revenues and increased revenue guidance announced in the third quarter. A position in Regal-Beloit, which manufactures solutions to control motion, torque, and electrical products, performed well based on stronger-than-expected guidance early in the year and on maintenance of their longer-term guidance throughout the year.

Extra Space Storage, a REIT focused on self-storage properties, was the best performer in the financials sector. The company consistently beat consensus earnings estimates throughout the year, and there is general optimism about the potential of future earnings from the company’s 2012 acquisitions. Shares of PacWest Bancorp, a provider of commercial banking services focused in California, outperformed based on generally improved conditions and growth in the loan market, a recovery in California, and optimism surrounding an acquisition the company announced in November. Shares of Wintrust Financial, a provider of community-based banking services, also helped performance in the sector.

Lazard Global Listed Infrastructure Portfolio

For the year ended December 31, 2012, the Lazard Global Listed Infrastructure Portfolio’s Institutional Shares posted a total return of 18.05%, while Open Shares posted a total return of 17.54%, as compared with the 12.38% return for the UBS Global 50/50 Infrastructure & Utilities® Index and 15.83% return for the MSCI World® Index.

The Portfolio’s Italian toll road holdings, Atlantia and Societa Iniziative Autostradali e Servizi, were strong contributors to performance as they exhibited positive returns due to a combination of alleviation of the perception of sovereign risk and strong underlying financial performance, despite weak traffic levels. Again in 2012, tolls increased as planned, which helped offset traffic decline from a profitability stand point. Moreover, from a regulatory view point, the concession grantor authority has been transferred to the authority currently in charge of electricity and gas. Its track record in

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terms of political independence and transparency is excellent, which we think is crucial in enabling these stocks to converge to fair value over time.

Australian company DUET Group contributed positively following a general market trend toward defensive assets with strong dividend profiles. In a domestic market which has seen government 10-year bond yields fall from almost 5% to under 3%, we believe that solid, dependable and growing income streams are highly attractive to investors. The stock also benefited from an announcement in July that an agreement was reached with AMP Capital and Macquarie Group to internalize DUET’s management.

In a period of strong performance for the Portfolio, there were few stocks that detracted from performance. U.S. transportation companies CSX and Norfolk Southern were among the largest detractors from performance over the year. The largest driver of poor performance was the impact of low natural gas prices in the United States, which resulted in lower coal-haulage volumes, due to electric utilities switching fuels from coal to natural gas. Both domestic and export coal volumes were lower. Grain volumes were also lower due to the drought that began in the spring of 2012. This was partially offset by gains in pricing; as both CSX and Norfolk Southern continued to achieve pricing gains above the level of rail-cost inflation. Our investment thesis for CSX and Norfolk Southern includes both inflation-plus pricing as well as ongoing productivity gains.

Lazard International Equity Portfolio

For the year ended December 31, 2012, the Lazard International Equity Portfolio’s Institutional Shares posted a total return of 22.70%, while Open Shares posted a total return of 22.30%, as compared with the 17.32% return for the MSCI EAFE® Index (Europe, Australasia, Far East), or the EAFE Index.

The Portfolio’s strong outperformance over the twelve months ended December 31, 2012 was primarily driven by stock selection. Within the materials sector, Australian building materials supplier James Hardie Industries performed well due to strong demand from a recovering U.S. housing industry. A position in U.K. global beverage can manufacturer Rexam contributed to relative returns due to progress in restructuring and operational performance. In the information technology sector, South Korean electronics producer Samsung continued to outperform on strong smart-phone sales.

The Portfolio was negatively impacted by low exposure to, and stock selection in, the financials sector. Banco do Brasil detracted from relative returns as the government increased pressure on banks to reduce borrowing costs thereby impacting net interest margins. In addition, Swiss financial services firm Credit Suisse Group underperformed following a report which called for a strengthening of its capital base. Both positions were exited during the year. Low exposure to Asia ex-Japan also detracted from relative returns.

Lazard International Equity Select Portfolio

For the year ended December 31, 2012, the Lazard International Equity Select Portfolio’s Institutional Shares posted a total return of 21.59%, while Open Shares posted a total return of 21.23%, as compared with the 16.83% return of the MSCI All Country World® Index (ACWI) ex-U.S.

The Portfolio’s strong outperformance over the twelve months ended December 31, 2012 was primarily driven by stock selection. Within the information technology sector, German software company SAP benefited the Portfolio due to an increase in software license sales, market share gains, and strong sales performance driven by new product categories. In the industrials sector, a position in Swedish lock maker Assa Abloy positively impacted the strategy following decent growth in emerging markets, particularly within Asia, Africa, and South America. A position in Turkish conglomerate Koc Holding also outperformed due to a successful tender to operate bridges and roadways in Turkey.

The Portfolio was negatively impacted by low exposure to the financials sector. The Portfolio was also negatively impacted by stock selection in Japan, where holdings of Yamada Denki and SoftBank lagged. Retailer Yamada Denki underperformed due to slowing demand for televisions and digital recorders, while shares of telecom services provider SoftBank declined following its announced acquisition of 70% of Sprint Nextel. The position in Yamada Denki was sold during the year.

Lazard International Strategic Equity Portfolio
For the year ended December 31, 2012, the Lazard International Strategic Equity Portfolio’s Institutional Shares posted a total return of 25.00%, while Open Shares posted a

Annual Report   9

total return of 24.74%, as compared with the 17.32% return for the EAFE Index.

The Portfolio rose substantially more than the EAFE Index in 2012, driven by stock selection across a number of sectors. In the energy sector, Australian refining and marketing company Caltex Australia rose as it shut down a key refinery, while CGG Veritas benefited from an improving seismic demand environment. These offset a disappointing value realisation from Rockhopper Exploration’s Falklands oil asset; we sold the position during the fourth quarter. In the materials sector, shares of cladding company James Hardie Industries gained alongside the recovery in the U.S. housing market, while the defensive business models of Rexam, Kerry Group, and Symrise re-valued in 2012. In the industrials sector, a position in Ryanair Holdings gained as its slower growth allowed the company to return cash to shareholders and raise route profitability, while in the consumer discretionary sector Japanese sportswear brand Asics had strong organic sales growth. A recovery in China helped luxury holding Christian Dior, offsetting the Portfolio’s loss on Carnival shares after the cruise ship tragedy early in the year. The position in Carnival was exited during the first quarter. In the media industry, Informa improved from a low valuation base, Indonesian television company Media Nusantara Citra had very strong revenue and profit growth, and shares of Sky Deutschland more than doubled as key issues regarding financing and sports rights were successfully resolved. In the consumer staples sector, Anheuser-Busch InBev continued to have strong profit growth in both its Brazilian and U.S. markets, while Associated British Foods had its discount retail business Primark take off in key markets outside the United Kingdom. In the health care sector, two restructuring stocks, Merck and Sanofi, rose from low levels, while South African holdings Aspen Pharmacare Holdings and Life Healthcare Group Holdings rose as they reported very encouraging results. The Portfolio also benefited from its low exposure to the weak telecom services and utilities sectors.

In contrast, Japanese retailers Yamada Denki and Don Quijote underperformed. Shares of Yamada Denki declined for structural reasons, and the position was sold in the first quarter, while Don Quijote missed the late cyclical rally in Japan. Although Kasikornbank in Thailand performed well, and despite strong showings from insurance holdings Prudential and Sampo, the Portfolio’s low overall exposure to the banks and real estate industries was detrimental to performance.

The financials sector’s performance was further hampered by margin and return pressure at Julius Baer. The position was sold during the third quarter. Owning SoftBank in the telecom services sector also hurt returns as the stock fell after the company announced the acquisition of U.S. mobile carrier Sprint. We exited our position in SoftBank during the fourth quarter.

Lazard International Small Cap Equity Portfolio

For the year ended December 31, 2012, the Lazard International Small Cap Equity Portfolio’s Institutional Shares posted a total return of 22.28%, while Open Shares posted a total return of 21.96%, as compared with the 20.00% return for the EAFE Small Cap Index.

The Portfolio benefited from stock selection in continental Europe and Asia (excluding Japan), as well as from a moderately underweight position in Japan as the market lagged the overall Portfolio performance in U.S. dollar terms and the yen weakened significantly at the end of the year. In contrast, stock selection in the United Kingdom detracted from performance. On a sector basis, stock selection in financials, health care, and energy added value, while stock selection in consumer staples and consumer discretionary detracted from performance.

U.K.-listed GlobeOp Financial Services contributed positively in the financials sector in the year. GlobeOp provides financial and accounting services to money managers, primarily hedge funds. In early January, the company announced that two separate private equity firms expressed interest in making a bid for the company. In March, SS&C Technologies, a U.S.-based competitor, made an offer to acquire the company and concluded the deal in July.

The Germany-based CompuGroup Medical also added to performance in continental Europe and the health care sector for the year. The company provides information systems and data processing services to physicians, dental offices, hospitals, and clinics that are used for the organization and control of medical documentation, as well as for the management and administration of office records and invoices. The company reported a strong second quarter with robust organic growth in Europe and a clear turnaround in the U.S. business following the integration of several acquisitions. By the end of the first half of 2012, CompuGroup had already reached its profit margin target for the full year, and has re-

10  Annual Report

cently upgraded earnings guidance for this year. The portfolio management team believes there is potential for continued organic growth and improved profitability, and as such, the Portfolio continues to hold the shares.

JAFCO, Japan’s largest venture capital firm and an affiliate of Nomura Securities, was a positive contributor to performance in the financials sector in 2012. JAFCO is expected to begin marketing a new fund in the second half of 2013 and, for this and other reasons, the portfolio management team believes JAFCO can continue to improve its profit profile and maintained the Portfolio’s investment in the security.

Dr.Ci:Labo, a Japanese pharmaceutical cosmetics company, detracted from performance in the consumer discretionary sector. The share price weakened in the first half of the year after the company revised down its earnings outlook for the year ending in July.

Kapsch TrafficCom, an Austrian stock and supplier of traffic and electronic fee collection systems, detracted from performance in 2012 primarily in August, when the company announced a delay and performance-related issue on one of its many projects in Poland.

Kenmare Resources, an Irish stock, also detracted from performance. The company explores for commercial deposits of natural resources and develops and operates mines containing reserves of heavy and high-value minerals. In light of adverse conditions and disappointing execution, we decided to sell the shares and exit the position during 2012.

Lazard Emerging Markets Equity Portfolio

For the year ended December 31, 2012, the Lazard Emerging Markets Equity Portfolio’s Institutional Shares posted a total return of 22.36%, while the Open Shares posted a total return of 22.03%, as compared with the 18.22% return for the EM Index.

Stock selection in the telecom services and consumer staples sectors and in Brazil and South Africa helped performance, as shares of Cielo, a Brazilian credit card processing company, improved due to better-than-expected fourth-quarter results, as well as a tender offer to the minority shareholders of Cielo’s competitor, Redecard, by Itau Unibanco Holding. Shoprite Holdings, a South African operator of supermarkets, benefited from strong execution in a buoyant domestic retail market, and from market optimism regarding its growth strategy for the rest of Africa. A higher-than-benchmark exposure to Turkey also added value, as Turkiye Is Bankasi, a Turkish bank, bounced back from prior weakness amid reduced concerns over a potential investigation by the market regulator into claims of influence by the opposition party on company policies and as a result of positive economic data in Turkey.

Samsung Electronics, a South Korean manufacturer of electronics equipment, outperformed based on continued strong sales of its Galaxy smartphones. Taiwan Semiconductor Manufacturing, a producer of integrated circuits, performed well amid increased speculation that it would secure Apple A7 chip orders in 2014.

In contrast, stock selection in the energy sector and in India hurt performance. Shares of YPF, an Argentine energy company, weakened after the government announced plans to expropriate a majority of the company from its primary owner, Repsol. HTC, Taiwan’s leading smartphone manufacturer performed poorly due to disappointing results. Companhia Siderurgica Nacional (CSN), a Brazilian steel manufacturer, declined as a result of slowing demand for its products. Our holdings in HTC and CSN were sold during the fourth quarter. Shares of United Tractors, an Indonesian distributor of heavy construction equipment and provider of mining contract services, retreated as heavy equipment sales declined, and based on expectations that coal companies would reduce capital spending as a result of falling coal prices. NetEase, a Chinese online gaming and internet provider, was pressured by concerns that the Chinese gaming market is slowing.

Lazard Developing Markets Equity Portfolio

For the year ended December 31, 2012, the Lazard Developing Markets Equity Portfolio’s Institutional Shares posted a total return of 17.16%, while the Open Shares posted a total return of 16.79%, as compared with the 18.22% return for the EM Index.

Contributors to performance during the year included ICICI Bank, Grupo Financiero Banorte, China State Construction International Holdings, TMK, and Shriram Transport Finance. Shares of ICICI Bank, an Indian Bank, did well after the bank reported no new additions to its restructuring book during third quarter earnings. Grupo Financiero Banorte, a

Annual Report  11

Mexican bank, performed well after reporting strong operational efficiency improvements throughout the year. China State Construction International Holdings, a Chinese building construction and engineering firm, outperformed as the central government policy continues to support social housing. Shares in TMK, a Russian manufacturer of steel pipes, rose on strength in oil country tubular goods (OCTG) shipments and signs of the construction of South Stream, a natural gas pipeline into Europe. Shriram Transport Finance, an Indian commercial vehicle financing company, outperformed on the prospect of lower interest rates in India and that demand for securitization from private and foreign banks will continue to be strong.

Stock selection in the industrials and financials sectors, as well as in Brazil and India helped performance. In addition, a lower-than-index exposure to the materials sector and to Chile, as well as a higher-than-index exposure to the financials sector added value during the year.

Detractors from performance for the year under review included Alliance Oil, Kia Motors, X5 Retail Group, Synnex Technology International, and Catcher Technology. Shares in Alliance Oil, a Russian integrated energy company, performed poorly due to ongoing problems at one of the company’s production fields in the Timan-Pechora region. Kia Motors, a South Korean automobile company, declined due to production disruptions from a labor strike and headwinds in its business from an appreciating currency. X5 Retail Group, a Russian food retailer, fell due to poor execution in its business and senior management turnover. Synnex Technology International, a Taiwanese technology distribution company, lagged on concerns that Chinese PC and handset demand is slowing. Catcher Technology, a Taiwanese manufacturer of casings for mobile products, underperformed after reporting slower sales growth and on concerns that customer demand was slowing.

Stock selection in the information technology, consumer staples, and telecom services sectors, as well as in Taiwan and South Korea, detracted value. A lower-than-index exposure to the consumer staples and information technology sectors, as well as to South Korea, hurt performance during the year.

Lazard Emerging Markets Equity Blend Portfolio

For the year ended December 31, 2012, the Lazard Emerging Markets Equity Blend Portfolio’s Institutional Shares posted a total return of 18.19%, while Open Shares posted a total return of 17.97%, as compared with the 18.22% return for the EM Index.

Lazard Asset Management LLC, the Fund’s investment manager (the “Investment Manager”), allocates the Portfolio’s assets between the Investment Manager’s emerging markets relative value and relative growth investment strategies. The Investment Manager considers four broad economic contexts pertinent to allocation decisions between the relative value and growth strategies: Differentiation, Expansion, Mania, and Panic.

Changes made to the weighting of these economic contexts in the year ended December 31, 2012 reflected a consideration of many factors, including: 1) the euro zone sovereign debt crisis; 2) global macro data readings, particularly the PMI (which measures economic activity) in China, the United States, and the euro zone; 3) inflation in emerging and developed markets; 4) commodity prices; 5) investment flows into emerging markets; 6) central bank policies, notably those of the Fed and the ECB; 7) U.S., European and Chinese policymakers’ initiatives; 8) employment data; and 9) the U.S. housing sector.

In the first quarter of 2012, we increased our overweight exposure to relative growth from 3% to 8%, as we believed that actions taken by both the Fed and the ECB reduced the likelihood of a recession in the United States and of European bank failures. In the second quarter, first we reduced our overweight to growth back to 3%, as we believed that a reverting to more fundamental factors and an increase in dispersion of returns within asset classes would provide the underlying strategies a greater opportunity to add value from security selection. Then, we moved to a 2% overweight exposure to value, as we believed that growing uncertainty in the macroeconomic landscape in the form of euro zone turmoil and weakening growth in China would favor value versus growth. In the third quarter, we moved to a 6% overweight exposure to growth, based on our belief that the increased probability of the Fed and ECB utilizing additional non-standard monetary policy tools, and an increasingly accommodative stance in China, would favor growth stocks compared to their value peers. Soon after, we moved to a 9% overweight exposure to growth, mainly because both the Fed and ECB met our expectations, and in the case of the Fed, even exceeded them. Finally, in the fourth quarter we increased the overweight exposure to growth to 10%, mainly because of our assessment of a reduced likelihood of

12  Annual Report

negative left-tail scenarios in the euro zone, the United States, and China.

In 2012, stock selection in the industrials and financials sectors, as well as an underweight exposure to the utilities sector added value, as did stock selection in Brazil, Russia, and China and an overweight exposure to Turkey. In contrast, stock selection in the information technology and energy sectors detracted from performance, as did stock selection in Taiwan and South Korea.

Lazard Emerging Markets Multi-Strategy Portfolio

For the year ended December 31, 2012, the Lazard Emerging Markets Multi-Strategy Portfolio’s Institutional Shares posted a total return of 14.02%, while Open Shares posted a total return of 13.28%, as compared with the 18.22% return for the EM Index.

The Investment Manager allocates the Portfolio’s assets among various emerging markets equity, debt, and currency investment strategies managed by the Investment Manager. The Investment Manager considers four broad economic contexts pertinent to allocation decisions among the strategies: Differentiation, Expansion, Mania, and Panic.

Changes made to the weighting of these economic contexts in the year ended December 31, 2012 reflected a consideration of many factors, including: 1) the euro zone sovereign debt crisis; 2) global macro data readings, particularly the PMI (which measures economic activity) in China, the United States, and the euro zone; 3) inflation in emerging and developed markets; 4) commodity prices; 5) investment flows into emerging markets; 6) central bank policies, notably those of the Fed and the ECB; 7) U.S., European and Chinese policymakers’ initiatives; 8) employment data; and 9) the U.S. housing sector.

In the first quarter of 2012, we increased our overweight exposure to equity to 10% and to relative growth within equity to 8%, while maintaining our 10% overweight exposure to debt within fixed-income, as we believed that actions taken by both the Fed and the ECB reduced the likelihood of a recession in the United States and of European bank failures. In the second quarter, first we reduced our overweight exposure to equity to 5% and to growth within equity to 3%, as we believed that reverting to more fundamental factors and an increase in dispersion of returns within asset classes would provide the underlying strategies a greater opportunity to add value from security selection. Then, we moved to a 2% overweight exposure to fixed-income, a 2% over-weight exposure to value within equity, and a 15% overweight exposure to debt within fixed-income. We also added an allocation to small cap, which provided exposure to a highly inefficient asset class exposed to domestic demand in the emerging markets. In the third quarter, we increased the equity allocation to 53% and increased the allocation to relative growth within equity to 56%. We also reduced the weight of the debt strategy within fixed-income to 60%. These changes were based on an increased probability of the Fed and ECB utilizing additional non-standard monetary policy tools, and an increasingly accommodative stance in China. Soon after, we increased the equity allocation to 58%, increased the allocation to relative growth to 59% of equity and reduced the small cap allocation to 8% of equity, mainly because both the Fed and ECB met or exceeded our expectations. Finally, in the third quarter we increased the equity allocation to 67% and increased the allocation to relative growth within equity to 60%. These changes were driven by our assessment of a reduced likelihood of negative left-tail scenarios in the euro zone, the United States, and China.

In 2012, stock selection in the industrials and financials sectors, as well as an underweight exposure to the utilities sector added value, as did stock selection in Brazil, Russia, and India and an overweight exposure to Turkey, as well as long positions in the Mexican peso and positions in external sovereign and corporate debt. In contrast, stock selection in the information technology and energy sectors detracted from performance, as did stock selection in Taiwan and South Korea and long positions in the Polish zloty.

Lazard Emerging Markets Debt Portfolio

For the year ended December 31, 2012, the Lazard Emerging Markets Debt Portfolio’s Institutional Shares posted a total return of 18.95%, while Open Shares posted a total return of 18.68%, as compared with the 17.21% blended index return of the 50% JPMorgan EMBI Global Diversified Index/50% JPMorgan GBI-EM Global Diversified Index (the Global Diversified Index). The Portfolio ended the year approximately 63% invested in local currency debt versus 37% in external debt.

Annual Report  13

Though external debt markets outperformed local debt markets for the first nine months of the year, a reversal occurred in the fourth quarter as local debt markets comfortably out-performed. This brought the annual return for each asset class to within 75 bps of each other (17.44% for external markets and 16.76% for local debt markets). Though the returns of each asset class were similar, there were periods when one outperformed and vice versa—which provided alpha opportunities from tactical allocation between the two.

The Portfolio’s allocation was tilted toward hard currency through the first half of the year, gradually moving to a nearly even split in the third quarter, and moving to the largest local debt overweight position in the fourth quarter. Much of the positive attribution during the year was associated with this tactical allocation decision. The majority of relative returns were attributed to bottom-up selections in the hard currency and local debt portions of the Portfolio. Key selections in hard currency included overweight sovereign positions in Venezuela, the Ivory Coast, and Angola, as well as off-benchmark positions in Russian and Latin American corporates. Within local debt, top selections were primarily in currencies as overweight positions in Colombia, Russia, and Nigeria and underweight positions in Indonesia and South Africa. Detractors to performance included an underweight position in eastern European sovereign credit (the best performing region for the year) and an underweight duration position in local rates.

Lazard U.S. Realty Income Portfolio

For the year ended December 31, 2012, the Lazard U.S. Realty Income Portfolio’s Institutional Shares posted a total return of 23.32%, while Open Shares posted a total return of 23.00%, as compared with the 15.61% blended index return of the 50% FTSE NAREIT All Equity REITs® Index/50% Wells Fargo Hybrid and Preferred Securities REIT® Index (the Hybrid Index).

The Portfolio’s common and preferred stock holdings outperformed their respective indices—with significant outperformance in common stocks. The notable outperformance of the Portfolio’s common stock holdings was driven by the market’s upward valuation of yield-oriented securities and the outperformance of small- and mid-cap property stocks relative to large-cap property stocks. During the year, the Portfolio was, on average, 57% invested in common stocks and 35% invested in preferred stocks, and the remainder in cash and bond positions (the bond position was sold during the year).

Contributors to relative performance included an overweight position in STAG Industrial, an industrial REIT, which benefited from better-than-expected acquisition volume and pricing; an overweight position in Sabra Health Care REIT, which benefited from significant diversification of its tenant base and improved balance sheet strength; and an overweight in CBRE Group, an office broker, which rebounded from a depressed valuation when fears of a dramatic slowdown in transaction volume did not materialize. The position in CBRE Group was sold during the year.

Simon Property Group, the largest equity REIT, which outperformed due to healthy internal net operating income growth, particularly for its outlet centers, hurt relative performance given that we did not hold this security. Other detractors included an underweight position to timber REITs, which outperformed as tangible signs of a U.S. housing recovery emerged; and not owning position to American Tower, an infrastructure REIT, which outperformed on better-than-expected earnings and reaffirmation of its superior long-term growth outlook.

Lazard U.S. Realty Equity Portfolio

For the year ended December 31, 2012, the Lazard U.S. Realty Equity Portfolio’s Institutional Shares posted a total return of 20.83%, while Open Shares posted a total return of 20.58%, as compared with the 19.70% return for the FTSE NAREIT All Equity REITs Index.

In terms of relative performance, the Portfolio benefited from overweight positions to west coast office landlords MPG Office Trust and Douglas Emmett, which benefited from an improving leasing outlook in Southern California. The position in MPG Office Trust was sold during the year. Also helping the Portfolio’s performance was an overweight position to Cedar Realty Trust and DDR, both shopping center REITs, which outperformed due to positive balance sheet maneuvering and compression of shopping center cap rates; and an overweight position to Colony Financial, a finance REIT, which outperformed due to healthy volume of loan originations and opportunistic single-family rental investments.

14  Annual Report

An underweight position to timber REITs (especially Wey-erhaeuser) hurt overall relative performance, which was the best performing subsector during the year due to the overall improvement in housing starts and lumber demand. Other detractors from performance included an underweight position to health care REITs, which outperformed the index notably during the year due to the removal of an overhang related to regulatory uncertainty; and a slight underweight position to net lease REITs, which outperformed the index on the back of an improving leasing environment throughout the year.

Lazard International Realty Equity Portfolio

For the year ended December 31, 2012, the Lazard International Realty Equity Portfolio’s Institutional Shares posted a total return of 45.14%, while Open Shares posted a total return of 44.81%, as compared with the 38.98% return for the FTSE EPRA/NAREIT Global ex-U.S.® Index.

Contributors to relative performance included an overweight position to Japanese developers, as these stocks benefited from improving office market fundamentals and stimulus measures by the Bank of Japan. Additionally, selective overweight positions to Chinese developers helped performance, benefiting from significantly improving fundamentals particularly the sale volumes. The Portfolio benefited from an overweight position in Brazil to the shopping centers sub-sector, which grew earnings on the back of strong rent growth and cap rate compression.

On the other hand, an underweight position to Singapore developers detracted from our positive attribution.

Lazard U.S. High Yield Portfolio

For the year ended December 31, 2012, the Lazard U.S. High Yield Portfolio’s Institutional Shares posted a total return of 12.02%, while Open Shares posted a total return of 11.89%, as compared with the 15.58% return for the High Yield Index.

Portfolio performance lagged the High Yield Index in 2012 as lower-quality credits continued to outperform as investors sought higher current yield. Our higher-quality focus, coupled with our avoidance of bank and finance securities, led to most of the Portfolio’s underperformance. Over the past year, securities rated CCC returned 20.27% compared to 14.36% for those rated BB. The CCC sector is volatile and more prone to defaults than the upper tiers of high yield where we concentrate. At December 31, 2012, approximately 45% of the invested Portfolio was rated BB by Standard & Poor’s, and approximately 74% was rated B+ or better.

Portfolio performance was helped by overweight positions in the building material and cable sectors. Performance was hurt by overweight positions in the metals/mining sector and our underweighting of the bank, financial services, and telecommunications sectors.

Lazard U.S. Municipal Portfolio

For the year ended December 31, 2012, the Lazard U.S. Municipal Portfolio’s Institutional Shares posted a total return of 2.54%, while Open Shares posted a total return of 2.24%, as compared with the 2.98% return for the Bank of America Merrill Lynch 1–10 Year Municipal Bond® Index.

The Portfolio’s underperformance was primarily attributed to defensive positioning to mitigate interest rate risk, as well as its higher-quality profile. Year to date, longer-duration allocations and higher-risk sectors posted considerable returns. Longer-maturity allocations benefited greatly from a benign interest rate backdrop and posted sizable returns versus shorter-duration securities. In addition, sectors considered to have more credit risk, such as industrial development, tobacco, and hospitals, significantly outperformed. Finally, across the curve, lower-rated issues posted stronger returns, with BBB-rated issues posting returns of 9.80% versus 4.52% for AAA-rated issues for the year.

Lazard Global Fixed Income Portfolio

For the period from March 30, 2012 (the Portfolio’s inception) through December 31, 2012, the Lazard Global Fixed Income Portfolio’s Institutional Shares posted a total return of 3.30%, while Open Shares posted a total return of 3.08%, as compared with the 3.42% return for the Barclays Capital Global Aggregate Bond® Index.

The Portfolio’s performance was helped by country allocations, primarily through overweight positions in Poland, Australia, New Zealand, Peru, and China. Security selection in Europe and the United States (exposure to select diversified spread products), along with tactical currency exposure also contributed to returns. On the other hand, avoiding government bonds in peripheral Europe detracted from per-

Annual Report  15

formance as these securities recorded attractive, albeit volatile, returns for the year.

Currency markets were mixed during the year, with local fundamental conditions generally driving movements. The euro strengthened slightly based on developments in Europe that exceeded expectations, and continued reserve diversification from Asia, in particular. Other currencies in Europe also gained ground, such as the Norwegian krone and the Swiss franc. Notable movers during the year were the Polish zloty (up over 11% versus the U.S. dollar) and the Japanese yen, which weakened by 10% during the fourth quarter as a result of proposed Bank of Japan measures to ease, reflate, and/or address the stronger yen. The Portfolio benefited on a relative basis from the weakening yen, but the investment team covered some of the yen underweight as we doubt the sustainability of this move, unless U.S. interest rates were to markedly increase. Furthermore, we are not convinced that Japan’s new targets of 2% inflation and 3% growth will be realized. In contrast, the Korean won was a strong performer during the year, benefiting from better economic data in the region—especially in China, as approximately 40% of Korean exports are bound for China. Other currencies, such as the Brazilian real, South African rand, Indonesian rupiah, and Indian rupee, ended the fourth quarter and the year in negative territory, as a result of slower growth, deteriorating fundamentals, and flows.

Lazard Capital Allocator Opportunistic Strategies Portfolio

For the year ended December 31, 2012, the Lazard Capital Allocator Opportunistic Strategies Portfolio’s Institutional Shares posted a total return of 9.16%, while Open Shares posted a total return of 8.84%. The benchmark returns for the year ended December 31, 2012 were 15.83% for the MSCI World Index and 11.30% for the Global Asset Allocation Blended Index.[3]

While all sectors contributed positively to returns for the year, three of the Portfolio’s four sectors—thematic, diversifying, and contrarian—lagged the MSCI World Index. Discounted investments outperformed for the year.

The thematic sector, which represented 33% of the Portfolio as of December 31, 2012, underperformed the MSCI World Index, but outperformed the Global Asset Allocation Blended Index. Positive returns generated by equity investments in U.S. information technology, global agribusiness, a basket of U.S. companies with high free cash flow, and global industrials were somewhat offset by underperformance by an investment in energy equities.

The diversifying sector, which represented 46% of the Portfolio at the end of the year, contributed positively to returns but underperformed the benchmarks. The main detractors in the sector were investments in volatility and silver. Gold and short-term corporate bonds added to diversifying returns for the year.

Contrarian investments, which represented 16% of the Portfolio as of the end of the year, also detracted from relative returns, as investments in Italy, European financials, and financial companies engaged in the private equity sector un-derperformed. The positions in European financials and private equity were sold during the year.

Investments in the discounted sector, which represented 5% of the Portfolio as of December 31, 2012, added to performance. Discount tightening in closed-end equity funds drove performance in the sector, particularly in U.S. large-cap, China, and European small-cap funds.

16  Annual Report

Notes to Investment Overviews:

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolios may have been waived or reimbursed by the Investment Manager, State Street Bank and Trust Company, the Fund’s Administrator (“State Street”), or Boston Financial Data Services, Inc., the Fund’s transfer and dividend disbursing agent (“BFDS”); without such waiver/reimbursement of expenses, the Portfolios’ returns would have been lower. Past performance is not indicative, or a guarantee, of future results.

The performance data of the indices and other market data have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. These indices are unmanaged, have no fees or costs and are not available for investment.

The views of the Investment Manager and the securities described in this report are as of December 31, 2012; these views and portfolio holdings may have changed subsequent to this date. Nothing herein should be construed as a recommendation to buy, sell, or hold a particular security. There is no assurance that the securities discussed herein will remain in each Portfolio at the time you receive this report, or that securities sold will not have been repurchased. The specific securities discussed may, in aggregate, represent only a small percentage of each Portfolio’s holdings. It should not be assumed that securities identified and discussed were, or will be, profitable, or that the investment decisions made in the future will be profitable, or equal the investment performance of the securities discussed herein.

The views and opinions expressed are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of the outlooks for markets, sectors and securities as discussed herein. You should read the Fund’s prospectus or each Portfolio’s summary prospectus for a more detailed discussion of each Portfolio’s investment objectives, strategies, risks and fees.

[1]

As of May 31, 2012, the Portfolio changed its name from “Lazard U.S. Equity Value Portfolio” to “Lazard U.S. Equity Concentrated Portfolio,” and adopted its new investment strategy. The Portfolio invests primarily in equity securities, principally common stocks, of U.S. companies of any market capitalization and has a concentrated portfolio of investments, typically investing in 15 to 35 companies with market capitalizations generally greater than $350 million. The Portfolio’s benchmark was also changed from the Russell 1000® Value Index to S&P 500 Index.

[2]

The Russell 1000 Value/S&P 500 Linked Index is an index created by the Portfolio’s Investment Manager which links the performance of the Russell 1000 Value Index for all periods through May 30, 2012 and the S&P 500 Index for all periods thereafter.

[3]

The Global Asset Allocation Blended Index is rebalanced quarterly and is a blended index constructed by the Portfolio’s Investment Manager, composed of 60% MSCI World (Net) Index and 40% Barclays Capital US Aggregate Bond® Index.

Annual Report  17

The Lazard Funds, Inc. Performance Overviews

Lazard U.S. Equity Concentrated Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard U.S. Equity Concentrated Portfolio, S&P 500® Index, Russell 1000 Value/S&P 500 Linked Index and Russell 1000® Value Index*

Average Annual Total Returns* Periods Ended December 31, 2012
	One Year	Five Years	Since Inception	†

Institutional Shares**	16.83%	0.53%	3.83%

Open Shares**	16.51%	0.22%	3.54%

S&P 500 Index	16.00%	1.66%	4.27%

Russell 1000 Value/S&P 500 Linked Index	13.90%	–0.03%	2.94%

Russell 1000 Value Index	17.51%	0.59%	3.38%

*

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or State Street; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The Portfolio was previously known as Lazard U.S. Equity Value Portfolio. As of May 31, 2012, the Portfolio changed its name to Lazard U.S. Equity Concentrated Portfolio and changed its investment strategy to invest in primarily equity securities, principally common stocks, of U.S. companies of any market capitalization. The Portfolio has a concentrated portfolio of investments, typically investing in 15 to 35 companies with market capitalizations generally greater than $350 million.

The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The S&P 500 Index is a market capitalization-weighted index of 500 common stocks, designed to measure performance of the broad domestic economy through changes in the aggregate market value of these stocks, which represent all major industries. The Russell 1000 Value/S&P 500 Linked Index is an index created by the Portfolio’s Investment Manager, which links the performance of the Russell 1000 Value Index for all periods through May 30, 2012 and the S&P 500 Index for all periods thereafter. The Russell 1000 Value Index measures the performance of those Russell 1000 companies (the 1,000 largest companies in the Russell 3000® Index, which consists of the 3,000 largest U.S. companies by capitalization) with lower price-to-book ratios and lower forecasted growth values. The indices are unmanaged, have no fees or costs and are not available for investment.

**

The performance of Institutional Shares may be greater than or less than the performance of Open Shares, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was September 30, 2005.

18  Annual Report

Lazard U.S. Strategic Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard U.S. Strategic Equity Portfolio and S&P 500 Index*

Average Annual Total Returns* Periods Ended December 31, 2012
	One Year	Five Years	Since Inception	†

Institutional Shares**	14.56%	1.73%	3.80%

Open Shares**	14.10%	1.42%	3.50%

S&P 500 Index	16.00%	1.66%	4.20%

*

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or State Street; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The S&P 500 Index is a market capitalization-weighted index of 500 common stocks, designed to measure performance of the broad domestic economy through changes in the aggregate market value of these stocks, which represent all major industries. The index is unmanaged, has no fees or costs and is not available for investment.

**

The performance of Institutional Shares may be greater than or less than the performance of Open Shares, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was December 30, 2004.

Annual Report  19

Lazard U.S. Mid Cap Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard U.S. Mid Cap Equity Portfolio and Russell Midcap® Index*

Average Annual Total Returns* Years Ended December 31, 2012
	One Year	Five Years	Ten Years

Institutional Shares**	5.76%	1.03%	7.50%

Open Shares**	5.44%	0.76%	7.21%

Russell Midcap Index	17.28%	3.57%	10.65%

*

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index (which consists of the 1,000 largest U.S. companies by capitalization). The index is unmanaged, has no fees or costs and is not available for investment.

**

The performance of Institutional Shares may be greater than or less than the performance of Open Shares, primarily based on the differences in fees borne by shareholders investing in different classes.

20  Annual Report

Lazard U.S. Small-Mid Cap Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard U.S. Small-Mid Cap Equity Portfolio, Russell 2500® Index and Russell 2000/2500 Linked Index*

Average Annual Total Returns* Years Ended December 31, 2012
	One Year	Five Years	Ten Years

Institutional Shares**	15.45%	5.58%	9.16%

Open Shares**	14.97%	5.22%	8.81%

Russell 2500 Index	17.88%	4.34%	10.49%

Russell 2000/2500 Linked Index	17.88%	4.78%	10.36%

*

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The Portfolio was previously known as Lazard U.S. Small Cap Equity Portfolio. As of August 25, 2008, the Portfolio changed its name to Lazard U.S. Small-Mid Cap Equity Portfolio and changed its investment strategy to invest in equity securities of small-mid cap U.S. companies.

The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The Russell 2500 Index is comprised of the 2,500 smallest U.S. companies included in the Russell 3000 Index (which consists of the 3,000 largest U.S. companies by capitalization). The Russell 2000/2500 Linked Index is an index created by the Portfolio’s Investment Manager, which links the performance of the Russell 2000® Index for all periods through August 24, 2008 and the Russell 2500 Index for all periods thereafter. The Russell 2000 Index is comprised of the 2,000 smallest U.S. companies included in the Russell 3000 Index. The indices are unmanaged, have no fees or costs and are not available for investment.

**

The performance of Institutional Shares may be greater than or less than the performance of Open Shares, primarily based on the differences in fees borne by shareholders investing in different classes.

Annual Report  21

Lazard Global Listed Infrastructure Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Global Listed Infrastructure Portfolio, UBS Global 50/50 Infrastructure & Utilities® Index and MSCI World® Index*

Average Annual Total Returns*
Periods Ended December 31, 2012

	One Year	Since Inception†

Institutional Shares**	18.05%	7.40%

Open Shares**	17.54%	6.99%

UBS Global 50/50 Infrastructure & Utilities Index	12.38%	5.10%

MSCI World Index	15.83%	6.93%

*

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The UBS Global 50/50 Infrastructure & Utilities Index tracks a 50% exposure to the global developed-market utilities sector and a 50% exposure to the global developed-market infrastructure sector. The MSCI World Index is a market capitalization-weighted index of companies representative of the market structure of 24 developed market countries in North America, Europe, and the Asia/Pacific region. The indices are unmanaged, have no fees or costs and are not available for investment.

**

The performance of Institutional Shares may be greater than or less than the performance of Open Shares, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was December 31, 2009.

22  Annual Report

Lazard International Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard International Equity Portfolio and EAFE Index*

Average Annual Total Returns*
Years Ended December 31, 2012

	One Year	Five Years	Ten Years

Institutional Shares**	22.70%	–0.83%	8.14%

Open Shares**	22.30%	–1.14%	7.82%

EAFE Index	17.32%	–3.69%	8.21%

*	All returns reflect reinvestment of all dividends and distributions, if any.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The EAFE Index is a broadly diversified international index comprised of equity securities of approximately 1,000 companies located in developed countries outside the United States. The index is unmanaged, has no fees or costs and is not available for investment.

**

The performance of Institutional Shares may be greater than or less than the performance of Open Shares, primarily based on the differences in fees borne by shareholders investing in different classes.

Annual Report  23

Lazard International Equity Select Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard International Equity Select Portfolio, MSCI ACWI® ex-U.S. and EAFE/MSCI ACWI ex-U.S. Linked Index*

Average Annual Total Returns*
Years Ended December 31, 2012

	One Year	Five Years	Ten Years

Institutional Shares**	21.59%	–1.94%	7.21%

Open Shares**	21.23%	–2.23%	6.90%

MSCI ACWI ex-U.S.	16.83%	–2.89%	9.74%

EAFE/MSCI ACWI ex-U.S. Linked Index	16.83%	–3.99%	8.04%

*

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or State Street; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The MSCI ACWI ex-U.S. is a free floated-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. The EAFE/MSCI ACWI ex-U.S. Linked Index is an index created by the Portfolio’s Investment Manager, which links the performance of the EAFE Index for all periods through June 30, 2010 and the MSCI ACWI ex-U.S. for all periods thereafter. The EAFE Index is a broadly diversified international index comprised of equity securities of approximately 1,000 companies located in developed countries outside the United States. The indices are unmanaged, have no fees or costs and are not available for investment.

**

The performance of Institutional Shares may be greater than or less than the performance of Open Shares, primarily based on the differences in fees borne by shareholders investing in different classes.

24  Annual Report

Lazard International Strategic Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard International Strategic Equity Portfolio and EAFE Index*

Average Annual Total Returns*
Periods Ended December 31, 2012

	Institutional Shares			Open Shares
	One Year	Five Years	Since Inception†	One Year	Five Years	Since Inception†

International Strategic Equity Portfolio**	25.00%	–0.19%	6.04%	24.74%	–0.49%	3.79%

EAFE Index	17.32%	–3.69%	3.14%	17.32%	–3.69%	1.34%

*

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The EAFE Index is a broadly diversified international index comprised of equity securities of approximately 1,000 companies located in developed countries outside the United States. The index is unmanaged, has no fees or costs and is not available for investment.

**

The performance of Institutional Shares may be greater than or less than the performance of Open Shares, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Institutional Shares was October 31, 2005 and for Open Shares was February 3, 2006.

Annual Report  25

Lazard International Small Cap Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard International Small Cap Equity Portfolio and EAFE Small Cap Index*

Average Annual Total Returns*
Years Ended December 31, 2012
	One Year	Five Years	Ten Years

Institutional Shares**	22.28%	–1.96%	8.95%

Open Shares**	21.96%	–2.23%	8.65%

EAFE Small Cap Index	20.00%	–0.87%	11.93%

*

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The EAFE Small Cap Index is an arithmetic, market value-weighted average of the performance of securities of small cap companies listed on the stock exchanges of EAFE Index countries. The index is unmanaged, has no fees or costs and is not available for investment.

**

The performance of Institutional Shares may be greater than or less than the performance of Open Shares, primarily based on the differences in fees borne by shareholders investing in different classes.

26  Annual Report

Lazard Emerging Markets Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Emerging Markets Equity Portfolio and the EM Index*

Average Annual Total Returns*
Years Ended December 31, 2012
	One Year	Five Years	Ten Years

Institutional Shares**	22.36%	1.81%	18.41%

Open Shares**	22.03%	1.46%	18.09%

EM Index	18.22%	–0.92%	16.52%

*

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The EM Index is comprised of emerging market securities in countries open to non-local investors. The index is unmanaged, has no fees or costs and is not available for investment.

**

The performance of Institutional Shares may be greater than or less than the performance of Open Shares, primarily based on the differences in fees borne by shareholders investing in different classes.

Annual Report  27

Lazard Developing Markets Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Developing Markets Equity Portfolio and the EM Index*

Average Annual Total Returns*
Periods Ended December 31, 2012
	One Year	Since Inception	†

Institutional Shares**	17.16%	10.33%

Open Shares**	16.79%	10.02%

EM Index	18.22%	9.69%

*

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or State Street; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The EM Index is comprised of emerging market securities in countries open to non-local investors. The index is unmanaged, has no fees or costs and is not available for investment.

**

The performance of Institutional Shares may be greater than or less than the performance of Open Shares, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was September 30, 2008.

28  Annual Report

Lazard Emerging Markets Equity Blend Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Emerging Markets Equity Blend Portfolio and the EM Index*

Average Annual Total Returns*
Periods Ended December 31, 2012
	One Year	Since Inception	†

Institutional Shares**	18.19%	6.32%

Open Shares**	17.97%	6.02%

EM Index	18.22%	7.75%

*

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The EM Index is comprised of emerging market securities in countries open to non-local investors. The index is unmanaged, has no fees or costs and is not available for investment.

**

The performance of Institutional Shares may be greater than or less than the performance of Open Shares, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was May 28, 2010.

Annual Report  29

Lazard Emerging Markets Multi-Strategy Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Emerging Markets Multi-Strategy Portfolio and the EM Index*

Average Annual Total Returns* Periods Ended December 31, 2012
	One Year	Since Inception	†

Institutional Shares**	14.02%	–0.97%

Open Shares**	13.28%	–1.26%

EM Index	18.22%	–3.18%

*

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The EM Index is comprised of emerging market securities in countries open to non-local investors. The index is unmanaged, has no fees or costs and is not available for investment.

**

The performance of Institutional Shares may be greater than or less than the performance of Open Shares, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was March 31, 2011.

30  Annual Report

Lazard Emerging Markets Debt Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Emerging Markets Debt Portfolio, the Global Diversified Index, JPMorgan EMBI Global Diversified® Index and JPMorgan GBI-EM Global Diversified® Index*

Average Annual Total Returns* Periods Ended December 31, 2012
	One Year	Since Inception	†

Institutional Shares**	18.95%	10.86%

Open Shares**	18.68%	10.54%

Global Diversified Index	17.21%	10.81%

JPMorgan EMBI Global Diversified Index	17.44%	13.66%

JPMorgan GBI-EM Global Diversified Index	16.76%	7.82%

*

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The Global Diversified Index is a 50/50 blend of the JPMorgan EMBI Global Diversified Index and the JPMorgan GBI-EM Global Diversified Index. The JPMorgan EMBI Global Diversified Index is a uniquely-weighted version of the EMBI Global. The JPMorgan GBI-EM Global Diversified Index is a uniquely-weighted version of the GBI-EM Global. They limit the weights of those index countries with larger debt stocks by only including specified portions of these countries’ eligible current face amounts of debt outstanding. The indices are unmanaged, have no fees or costs and are not available for investment.

**

The performance of Institutional Shares may be greater than or less than the performance of Open Shares, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was February 28, 2011.

Annual Report  31

Lazard U.S. Realty Income Portfolio

Comparison of Changes in Value of $10,000 Investment in the Open Shares of Lazard U.S. Realty Income Portfolio, the Hybrid Index and S&P 500 Index*

Average Annual Total Returns* Periods Ended December 31, 2012
	Institutional Shares			Open Shares
	One Year	Since Inception	†	One Year	Since Inception	†

U.S. Realty Income Portfolio**	23.32%	26.99%		23.00%	13.95%

Hybrid Index	15.61%	19.98%		15.61%	11.73%

S&P 500 Index	16.00%	22.36%		16.00%	4.74%

*

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The Hybrid Index is a 50/50 blend of the FTSE NAREIT All Equity REITs® Index and the Wells Fargo Hybrid and Preferred Securities REIT® Index. The FTSE NAREIT All Equity REITs Index is a free-float adjusted market capitalization index that is designed to measure the performance of equity REITs across all industries. The Wells Fargo Hybrid and Preferred Securities REIT Index tracks the performance of fixed-rate U.S. dollar-denominated preferred securities issued in the U.S. domestic market. The S&P 500 Index is a market capitalized-weighted index of 500 common stocks, designed to measure performance of the broad domestic economy through changes in the aggregate market value of these stocks, which represent all major industries. The indices are unmanaged, have no fees or costs and are not available for investment.

**

The performance of Institutional Shares may be greater than or less than the performance of Open Shares, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Institutional Shares was September 26, 2011 and for Open Shares was July 30, 2008.

32  Annual Report

Lazard U.S. Realty Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Open Shares of Lazard U.S. Realty Equity Portfolio and FTSE NAREIT All Equity REITs Index*

Average Annual Total Returns* Periods Ended December 31, 2012
	Institutional Shares			Open Shares
	One Year	Since Inception	†	One Year	Since Inception	†

U.S. Realty Equity Portfolio**	20.83%	34.88%		20.58%	30.08%

FTSE NAREIT All Equity REITs Index	19.70%	27.38%		19.70%	20.70%

*

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The FTSE NAREIT All Equity REITs Index is a free-float adjusted market capitalization index that is designed to measure the performance of equity REITs across all industries. The index is unmanaged, has no fees or costs and is not available for investment.

**

The performance of Institutional Shares may be greater than or less than the performance of Open Shares, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Institutional Shares was September 26, 2011 and for Open Shares was December 31, 2008.

Annual Report  33

Lazard International Realty Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Open Shares of Lazard International Realty Equity Portfolio and FTSE EPRA/NAREIT Global ex-U.S.® Index*

Average Annual Total Returns* Periods Ended December 31, 2012
	Institutional Shares			Open Shares
	One Year	Since Inception	†	One Year	Since Inception	†

International Realty Equity Portfolio**	45.14%	34.34%		44.81%	24.84%

FTSE EPRA/NAREIT Global ex-U.S. Index	38.98%	31.12%		38.98%	18.58%

*

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The FTSE EPRA/NAREIT Global ex-U.S. Index is a free-float adjusted market capitalization index that is designed to measure the performance of REITs in both developed and emerging markets while excluding those listed or incorporated in the United States. There are currently 46 countries eligible for inclusion in the index with 24 classified as developed and 22 as emerging. The index is unmanaged, has no fees or costs and is not available for investment.

**

The performance of Institutional Shares may be greater than or less than the performance of Open Shares, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Institutional Shares was September 26, 2011 and for Open Shares was December 31, 2008.

34  Annual Report

Lazard U.S. High Yield Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard U.S. High Yield Portfolio and the High Yield Index*

Average Annual Total Returns* Years Ended December 31, 2012
	One Year	Five Years	Ten Years

Institutional Shares**	12.02%	7.18%	8.67%

Open Shares**	11.89%	6.91%	8.39%

High Yield Index	15.58%	10.01%	10.39%

*

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The High Yield Index provides a broad-based measure of the performance of the non-investment grade U.S. domestic bond market. The index is unmanaged, has no fees or costs and is not available for investment.

**

The performance of Institutional Shares may be greater than or less than the performance of Open Shares, primarily based on the differences in fees borne by shareholders investing in different classes.

Annual Report  35

Lazard U.S. Municipal Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard U.S. Municipal Portfolio and Bank of America Merrill Lynch 1-10 year Municipal Bond® Index*

Average Annual Total Returns* Periods Ended December 31, 2012
	One Year	Since Inception	†

Institutional Shares**	2.54%	3.81%

Open Shares**	2.24%	3.49%

Bank of America Merrill Lynch 1-10 year Municipal Bond Index	2.98%	4.92%

*

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The Bank of America Merrill Lynch 1-10 Year Municipal Bond Index is a subset of the Bank of America Merrill Lynch U.S. Municipal Securities® Index including all securities with a remaining term to final maturity less than 10 years. The Bank of America Merrill Lynch U.S. Municipal Securities Index tracks the performance of U.S. dollar-denominated investment grade tax-exempt debt publicly issued by U.S. states and territories, and their political subdivisions. The indices are unmanaged, have no fees or costs and are not available for investment.

**

The performance of Institutional Shares may be greater than or less than the performance of Open Shares, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was February 28, 2011.

36  Annual Report

Lazard Global Fixed Income Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Global Fixed Income Portfolio and Barclays Capital Global Aggregate Bond® Index*

Total Returns* Period Ended December 31, 2012
	Since Inception	†

Institutional Shares**	3.30%

Open Shares**	3.08%

Barclays Capital Global Aggregate Bond Index	3.42%

*

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. No single period of any length may be taken as typical what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The Barclays Capital Global Aggregate Bond Index provides a broad-based measure of global investment-grade fixed-income debt markets, including government-related debt, corporate debt, securitized debt, and global Treasury. It covers the investment-grade, U.S. dollar–denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS, ABS, and CMBS, with maturities of no less than one year. The index is unmanaged, has no fees or costs and is not available for investment.

**

The performance of Institutional Shares may be greater than or less than the performance of Open Shares, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was March 30, 2012.

Annual Report  37

Lazard Capital Allocator Opportunistic Strategies Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Capital Allocator Opportunistic Strategies Portfolio, MSCI World Index and Global Asset Allocation Blended Index*

Average Annual Total Returns* Periods Ended December 31, 2012
	Institutional Shares			Open Shares
	One Year	Since Inception	†	One Year	Since Inception	†

Capital Allocator Opportunistic Strategies Portfolio**	9.16%	2.40%		8.84%	2.17%

MSCI World Index	15.83%	0.66%		15.83%	0.75%

Global Asset Allocation Blended Index	11.30%	3.46%		11.30%	3.51%

*

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The MSCI World Index is a market capitalization-weighted index of companies representative of the market structure of 24 developed market countries in North America, Europe, and the Asia/Pacific region. The Global Asset Allocation Blended Index is rebalanced quarterly and is a blended index constructed by the Portfolio’s Investment Manager that is comprised of 60% MSCI World (Net) Index and 40% Barclays Capital U.S. Aggregate Bond® Index. The Barclays Capital U.S. Aggregate Bond Index covers the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS, ABS and CMBS, with maturities of no less than one year. The indices are unmanaged, have no fees or costs and are not available for investment.

**

The performance of Institutional Shares may be greater than or less than the performance of Open Shares, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Institutional Shares was March 26, 2008 and for Open Shares was March 31, 2008.

38  Annual Report

The Lazard Funds, Inc. Information About Your Portfolio’s Expenses

Expense Example

As a shareholder in a Portfolio of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees (Open Shares only), and other expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the six month period from July 1, 2012 through December 31, 2012 and held for the entire period.

Actual Expenses

For each Share class of the Portfolios, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each Share class of the Portfolios, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Portfolio	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During Period* 7/1/12 - 12/31/12	Annualized Expense Ratio During Period 7/1/12 - 12/31/12

U.S. Equity Concentrated
Institutional Shares
Actual	$1,000.00	$1,094.90	$5.00	0.95%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.38	$4.82	0.95%
Open Shares
Actual	$1,000.00	$1,092.30	$6.57	1.25%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.85	$6.34	1.25%

U.S. Strategic Equity
Institutional Shares
Actual	$1,000.00	$1,084.35	$3.93	0.75%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.37	$3.81	0.75%
Open Shares
Actual	$1,000.00	$1,082.37	$5.50	1.05%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.86	$5.33	1.05%

U.S. Mid Cap Equity
Institutional Shares
Actual	$1,000.00	$1,025.59	$5.30	1.04%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.90	$5.29	1.04%
Open Shares
Actual	$1,000.00	$1,023.79	$6.63	1.30%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.59	$6.61	1.30%

Annual Report  39

Portfolio	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During Period* 7/1/12 - 12/31/12	Annualized Expense Ratio During Period 7/1/12 - 12/31/12

U.S. Small-Mid Cap Equity
Institutional Shares
Actual	$1,000.00	$1,077.86	$4.57	0.87%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.74	$4.44	0.87%
Open Shares
Actual	$1,000.00	$1,075.07	$6.28	1.20%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.08	$6.11	1.20%

Global Listed Infrastructure
Institutional Shares
Actual	$1,000.00	$1,116.31	$5.98	1.12%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.48	$5.71	1.12%
Open Shares
Actual	$1,000.00	$1,113.37	$7.93	1.49%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.64	$7.57	1.49%

International Equity
Institutional Shares
Actual	$1,000.00	$1,145.41	$5.47	1.01%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.04	$5.15	1.01%
Open Shares
Actual	$1,000.00	$1,143.13	$7.08	1.31%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.53	$6.66	1.31%

International Equity Select
Institutional Shares
Actual	$1,000.00	$1,145.77	$6.20	1.15%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.36	$5.84	1.15%
Open Shares
Actual	$1,000.00	$1,145.70	$7.82	1.45%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.85	$7.35	1.45%

International Strategic Equity
Institutional Shares
Actual	$1,000.00	$1,157.07	$4.68	0.86%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.80	$4.38	0.86%
Open Shares
Actual	$1,000.00	$1,155.22	$6.19	1.14%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.39	$5.80	1.14%

International Small Cap Equity
Institutional Shares
Actual	$1,000.00	$1,128.77	$6.05	1.13%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.46	$5.74	1.13%
Open Shares
Actual	$1,000.00	$1,129.07	$7.65	1.43%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.95	$7.25	1.43%

40  Annual Report

Portfolio	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During Period* 7/1/12 - 12/31/12	Annualized Expense Ratio During Period 7/1/12 - 12/31/12

Emerging Markets Equity
Institutional Shares
Actual	$1,000.00	$1,130.11	$5.86	1.09%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.63	$5.56	1.09%
Open Shares
Actual	$1,000.00	$1,128.42	$7.34	1.37%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.24	$6.96	1.37%

Developing Markets Equity
Institutional Shares
Actual	$1,000.00	$1,103.39	$6.57	1.24%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.88	$6.31	1.24%
Open Shares
Actual	$1,000.00	$1,101.91	$8.27	1.57%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.27	$7.94	1.57%

Emerging Markets Equity Blend
Institutional Shares
Actual	$1,000.00	$1,100.83	$7.09	1.34%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.46	$6.81	1.34%
Open Shares
Actual	$1,000.00	$1,099.73	$8.64	1.64%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.91	$8.29	1.64%

Emerging Markets Multi-Strategy
Institutional Shares
Actual	$1,000.00	$1,077.34	$6.79	1.30%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.60	$6.60	1.30%
Open Shares
Actual	$1,000.00	$1,075.30	$8.35	1.60%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.09	$8.11	1.60%

Emerging Markets Debt
Institutional Shares
Actual	$1,000.00	$1,106.31	$5.30	1.00%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.11	$5.08	1.00%
Open Shares
Actual	$1,000.00	$1,104.41	$6.88	1.30%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.60	$6.60	1.30%

U.S. Realty Income
Institutional Shares
Actual	$1,000.00	$1,083.32	$6.01	1.15%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.37	$5.82	1.15%
Open Shares
Actual	$1,000.00	$1,081.90	$7.59	1.45%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.85	$7.36	1.45%

Annual Report  41

Portfolio	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During Period* 7/1/12 - 12/31/12	Annualized Expense Ratio During Period 7/1/12 - 12/31/12

U.S. Realty Equity
Institutional Shares
Actual	$1,000.00	$1,051.56	$6.19	1.20%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.10	$6.09	1.20%
Open Shares
Actual	$1,000.00	$1,050.23	$7.73	1.50%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.60	$7.61	1.50%

International Realty Equity
Institutional Shares
Actual	$1,000.00	$1,215.03	$7.24	1.30%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.60	$6.60	1.30%
Open Shares
Actual	$1,000.00	$1,213.70	$8.90	1.60%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.09	$8.11	1.60%

U.S. High Yield
Institutional Shares
Actual	$1,000.00	$1,060.27	$2.85	0.55%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.37	$2.80	0.55%
Open Shares
Actual	$1,000.00	$1,058.51	$4.40	0.85%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.86	$4.32	0.85%

U.S. Municipal
Institutional Shares
Actual	$1,000.00	$1,010.73	$2.02	0.40%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.13	$2.03	0.40%
Open Shares
Actual	$1,000.00	$1,009.14	$3.53	0.70%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.62	$3.56	0.70%

Lazard Global Fixed Income
Institutional Shares
Actual	$1,000.00	$1,032.20	$4.08	0.80%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.13	$4.05	0.80%
Open Shares
Actual	$1,000.00	$1,030.69	$5.60	1.10%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.62	$5.57	1.10%

Capital Allocator Opportunistic Strategies
Institutional Shares
Actual	$1,000.00	$1,051.86	$5.26	1.02%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.01	$5.18	1.02%
Open Shares
Actual	$1,000.00	$1,050.96	$6.81	1.32%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.50	$6.70	1.32%

*	Expenses are equal to the annualized expense ratio of each Share class multiplied by the average account value over the period, multiplied by 184/366 (to reflect one-half year period).

42  Annual Report

The Lazard Funds, Inc. Portfolio Holdings Presented by Sector December 31, 2012

Sector*	Lazard U.S. Equity Concentrated Portfolio	Lazard U.S. Strategic Equity Portfolio	Lazard U.S. Mid Cap Equity Portfolio	Lazard U.S. Small-Mid Cap Equity Portfolio	Lazard Global Listed Infrastructure Portfolio

Consumer Discretionary	20.6%	16.4%	17.9%	13.4%	1.0%
Consumer Staples	14.6	11.6	5.9	2.1	—
Energy	3.1	8.7	7.4	6.2	—
Financials	2.4	11.5	14.9	21.7	2.0
Health Care	25.5	16.8	13.8	7.5	—
Industrials	3.5	10.9	13.9	16.3	56.6
Information Technology	12.4	19.7	21.8	18.0	—
Materials	7.0	2.8	3.1	9.0	—
Telecommunication Services	—	—	—	—	—
Utilities	—	—	—	2.5	38.9
Short-Term Investments	10.9	1.6	1.3	3.3	1.5

Total Investments	100.0%	100.0%	100.0%	100.0%	100.0%

Sector*	Lazard International Equity Portfolio	Lazard International Equity Select Portfolio	Lazard International Strategic Equity Portfolio	Lazard International Small Cap Equity Portfolio	Lazard Emerging Markets Equity Portfolio

Consumer Discretionary	13.6%	11.1%	24.8%	20.0%	6.8%
Consumer Staples	9.5	12.0	10.8	5.7	12.7
Energy	8.4	8.5	8.6	6.6	7.6
Financials	18.5	18.2	19.2	15.2	26.9
Health Care	14.0	13.1	15.8	14.3	—
Industrials	10.7	11.2	9.8	21.4	8.5
Information Technology	7.1	10.0	0.8	9.5	14.2
Materials	9.5	7.6	8.5	5.8	9.0
Telecommunication Services	4.0	6.6	—	—	13.3
Utilities	2.4	0.7	—	0.9	—
Short-Term Investments	2.3	1.0	1.7	0.6	1.0

Total Investments	100.0%	100.0%	100.0%	100.0%	100.0%

Sector*	Lazard Developing Markets Equity Portfolio	Lazard Emerging Markets Equity Blend Portfolio	Lazard Emerging Markets Multi-Strategy Portfolio	Lazard U.S. Reatly Income Portfolio	Lazard U.S. Reatly Equity Portfolio

Consumer Discretionary	14.8%	12.5%	9.1%	—%	4.3%
Consumer Staples	2.5	7.0	4.7	—	—
Energy	15.0	11.7	9.6	—	—
Financials	31.2	27.2	20.2	93.2	92.7
Health Care	2.2	2.2	1.5	—	—
Industrials	14.4	12.0	8.8	—	—
Information Technology	11.6	13.2	8.8	—	—
Materials	4.4	5.3	4.7	—	—
Telecommunication Services	0.9	5.5	3.9	—	—
Utilities	0.8	—	1.0	—	—
Sovereign Debt	—	—	8.5	—	—
U.S. Treasury Securities	—	—	10.1	—	—
Short-Term Investments	2.2	3.4	9.1	6.8	3.0

Total Investments	100.0%	100.0%	100.0%	100.0%	100.0%

* Represents percentage of total investments.

Annual Report  43

Sector*	Lazard International Realty Equity Portfolio	Lazard Capital Allocator Opportunistic Strategies Portfolio

Consumer Discretionary	4.4%	3.8%
Consumer Staples	—	3.8
Energy	—	7.3
Financials	95.1	12.8
Health Care	—	1.9
Industrials	—	9.3
Information Technology	—	8.1
Materials	—	3.6
Telecommunication Services	—	1.6
Utilities	—	1.4
Other	—	5.4
Fixed Income	—	24.4
Short-Term Investments	0.5	16.6

Total Investments	100.0%	100.0%

* Represents percentage of total investments.

44  Annual Report

The Lazard Funds, Inc. Portfolio Holdings Presented by Region and Credit Rating December 31, 2012

Region*	Lazard Emerging Markets Debt Portfolio

Africa	17.1%
Asia	33.2
Europe	25.8
North America	8.3
South America	15.3
Short-Term Investment	0.3

Total Investments	100.0%

S&P Credit Rating*	Lazard U.S. High Yield Portfolio	Lazard U.S. Municipal Portfolio	Lazard Global Fixed Income Portfolio

AAA	—%	16.9%	25.5%
AA+	—	8.1	4.0
AA	—	12.0	4.1
AA–	—	7.8	14.4
A+	—	11.4	4.2
A	—	17.9	11.4
A–	0.7	16.4	4.6
BBB+	—	4.5	2.7
BBB	0.5	0.4	12.5
BBB–	5.0	—	2.9
BB+	4.8	—	1.4
BB	12.2	—	—
BB–	19.2	—	1.4
B+	28.3	—	—
B	12.7	—	—
B–	10.6	—	—
CCC+	1.1	—	—
NR	—	0.6	6.5
NA	—	1.6	3.8
Short-Term Investments	4.9	2.4	0.6

Total Investments	100.0%	100.0%	100.0%

* Represents percentage of total investments.

Annual Report  45

The Lazard Funds, Inc. Portfolios of Investments December 31, 2012

Description	Shares	Value

Lazard U.S. Equity Concentrated Portfolio

Common Stocks | 88.5%

Alcohol & Tobacco | 2.7%
Molson Coors Brewing Co., Class B	76,170	$3,259,314

Automotive | 2.1%
General Motors Co. (a)	44,700	1,288,701
Lear Corp.	26,400	1,236,576

		2,525,277

Cable Television | 3.8%
Comcast Corp., Class A	130,710	4,699,024

Commercial Services | 3.5%
Corrections Corp. of America	121,340	4,303,930

Computer Software | 3.6%
Microsoft Corp.	164,520	4,397,619

Consumer Products | 2.4%
Newell Rubbermaid, Inc.	129,110	2,875,280

Energy Integrated | 3.1%
ConocoPhillips	64,565	3,744,124

Financial Services | 2.4%
Janus Capital Group, Inc.	344,950	2,938,974

Food & Beverages | 3.5%
Sysco Corp.	133,880	4,238,641

Leisure & Entertainment | 6.0%
Viacom, Inc., Class B	139,605	7,362,768

Medical Products | 12.4%
Baxter International, Inc.	51,360	3,423,658
CareFusion Corp. (a)	232,020	6,631,131
McKesson Corp.	52,260	5,067,130

		15,121,919

Description	Shares	Value

Metals & Mining | 6.9%
Silver Wheaton Corp.	103,245	$3,725,080
US Silica Holdings, Inc.	282,580	4,727,563

		8,452,643

Pharmaceutical & Biotechnology | 12.9%
Gilead Sciences, Inc. (a)	53,000	3,892,850
Pfizer, Inc.	472,689	11,855,040

		15,747,890

Retail | 14.4%
American Eagle Outfitters, Inc.	187,095	3,837,318
Big Lots, Inc. (a)	126,615	3,603,463
CVS Caremark Corp.	76,330	3,690,555
Wal-Mart Stores, Inc.	95,085	6,487,650

		17,618,986

Technology Hardware | 8.8%
Cisco Systems, Inc.	546,555	10,739,806

Total Common Stocks
(Identified cost $101,124,851)		108,026,195

Short-Term Investment | 10.8%
State Street Institutional Treasury Money Market Fund (Identified cost $13,156,276)	13,156,276	13,156,276

Total Investments | 99.3%
(Identified cost $114,281,127) (b)		$121,182,471

Cash and Other Assets in Excess of Liabilities | 0.7%		887,512

Net Assets | 100.0%		$122,069,983

The accompanying notes are an integral part of these financial statements.

46  Annual Report

Description	Shares	Value

Lazard U.S. Strategic Equity Portfolio

Common Stocks | 98.4%

Aerospace & Defense | 3.3%
Raytheon Co.	18,900	$1,087,884
Rockwell Collins, Inc.	7,700	447,909
The Boeing Co.	15,800	1,190,688

		2,726,481

Agriculture | 1.2%
The Mosaic Co.	17,100	968,373

Alcohol & Tobacco | 2.0%
Molson Coors Brewing Co., Class B	38,350	1,640,997

Automotive | 1.6%
General Motors Co. (a)	15,600	449,748
Lear Corp.	18,550	868,882

		1,318,630

Banking | 1.9%
Bank of America Corp.	140,100	1,625,160

Cable Television | 4.1%
Comcast Corp., Class A	96,050	3,452,997

Chemicals | 1.1%
E.l. du Pont de Nemours & Co.	20,650	928,631

Commercial Services | 2.9%
ADT Corp.	19,350	899,581
Corrections Corp. of America	23,100	819,357
Republic Services, Inc.	23,400	686,322

		2,405,260

Computer Software | 3.8%
BMC Software, Inc. (a)	24,050	953,823
Microsoft Corp.	29,600	791,208
Oracle Corp.	42,200	1,406,104

		3,151,135

Consumer Products | 1.5%
Hasbro, Inc.	17,800	639,020
Newell Rubbermaid, Inc.	26,300	585,701

		1,224,721

Description	Shares	Value

Energy Exploration & Production | 1.8%
Devon Energy Corp.	28,900	$1,503,956

Energy Integrated | 5.8%
Chevron Corp.	18,700	2,022,218
ConocoPhillips	27,400	1,588,926
Consol Energy, Inc.	39,150	1,256,715

		4,867,859

Energy Services | 1.1%
Halliburton Co.	27,400	950,506

Financial Services | 7.9%
American Express Co.	18,700	1,074,876
Ameriprise Financial, Inc.	23,650	1,481,200
Capital One Financial Corp.	15,300	886,329
Citigroup, Inc.	64,600	2,555,576
Janus Capital Group, Inc.	77,585	661,024

		6,659,005

Food & Beverages | 2.9%
PepsiCo, Inc.	11,700	800,631
Sysco Corp.	52,000	1,646,320

		2,446,951

Health Services | 1.1%
UnitedHealth Group, Inc.	17,300	938,352

Insurance | 1.6%
The Hartford Financial Services Group, Inc.	18,500	415,140
The Travelers Cos., Inc.	12,400	890,568

		1,305,708

Leisure & Entertainment | 3.3%
Viacom, Inc., Class B	52,450	2,766,213

Manufacturing | 4.7%
Caterpillar, Inc.	7,700	689,766
Honeywell International, Inc.	18,593	1,180,098
Parker Hannifin Corp.	14,950	1,271,647
Tyco International, Ltd.	28,700	839,475

		3,980,986

Medical Products | 7.0%
Baxter International, Inc.	23,700	1,579,842
CareFusion Corp. (a)	68,800	1,966,304
McKesson Corp.	23,600	2,288,256

		5,834,402

The accompanying notes are an integral part of these financial statements.

Annual Report  47

Description	Shares	Value

Lazard U.S. Strategic Equity Portfolio (concluded)

Metals & Mining | 0.6%
Walter Energy, Inc.	13,100	$470,028

Pharmaceutical & Biotechnology | 8.7%
Gilead Sciences, Inc. (a)	19,050	1,399,222
Johnson & Johnson	24,010	1,683,101
Merck & Co., Inc.	18,050	738,967
Pfizer, Inc.	136,950	3,434,706

		7,255,996

Retail | 12.6%
American Eagle Outfitters, Inc.	66,645	1,366,889
AutoZone, Inc. (a)	2,436	863,391
Big Lots, Inc. (a)	23,880	679,625
CVS Caremark Corp.	49,100	2,373,985
Lowe’s Cos., Inc.	31,550	1,120,656
Macy’s, Inc.	24,600	959,892
Wal-Mart Stores, Inc.	47,355	3,231,032

		10,595,470

Semiconductors & Components | 2.1%
Intel Corp.	33,650	694,199
Texas Instruments, Inc.	35,300	1,092,182

		1,786,381

Technology | 2.1%
Google, Inc., Class A (a)	2,432	1,725,188

Description	Shares	Value

Technology Hardware | 11.7%
Apple, Inc.	3,441	$1,834,156
Cisco Systems, Inc.	191,405	3,761,108
EMC Corp. (a)	51,600	1,305,480
International Business Machines Corp.	7,690	1,473,019
Lexmark International, Inc., Class A	21,050	488,150
Qualcomm, Inc.	15,300	948,906

		9,810,819

Total Common Stocks (Identified cost $72,213,777)		82,340,205

Preferred Stock | 0.0%

Automotive | 0.0%
Better Place, Inc., Series B (Identified cost $453,501) (a), (c)	181,401	23,582

Short-Term Investment | 1.6%
State Street Institutional Treasury Money Market Fund (Identified cost $1,324,107)	1,324,107	1,324,107

Total Investments | 100.0% (Identified cost $73,991,385) (b)		$83,687,894

Cash and Other Assets in Excess of Liabilities | 0.0%		40,145

Net Assets | 100.0%		$83,728,039

The accompanying notes are an integral part of these financial statements.

48  Annual Report

Description	Shares	Value

Lazard U.S. Mid Cap Equity Portfolio

Common Stocks | 98.7%

Aerospace & Defense | 1.0%
Rockwell Collins, Inc.	12,400	$721,308

Alcohol & Tobacco | 1.5%
Molson Coors Brewing Co., Class B	24,700	1,056,913

Automotive | 0.8%
Lear Corp.	13,000	608,920

Banking | 4.6%
East West Bancorp, Inc.	51,100	1,098,139
Regions Financial Corp.	125,900	896,408
Signature Bank (a)	18,400	1,312,656

		3,307,203

Chemicals | 2.4%
Eastman Chemical Co.	25,700	1,748,885

Commercial Services | 5.3%
Corrections Corp. of America	10,800	383,076
Realogy Holdings Corp.	13,700	574,852
Republic Services, Inc.	34,900	1,023,617
The Interpublic Group of Cos., Inc.	105,200	1,159,304
Vantiv, Inc., Class A	32,100	655,482

		3,796,331

Computer Software | 8.8%
Autodesk, Inc. (a)	22,100	781,235
BMC Software, Inc. (a)	43,300	1,717,278
Check Point Software Technologies, Ltd. (a)	23,800	1,133,832
Informatica Corp. (a)	17,300	524,536
Intuit, Inc.	30,300	1,802,850
Red Hat, Inc. (a)	7,200	381,312

		6,341,043

Consumer Products | 3.3%
Hasbro, Inc.	38,900	1,396,510
Newell Rubbermaid, Inc.	45,100	1,004,377

		2,400,887

Diversified | 1.2%
SPX Corp.	12,100	848,815

Description	Shares	Value

Energy Exploration & Production | 3.2%
EQT Corp.	12,700	$749,046
Noble Energy, Inc.	10,700	1,088,618
Rosetta Resources, Inc. (a)	10,000	453,600

		2,291,264

Energy Integrated | 2.1%
PBF Energy, Inc.	22,500	653,625
Peabody Energy Corp.	33,000	878,130

		1,531,755

Energy Services | 2.1%
Cameron International Corp. (a)	14,700	829,962
Rowan Cos. PLC, Class A (a)	22,200	694,194

		1,524,156

Financial Services | 3.3%
Ameriprise Financial, Inc.	26,900	1,684,747
Invesco, Ltd.	26,800	699,212

		2,383,959

Food & Beverages | 4.4%
H.J. Heinz Co.	15,800	911,344
Sysco Corp.	72,400	2,292,184

		3,203,528

Health Services | 5.4%
Aetna, Inc.	24,200	1,120,460
AmerisourceBergen Corp.	49,200	2,124,456
Humana, Inc.	9,900	679,437

		3,924,353

Insurance | 2.6%
PartnerRe, Ltd.	7,100	571,479
The Hartford Financial Services Group, Inc.	25,900	581,196
Willis Group Holdings PLC	21,900	734,307

		1,886,982

Leisure & Entertainment | 1.7%
Marriott International, Inc., Class A	19,700	734,219
Weight Watchers International, Inc.	9,900	518,364

		1,252,583

Manufacturing | 9.2%
B/E Aerospace, Inc. (a)	15,000	741,000
Dover Corp.	28,900	1,899,019
Joy Global, Inc.	11,300	720,714
Parker Hannifin Corp.	26,800	2,279,608
WESCO International, Inc. (a)	15,100	1,018,193

		6,658,534

The accompanying notes are an integral part of these financial statements.

Annual Report  49

Description	Shares	Value

Lazard U.S. Mid Cap Equity Portfolio (concluded)

Medical Products | 7.1%
CareFusion Corp. (a)	53,200	$1,520,456
Henry Schein, Inc. (a)	12,300	989,658
Zimmer Holdings, Inc.	38,800	2,586,408

		5,096,522

Metals & Mining | 0.7%
Walter Energy, Inc.	14,200	509,496

Pharmaceutical & Biotechnology | 1.3%
Vertex Pharmaceuticals, Inc. (a)	22,800	956,232

Real Estate | 3.7%
Kilroy Realty Corp. REIT	23,700	1,122,669
The Macerich Co. REIT	26,200	1,527,460

		2,650,129

Retail | 9.6%
American Eagle Outfitters, Inc.	33,800	693,238
AutoZone, Inc. (a)	5,365	1,901,517
Big Lots, Inc. (a)	15,600	443,976
Macy’s, Inc.	69,400	2,707,988
Ross Stores, Inc.	22,000	1,191,300

		6,938,019

Semiconductors & Components | 3.9%
Avago Technologies, Ltd.	32,800	1,038,448
TE Connectivity, Ltd.	15,700	582,784
Xilinx, Inc.	34,100	1,224,190

		2,845,422

Technology | 4.6%
Amdocs, Ltd.	19,000	645,810
Fidelity National Information Services, Inc.	53,600	1,865,816
Gartner, Inc. (a)	17,800	819,156

		3,330,782

Description	Shares	Value

Technology Hardware | 3.6%
Dell, Inc.	56,200	$569,306
F5 Networks, Inc. (a)	11,400	1,107,510
NetApp, Inc. (a)	28,000	939,400

		2,616,216

Transportation | 1.3%
Landstar System, Inc.	18,200	954,772

Total Common Stocks (Identified cost $69,041,429)		71,385,009

Preferred Stock | 0.1%

Automotive | 0.1%
Better Place, Inc., Series B (Identified cost $1,307,499) (a), (c)	523,000	67,990

Short-Term Investment | 1.3%
State Street Institutional Treasury Money Market Fund (Identified cost $923,402)	923,402	923,402

Total Investments | 100.1% (Identified cost $71,272,330) (b)		$72,376,401

Liabilities in Excess of Cash and Other Assets | (0.1)%		(81,575)

Net Assets | 100.0%		$72,294,826

The accompanying notes are an integral part of these financial statements.

50  Annual Report

Description	Shares	Value

Lazard U.S. Small-Mid Cap Equity Portfolio

Common Stocks | 98.1%

Automotive | 1.8%
Modine Manufacturing Co. (a)	341,100	$2,773,143
Tenneco, Inc. (a)	75,850	2,663,093

		5,436,236

Banking | 7.8%
Associated Banc-Corp	297,900	3,908,448
East West Bancorp, Inc.	212,000	4,555,880
PacWest Bancorp	208,801	5,174,089
Signature Bank (a)	68,800	4,908,192
Wintrust Financial Corp.	145,893	5,354,273

		23,900,882

Chemicals | 2.7%
Cytec Industries, Inc.	34,300	2,360,869
Innophos Holdings, Inc.	62,000	2,883,000
Rockwood Holdings, Inc.	61,000	3,017,060

		8,260,929

Commercial Services | 1.7%
ARC Document Solutions, Inc. (a)	278,173	712,123
KAR Auction Services, Inc.	171,200	3,465,088
Realogy Holdings Corp.	24,600	1,032,216

		5,209,427

Computer Software | 6.2%
Autodesk, Inc. (a)	136,115	4,811,665
BMC Software, Inc. (a)	83,100	3,295,746
Informatica Corp. (a)	100,200	3,038,064
j2 Global, Inc.	117,560	3,594,985
Red Hat, Inc. (a)	82,850	4,387,736

		19,128,196

Construction & Engineering | 2.5%
MasTec, Inc. (a)	172,500	4,300,425
Quanta Services, Inc. (a)	126,700	3,457,643

		7,758,068

Consumer Products | 4.6%
Central Garden & Pet Co., Class A (a)	391,800	4,094,310
Hasbro, Inc.	115,300	4,139,270
Matthews International Corp., Class A	118,514	3,804,299
The Middleby Corp. (a)	17,100	2,192,391

		14,230,270

Description	Shares	Value

Diversified | 0.7%
SPX Corp.	30,400	$2,132,560

Energy Exploration & Production | 2.4%
Bill Barrett Corp. (a)	161,600	2,874,864
Diamondback Energy, Inc.	102,190	1,953,873
Rosetta Resources, Inc. (a)	52,300	2,372,328

		7,201,065

Energy Integrated | 2.0%
PBF Energy, Inc.	114,600	3,329,130
Targa Resources Corp.	53,700	2,837,508

		6,166,638

Energy Services | 2.0%
Key Energy Services, Inc. (a)	332,900	2,313,655
Rowan Cos. PLC, Class A (a)	117,900	3,686,733

		6,000,388

Financial Services | 3.1%
Raymond James Financial, Inc.	127,800	4,924,134
Waddell & Reed Financial, Inc., Class A	129,000	4,491,780

		9,415,914

Food & Beverages | 0.8%
TreeHouse Foods, Inc. (a)	44,300	2,309,359

Forest & Paper Products | 2.9%
Rock-Tenn Co., Class A	44,300	3,097,013
Schweitzer-Mauduit International, Inc.	148,100	5,780,343

		8,877,356

Gas Utilities | 1.6%
New Jersey Resources Corp.	124,750	4,942,595

Health Services | 1.8%
VCA Antech, Inc. (a)	268,600	5,654,030

Insurance | 3.5%
Arch Capital Group, Ltd. (a)	126,300	5,559,726
Validus Holdings, Ltd.	147,800	5,110,924

		10,670,650

Leisure & Entertainment | 3.4%
Bally Technologies, Inc. (a)	66,340	2,966,061
Churchill Downs, Inc.	28,600	1,900,470
Texas Roadhouse, Inc.	196,100	3,294,480
Weight Watchers International, Inc.	40,900	2,141,524

		10,302,535

The accompanying notes are an integral part of these financial statements.

Annual Report  51

Description	Shares	Value

Lazard U.S. Small-Mid Cap Equity Portfolio (concluded)

Manufacturing | 10.9%
B/E Aerospace, Inc. (a)	82,200	$4,060,680
Carpenter Technology Corp.	80,100	4,135,563
FLIR Systems, Inc.	236,100	5,267,391
Harsco Corp.	141,700	3,329,950
Kennametal, Inc.	75,000	3,000,000
Littelfuse, Inc.	71,300	4,399,923
Regal-Beloit Corp.	48,035	3,385,026
TriMas Corp. (a)	205,450	5,744,382

		33,322,915

Medical Products | 4.8%
CareFusion Corp. (a)	199,000	5,687,420
Haemonetics Corp. (a)	136,100	5,558,324
Henry Schein, Inc. (a)	43,700	3,516,102

		14,761,846

Metals & Mining | 2.2%
US Silica Holdings, Inc.	253,230	4,236,538
Walter Energy, Inc.	65,600	2,353,728

		6,590,266

Pharmaceutical & Biotechnology | 1.0%
Vertex Pharmaceuticals, Inc. (a)	70,070	2,938,736

Real Estate | 7.3%
Extra Space Storage, Inc. REIT	139,200	5,065,488
Kilroy Realty Corp. REIT	97,550	4,620,944
Mid-America Apartment Communities, Inc. REIT	66,800	4,325,300
PS Business Parks, Inc. REIT	55,400	3,599,892
The Macerich Co. REIT	81,977	4,779,259

		22,390,883

Retail | 5.8%
Aeropostale, Inc. (a)	210,900	2,743,809
American Eagle Outfitters, Inc.	202,375	4,150,711
ANN, Inc. (a)	67,200	2,274,048
Iconix Brand Group, Inc. (a)	175,600	3,919,392
Vera Bradley, Inc. (a)	187,400	4,703,740

		17,791,700

Semiconductors & Components | 6.2%
II-VI, Inc. (a)	234,000	4,275,180
Microsemi Corp. (a)	222,500	4,681,400
ON Semiconductor Corp. (a)	647,800	4,566,990
Xilinx, Inc.	154,300	5,539,370

		19,062,940

Description	Shares	Value

Technology | 4.0%
FleetMatics Group PLC	94,400	$2,375,104
NetScout Systems, Inc. (a)	223,900	5,819,161
SS&C Technologies Holdings, Inc. (a)	169,539	3,919,742

		12,114,007

Transportation | 3.5%
Alaska Air Group, Inc. (a)	76,900	3,313,621
Echo Global Logistics, Inc. (a)	162,343	2,917,304
Hub Group, Inc., Class A (a)	129,400	4,347,840

		10,578,765

Water | 0.9%
California Water Service Group	150,900	2,769,015

Total Common Stocks (Identified cost $283,831,344)		299,918,171

Preferred Stock | 0.0%

Automotive | 0.0%
Better Place, Inc., Series B (Identified cost $452,901) (a), (c)	181,161	23,551

Description	Principal Amount (000)	Value

Repurchase Agreement | 3.3%
State Street Bank and Trust Co., 0.01%, 01/02/13 (Dated 12/31/12, collateralized by $10,020,000 United States Treasury Note, 1.500%, 07/31/16, with a value of $10,450,409) Proceeds of $10,244,006 (Identified cost $10,244,000)	$10,244	$10,244,000

Total Investments | 101.4% (Identified cost $294,528,245) (b)		$310,185,722

Liabilities in Excess of Cash and Other Assets | (1.4)%		(4,346,777)

Net Assets | 100.0%		$305,838,945

The accompanying notes are an integral part of these financial statements.

52  Annual Report

Description	Shares	Value

Lazard Global Listed Infrastructure Portfolio

Common Stocks | 99.4%

Australia | 14.9%
DUET Group	2,575,304	$5,596,233
Macquarie Atlas Roads Group (a)	2,376,815	4,138,147
SP AusNet	947,330	1,088,031
Spark Infrastructure Group	2,335,759	4,088,271
Transurban Group	876,876	5,569,148

		20,479,830

Austria | 2.8%
Flughafen Wien AG	66,570	3,800,703

France | 5.1%
Aeroports de Paris	71,595	5,527,873
Vinci SA	30,700	1,461,087

		6,988,960

Germany | 6.2%
Fraport AG	146,869	8,552,630

Italy | 27.0%
Atlantia SpA	622,064	11,282,382
Autostrada Torino-Milano SpA	481,241	4,969,642
Hera SpA	2,089,778	3,385,651
Snam SpA	946,747	4,402,430
Societa Iniziative Autostradali e Servizi SpA	825,606	7,718,374
Terna SpA	1,379,175	5,523,312

		37,281,791

Japan | 10.5%
Osaka Gas Co., Ltd.	1,490,300	5,413,128
Toho Gas Co., Ltd.	686,350	3,684,294
Tokyo Gas Co., Ltd.	1,166,700	5,334,101

		14,431,523

Luxembourg | 1.0%
SES SA	49,243	1,424,543

Mexico | 1.1%
Grupo Aeroportuario del Centro Norte SAB de CV	565,447	1,535,411

Description	Shares	Value

South Korea | 2.1%
Macquarie Korea Infrastructure Fund	441,937	$2,825,876

Spain | 11.6%
Abertis Infraestructuras SA	404,938	6,748,540
Enagas SA	203,975	4,364,874
Red Electrica Corporacion SA	98,817	4,882,308

		15,995,722

Switzerland | 3.1%
Flughafen Zuerich AG	9,355	4,333,593

United Kingdom | 1.0%
Pennon Group PLC	140,800	1,433,956

United States | 13.0%
American States Water Co.	6,000	287,880
California Water Service Group	148,034	2,716,424
CSX Corp.	311,300	6,141,949
Norfolk Southern Corp.	78,437	4,850,544
PG&E Corp.	32,079	1,288,934
SJW Corp.	25,600	680,960
Union Pacific Corp.	15,306	1,924,271

		17,890,962

Total Common Stocks (Identified cost $130,069,110)		136,975,500

Short-Term Investment | 1.4%
State Street Institutional Treasury Money Market Fund (Identified cost $1,995,764)	1,995,764	1,995,764

Total Investments | 100.8% (Identified cost $132,064,874) (b)		$138,971,264

Liabilities in Excess of Cash and Other Assets | (0.8)%		(1,144,050)

Net Assets | 100.0%		$137,827,214

The accompanying notes are an integral part of these financial statements.

Annual Report   53

Lazard Global Listed Infrastructure Portfolio (concluded)

Forward Currency Contracts open at December 31, 2012:

Currency	Counterparty	Expiration Date	Foreign Currency Amount	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation	Unrealized Depreciation

Forward Currency Purchase Contracts
CHF	CSF	03/27/13	651,000	$687,216	$712,851	$25,635	$—
KRW	MEL	03/25/13	683,062,325	631,004	635,014	4,010	—
MXN	SSB	03/27/13	1,976,174	150,676	151,704	1,028	—
MXN	SSB	03/27/13	2,993,993	229,451	229,839	388	—
MXN	SSB	03/27/13	3,199,365	241,721	245,604	3,883	—
MXN	SSB	03/27/13	3,371,578	250,627	258,825	8,198	—

Total Forward Currency Purchase Contracts				$2,190,695	$2,233,837	$43,142	$—

Forward Currency Sale Contracts
AUD	HSB	03/27/13	19,573,442	$20,173,172	$20,202,515	$—	$29,343
CHF	CSF	03/27/13	4,393,034	4,654,970	4,810,414	—	155,444
EUR	BRC	03/27/13	28,836,402	36,710,383	38,091,150	—	1,380,767
EUR	CAN	03/27/13	23,237,131	29,575,059	30,694,851	—	1,119,792
EUR	RBC	03/27/13	3,884,547	5,091,903	5,131,253	—	39,350
EUR	SSB	01/02/13	314,195	414,470	414,722	—	252
GBP	RBC	03/27/13	169,960	271,339	276,017	—	4,678
GBP	RBC	03/27/13	684,687	1,101,205	1,111,941	—	10,736
JPY	HSB	03/27/13	867,116,247	10,924,712	10,015,242	909,470	—
JPY	MEL	03/27/13	382,538,342	4,820,322	4,418,340	401,982	—
KRW	MEL	03/25/13	3,639,619,677	3,338,029	3,383,600	—	45,571
MXN	SSB	03/27/13	1,791,241	138,679	137,508	1,171	—
MXN	SSB	03/27/13	30,128,898	2,255,900	2,312,894	—	56,994

Total Forward Currency Sale Contracts				$119,470,143	$121,000,447	1,312,623	2,842,927

Gross unrealized appreciation/depreciation on Forward Currency Purchase and Sale Contracts						$1,355,765	$2,842,927

The accompanying notes are an integral part of these financial statements.

54   Annual Report

Description	Shares	Value

Lazard International Equity Portfolio

Common Stocks | 97.7%

Australia | 2.5%
James Hardie Industries PLC	219,909	$2,127,447
Orica, Ltd.	46,581	1,224,919

		3,352,366

Belgium | 3.4%
Anheuser-Busch InBev NV	53,105	4,640,772

Bermuda | 0.6%
Signet Jewelers, Ltd.	16,375	863,547

Brazil | 1.6%
Anhanguera Educacional Participacoes SA	59,200	1,011,370
Cielo SA	40,226	1,126,325

		2,137,695

Canada | 2.8%
MacDonald Dettwiler & Associates, Ltd.	3,700	208,155
Potash Corp. of Saskatchewan, Inc.	38,330	1,559,866
Rogers Communications, Inc., Class B	43,900	1,993,087

		3,761,108

Finland | 1.3%
Sampo Oyj, A Shares	53,478	1,729,286

France | 9.5%
BNP Paribas SA	44,402	2,502,815
Cie Generale de Geophysique-Veritas (a)	46,374	1,397,648
Rexel SA	73,331	1,498,422
Sanofi SA	44,014	4,174,077
Technip SA	14,921	1,717,843
Valeo SA	30,225	1,532,601

		12,823,406

Germany | 9.8%
Bayer AG	32,231	3,060,737
Bayerische Motoren Werke AG	20,780	2,004,065
Merck KGaA	21,671	2,859,227
RWE AG	40,981	1,691,807
SAP AG	30,576	2,449,337
ThyssenKrupp AG	49,854	1,171,383

		13,236,556

Indonesia | 0.8%
PT Bank Mandiri (Persero) Tbk ADR	129,100	1,082,374

Description	Shares	Value

Ireland | 0.8%
Ryanair Holdings PLC Sponsored ADR	30,500	$1,045,540

Italy | 2.9%
Atlantia SpA	94,053	1,705,840
Eni SpA	90,381	2,229,658

		3,935,498

Japan | 15.2%
Asics Corp.	122,790	1,870,687
Canon, Inc.	39,600	1,553,198
Daikin Industries, Ltd.	46,800	1,608,069
Daito Trust Construction Co., Ltd.	22,700	2,136,120
Don Quijote Co., Ltd.	53,700	1,967,276
Fanuc Corp.	6,100	1,134,379
Komatsu, Ltd.	67,200	1,719,612
LIXIL Group Corp.	93,300	2,077,691
Seven & I Holdings Co., Ltd.	51,700	1,455,094
SoftBank Corp.	29,700	1,086,775
Sumitomo Mitsui Financial Group, Inc.	75,900	2,757,373
Yahoo Japan Corp.	3,546	1,147,730

		20,514,004

Mexico | 0.9%
Genomma Lab Internacional SAB de CV, B Shares (a)	578,300	1,188,248

Netherlands | 2.0%
ING Groep NV (a)	276,934	2,648,235

New Zealand | 0.7%
Telecom Corp. of New Zealand, Ltd.	498,635	942,986

Philippines | 0.6%
BDO Unibank, Inc. (a)	418,980	744,366

Russia | 1.5%
Sberbank of Russia (d)	645,432	1,962,999

South Africa | 1.1%
Mediclinic International, Ltd.	222,891	1,442,640

South Korea | 2.5%
Hyundai Mobis	5,930	1,608,374
Samsung Electronics Co., Ltd. GDR	2,489	1,768,943

		3,377,317

The accompanying notes are an integral part of these financial statements.

Annual Report  55

Description	Shares	Value

Lazard International Equity Portfolio (concluded)

Spain | 2.4%
Mediaset Espana Comunicacion SA	250,744	$1,726,617
Red Electrica Corporacion SA	31,076	1,535,389

		3,262,006

Sweden | 5.4%
Assa Abloy AB, Class B	56,909	2,142,935
Getinge AB, B Shares	43,551	1,475,338
Sandvik AB	122,523	1,969,255
Swedbank AB, A Shares	84,548	1,663,769

		7,251,297

Switzerland | 4.6%
Novartis AG	74,473	4,714,998
Swatch Group AG	2,762	1,421,421

		6,136,419

Thailand | 1.0%
Krung Thai Bank Public Co., Ltd. (d)	2,137,800	1,369,757

Turkey | 1.6%
Koc Holding AS	161,263	838,969
Turkcell Iletisim Hizmetleri AS (a)	212,050	1,371,960

		2,210,929

United Kingdom | 22.2%
BG Group PLC	65,989	1,106,521
BHP Billiton PLC	108,161	3,800,724
British American Tobacco PLC	52,042	2,636,970
Direct Line Insurance Group PLC	377,850	1,321,361
Informa PLC	373,590	2,763,802
Petrofac, Ltd.	43,925	1,190,053
Prudential PLC	187,153	2,611,398
Reed Elsevier PLC	148,110	1,555,139
Rexam PLC	418,659	2,941,971
Royal Dutch Shell PLC, A Shares	102,850	3,634,156
Standard Chartered PLC	91,674	2,323,814
Unilever PLC	106,254	4,033,170

		29,919,079

Total Common Stocks (Identified cost $110,697,173)		131,578,430

Description	Principal Amount (000)	Value

Repurchase Agreement | 2.3%
State Street Bank and Trust Co., 0.01%, 01/02/13 (Dated 12/31/12, collateralized by $3,040,000 United States Treasury Note, 1.500%, 07/31/16, with a value of $3,170,583) Proceeds of $3,105,002 (Identified cost $3,105,000)	$3,105	$3,105,000

Total Investments | 100.0% (Identified cost $113,802,173) (b)		$134,683,430

Cash and Other Assets in Excess of Liabilities | 0.0%		14,020

Net Assets | 100.0%		$134,697,450

The accompanying notes are an integral part of these financial statements.

56  Annual Report

Description	Shares	Value

Lazard International Equity Select Portfolio

Common Stocks | 98.6%

Australia | 3.7%
BHP Billiton, Ltd.	7,269	$283,877
Orica, Ltd.	3,950	103,871

		387,748

Belgium | 3.5%
Anheuser-Busch InBev NV	4,244	370,877

Brazil | 3.3%
Cielo SA	4,582	128,295
Estacio Participacoes SA	4,200	86,757
Vale SA Sponsored ADR	6,130	128,485

		343,537

Canada | 1.0%
Potash Corp. of Saskatchewan, Inc.	2,554	103,937

China | 1.5%
China Construction Bank Corp., Class H	195,000	158,926

Finland | 1.2%
Sampo Oyj, A Shares	3,843	124,269

France | 8.1%
BNP Paribas SA	2,660	149,937
LVMH Moet Hennessy Louis Vuitton SA	558	103,982
Sanofi SA	3,779	358,382
Technip SA	1,093	125,836
Valeo SA	2,125	107,751

		845,888

Germany | 7.7%
Bayer AG	1,675	159,062
Bayerische Motoren Werke AG	1,558	150,257
Merck KGaA	1,485	195,928
SAP AG	3,815	305,606

		810,853

Hong Kong | 1.8%
China Mobile, Ltd. Sponsored ADR	3,162	185,673

Description	Shares	Value

Indonesia | 2.5%
PT Bank Mandiri (Persero) Tbk	136,000	$115,012
PT Telekomunikasi Indonesia (Persero) Tbk Sponsored ADR	3,869	142,959

		257,971

Ireland | 1.1%
Ryanair Holdings PLC Sponsored ADR	3,220	110,381

Italy | 2.3%
Atlantia SpA	6,394	115,968
Eni SpA	5,169	127,517

		243,485

Japan | 10.7%
Canon, Inc.	3,192	125,197
Daito Trust Construction Co., Ltd.	1,565	147,270
Fanuc Corp.	486	90,378
Komatsu, Ltd.	4,900	125,388
LIXIL Group Corp.	6,400	142,521
Seven & I Holdings Co., Ltd.	3,517	98,986
SoftBank Corp.	2,600	95,139
Sumitomo Mitsui Financial Group, Inc.	5,376	195,305
Yahoo Japan Corp.	301	97,424

		1,117,608

Macau | 0.9%
Sands China, Ltd.	21,000	94,205

Mexico | 0.9%
Genomma Lab Internacional SAB de CV, B Shares (a)	45,200	92,874

Netherlands | 1.2%
ING Groep NV (a)	13,273	126,926

Norway | 0.8%
Petroleum Geo-Services ASA	5,134	88,829

Russia | 3.3%
Mobile TeleSystems OJSC Sponsored ADR	6,711	125,160
Sberbank of Russia (d)	73,980	225,001

		350,161

South Africa | 2.8%
Mediclinic International, Ltd.	17,654	114,264
Mr Price Group, Ltd.	5,341	89,223
Standard Bank Group, Ltd.	6,048	85,578

		289,065

The accompanying notes are an integral part of these financial statements.

Annual Report  57

Description	Shares	Value

Lazard International Equity Select Portfolio (concluded)

South Korea | 4.0%
Hyundai Mobis	607	$164,635
KT&G Corp.	1,374	104,200
Samsung Electronics Co., Ltd.	104	148,847

		417,682

Spain | 0.8%
Red Electrica Corporacion SA	1,594	78,756

Sweden | 5.1%
Assa Abloy AB, Class B	5,744	216,293
Getinge AB, B Shares	3,381	114,535
Sandvik AB	6,939	111,527
Swedbank AB, A Shares	4,832	95,086

		537,441

Switzerland | 4.1%
Novartis AG	5,241	331,816
Swatch Group AG	191	98,295

		430,111

Taiwan | 2.2%
Taiwan Semiconductor Manufacturing Co., Ltd.	70,341	235,425

Thailand | 1.6%
Kasikornbank Public Co. Ltd.	26,900	170,792

Turkey | 2.5%
Koc Holding AS	24,753	128,777
Turkcell Iletisim Hizmetleri AS (a)	20,958	135,598

		264,375

Description	Shares	Value

United Kingdom | 20.0%
Associated British Foods PLC	3,479	$88,554
BG Group PLC	6,142	102,991
British American Tobacco PLC	5,218	264,396
British Sky Broadcasting Group PLC	8,197	102,396
Informa PLC	22,364	165,448
Petrofac, Ltd.	5,426	147,006
Prudential PLC	14,601	203,732
Rexam PLC	24,102	169,368
Royal Dutch Shell PLC, A Shares	5,575	191,680
Standard Chartered PLC	3,899	98,834
Tullow Oil PLC	4,866	99,093
Unilever PLC	8,428	319,909
Wolseley PLC	2,750	130,710

		2,084,117

Total Common Stocks (Identified cost $9,090,635)		10,321,912

Short-Term Investment | 1.0%
State Street Institutional Treasury Money Market Fund (Identified cost $100,230)	100,230	100,230

Total Investments | 99.6%
(Identified cost $9,190,865) (b)		$10,422,142

Cash and Other Assets in Excess of Liabilities | 0.4%		36,855

Net Assets | 100.0%		$10,458,997

The accompanying notes are an integral part of these financial statements.

58  Annual Report

Description	Shares	Value

Lazard International Strategic Equity Portfolio

Common Stocks | 97.6%

Australia | 7.1%
Amcor, Ltd.	2,314,770	$19,573,394
Ansell, Ltd.	1,655,121	26,525,333
Caltex Australia, Ltd.	1,070,954	21,583,951
James Hardie Industries PLC	1,890,767	18,291,684

		85,974,362

Belgium | 2.3%
Anheuser-Busch InBev NV	315,431	27,565,079

Bermuda | 1.4%
Signet Jewelers, Ltd.	326,396	17,212,712

Brazil | 2.3%
Anhanguera Educacional Participacoes SA	775,800	13,253,738
Estacio Participacoes SA	391,100	8,078,695
LPS Brasil Consultoria de Imoveis SA	370,000	6,846,924

		28,179,357

Canada | 1.0%
Home Capital Group, Inc.	203,511	12,085,448

Egypt | 0.0%
Eastern Tobacco SAE	25,517	401,211

Finland | 3.0%
Sampo Oyj, A Shares	1,127,230	36,450,559

France | 12.4%
BNP Paribas SA	325,870	18,368,365
Christian Dior SA	112,721	19,487,831
Cie Generale de Geophysique-Veritas (a)	811,589	24,460,169
Sanofi SA	450,650	42,737,490
Technip SA	215,799	24,844,770
Valeo SA	385,032	19,523,581

		149,422,206

Germany | 5.2%
Merck KGaA	159,499	21,043,964
Sky Deutschland AG (a)	3,936,603	21,483,196
Symrise AG	570,891	20,439,389

		62,966,549

Description	Shares	Value

Indonesia | 2.4%
PT Bank Mandiri (Persero) Tbk	15,837,600	$13,393,440
PT Media Nusantara Citra Tbk	58,730,000	15,287,503

		28,680,943

Ireland | 3.2%
Kerry Group PLC Class A	394,401	20,918,418
Ryanair Holdings PLC Sponsored ADR	503,370	17,255,524

		38,173,942

Japan | 11.1%
Asics Corp.	1,882,550	28,680,359
Daikin Industries, Ltd.	406,600	13,970,963
Daito Trust Construction Co., Ltd.	152,300	14,331,763
Don Quijote Co., Ltd.	850,800	31,168,689
LIXIL Group Corp.	860,000	19,151,280
Makita Corp.	283,600	13,190,903
Nabtesco Corp.	602,200	13,326,465

		133,820,422

Macau | 0.9%
Sands China, Ltd.	2,509,600	11,257,953

Netherlands | 2.3%
ING Groep NV (a)	2,901,301	27,744,249

Philippines | 2.2%
Alliance Global Group, Inc.	24,309,900	9,934,987
GT Capital Holdings, Inc.	634,990	9,591,479
Security Bank Corp.	1,680,500	6,398,098

		25,924,564

Russia | 1.4%
Sberbank of Russia (d)	5,675,485	17,261,261

South Africa | 4.5%
Aspen Pharmacare Holdings, Ltd.	639,251	12,775,788
Life Healthcare Group Holdings Pte, Ltd.	2,413,628	9,696,263
Mediclinic International, Ltd.	3,066,655	19,848,628
Nampak, Ltd.	3,261,076	12,266,173

		54,586,852

Spain | 1.3%
Mediaset Espana Comunicacion SA	2,301,347	15,847,017

Sweden | 7.0%
Assa Abloy AB, Class B	526,538	19,827,034
Autoliv, Inc. SDR	315,707	21,166,030
Electrolux AB, Series B	696,305	18,287,497
Getinge AB, B Shares	750,664	25,429,573

		84,710,134

The accompanying notes are an integral part of these financial statements.

Annual Report  59

Description	Shares	Value

Lazard International Strategic Equity Portfolio (concluded)

Switzerland | 4.1%
Novartis AG	489,901	$31,016,374
Swatch Group AG	36,602	18,836,650

		49,853,024

Thailand | 1.2%
Kasikornbank Public Co. Ltd.	2,297,800	14,589,099

Turkey | 0.7%
Turkiye Halk Bankasi AS	871,868	8,582,417

United Kingdom | 20.6%
AMEC PLC	756,048	12,369,599
Associated British Foods PLC	1,171,511	29,819,591
BBA Aviation PLC	3,131,542	11,332,069
British American Tobacco PLC	551,156	27,927,091
IG Group Holdings PLC	1,716,848	12,570,167
Informa PLC	5,209,379	38,538,757
Prudential PLC	2,347,479	32,755,034

Description	Shares	Value

Rexam PLC	4,490,742	$31,557,028
Spectris PLC	275,996	9,244,846
Tullow Oil PLC	988,569	20,131,571
Unilever PLC	609,914	23,151,006

		249,396,759

Total Common Stocks (Identified cost $996,383,357)		1,180,686,119

Short-Term Investment | 1.7%
State Street Institutional Treasury Money Market Fund (Identified cost $20,768,261)	20,768,261	20,768,261

Total Investments | 99.3% (Identified cost $1,017,151,618) (b)		$1,201,454,380

Cash and Other Assets in Excess of Liabilities | 0.7%		7,965,977

Net Assets | 100.0%		$1,209,420,357

The accompanying notes are an integral part of these financial statements.

60  Annual Report

Description	Shares	Value

Lazard International Small Cap Equity Portfolio

Common Stocks | 98.2%

Australia | 6.3%
Ansell, Ltd.	40,200	$644,254
Aristocrat Leisure, Ltd.	162,487	540,378
Echo Entertainment Group, Ltd.	124,535	449,048
James Hardie Industries PLC	101,358	980,559
Macquarie Atlas Roads Group (a)	516,294	898,892
OrotonGroup, Ltd.	64,303	461,133

		3,974,264

Austria | 3.6%
AMS AG	5,684	609,556
Andritz AG	16,295	1,046,924
Kapsch TrafficCom AG	10,290	644,029

		2,300,509

Belgium | 3.9%
Arseus NV	41,263	829,096
EVS Broadcast Equipment SA	11,432	674,442
Kinepolis Group NV	8,717	946,887

		2,450,425

China | 3.5%
AAC Technologies Holdings, Inc.	250,500	882,479
Biostime International Holdings, Ltd.	206,000	648,501
Prince Frog International Holdings, Ltd.	1,542,000	659,182

		2,190,162

France | 4.7%
Cie Generale de Geophysique-Veritas (a)	22,869	689,240
Ingenico SA	12,120	691,220
Teleperformance SA	17,705	641,659
Valeo SA	17,969	911,143

		2,933,262

Germany | 8.7%
CompuGroup Medical AG	72,153	1,387,232
CTS Eventim AG	24,097	847,976
Deutsche Wohnen AG	36,710	677,924
NORMA Group	29,655	833,260
STRATEC Biomedical AG	14,853	741,525
Wirecard AG	41,536	1,018,622

		5,506,539

Italy | 1.7%
Azimut Holding SpA	73,975	1,067,377

Description	Shares	Value

Japan | 24.2%
Ain Pharmaciez, Inc.	21,900	$1,191,885
Asahi Co., Ltd.	47,600	681,342
Benesse Holdings, Inc.	15,600	646,593
Don Quijote Co., Ltd.	33,300	1,219,931
Doshisha Co., Ltd.	23,000	602,025
Dr. Ci:Labo Co., Ltd.	176	549,198
JAFCO Co., Ltd.	34,800	1,018,107
JSR Corp.	36,500	689,555
Konami Corp.	24,350	547,471
Misumi Group, Inc.	36,500	990,544
MonotaRO Co., Ltd.	16,200	522,359
OSG Corp.	54,600	758,015
Rinnai Corp.	10,300	699,786
Santen Pharmaceutical Co., Ltd.	18,990	727,063
Suruga Bank, Ltd.	99,300	1,219,760
Sysmex Corp.	19,900	911,742
Tamron Co., Ltd.	20,700	586,328
USS Co., Ltd.	10,930	1,132,944
Valor Co., Ltd.	34,900	547,313

		15,241,961

Mexico | 1.0%
Genomma Lab Internacional
SAB de CV, B Shares (a)	315,800	648,882

Netherlands | 2.2%
Aalberts Industries NV	40,219	850,234
Royal Imtech NV	21,949	513,256

		1,363,490

Norway | 4.1%
Kongsberg Gruppen ASA	50,706	1,138,707
Petroleum Geo-Services ASA	48,221	834,321
TGS Nopec Geophysical Co. ASA	18,531	607,266

		2,580,294

Russia | 1.1%
Globaltrans Investment PLC
Sponsored GDR	40,031	669,021

Singapore | 2.1%
Ezra Holdings, Ltd. (a)	747,000	706,974
XP Power, Ltd.	35,379	590,972

		1,297,946

The accompanying notes are an integral part of these financial statements.

Annual Report  61

Description	Shares	Value

Lazard International Small Cap Equity Portfolio (concluded)

Sweden | 6.4%
Elekta AB, B Shares	49,829	$785,789
Getinge AB, B Shares	27,382	927,596
Indutrade AB	18,469	559,014
Intrum Justitia AB	55,576	831,339
Loomis AB, B Shares	57,687	927,218

		4,030,956

Switzerland | 1.8%
Dufry AG (a)	8,793	1,163,517

United Kingdom | 22.9%
Abcam PLC	95,627	600,549
Aberdeen Asset Management PLC	138,645	822,147
APR Energy PLC	43,347	577,182
Ashtead Group PLC	110,886	786,849
Dignity PLC	58,702	1,014,977
Direct Line Insurance Group PLC	204,476	715,063
Elementis PLC	189,871	720,126
Hansteen Holdings PLC REIT	534,847	715,911
Hunting PLC	49,924	652,176
IG Group Holdings PLC	162,154	1,187,235
Intertek Group PLC	18,616	939,474
John Wood Group PLC	53,823	635,954
Provident Financial PLC	35,248	788,895
Rightmove PLC	30,461	701,662
RPC Group PLC	100,383	658,610
Spectris PLC	27,613	924,933
Synergy Health PLC	44,518	789,391
Synthomer PLC	190,372	593,164
Workspace Group PLC REIT	129,573	638,290

		14,462,588

Total Common Stocks (Identified cost $48,348,409)		61,881,193

Description	Shares	Value

Preferred Stock | 1.1%

Brazil | 1.1%
Banco ABC Brasil SA (Identified cost $646,955)	104,700	$726,608

Short-Term Investment | 0.6%
State Street Institutional Treasury Money Market Fund (Identified cost $379,335)	379,335	379,335

Total Investments | 99.9% (Identified cost $49,374,699) (b)		$62,987,136

Cash and Other Assets in Excess of Liabilities | 0.1%		41,374

Net Assets | 100.0%		$63,028,510

The accompanying notes are an integral part of these financial statements.

62  Annual Report

Description	Shares	Value

Lazard Emerging Markets Equity Portfolio

Common Stocks | 97.8%

Argentina | 0.5%
YPF Sociedad Anonima Sponsored ADR	5,391,297	$78,443,371

Brazil | 12.7%
Banco do Brasil SA	46,392,910	591,837,332
CCR SA	22,978,900	217,907,882
Cielo SA	16,108,359	451,032,722
Natura Cosmeticos SA	6,915,500	198,432,503
Souza Cruz SA	12,087,525	183,047,280
Vale SA Sponsored ADR	18,577,800	389,390,688

		2,031,648,407

Canada | 0.6%
First Quantum Minerals, Ltd.	4,133,900	91,056,348

China | 7.0%
Baidu, Inc. Sponsored ADR (a)	1,685,800	169,068,882
China Construction Bank Corp., Class H	688,191,220	560,878,797
CNOOC, Ltd.	76,905,000	168,864,661
NetEase, Inc. Sponsored ADR (a)	2,261,056	96,207,933
Weichai Power Co., Ltd., Class H	26,719,000	121,507,419

		1,116,527,692

Colombia | 1.2%
Pacific Rubiales Energy Corp.	7,936,300	184,385,134

Egypt | 1.8%
Commercial International Bank Egypt SAE	21,260,173	115,326,410
Eastern Tobacco SAE	427,065	6,714,859
Orascom Construction Industries (a)	4,079,847	162,616,543

		284,657,812

Hong Kong | 2.7%
China Mobile, Ltd. Sponsored ADR	5,629,004	330,535,115
Huabao International Holdings, Ltd.	203,972,000	100,618,721

		431,153,836

Hungary | 1.3%
OTP Bank PLC	11,077,481	210,549,784

Description	Shares	Value

India | 4.7%
Bank of India	15,304,106	$97,265,771
Bharat Heavy Electricals, Ltd.	31,604,979	133,681,453
Jindal Steel & Power, Ltd.	18,213,000	149,267,521
Punjab National Bank, Ltd.	14,013,624	224,587,080
Tata Consultancy Services, Ltd.	6,424,752	147,419,891

		752,221,716

Indonesia | 5.7%
PT Bank Mandiri (Persero) Tbk	269,028,430	227,510,246
PT Semen Indonesia (Persero) Tbk	78,954,300	130,065,164
PT Tambang Batubara Bukit Asam (Persero) Tbk	31,626,700	49,786,437
PT Telekomunikasi Indonesia (Persero) Tbk Sponsored ADR	8,989,249	332,152,751
PT United Tractors Tbk	81,730,984	167,989,396

		907,503,994

Macau | 0.7%
Wynn Macau, Ltd. (a)	39,174,800	107,963,047

Malaysia | 0.8%
British American Tobacco Malaysia Berhad	6,121,600	124,263,964

Mexico | 4.1%
America Movil SAB de CV, Series L ADR	8,081,870	187,014,472
Grupo Mexico SAB de CV, Series B	46,546,447	167,910,448
Grupo Televisa SAB Sponsored ADR	6,389,700	169,838,226
Kimberly-Clark de Mexico SAB de CV, Series A	49,175,695	126,303,201

		651,066,347

Pakistan | 1.3%
Oil & Gas Development Co., Ltd.	49,655,649	98,563,317
Pakistan Petroleum, Ltd.	61,659,885	112,193,663

		210,756,980

Philippines | 1.9%
Philippine Long Distance Telephone Co. Sponsored ADR	4,931,550	302,353,330

The accompanying notes are an integral part of these financial statements.

Annual Report  63

Description	Shares	Value

Lazard Emerging Markets Equity Portfolio (concluded)

Russia | 10.4%
Gazprom OAO Sponsored ADR	18,863,771	$180,882,304
Lukoil OAO Sponsored ADR	1,888,816	127,495,080
Magnit OJSC Sponsored GDR (d), (e)	3,557,165	142,642,317
MegaFon OAO GDR (a), (d), (e)	5,571,600	132,604,080
Mobile TeleSystems OJSC Sponsored ADR	18,063,043	336,875,752
Oriflame Cosmetics SA SDR	2,456,648	78,445,384
Sberbank of Russia (d)	157,848,276	480,075,327
TNK-BP Holding (d)	37,493,764	71,435,969
Uralkali OJSC Sponsored GDR	2,746,189	105,804,074

		1,656,260,287

South Africa | 12.6%
Bidvest Group, Ltd.	9,461,738	242,063,522
Imperial Holdings, Ltd.	49,672	1,178,451
Murray & Roberts Holdings, Ltd. (a)	34,284,950	100,440,789
Nedbank Group, Ltd.	6,921,388	154,781,364
PPC, Ltd.	29,543,679	119,478,548
Sanlam, Ltd.	29,425,157	157,412,716
Shoprite Holdings, Ltd.	16,221,494	394,254,360
Standard Bank Group, Ltd.	8,962,725	126,821,125
Tiger Brands, Ltd.	4,373,152	168,390,717
Truworths International, Ltd.	17,068,478	221,264,385
Vodacom Group, Ltd.	12,471,812	184,609,699
Woolworths Holdings, Ltd.	16,562,271	139,109,645

		2,009,805,321

South Korea | 14.4%
Coway Co., Ltd. (a)	4,627,934	188,799,625
Hanwha Life Insurance Co., Ltd.	30,051,333	218,437,629
Hite Jinro Co., Ltd.	1	28
Hyundai Mobis	975,470	264,573,498
KB Financial Group, Inc.	7,589,360	270,791,358
KT&G Corp.	3,335,706	252,969,235
NHN Corp.	941,032	200,654,244
Samsung Electronics Co., Ltd.	357,909	512,248,383
Shinhan Financial Group Co., Ltd.	10,521,024	382,693,335

		2,291,167,335

Description	Shares	Value

Taiwan | 4.3%
Hon Hai Precision Industry Co., Ltd.	46,730,118	$144,054,571
MediaTek, Inc.	11,026,421	123,343,748
Taiwan Semiconductor Manufacturing Co., Ltd.	126,074,284	421,959,601

		689,357,920

Thailand | 2.9%
CP All Public Co. Ltd. (d)	90,305,400	135,797,594
PTT Exploration & Production Public Co. Ltd. (d)	26,289,670	140,944,945
The Siam Cement Public Co. Ltd.	12,063,600	185,611,485

		462,354,024

Turkey | 6.2%
Akbank TAS	39,293,017	194,287,631
Koc Holding AS	39,046,736	203,140,275
Turkcell Iletisim Hizmetleri AS (a)	48,903,645	316,405,637
Turkiye Is Bankasi AS, C Shares	78,759,961	273,749,749

		987,583,292

Total Common Stocks (Identified cost $13,799,269,168)		15,581,079,941

Preferred Stock | 1.3%

Brazil | 1.3%
Companhia de Bebidas das Americas SA Sponsored ADR (Identified cost $141,787,545)	4,909,848	206,164,517

Short-Term Investment | 1.0%
State Street Institutional Treasury Money Market Fund (Identified cost $162,901,675)	162,901,675	162,901,675

Total Investments | 100.1% (Identified cost $14,103,958,388) (b)		$15,950,146,133

Liabilities in Excess of Cash and Other Assets | (0.1)%		(9,131,348)

Net Assets | 100.0%		$15,941,014,785

The accompanying notes are an integral part of these financial statements.

64  Annual Report

Description	Shares	Value

Lazard Developing Markets Equity Portfolio

Common Stocks | 91.4%

Brazil | 7.9%
Cia Hering	182,811	$3,779,260
Cyrela Brazil Realty SA Empreendimentos e Participacoes	951,760	8,390,633
Localiza Rent a Car SA	194,181	3,569,036
MRV Engenharia e Participacoes SA	1,494,995	8,977,693
Totvs SA	218,963	4,312,025
Vale SA Sponsored ADR	246,615	5,169,050

		34,197,697

China | 21.2%
AAC Technologies Holdings, Inc.	1,805,700	6,361,246
Agricultural Bank of China, Ltd., Class H	21,008,500	10,592,091
Baidu, Inc. Sponsored ADR (a)	63,000	6,318,270
China Construction Bank Corp., Class H	4,006,184	3,265,057
China Merchants Bank Co., Ltd., Class H	4,634,211	10,380,378
China National Materials Co., Ltd., Class H	13,297,890	4,183,404
China State Construction International Holdings, Ltd.	4,909,340	5,970,449
Daphne International Holdings, Ltd.	5,957,000	8,251,932
First Tractor Co., Ltd., Class H (a)	4,468,000	4,473,870
Hengdeli Holdings, Ltd.	20,112,000	7,323,331
Ping An Insurance (Group) Co. of China, Ltd., Class H	1,036,000	8,815,859
Vinda International Holdings, Ltd.	3,033,000	4,187,274
Zhuzhou CSR Times Electric Co., Ltd., Class H	1,123,000	4,240,529
Zoomlion Heavy Industry Science and Technology Co., Ltd., Class H	4,883,600	7,372,303

		91,735,993

Colombia | 4.0%
Bancolombia SA Sponsored ADR	96,500	6,424,970
Pacific Rubiales Energy Corp.	468,429	10,883,074

		17,308,044

Description	Shares	Value

India | 9.0%
Cairn India, Ltd.	1,191,873	$6,964,478
HDFC Bank, Ltd. Sponsored ADR	136,400	5,554,208
ICICI Bank, Ltd. Sponsored ADR	295,330	12,879,341
Maruti Suzuki India, Ltd.	151,648	4,158,536
Shriram Transport Finance Co., Ltd.	692,426	9,448,099

		39,004,662

Indonesia | 2.9%
PT Bank Rakyat Indonesia (Persero) Tbk	11,878,800	8,650,998
PT XL Axiata Tbk	6,605,000	3,922,065

		12,573,063

Macau | 1.5%
Sands China, Ltd.	1,489,200	6,680,484

Mexico | 5.3%
Corporacion Geo SAB de CV, Series B (a)	4,462,606	5,219,947
Genomma Lab Internacional SAB de CV, B Shares (a)	4,669,000	9,593,514
Grupo Financiero Banorte SAB de CV, Class O	1,288,457	8,320,054

		23,133,515

Peru | 1.9%
Credicorp, Ltd.	55,600	8,148,736

Philippines | 0.7%
SM Investments Corp.	144,361	3,102,916

Qatar | 0.8%
Qatar Electricity & Water Co.	95,094	3,458,865

Russia | 17.9%
Alliance Oil Co., Ltd. SDR (a)	476,603	3,912,181
Eurasia Drilling Co., Ltd. GDR	151,620	5,442,204
Globaltrans Investment PLC Sponsored GDR	668,750	11,106,439
Novatek OAO Sponsored GDR	66,932	8,062,964
Rosneft Oil Co. OJSC GDR	647,032	5,842,220
Sberbank of Russia (d)	4,089,285	12,437,037
TMK OAO GDR	453,862	7,054,677
Uralkali OJSC Sponsored GDR	145,832	5,618,557
VTB Bank OJSC GDR	1,153,320	4,026,274
X5 Retail Group NV GDR (a)	355,637	6,371,605
Yandex NV Class A (a)	344,200	7,424,394

		77,298,552

The accompanying notes are an integral part of these financial statements.

Annual Report  65

Description	Shares	Value

Lazard Developing Markets Equity Portfolio (concluded)

South Africa | 4.2%
Barloworld, Ltd.	486,533	$5,014,846
Exxaro Resources, Ltd.	428,560	8,772,598
Standard Bank Group, Ltd.	310,288	4,390,526

		18,177,970

South Korea | 5.4%
Kia Motors Corp.	154,936	8,244,330
Mando Corp.	23,253	2,807,383
Samsung Electronics Co., Ltd.	8,730	12,494,596

		23,546,309

Taiwan | 3.8%
Catcher Technology Co., Ltd.	1,379,000	6,901,684
Synnex Technology International Corp.	3,384,989	6,289,274
Yuanta Financial Holding Co., Ltd.	6,263,159	3,240,768

		16,431,726

Turkey | 3.1%
Aselsan Elektronik Sanayi Ve Ticaret AS	1,546,017	7,325,036
Emlak Konut Gayrimenkul Yatirim Ortakligi AS	3,242,325	5,686,356

		13,011,392

United States | 1.8%
First Cash Financial Services, Inc. (a)	88,700	4,401,294
Freeport-McMoRan Copper & Gold, Inc.	92,500	3,163,500

		7,564,794

Total Common Stocks
(Identified cost $387,414,088)		395,374,718

Description	Shares	Value

Preferred Stocks | 5.9%

Brazil | 5.9%
Banco Bradesco SA Sponsored ADR	429,508	$7,460,554
Gerdau SA Sponsored ADR	578,450	5,200,266
Marcopolo SA	885,600	5,654,471
Petroleo Brasileiro SA Sponsored ADR	381,400	7,361,020

Total Preferred Stocks
(Identified cost $26,017,764)		25,676,311

Short-Term Investment | 2.1%
State Street Institutional Treasury Money Market Fund (Identified cost $9,266,728)	9,266,728	9,266,728

Total Investments | 99.4%
(Identified cost $422,698,580) (b)		$430,317,757

Cash and Other Assets in Excess of Liabilities | 0.6%		2,805,187

Net Assets | 100.0%		$433,122,944

The accompanying notes are an integral part of these financial statements.

66  Annual Report

Description	Shares	Value

Lazard Emerging Markets Equity Blend Portfolio

Common Stocks | 90.8%

Argentina | 0.2%
YPF Sociedad Anonima Sponsored ADR	33,975	$494,336

Brazil | 7.2%
Arteris SA	61,400	569,329
Banco do Brasil SA	218,807	2,791,335
Brasil Brokers Participacoes SA	184,900	619,847
Brasil Insurance Participacoes e Administracao SA	66,505	647,838
Cia Hering	62,827	1,298,826
Cielo SA Sponsored ADR	95,947	2,768,071
Companhia de Locacao das Americas	99,600	592,262
Grendene SA	78,200	633,697
MRV Engenharia e Participacoes SA	687,100	4,126,150
Natura Cosmeticos SA	46,750	1,341,439
Souza Cruz SA	120,095	1,818,657

		17,207,451

Cambodia | 0.2%
NagaCorp, Ltd.	912,000	558,781

Canada | 0.5%
First Quantum Minerals, Ltd.	49,905	1,099,244

China | 14.7%
AAC Technologies Holdings, Inc.	894,140	3,149,939
Agricultural Bank of China, Ltd., Class H	11,217,000	5,655,401
Baidu, Inc. Sponsored ADR (a)	14,450	1,449,190
Biostime International Holdings, Ltd.	194,000	610,725
China Construction Bank Corp., Class H	4,232,461	3,449,474
China State Construction International Holdings, Ltd.	3,506,504	4,264,403
CNOOC, Ltd.	999,000	2,193,561
Daphne International Holdings, Ltd.	2,826,000	3,914,715
Ping An Insurance (Group) Co. of China, Ltd., Class H	503,500	4,284,541
Prince Frog International Holdings, Ltd.	2,078,000	888,314
Shenguan Holdings Group, Ltd.	1,120,000	609,996
Zoomlion Heavy Industry Science and Technology Co., Ltd., Class H	3,072,640	4,638,470

		35,108,729

Description	Shares	Value

Colombia | 3.8%
Bancolombia SA Sponsored ADR	53,420	$3,556,704
Pacific Rubiales Energy Corp.	238,200	5,534,133

		9,090,837

Egypt | 1.0%
Commercial International Bank Egypt SAE	221,593	1,202,038
Orascom Construction Industries (a)	32,659	1,301,738

		2,503,776

Georgia | 0.2%
Bank of Georgia Holdings PLC	34,272	573,321

Hong Kong | 1.3%
China Mobile, Ltd. Sponsored ADR	30,600	1,796,832
REXLot Holdings, Ltd.	9,225,000	704,424
Stella International Holdings, Ltd.	214,500	581,468

		3,082,724

Hungary | 0.7%
OTP Bank PLC	93,512	1,777,383

India | 2.3%
ICICI Bank, Ltd. Sponsored ADR	125,790	5,485,702

Indonesia | 3.9%
PT Bank Mandiri (Persero) Tbk	1,861,000	1,573,799
PT Bank Pembangunan Daerah Jawa Barat dan Banten Tbk	5,709,000	629,372
PT Bank Rakyat Indonesia (Persero) Tbk	4,761,618	3,467,753
PT Telekomunikasi Indonesia (Persero) Tbk Sponsored ADR	56,350	2,082,132
PT United Tractors Tbk	739,515	1,519,995

		9,273,051

Macau | 1.7%
Sands China, Ltd.	908,000	4,073,247

Mexico | 7.9%
America Movil SAB de CV, Series L ADR	63,208	1,462,633
Corporacion Geo SAB de CV, Series B (a)	1,224,400	1,432,191
Genomma Lab Internacional SAB de CV, B Shares (a)	2,552,800	5,245,304
Grupo Financiero Banorte SAB de CV, Class O	830,600	5,363,498
Grupo Mexico SAB de CV, Series B	385,101	1,389,203
Grupo Televisa SAB Sponsored ADR	81,573	2,168,210
Kimberly-Clark de Mexico SAB de CV, Series A	735,100	1,888,036

		18,949,075

The accompanying notes are an integral part of these financial statements.

Annual Report  67

Description	Shares	Value

Lazard Emerging Markets Equity Blend Portfolio (continued)

Philippines | 0.9%
Philippine Long Distance Telephone Co. Sponsored ADR	34,092	$2,090,180

Russia | 16.9%
Alliance Oil Co., Ltd. SDR (a)	267,173	2,193,082
CTC Media, Inc.	72,500	564,050
Dixy Group (a), (d)	55,023	720,835
Eurasia Drilling Co., Ltd. GDR	92,011	3,302,616
Gazprom OAO Sponsored ADR	177,936	1,706,206
Globaltrans Investment PLC
Sponsored GDR	291,248	4,867,500
Lukoil OAO Sponsored ADR	24,668	1,665,090
MegaFon OAO GDR (a), (d), (e)	49,784	1,184,859
Mobile TeleSystems OJSC Sponsored ADR	130,320	2,430,468
Oriflame Cosmetics SA SDR	38,815	1,239,436
Sberbank of Russia (d)	1,297,323	3,945,642
Sberbank of Russia Sponsored ADR	232,297	2,917,650
TMK OAO GDR	226,650	3,522,971
Uralkali OJSC Sponsored GDR	106,109	4,088,125
X5 Retail Group NV GDR (a)	121,594	2,181,826
Yandex NV Class A (a)	179,200	3,865,344

		40,395,700

South Africa | 7.7%
AVI, Ltd.	80,821	570,167
Barloworld, Ltd.	362,982	3,741,368
Exxaro Resources, Ltd.	186,787	3,823,519
Nampak, Ltd.	164,365	618,241
Standard Bank Group, Ltd.	392,841	5,558,637
The Spar Group, Ltd.	38,730	602,903
Tiger Brands, Ltd.	44,252	1,703,949
Truworths International, Ltd.	138,006	1,789,018

		18,407,802

South Korea | 9.8%
Hanwha Life Insurance Co., Ltd.	232,482	1,689,869
Hy-Lok Corp.	31,804	590,508
Hyundai Marine & Fire Insurance Co., Ltd.	18,510	577,843
Hyundai Mobis	7,690	2,085,733
Kia Motors Corp.	51,232	2,726,116
KT&G Corp.	24,035	1,822,737
Mando Corp.	16,843	2,033,490
NHN Corp.	8,151	1,738,020
Samsung Electronics Co., Ltd.	5,522	7,903,226
Shinhan Financial Group Co., Ltd.	64,850	2,358,864

		23,526,406

Description	Shares	Value

Taiwan | 4.7%
Catcher Technology Co., Ltd.	637,000	$3,188,087
Hon Hai Precision Industry Co., Ltd.	464,709	1,432,555
Makalot Industrial Co., Ltd.	183,000	570,747
Radiant Opto-Electronics Corp.	134,000	555,691
Synnex Technology International Corp.	1,397,190	2,595,965
Taiwan Semiconductor Manufacturing Co., Ltd.	845,000	2,828,141

		11,171,186

Thailand | 0.7%
Dynasty Ceramic Public Co., Ltd. (d)	385,000	572,655
Major Cineplex Group Public Co., Ltd. (d)	880,100	546,646
Thai Union Frozen Products Public Co., Ltd. (d)	235,600	554,534

		1,673,835

Turkey | 3.4%
Koc Holding AS ADR	95,712	2,503,826
TAV Havalimanlari Holding AS	116,338	595,777
Turkcell Iletisim Hizmetleri AS ADR (a)	118,255	1,908,635
Turkiye Is Bankasi AS, C Shares	705,819	2,453,249
Turkiye Sinai Kalkinma Bankasi AS	509,850	655,988

		8,117,475

United States | 1.1%
Freeport-McMoRan Copper & Gold, Inc.	75,300	2,575,260

Total Common Stocks
(Identified cost $202,757,275)		217,235,501

Preferred Stocks | 5.1%

Brazil | 5.1%
Banco ABC Brasil SA	92,980	645,272
Banco Bradesco SA Sponsored ADR	156,500	2,718,405
Marcopolo SA	436,800	2,788,926
Petroleo Brasileiro SA Sponsored ADR	169,300	3,267,490
Vale SA Sponsored ADR	136,800	2,777,040

Total Preferred Stocks
(Identified cost $11,833,814)		12,197,133

The accompanying notes are an integral part of these financial statements.

68  Annual Report

Description	Shares	Value

Lazard Emerging Markets Equity Blend Portfolio (concluded)

Short-Term Investment | 3.4%
State Street Institutional Treasury Money Market Fund (Identified cost $8,062,460)	8,062,460	$8,062,460

Description	Value

Total Investments | 99.3%
(Identified cost $222,653,549) (b)	$237,495,094

Cash and Other Assets in Excess of Liabilities | 0.7%	1,664,939

Net Assets | 100.0%	$239,160,033

The accompanying notes are an integral part of these financial statements.

Annual Report  69

Description	Shares	Value

Lazard Emerging Markets Multi-Strategy Portfolio

Common Stocks | 60.0%

Argentina | 0.1%
YPF Sociedad Anonima Sponsored ADR	11,687	$170,046

Brazil | 4.8%
Arteris SA	22,400	207,703
Banco do Brasil SA	59,490	758,918
Banco do Brasil SA Sponsored ADR	15,660	198,412
Brasil Brokers Participacoes SA	69,400	232,652
Brasil Insurance Participacoes e Administracao SA	24,205	235,786
Cia Hering	21,790	450,466
Cielo SA Sponsored ADR	33,698	972,187
Companhia de Locacao das Americas	36,400	216,449
Grendene SA	28,500	230,951
MRV Engenharia e Participacoes SA	238,170	1,430,250
Natura Cosmeticos SA	16,140	463,119
Souza Cruz SA	41,540	629,061

		6,025,954

Cambodia | 0.2%
NagaCorp, Ltd.	332,000	203,416

Canada | 0.3%
First Quantum Minerals, Ltd.	17,220	379,300

China | 9.7%
AAC Technologies Holdings, Inc.	310,000	1,092,090
Agricultural Bank of China, Ltd., Class H	3,887,000	1,959,752
Baidu, Inc. Sponsored ADR (a)	4,985	499,946
Biostime International Holdings, Ltd.	70,500	221,939
China Construction Bank Corp., Class H	1,465,000	1,193,981
China State Construction International Holdings, Ltd.	1,215,600	1,478,341
CNOOC, Ltd.	345,000	757,536
Daphne International Holdings, Ltd.	980,000	1,357,545
Ping An Insurance (Group) Co. of China, Ltd., Class H	174,500	1,484,911
Prince Frog International Holdings, Ltd.	744,000	318,049
Shenguan Holdings Group, Ltd.	412,000	224,391
Zoomlion Heavy Industry Science and Technology Co., Ltd., Class H	1,064,780	1,607,396

		12,195,877

Description	Shares	Value

Colombia | 2.5%
Bancolombia SA Sponsored ADR	18,480	$1,230,398
Pacific Rubiales Energy Corp.	82,550	1,917,895

		3,148,293

Egypt | 0.7%
Commercial International Bank Egypt SAE	66,723	361,941
Commercial International Bank Egypt SAE GDR	9,582	52,144
Orascom Construction Industries (a)	11,245	448,209

		862,294

Georgia | 0.2%
Bank of Georgia Holdings PLC	12,575	210,362

Hong Kong | 0.9%
China Mobile, Ltd. Sponsored ADR	10,460	614,211
REXLot Holdings, Ltd.	3,375,000	257,716
Stella International Holdings, Ltd.	78,500	212,799

		1,084,726

Hungary | 0.5%
OTP Bank PLC	32,355	614,972

India | 1.5%
ICICI Bank, Ltd. Sponsored ADR	43,600	1,901,396

Indonesia | 2.5%
PT Bank Mandiri (Persero) Tbk	643,500	544,191
PT Bank Pembangunan Daerah Jawa Barat dan Banten Tbk	2,086,500	230,020
PT Bank Rakyat Indonesia (Persero) Tbk	1,650,000	1,201,649
PT Telekomunikasi Indonesia (Persero) Tbk Sponsored ADR	19,460	719,047
PT United Tractors Tbk	256,015	526,212

		3,221,119

Macau | 1.1%
Sands China, Ltd.	314,800	1,412,178

Mexico | 5.2%
America Movil SAB de CV, Series L ADR	21,810	504,684
Corporacion Geo SAB de CV, Series B (a)	398,200	465,778
Genomma Lab Internacional SAB de CV, B Shares (a)	886,500	1,821,514
Grupo Financiero Banorte SAB de CV, Class O	287,800	1,858,433
Grupo Mexico SAB de CV, Series B	122,309	441,214
Grupo Televisa SAB Sponsored ADR	28,292	752,001
Kimberly-Clark de Mexico SAB de CV, Series A	253,935	652,209

		6,495,833

The accompanying notes are an integral part of these financial statements.

70  Annual Report

Description	Shares	Value

Lazard Emerging Markets Multi-Strategy Portfolio (continued)

Philippines | 0.6%
Philippine Long Distance Telephone Co. Sponsored ADR	11,853	$726,707

Russia | 11.1%
Alliance Oil Co., Ltd. SDR (a)	92,584	759,973
CTC Media, Inc.	26,630	207,181
Dixy Group (a), (d)	19,057	249,658
Eurasia Drilling Co., Ltd. GDR	31,885	1,144,471
Gazprom OAO Sponsored ADR	61,630	590,962
Globaltrans Investment PLC Sponsored GDR	101,783	1,701,055
Lukoil OAO Sponsored ADR	8,585	579,488
MegaFon OAO GDR (a), (d), (e)	17,181	408,908
Mobile TeleSystems OJSC Sponsored ADR	45,110	841,302
Oriflame Cosmetics SA SDR	13,444	429,292
Sberbank of Russia (d)	449,566	1,367,297
Sberbank of Russia Sponsored ADR	80,312	1,008,719
TMK OAO GDR	74,262	1,154,303
Uralkali OJSC Sponsored GDR	37,025	1,426,484
X5 Retail Group NV GDR (a)	42,136	756,069
Yandex NV Class A (a)	62,100	1,339,497

		13,964,659

South Africa | 5.1%
AVI, Ltd.	29,445	207,725
Barloworld, Ltd.	125,786	1,296,515
Exxaro Resources, Ltd.	64,728	1,324,978
Nampak, Ltd.	59,981	225,612
Standard Bank Group, Ltd.	137,378	1,943,877
The Spar Group, Ltd.	14,133	220,006
Tiger Brands, Ltd.	15,349	591,022
Truworths International, Ltd.	47,703	618,390

		6,428,125

South Korea | 6.5%
Hanwha Life Insurance Co., Ltd.	80,470	584,922
Hy-Lok Corp.	11,645	216,214
Hyundai Marine & Fire Insurance Co., Ltd.	6,610	206,350
Hyundai Mobis	2,717	736,923
Kia Motors Corp.	17,754	944,712
KT&G Corp.	8,283	628,156
Mando Corp.	5,837	704,713
NHN Corp.	2,843	606,207

Description	Shares	Value

Samsung Electronics Co., Ltd.	1,603	$2,294,254
Samsung Electronics Co., Ltd. GDR	613	433,135
Shinhan Financial Group Co., Ltd.	14,960	544,157
Shinhan Financial Group Co., Ltd. ADR	7,532	275,972

		8,175,715

Taiwan | 3.1%
Catcher Technology Co., Ltd.	221,000	1,106,071
Hon Hai Precision Industry Co., Ltd. GDR	81,521	492,024
Makalot Industrial Co., Ltd.	66,000	205,843
Radiant Opto-Electronics Corp.	49,000	203,201
Synnex Technology International Corp.	484,000	899,267
Taiwan Semiconductor Manufacturing Co., Ltd. Sponsored ADR	57,076	979,424

		3,885,830

Thailand | 0.5%
Dynasty Ceramic Public Co., Ltd. (d)	140,500	208,982
Major Cineplex Group Public Co., Ltd. (d)	321,100	199,441
Thai Union Frozen Products Public Co., Ltd. (d)	86,200	202,890

		611,313

Turkey | 2.2%
Koc Holding AS ADR	33,104	866,001
TAV Havalimanlari Holding AS	42,599	218,153
Turkcell Iletisim Hizmetleri AS ADR (a)	40,850	659,319
Turkiye Is Bankasi AS, C Shares	244,541	849,963
Turkiye Sinai Kalkinma Bankasi AS	186,057	239,386

		2,832,822

United States | 0.7%
Freeport-McMoRan Copper & Gold, Inc.	26,100	892,620

Total Common Stocks (Identified cost $70,909,049)		75,443,557

Preferred Stocks | 3.4%

Brazil | 3.4%
Banco ABC Brasil SA	34,027	236,144
Banco Bradesco SA Sponsored ADR	54,200	941,454
Marcopolo SA	151,400	966,675
Petroleo Brasileiro SA Sponsored ADR	58,700	1,132,910
Vale SA Sponsored ADR	47,290	959,987

Total Preferred Stocks (Identified cost $4,172,974)		4,237,170

The accompanying notes are an integral part of these financial statements.

Annual Report  71

Description	Security Currency	Principal Amount (000)	Value

Lazard Emerging Markets Multi-Strategy Portfolio (continued)

Corporate Bonds | 6.0%

Brazil | 0.8%
Arcos Dorados Holdings, Inc., 10.250%, 07/13/16	BRL	250	$129,793
Banco do Brasil SA, 9.250%, 04/15/23	USD	200	247,500
Odebrecht Finance, Ltd.:
7.125%, 06/26/42	USD	200	232,000
7.125%, 06/26/42 (e)	USD	200	232,000
Vale Overseas, Ltd., 8.250%, 01/17/34	USD	100	136,760
Vale SA, 5.625%, 09/11/42	USD	75	81,420

			1,059,473

Chile | 0.1%
Automotores Gildemeister SA, 8.250%, 05/24/21	USD	100	109,750

China | 0.2%
China Liansu Group Holdings Ltd., 7.875%, 05/13/16	USD	275	288,406

Colombia | 0.3%
Pacific Rubiales Energy Corp.:
7.250%, 12/12/21	USD	100	115,500
7.250%, 12/12/21 (e)	USD	215	248,325

			363,825

Georgia | 0.1%
Bank of Georgia JSC, 7.750%, 07/05/17	USD	200	203,000

Guatemala | 0.2%
Industrial Senior Trust, 5.500%, 11/01/22 (e)	USD	200	200,000

India | 0.2%
Vedanta Resources PLC, 9.500%, 07/18/18	USD	225	259,605

Indonesia | 0.2%
GT 2005 Bonds BV, 8.000%, 07/21/14 (g)	USD	110	110,550
PT Berau Coal Energy Tbk, 7.250%, 03/13/17	USD	200	197,000

			307,550

Description	Security Currency	Principal Amount (000)	Value

Kazakhstan | 0.4%
Halyk Savings Bank of Kazakhstan JSC, 7.250%, 05/03/17	USD	225	$246,150
Zhaikmunai LP, 7.125%, 11/13/19 (e)	USD	200	209,500

			455,650

Mexico | 0.8%
America Movil SAB de CV, 6.450%, 12/05/22	MXN	2,000	159,077
Bio Pappel SAB de CV, 7.000%, 08/27/16 (g)	USD	150	139,500
Cemex SAB de CV, 9.500%, 06/15/18 (e)	USD	250	280,937
Mexichem SAB de CV, 6.750%, 09/19/42 (e)	USD	200	224,500
TV Azteca SAB de CV, 7.500%, 05/25/18	USD	200	215,000

			1,019,014

Nigeria | 0.2%
Afren PLC, 11.500%, 02/01/16	USD	200	231,500

Paraguay | 0.2%
Telefonica Celular del Paraguay SA, 6.750%, 12/13/22 (e)	USD	225	235,688

Peru | 0.2%
Corp. Azucarera del Peru SA, 6.375%, 08/02/22 (e)	USD	200	216,000

Russia | 1.7%
EuroChem Mineral & Chemical Co., 5.125%, 12/12/17 (e)	USD	200	205,000
Gazprom Neft OAO, 4.375%, 09/19/22 (e)	USD	225	230,063
Gazprom OAO, 8.625%, 04/28/34	USD	155	223,071
Metalloinvest Finance, Ltd., 6.500%, 07/21/16	USD	200	210,250
MTS International Funding, Ltd., 8.625%, 06/22/20	USD	225	283,781
OJSC Novolipetsk Steel, 4.950%, 09/26/19 (e)	USD	200	202,178
Rosneft Oil Co., 4.199%, 03/06/22 (e)	USD	225	229,219

The accompanying notes are an integral part of these financial statements.

72  Annual Report

Description	Security Currency	Principal Amount (000)	Value

Lazard Emerging Markets Multi-Strategy Portfolio (continued)

Russian Standard Bank, 7.730%, 12/16/15	USD	100	$98,500
Severstal OAO, 6.250%, 07/26/16	USD	200	213,200
TMK OAO, 7.750%, 01/27/18	USD	200	210,000

			2,105,262

South Africa | 0.2%
Sasol Financing International PLC, 4.500%, 11/14/22	USD	225	226,125

Turkey | 0.1%
Turkiye Is Bankasi AS, 6.000%, 10/24/22 (e)	USD	200	210,750

Ukraine | 0.1%
DTEK Finance BV, 9.500%, 04/28/15	USD	125	125,931

Total Corporate Bonds (Identified cost $7,309,436)			7,617,529

Foreign Government Obligations | 8.3%

Belarus | 0.1%
Republic of Belarus, 8.750%, 08/03/15	USD	150	153,660

Congo | 0.2%
Republic of Congo:
3.000%, 06/30/29 (e), (g)	USD	235	199,857
3.000%, 06/30/29 (g)	USD	94	81,353

			281,210

Dominican Republic | 0.1%
Dominican Republic:
16.000%, 02/07/14	DOP	1,000	26,844
11.700%, 06/06/14	DOP	2,500	64,420

			91,264

El Salvador | 0.1%
Republic of El Salvador, 5.875%, 01/30/25 (e)	USD	120	120,750

Georgia | 0.2%
Republic of Georgia, 6.875%, 04/12/21	USD	200	231,000

Description	Security Currency	Principal Amount (000)	Value

Ghana | 0.1%
Ghana Government Bonds:
21.000%, 10/26/15	GHS	60	$31,145
26.000%, 06/05/17	GHS	105	63,915
23.000%, 08/21/17	GHS	90	50,818

			145,878

Hungary | 0.2%
Hungary Treasury Bills:
0.000%, 03/27/13	HUF	25,300	113,183
0.000%, 04/17/13	HUF	17,400	77,605

			190,788

Iraq | 0.6%
Republic of Iraq, 5.800%, 01/15/28	USD	750	708,750

Ivory Coast | 0.8%
Ivory Coast, 3.750%, 12/31/32 (g)	USD	1,025	955,812

Malaysia | 1.2%
Bank Negara Monetary Notes:
0.000%, 01/22/13	MYR	740	241,587
0.000%, 02/26/13	MYR	950	309,246
0.000%, 02/28/13	MYR	1,110	361,269
0.000%, 03/28/13	MYR	1,300	422,170
0.000%, 04/02/13	MYR	700	226,283

			1,560,555

Mexico | 1.4%
Mexican Cetes:
0.000%, 01/17/13	MXN	45,000	347,397
0.000%, 02/07/13	MXN	53,000	408,332
0.000%, 02/21/13	MXN	93,100	716,189
0.000%, 03/21/13	MXN	37,000	283,553

			1,755,471

Nigeria | 0.6%
Nigeria Treasury Bills:
0.000%, 03/07/13	NGN	8,000	50,089
0.000%, 04/11/13	NGN	7,000	43,251
0.000%, 05/09/13	NGN	13,000	79,858
0.000%, 06/06/13	NGN	8,000	48,704
0.000%, 11/07/13	NGN	20,000	115,804
Nigeria Treasury Bonds:
16.000%, 06/29/19	NGN	12,000	90,244
16.390%, 01/27/22	NGN	8,000	63,426
Republic of Nigeria, 6.750%, 01/28/21	USD	200	236,500

			727,876

The accompanying notes are an integral part of these financial statements.

Annual Report   73

Description	Security Currency	Principal Amount (000)	Value

Lazard Emerging Markets Multi-Strategy Portfolio (continued)

Romania | 0.2%
Romania Government Bond, 6.750%, 02/07/22	USD	164	$199,260

Senegal | 0.2%
Republic of Senegal, 8.750%, 05/13/21	USD	200	237,000

Serbia | 0.0%
Serbia Treasury Bill, 0.000%, 01/03/14	RSD	3,000	31,412

Slovenia | 0.4%
Republic of Slovenia, 5.500%, 10/26/22 (e)	USD	450	473,031

South Africa | 0.1%
Republic of South Africa, 5.500%, 12/07/23	ZAR	905	157,638

Turkey | 1.0%
Turkey Government Bonds:
0.000%, 07/17/13	TRY	435	235,840
10.000%, 12/04/13	TRY	120	69,580
9.000%, 03/08/17	TRY	500	307,184
3.000%, 07/21/21	TRY	632	405,869
3.000%, 02/23/22	TRY	334	218,430

			1,236,903

Uruguay | 0.1%
Republic Orient Uruguay, 5.000%, 09/14/18	UYU	1,605	96,072
Uruguay Monetary Regulation Bill, 0.000%, 10/18/13	UYU	1,587	77,063

			173,135

Venezuela | 0.4%
Republic of Venezuela:
7.750%, 10/13/19	USD	155	146,088
8.250%, 10/13/24	USD	285	262,200
9.250%, 05/07/28	USD	155	152,675

			560,963

Description	Security Currency	Principal Amount (000)	Value

Zambia | 0.3%
Republic of Zambia, 5.375%, 09/20/22 (e)	USD	400	$398,500

Total Foreign Government Obligations (Identified cost $9,897,252)			10,390,856

Quasi Government Bonds | 1.7%

Angola | 0.9%
Northern Lights III BV, 7.000%, 08/16/19	USD	1,075	1,189,219

Colombia | 0.1%
Empresas Publicas de Medellin ESP, 8.375%, 02/01/21	COP	100,000	65,371

Russia | 0.3%
Russian Agricultural Bank OJSC, 8.625%, 02/17/17 (e)	RUB	11,500	382,994

South Korea | 0.1%
Export-Import Bank of Korea:
8.300%, 03/15/14	IDR	430,000	45,782
8.400%, 07/06/16	IDR	850,000	94,062

			139,844

Venezuela | 0.3%
Petroleos de Venezuela SA, 5.250%, 04/12/17	USD	445	388,262

Total Quasi Government Bonds (Identified cost $2,113,339)			2,165,690

Supranationals | 0.1%
European Bank for Reconstruction & Development, 7.200%, 06/08/16	IDR	560,000	62,467
Inter-American Development Bank, 0.000%, 08/20/15	IDR	900,000	80,852

Total Supranationals (Identified cost $153,570)			143,319

The accompanying notes are an integral part of these financial statements.

74   Annual Report

Description	Security Currency	Principal Amount (000)	Value

Lazard Emerging Markets Multi-Strategy Portfolio (continued)

U.S. Treasury Securities | 9.9%
U.S. Treasury Notes:
2.500%, 03/31/13	USD	2,500	$2,514,648
3.125%, 04/30/13	USD	6,800	6,867,204
3.625%, 05/15/13	USD	3,000	3,039,033

Total U.S. Treasury Securities (Identified cost $12,420,962)			12,420,885

Description		Shares	Value

Short-Term Investment | 8.9%
State Street Institutional Treasury Money Market Fund (Identified cost $11,233,357)		11,233,357	$11,233,357

Total Investments | 98.3% (Identified cost $118,209,939) (b), (f)			123,652,363

Description		Number of Contracts	Value

Purchased Options | 0.1%
MXN vs JPY February 13 6.35 Call, Expires 02/01/13		100,000	$45,643
USD vs BRL February 13 2.05 Put, Expires 02/07/13		4,500	4,320
USD vs BRL February 13 2.05 Put, Expires 02/08/13		4,500	4,410
USD vs CLP February 13 470.00 Put, Expires 02/11/13		18,000	4,140

Description		Number of Contracts	Value

USD vs INR January 13 55.00 Put, Expires 01/31/13		9,000	$10,080
USD vs INR February 13 55.00 Put, Expires 02/01/13		4,500	5,085
USD vs INR February 13 55.00 Put, Expires 02/15/13		9,000	11,160
USD vs MXN January 13 12.50 Put, Expires 01/10/13		20,000	1,200
USD vs MXN January 13 12.93 Put, Expires 01/18/13		12,000	13,920
USD vs MXN January 13 12.95 Put, Expires 01/18/13		20,000	25,600
USD vs MXN January 13 12.50 Put, Expires 01/24/13		10,000	1,400
USD vs MXN January 13 12.50 Put, Expires 01/25/13		10,000	1,500
USD vs MXN February 13 12.50 Put, Expires 02/01/13		10,000	2,000
USD vs MXN February 13 12.75 Put, Expires 02/11/13		9,000	7,380
USD vs PLN February 13 3.10 Put, Expires 02/12/13		4,500	6,525
USD vs PLN February 13 3.10 Put, Expires 02/15/13		4,500	6,750

Total Purchased Options (Identified cost $134,904)			151,113

Total Investments and Purchased Options | 98.4% (Identified cost $118,344,843)			$123,803,476

Cash and Other Assets in Excess of Liabilities | 1.6%			2,073,232

Net Assets | 100.0%			$125,876,708

The accompanying notes are an integral part of these financial statements.

Annual Report   75

Lazard Emerging Markets Multi-Strategy Portfolio (continued)

Forward Currency Contracts open at December 31, 2012:

Currency	Counterparty	Expiration Date	Foreign Currency Amount	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation	Unrealized Depreciation

Forward Currency Purchase Contracts
BRL	BRC	01/03/13	290,979	$138,614	$142,114	$3,500	$—
BRL	BRC	01/03/13	315,234	151,231	153,960	2,729	—
BRL	BRC	01/03/13	353,136	168,000	172,472	4,472	—
BRL	BRC	01/03/13	387,972	183,934	189,486	5,552	—
BRL	BRC	02/04/13	300,000	145,610	145,904	294	—
BRL	BRC	03/04/13	3,055,257	1,444,224	1,480,977	36,753	—
BRL	HSB	01/03/13	290,979	138,581	142,114	3,533	—
BRL	HSB	01/03/13	387,972	183,890	189,485	5,595	—
BRL	HSB	02/04/13	93,810	45,504	45,625	121	—
BRL	JPM	01/03/13	964,794	472,128	471,206	—	922
BRL	RBC	01/03/13	892,764	434,540	436,026	1,486	—
BRL	SSB	01/03/13	315,234	150,811	153,960	3,149	—
BRL	UBS	01/03/13	315,234	150,233	153,960	3,727	—
BRL	UBS	01/03/13	315,234	151,191	153,960	2,769	—
BRL	UBS	01/03/13	387,972	183,890	189,485	5,595	—
BRL	UBS	02/04/13	300,000	145,610	145,904	294	—
CLP	CIT	01/10/13	133,652,500	277,000	278,902	1,902	—
CLP	UBS	01/31/13	124,249,600	256,000	258,537	2,537	—
CLP	UBS	02/11/13	127,182,000	264,000	264,250	250	—
CNY	BRC	02/19/13	2,105,000	333,942	336,711	2,769	—
CNY	BRC	02/26/13	2,041,000	323,737	326,276	2,539	—
CNY	JPM	05/28/13	3,748,203	595,000	596,085	1,085	—
COP	CIT	01/08/13	214,888,320	119,250	121,569	2,319	—
COP	UBS	01/08/13	106,849,360	60,163	60,448	285	—
COP	UBS	01/08/13	552,976,000	304,000	312,836	8,836	—
COP	UBS	01/24/13	415,410,000	227,000	234,745	7,745	—
COP	UBS	02/28/13	263,692,000	143,000	148,499	5,499	—
CRC	CIT	03/27/13	27,523,000	50,000	53,314	3,314	—
CZK	BNP	01/08/13	4,850,458	246,214	255,185	8,971	—
CZK	JPM	01/07/13	8,013,443	413,935	421,589	7,654	—
CZK	JPM	01/10/13	12,460,720	655,000	655,576	576	—
DOP	CIT	01/18/13	6,375,300	158,000	158,886	886	—
EUR	BNP	02/25/13	196,804	261,666	259,890	—	1,776
EUR	CIT	02/20/13	358,552	457,259	473,467	16,208	—
EUR	HSB	02/28/13	87,000	113,703	114,892	1,189	—
EUR	JPM	02/26/13	36,026	46,159	47,575	1,416	—
EUR	UBS	02/28/13	272,136	352,000	359,381	7,381	—
GHS	SCB	01/17/13	729,044	381,000	379,700	—	1,300
HUF	CIT	01/07/13	12,570,050	58,000	56,919	—	1,081
HUF	CIT	02/07/13	12,570,050	58,114	56,708	—	1,406
HUF	JPM	01/04/13	16,604,090	74,327	75,212	885	—

The accompanying notes are an integral part of these financial statements.

76  Annual Report

Lazard Emerging Markets Multi-Strategy Portfolio (continued)

Forward Currency Contracts open at December 31, 2012 (continued):

Currency	Counterparty	Expiration Date	Foreign Currency Amount	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation	Unrealized Depreciation

Forward Currency Purchase Contracts (continued)
HUF	JPM	01/04/13	35,000,000	$156,676	$158,541	$1,865	$—
HUF	JPM	02/27/13	4,724,000	21,801	21,267	—	534
HUF	JPM	02/27/13	37,435,860	168,202	168,532	330	—
HUF	UBS	01/22/13	9,006,470	41,000	40,708	—	292
IDR	JPM	01/02/13	1,325,886,000	137,000	137,576	576	—
IDR	JPM	01/03/13	1,568,850,000	161,737	162,786	1,049	—
IDR	JPM	01/28/13	2,371,924,000	244,000	245,398	1,398	—
IDR	JPM	02/07/13	1,568,850,000	160,021	162,119	2,098	—
ILS	BNP	01/23/13	1,846,575	487,886	494,017	6,131	—
ILS	UBS	01/07/13	836,270	223,315	223,854	539	—
INR	BRC	01/15/13	26,624,000	485,795	484,754	—	1,041
INR	BRC	02/15/13	11,510,000	207,015	208,310	1,295	—
INR	JPM	01/15/13	6,528,600	121,440	118,869	—	2,571
INR	JPM	03/11/13	16,703,620	302,000	301,003	—	997
INR	RBC	01/07/13	11,646,700	211,989	212,398	409	—
INR	SCB	03/18/13	8,044,600	145,000	144,787	—	213
KRW	HSB	01/28/13	39,852,000	36,697	37,165	468	—
KRW	JPM	02/13/13	681,006,400	622,521	634,485	11,964	—
KRW	UBS	03/14/13	292,070,250	271,000	271,683	683	—
KZT	CIT	02/01/13	95,287,500	630,000	631,062	1,062	—
MXN	BRC	01/10/13	4,450,000	341,331	344,048	2,717	—
MXN	JPM	01/31/13	2,547,439	199,000	196,590	—	2,410
MYR	JPM	01/10/13	2,006,505	658,000	655,830	—	2,170
MYR	JPM	02/19/13	1,134,654	368,000	369,827	1,827	—
MYR	SCB	01/07/13	931,257	305,821	304,446	—	1,375
NGN	CIT	02/11/13	101,569,650	637,000	644,577	7,577	—
NGN	HSB	01/03/13	19,515,500	119,874	124,979	5,105	—
NGN	HSB	03/04/13	19,515,500	121,820	122,245	425	—
NGN	JPM	04/09/13	11,154,000	66,691	69,387	2,696	—
PEN	HSB	01/28/13	620,372	239,000	242,674	3,674	—
PLN	JPM	01/17/13	1,110,870	352,339	358,381	6,042	—
RON	ING	01/11/13	418,692	123,000	124,094	1,094	—
RON	ING	01/11/13	487,011	139,273	144,342	5,069	—
RON	JPM	01/09/13	589,181	172,841	174,674	1,833	—
RON	JPM	01/22/13	986,040	290,499	291,786	1,287	—
RON	JPM	02/12/13	1,748,637	495,000	515,951	20,951	—
RSD	CIT	01/09/13	55,412,400	648,098	649,389	1,291	—
RSD	JPM	02/27/13	4,600,000	52,886	53,139	253	—
RSD	JPM	02/27/13	11,470,000	132,862	132,499	—	363
RUB	BRC	01/10/13	18,897,984	602,000	617,882	15,882	—
RUB	BRC	01/14/13	2,325,450	75,480	75,978	498	—

The accompanying notes are an integral part of these financial statements.

Annual Report  77

Lazard Emerging Markets Multi-Strategy Portfolio (continued)

Forward Currency Contracts open at December 31, 2012 (continued):

Currency	Counterparty	Expiration Date	Foreign Currency Amount	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation	Unrealized Depreciation

Forward Currency Purchase Contracts (concluded)
RUB	BRC	01/14/13	7,672,525	$247,349	$250,677	$3,328	$—
RUB	BRC	01/14/13	7,672,525	246,792	250,677	3,885	—
RUB	HSB	01/14/13	4,625,250	150,000	151,117	1,117	—
RUB	JPM	01/14/13	2,458,269	79,280	80,317	1,037	—
RUB	JPM	01/14/13	2,458,269	79,032	80,317	1,285	—
RUB	JPM	01/14/13	4,620,000	150,000	150,945	945	—
RUB	UBS	01/14/13	5,655,706	181,844	184,784	2,940	—
RUB	UBS	01/14/13	5,655,706	181,768	184,784	3,016	—
RUB	UBS	02/13/13	5,848,030	182,500	190,068	7,568	—
RUB	UBS	02/13/13	12,116,004	396,401	393,784	—	2,617
RUB	UBS	03/13/13	5,809,393	180,500	187,977	7,477	—
RUB	UBS	03/29/13	7,484,400	243,000	241,600	—	1,400
RUB	UBS	06/25/13	4,853,160	135,601	154,583	18,982	—
RUB	UBS	07/01/13	5,138,483	143,573	163,523	19,950	—
SGD	HSB	01/22/13	496,393	407,000	406,346	—	654
THB	HSB	01/31/13	13,404,090	435,000	437,485	2,485	—
THB	SCB	01/17/13	11,251,119	367,000	367,509	509	—
THB	SCB	01/18/13	5,497,354	178,500	179,557	1,057	—
THB	SCB	01/28/13	5,450,361	177,000	177,920	920	—
THB	SCB	02/19/13	5,488,875	178,726	178,952	226	—
TRY	JPM	01/10/13	400,000	224,404	223,986	—	418
TRY	JPM	02/28/13	137,543	75,000	76,523	1,523	—
TRY	JPM	02/28/13	360,679	197,303	200,668	3,365	—
TRY	JPM	02/28/13	803,085	439,000	446,806	7,806	—
TRY	JPM	02/28/13	919,457	499,000	511,551	12,551	—
UGX	CIT	01/07/13	1,229,265,000	463,000	456,325	—	6,675
UYU	HSB	01/09/13	7,002,270	363,000	363,830	830	—
UYU	HSB	04/03/13	1,939,500	90,000	98,989	8,989	—
UYU	JPM	04/09/13	847,200	40,000	43,183	3,183	—
ZAR	BRC	01/23/13	1,368,524	153,000	160,985	7,985	—
ZAR	CIT	01/28/13	4,019,839	468,000	472,544	4,544	—
ZMK	BRC	09/17/13	434,343,200	80,000	78,023	—	1,977
ZMK	BRC	12/17/13	290,000,000	50,000	50,717	717	—
ZMK	SCB	01/31/13	2,002,260,000	390,000	382,662	—	7,338

Total Forward Currency Purchase Contracts				$29,364,943	$29,725,536	$400,123	$39,530

Forward Currency Sale Contracts
BRL	BRC	01/03/13	211,166	$103,335	$103,133	$202	$—
BRL	BRC	01/03/13	300,000	146,234	146,520	—	286
BRL	BRC	01/03/13	483,018	228,000	235,906	—	7,906
BRL	BRC	01/03/13	1,245,900	600,000	608,498	—	8,498
BRL	HSB	01/03/13	93,810	45,694	45,817	—	123

The accompanying notes are an integral part of these financial statements.

78  Annual Report

Lazard Emerging Markets Multi-Strategy Portfolio (continued)

Forward Currency Contracts open at December 31, 2012 (continued):

Currency	Counterparty	Expiration Date	Foreign Currency Amount	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation	Unrealized Depreciation

Forward Currency Sale Contracts (continued)
BRL	HSB	01/03/13	202,745	$99,215	$99,021	$194	$—
BRL	HSB	01/03/13	382,395	185,000	186,762	—	1,762
BRL	JPM	01/03/13	481,776	235,000	235,300	—	300
BRL	JPM	01/03/13	483,018	228,000	235,906	—	7,906
BRL	RBC	03/04/13	1,218,336	588,000	590,565	—	2,565
BRL	UBS	01/03/13	235,649	115,316	115,091	225	—
BRL	UBS	01/03/13	300,000	146,234	146,520	—	286
BRL	UBS	01/03/13	482,790	228,000	235,795	—	7,795
CLP	CIT	01/10/13	156,800,400	328,000	327,206	794	—
CNY	BRC	02/19/13	2,880,928	457,000	460,826	—	3,826
COP	CIT	01/08/13	290,526,000	164,000	164,360	—	360
COP	CIT	01/08/13	584,187,680	328,000	330,493	—	2,493
COP	UBS	01/24/13	106,849,360	60,088	60,379	—	291
CRC	CIT	03/27/13	27,523,000	51,218	53,314	—	2,096
CZK	JPM	01/07/13	8,013,443	421,827	421,589	238	—
CZK	JPM	01/08/13	1,823,712	96,000	95,947	53	—
CZK	JPM	01/10/13	23,743,462	1,225,153	1,249,177	—	24,024
EUR	BNP	01/08/13	192,000	246,215	253,441	—	7,226
EUR	BRC	03/25/13	80,000	106,369	105,673	696	—
EUR	CIT	01/09/13	488,000	648,098	644,169	3,929	—
EUR	HSB	02/28/13	326,106	420,793	430,654	—	9,861
EUR	ING	01/11/13	107,000	139,273	141,244	—	1,971
EUR	ING	01/22/13	378,263	482,199	499,370	—	17,171
EUR	JPM	01/07/13	317,000	413,935	418,439	—	4,504
EUR	JPM	01/14/13	23,599	31,232	31,152	80	—
EUR	JPM	01/22/13	220,000	290,499	290,436	63	—
EUR	JPM	02/27/13	40,000	52,885	52,823	62	—
EUR	JPM	02/27/13	100,000	132,862	132,058	804	—
EUR	JPM	02/27/13	126,000	168,202	166,393	1,809	—
EUR	UBS	01/07/13	107,537	140,597	141,948	—	1,351
EUR	UBS	02/28/13	91,860	122,000	121,310	690	—
EUR	UBS	02/28/13	93,234	120,316	123,124	—	2,808
HUF	CIT	01/07/13	12,570,050	58,303	56,919	1,384	—
HUF	JPM	01/04/13	51,604,090	239,573	233,754	5,819	—
IDR	JPM	01/02/13	1,325,886,000	135,779	137,575	—	1,796
IDR	JPM	01/03/13	1,568,850,000	160,661	162,786	—	2,125
IDR	JPM	02/04/13	881,070,000	89,878	91,081	—	1,203
ILS	UBS	01/07/13	836,270	218,000	223,854	—	5,854
ILS	UBS	01/23/13	1,246,000	332,506	333,344	—	838
INR	RBC	01/07/13	32,364,780	586,000	590,230	—	4,230
JPY	JPM	01/04/13	48,412,390	580,039	558,809	21,230	—
JPY	SCB	02/26/13	30,736,853	376,640	354,930	21,710	—

The accompanying notes are an integral part of these financial statements.

Annual Report  79

Lazard Emerging Markets Multi-Strategy Portfolio (continued)

Forward Currency Contracts open at December 31, 2012 (concluded):

Currency	Counterparty	Expiration Date	Foreign Currency Amount	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation	Unrealized Depreciation

Forward Currency Sale Contracts (concluded)
KRW	HSB	01/28/13	412,178,000	$382,000	$384,389	$—	$2,389
MXN	JPM	01/31/13	6,512,733	505,000	502,599	2,401	—
MYR	HSB	01/07/13	931,257	304,631	304,447	184	—
MYR	HSB	02/07/13	736,000	240,429	240,095	334	—
NGN	HSB	01/03/13	19,515,500	124,105	124,979	—	874
PEN	HSB	01/28/13	210,740	82,000	82,436	—	436
PLN	BRC	01/17/13	868,447	282,373	280,172	2,201	—
PLN	CIT	01/17/13	230,809	75,023	74,462	561	—
RON	JPM	02/12/13	1,361,796	401,000	401,810	—	810
RUB	JPM	01/14/13	10,478,800	340,000	342,364	—	2,364
RUB	UBS	01/10/13	6,781,980	218,000	221,741	—	3,741
RUB	UBS	01/10/13	12,116,004	398,684	396,141	2,543	—
RUB	UBS	02/13/13	13,912,875	447,000	452,184	—	5,184
SGD	HSB	01/22/13	205,128	168,000	167,917	83	—
THB	SCB	01/17/13	16,612,300	542,000	542,628	—	628
TRY	BRC	01/10/13	200,000	111,294	111,993	—	699
TRY	CIT	07/10/13	177,318	91,166	97,021	—	5,855
TRY	JPM	02/28/13	327,345	182,000	182,122	—	122
TRY	JPM	02/28/13	369,533	197,000	205,594	—	8,594
TRY	JPM	02/28/13	796,488	440,000	443,136	—	3,136
TRY	JPM	12/04/13	704,283	365,084	378,180	—	13,096
TRY	UBS	01/10/13	200,000	111,195	111,993	—	798
ZAR	BRC	01/23/13	2,698,800	312,000	317,471	—	5,471

Total Forward Currency Sale Contracts				$18,692,152	$18,809,515	68,289	185,652

Gross unrealized appreciation/depreciation on Forward Currency Purchase and Sale Contracts						$468,412	$225,182

Written Option open at December 31, 2012:

Description	Number of Contracts	Strike Price	Expiration Date	Premium	Value

MXN vs JPY February 13 6.55 Call	100,000	6.55	02/01/13	$5,293	$26,458

Credit Default Swap Agreements open at December 31, 2012:

Referenced Obligation	Counterparty	Notional Amount	Expiration Date	Receive (Pay) Rate	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation	Unrealized Depreciation

Federative Republic of Brazil	JPM	1,000,000	12/20/16	(1.00%)	$(5,481)	$27,128	$—	$32,609
People’s Republic of China	JPM	500,000	12/20/16	1.00%	10,785	(11,277)	22,062	—

Total Credit Default Swap Agreements					$5,304	$15,851	$22,062	$32,609

The accompanying notes are an integral part of these financial statements.

80  Annual Report

Lazard Emerging Markets Multi-Strategy Portfolio (concluded)

Interest Rate Swap Agreements open at December 31, 2012:

Currency	Counterparty	Notional Amount	Expiration Date	Receive (Pay) Rate	Variable Rate	Unrealized Appreciation	Unrealized Depreciation

BRL	BRC	591,000	01/04/16	8.18%	Brazil Cetip Interbank Deposit Rate	$83	$—
BRL	BRC	538,000	01/02/17	8.34%	Brazil Cetip Interbank Deposit Rate	—	376
BRL	BRC	216,000	01/02/17	8.35%	Brazil Cetip Interbank Deposit Rate	—	213
BRL	BRC	347,001	01/02/17	8.80%	Brazil Cetip Interbank Deposit Rate	3,294	—
BRL	JPM	692,001	01/02/17	8.90%	Brazil Cetip Interbank Deposit Rate	7,891	—
ILS	BRC	900,000	08/13/17	2.81%	Tel Aviv Interbank Offered Rate	4,785	—
ILS	JPM	1,000,000	09/03/17	2.87%	Tel Aviv Interbank Offered Rate	5,903	—
MXN	BRC	20,000,000	11/30/17	5.22%	Mexico Interbank TIIE 28 Day	—	6,086
USD	BRC	1,500,000	12/07/17	(0.74%)	3 Month Libor	6,146	—
ZAR	JPM	5,000,000	09/11/17	5.68%	South Africa Johannesburg Interbank Agreed Rate 3 Month	—	621
ZAR	BRC	2,000,000	09/12/17	5.81%	South Africa Johannesburg Interbank Agreed Rate 3 Month	988	—
ZAR	BRC	1,640,000	10/16/17	5.78%	South Africa Johannesburg Interbank Agreed Rate 3 Month	401	—
ZAR	BRC	1,000,000	11/01/17	6.06%	South Africa Johannesburg Interbank Agreed Rate 3 Month	1,599	—

Total Interest Rate Swap Agreements						31,090	7,296

Gross unrealized appreciation/depreciation on Swap Agreements						$53,152	$39,905

The accompanying notes are an integral part of these financial statements.

Annual Report  81

Description	Security Currency	Principal Amount (000)	Value

Lazard Emerging Markets Debt Portfolio

Corporate Bonds | 9.0%

Brazil | 1.6%
Arcos Dorados Holdings, Inc.:
10.250%, 07/13/16	BRL	250	$129,792
10.250%, 07/13/16 (e)	BRL	1,500	778,755
Banco do Brasil SA, 9.250%, 04/15/23	USD	925	1,144,688
Companhia Energetica de Sao Paulo, 9.750%, 01/15/15	BRL	539	397,081
Odebrecht Finance, Ltd.:
7.125%, 06/26/42	USD	375	435,000
7.125%, 06/26/42 (e)	USD	750	870,000
Vale Overseas, Ltd., 8.250%, 01/17/34	USD	250	341,901
Vale SA, 5.625%, 09/11/42	USD	350	379,960

			4,477,177

Chile | 0.1%
Automotores Gildemeister SA, 8.250%, 05/24/21	USD	175	192,063

China | 0.1%
China Liansu Group Holdings Ltd., 7.875%, 05/13/16	USD	200	209,750

Colombia | 0.4%
Pacific Rubiales Energy Corp.:
7.250%, 12/12/21	USD	275	317,625
7.250%, 12/12/21 (e)	USD	831	959,805

			1,277,430

Georgia | 0.3%
Bank of Georgia JSC, 7.750%, 07/05/17	USD	775	786,625

Guatemala | 0.2%
Industrial Senior Trust, 5.500%, 11/01/22 (e)	USD	600	600,000

India | 0.3%
Vedanta Resources PLC:
9.500%, 07/18/18	USD	475	548,055
8.250%, 06/07/21	USD	275	303,187

			851,242

Description	Security Currency	Principal Amount (000)	Value

Indonesia | 1.0%
GT 2005 Bonds BV, 8.000%, 07/21/14 (g)	USD	350	$351,750
PT Berau Coal Energy Tbk, 7.250%, 03/13/17	USD	450	443,250
PT Pertamina (Persero) Tbk:
5.250%, 05/23/21	USD	700	780,500
6.500%, 05/27/41	USD	1,050	1,244,250

			2,819,750

Kazakhstan | 0.5%
Halyk Savings Bank of Kazakhstan JSC, 7.250%, 05/03/17	USD	650	711,100
Zhaikmunai LP, 7.125%, 11/13/19 (e)	USD	695	728,012

			1,439,112

Mexico | 1.3%
America Movil SAB de CV, 6.450%, 12/05/22	MXN	13,000	1,033,999
Bio Pappel SAB de CV, 7.000%, 08/27/16 (g)	USD	525	488,250
Cemex SAB de CV, 9.500%, 06/15/18 (e)	USD	875	983,281
Mexichem SAB de CV, 6.750%, 09/19/42 (e)	USD	525	589,313
TV Azteca SAB de CV, 7.500%, 05/25/18	USD	750	806,250

			3,901,093

Nigeria | 0.3%
Afren PLC, 10.250%, 04/08/19	USD	700	817,130

Paraguay | 0.3%
Telefonica Celular del Paraguay SA, 6.750%, 12/13/22 (e)	USD	725	759,437

Peru | 0.3%
Corp. Azucarera del Peru SA, 6.375%, 08/02/22 (e)	USD	700	756,000

Russia | 1.8%
EuroChem Mineral & Chemical Co., 5.125%, 12/12/17 (e)	USD	550	563,750
Gazprom Neft OAO, 4.375%, 09/19/22 (e)	USD	625	639,063
Gazprom OAO, 8.625%, 04/28/34	USD	525	755,564

The accompanying notes are an integral part of these financial statements.

82  Annual Report

Description	Security Currency	Principal Amount (000)	Value

Lazard Emerging Markets Debt Portfolio (continued)

Metalloinvest Finance, Ltd., 6.500%, 07/21/16	USD	450	$473,063
MTS International Funding, Ltd., 8.625%, 06/22/20	USD	575	725,219
OJSC Novolipetsk Steel, 4.950%, 09/26/19 (e)	USD	325	328,539
Rosneft Oil Co., 4.199%, 03/06/22 (e)	USD	500	509,375
Russian Standard Bank, 7.730%, 12/16/15	USD	200	197,000
RZD Capital, Ltd., 8.300%, 04/02/19	RUB	6,000	203,727
Severstal OAO, 6.250%, 07/26/16	USD	425	453,050
TMK OAO, 7.750%, 01/27/18	USD	300	315,000

			5,163,350

South Africa | 0.2%
Sasol Financing International PLC, 4.500%, 11/14/22	USD	625	628,125

Turkey | 0.2%
Turkiye Is Bankasi AS, 6.000%, 10/24/22 (e)	USD	500	526,875

Ukraine | 0.1%
DTEK Finance BV, 9.500%, 04/28/15	USD	425	428,166

Total Corporate Bonds (Identified cost $24,661,702)			25,633,325

Foreign Government Obligations | 77.9%

Argentina | 0.9%
Republic of Argentina:
8.750%, 06/02/17	USD	300	265,500
8.280%, 12/31/33	USD	2,255	1,612,623
2.500%, 12/31/38 (g)	USD	1,625	583,375

			2,461,498

Belarus | 0.3%
Republic of Belarus:
8.750%, 08/03/15	USD	250	256,100
8.950%, 01/26/18	USD	525	540,750

			796,850

Description	Security Currency	Principal Amount (000)	Value

Colombia | 0.1%
Republic of Colombia:
7.750%, 04/14/21	COP	85,000	$60,202
9.850%, 06/28/27	COP	160,000	138,785

			198,987

Dominican Republic | 0.3%
Dominican Republic:
16.000%, 02/07/14	DOP	6,000	161,067
11.700%, 06/06/14	DOP	24,500	631,313

			792,380

Egypt | 0.1%
Arab Republic of Egypt, 6.875%, 04/30/40	USD	200	189,000

El Salvador | 1.0%
Republic of El Salvador, 5.875%, 01/30/25 (e)	USD	2,750	2,767,188

Georgia | 0.7%
Republic of Georgia, 6.875%, 04/12/21	USD	1,675	1,934,625

Ghana | 0.3%
Ghana Government Bonds:
26.000%, 06/05/17	GHS	875	532,626
23.000%, 08/21/17	GHS	850	479,946

			1,012,572

Guatemala | 0.1%
Republic of Guatemala,
5.750%, 06/06/22 (e)	USD	246	271,215

Hungary | 4.2%
Hungary Government Bonds:
5.500%, 02/12/14	HUF	295,000	1,338,645
6.750%, 08/22/14	HUF	24,000	111,140
7.750%, 08/24/15	HUF	203,000	966,710
6.750%, 02/24/17	HUF	764,000	3,572,048
6.500%, 06/24/19	HUF	134,000	625,261
7.000%, 06/24/22	HUF	210,000	1,011,823
6.750%, 10/22/28	HUF	205,000	977,377
Republic of Hungary:
4.750%, 02/03/15	USD	950	978,500
6.250%, 01/29/20	USD	825	910,594
6.375%, 03/29/21	USD	500	552,000
7.625%, 03/29/41	USD	864	997,920

			12,042,018

The accompanying notes are an integral part of these financial statements.

Annual Report  83

Description	Security Currency	Principal Amount (000)	Value

Lazard Emerging Markets Debt Portfolio (continued)

Indonesia | 4.2%
Indonesia Government Bonds:
7.000%, 05/15/22	IDR	10,840,000	$1,274,841
5.625%, 05/15/23	IDR	4,200,000	451,461
8.375%, 09/15/26	IDR	6,405,000	819,945
7.000%, 05/15/27	IDR	15,570,000	1,784,187
6.125%, 05/15/28	IDR	21,830,000	2,341,179
8.250%, 06/15/32	IDR	11,500,000	1,457,821
6.625%, 05/15/33	IDR	5,500,000	601,796
Republic of Indonesia:
6.875%, 01/17/18	USD	1,425	1,740,281
6.625%, 02/17/37	USD	700	936,250
5.250%, 01/17/42	USD	575	667,719

			12,075,480

Iraq | 2.4%
Republic of Iraq,
5.800%, 01/15/28	USD	7,200	6,804,000

Ivory Coast | 3.9%
Ivory Coast,
3.750%, 12/31/32 (g)	USD	12,100	11,283,250

Lebanon | 0.5%
Lebanese Republic:
9.000%, 03/20/17	USD	825	957,000
6.100%, 10/04/22	USD	600	606,000

			1,563,000

Lithuania | 1.2%
Republic of Lithuania:
5.125%, 09/14/17	USD	550	620,125
7.375%, 02/11/20	USD	300	390,750
6.125%, 03/09/21	USD	200	246,260
6.625%, 02/01/22	USD	350	447,580
6.625%, 02/01/22 (e)	USD	1,475	1,886,230

			3,590,945

Description	Security Currency	Principal Amount (000)	Value

Malaysia | 6.6%

Bank Negara Monetary Notes:
0.000%, 01/22/13	MYR	6,080	$1,984,931
0.000%, 02/26/13	MYR	4,250	1,383,468
0.000%, 02/28/13	MYR	3,000	976,048
0.000%, 03/05/13	MYR	2,500	813,332
0.000%, 03/28/13	MYR	1,900	617,032
0.000%, 04/02/13	MYR	3,950	1,282,336
Malaysian Government Bonds:
3.702%, 02/25/13	MYR	300	98,192
3.434%, 08/15/14	MYR	760	250,070
3.741%, 02/27/15	MYR	2,070	686,802
3.835%, 08/12/15	MYR	6,500	2,167,678
4.262%, 09/15/16	MYR	8,000	2,718,943
3.580%, 09/28/18	MYR	6,700	2,219,551
4.378%, 11/29/19	MYR	5,890	2,039,398
4.160%, 07/15/21	MYR	1,660	567,148
3.418%, 08/15/22	MYR	1,470	477,689
4.392%, 04/15/26	MYR	2,325	819,623

			19,102,241

Mexico | 9.6%
Mexican Bonos:
6.000%, 06/18/15	MXN	35,500	2,821,108
7.750%, 12/14/17	MXN	19,500	1,679,173
8.500%, 12/13/18	MXN	6,000	543,134
7.500%, 06/03/27	MXN	9,500	855,020
8.500%, 05/31/29	MXN	44,800	4,362,048
7.750%, 05/29/31	MXN	7,500	679,376
10.000%, 11/20/36	MXN	7,620	852,092
8.500%, 11/18/38	MXN	14,000	1,368,668
7.750%, 11/13/42	MXN	3,400	309,229
Mexican Cetes:
0.000%, 01/10/13	MXN	307,500	2,376,302
0.000%, 01/17/13	MXN	390,000	3,010,769
0.000%, 01/31/13	MXN	8,000	61,660
0.000%, 02/21/13	MXN	200,000	1,538,538
0.000%, 04/04/13	MXN	690,000	5,279,183
Mexican Udibonos,
2.500%, 12/10/20	MXN	21,351	1,799,376

			27,535,676

Namibia | 0.1%
Republic of Namibia,
5.500%, 11/03/21 (e)	USD	200	224,000

The accompanying notes are an integral part of these financial statements.

84  Annual Report

Description	Security Currency	Principal Amount (000)	Value

Lazard Emerging Markets Debt Portfolio (continued)

Nigeria | 2.1%
Nigeria Treasury Bills:
0.000%, 02/07/13	NGN	124,000	$783,396
0.000%, 03/07/13	NGN	37,000	231,663
0.000%, 03/28/13	NGN	52,000	323,059
0.000%, 04/11/13	NGN	82,425	509,277
0.000%, 05/09/13	NGN	37,000	227,289
0.000%, 09/05/13	NGN	90,000	531,003
0.000%, 10/10/13	NGN	147,000	858,117
Nigeria Treasury Bonds:
15.100%, 04/27/17	NGN	36,000	254,363
16.000%, 06/29/19	NGN	117,000	879,879
16.390%, 01/27/22	NGN	70,000	554,979
Republic of Nigeria,
6.750%, 01/28/21	USD	825	975,562

			6,128,587

Peru | 0.9%
Republic of Peru:
7.840%, 08/12/20	PEN	3,045	1,503,473
8.200%, 08/12/26	PEN	830	455,760
6.950%, 08/12/31 (e)	PEN	1,077	530,757

			2,489,990

Philippines | 1.8%
Republic of Philippines:
6.375%, 01/15/32	USD	2,175	2,979,750
6.250%, 01/14/36	PHP	30,000	876,712
5.000%, 01/13/37	USD	975	1,185,844

			5,042,306

Poland | 3.7%
Poland Government Bonds:
0.000%, 01/25/14	PLN	7,250	2,268,121
5.500%, 04/25/15	PLN	400	136,020
5.250%, 10/25/17	PLN	4,125	1,452,783
5.500%, 10/25/19	PLN	10,727	3,919,931
2.750%, 08/25/23	PLN	8,077	2,961,956

			10,738,811

Romania | 2.0%
Romania Government Bonds:
5.750%, 01/27/16	RON	1,000	292,624
6.750%, 06/11/17	RON	2,600	785,587
5.900%, 07/26/17	RON	3,400	994,641
6.750%, 02/07/22	USD	2,276	2,765,340
6.750%, 02/07/22 (e)	USD	760	923,400

			5,761,592

Description	Security Currency	Principal Amount (000)	Value

Russia | 4.3%

Russia Foreign Bonds:
7.850%, 03/10/18	RUB	100,000	$3,567,688
7.850%, 03/10/18 (e)	RUB	5,000	178,384
5.000%, 04/29/20	USD	500	590,000
7.500%, 03/31/30 (g)	USD	2,837	3,643,200
Russian Federation:
3.250%, 04/04/17	USD	800	850,000
3.250%, 04/04/17 (e)	USD	1,800	1,912,500
5.625%, 04/04/42	USD	800	994,000
5.625%, 04/04/42 (e)	USD	200	248,500
Russian Government Bond - OFZ,
7.600%, 07/20/22	RUB	14,500	501,416

			12,485,688

Senegal | 0.4%
Republic of Senegal,
8.750%, 05/13/21	USD	875	1,036,875

Serbia | 0.4%
Republic of Serbia,
5.250%, 11/21/17 (e)	USD	400	415,000
Serbia Treasury Bill,
0.000%, 01/03/14	RSD	80,000	837,641

			1,252,641

Slovenia | 1.0%
Republic of Slovenia,
5.500%, 10/26/22 (e)	USD	2,875	3,022,143

South Africa | 4.9%
Eskom Holdings, Ltd.,
7.850%, 04/02/26	ZAR	9,000	1,060,569
Republic of South Africa:
13.500%, 09/15/15	ZAR	11,450	1,624,509
8.250%, 09/15/17	ZAR	26,440	3,430,732
8.000%, 12/21/18	ZAR	6,500	841,858
7.250%, 01/15/20	ZAR	14,400	1,791,244
6.750%, 03/31/21	ZAR	8,050	971,802
10.500%, 12/21/26	ZAR	20,635	3,117,787
7.000%, 02/28/31	ZAR	11,400	1,245,801

			14,084,302

The accompanying notes are an integral part of these financial statements.

Annual Report  85

Description	Security Currency	Principal Amount (000)	Value

Lazard Emerging Markets Debt Portfolio (continued)

Thailand | 4.3%
Bank of Thailand:
0.000%, 01/10/13	THB	5,000	$163,367
0.000%, 01/24/13	THB	1,000	32,639
3.050%, 02/17/13	THB	94,000	3,073,834
0.000%, 02/28/13	THB	48,000	1,562,570
3.420%, 08/18/13	THB	13,400	439,790
Thailand Government Bonds:
4.250%, 03/13/13	THB	4,000	131,117
3.625%, 05/22/15	THB	26,400	876,517
3.125%, 12/11/15	THB	90,000	2,955,057
3.250%, 06/16/17	THB	30,000	986,724
1.200%, 07/14/21	THB	61,027	2,026,800
3.580%, 12/17/27	THB	3,200	101,330

			12,349,745

Turkey | 9.8%
Republic of Turkey:
7.000%, 09/26/16	USD	1,225	1,434,781
5.125%, 03/25/22	USD	1,850	2,127,500
6.875%, 03/17/36	USD	2,475	3,341,250
Turkey Government Bonds:
0.000%, 05/15/13	TRY	1,400	767,086
0.000%, 07/17/13	TRY	5,040	2,732,497
9.000%, 03/05/14	TRY	860	497,744
4.500%, 02/11/15	TRY	2,623	1,591,688
4.000%, 04/29/15	TRY	957	577,715
9.000%, 01/27/16	TRY	8,566	5,176,237
9.000%, 03/08/17	TRY	9,300	5,713,613
10.500%, 01/15/20	TRY	2,060	1,412,364
4.000%, 04/01/20	TRY	1,877	1,260,291
3.000%, 07/21/21	TRY	2,640	1,694,681

			28,327,447

Ukraine | 2.0%
Ukraine Government Bonds:
6.875%, 09/23/15	USD	675	681,750
6.580%, 11/21/16	USD	1,625	1,623,050
9.250%, 07/24/17 (e)	USD	1,325	1,437,625
7.750%, 09/23/20	USD	1,250	1,284,375
7.950%, 02/23/21	USD	350	362,250
7.800%, 11/28/22 (e)	USD	375	377,344

			5,766,394

Description	Security Currency	Principal Amount (000)	Value

Uruguay | 0.9%
Republic Orient Uruguay, 5.000%, 09/14/18	UYU	18,091	$1,082,600
Uruguay Monetary Regulation Bills:
0.000%, 09/09/13	UYU	11,000	541,086
0.000%, 09/09/13	UYU	1,300	63,815
0.000%, 09/09/13	UYU	4,450	218,728
0.000%, 10/18/13	UYU	12,000	582,316

			2,488,545

Venezuela | 2.5%
Republic of Venezuela:
7.000%, 12/01/18	USD	225	209,813
9.000%, 05/07/23	USD	730	708,100
8.250%, 10/13/24	USD	3,535	3,252,200
7.650%, 04/21/25	USD	1,076	946,880
9.250%, 05/07/28	USD	1,414	1,392,888
7.000%, 03/31/38	USD	685	548,000

			7,057,881

Zambia | 0.4%
Republic of Zambia, 5.375%, 09/20/22 (e)	USD	1,075	1,070,969

Total Foreign Government Obligations (Identified cost $210,292,144)			223,748,841

Quasi Government Bonds | 8.3%

Angola | 3.6%
Northern Lights III BV, 7.000%, 08/16/19	USD	9,500	10,509,375

Colombia | 0.6%
Emgesa SA ESP:
8.750%, 01/25/21	COP	1,000,000	663,045
8.750%, 01/25/21 (e)	COP	150,000	99,457
Empresas Publicas de Medellin ESP:
8.375%, 02/01/21	COP	1,260,000	823,670
8.375%, 02/01/21 (e)	COP	150,000	98,056

			1,684,228

Kazakhstan | 0.9%
Development Bank of Kazakhstan JSC, 4.125%, 12/10/22 (e)	USD	2,600	2,620,046

The accompanying notes are an integral part of these financial statements.

86  Annual Report

Description	Security Currency	Principal Amount (000)	Value

Lazard Emerging Markets Debt Portfolio (continued)

Russia | 1.0%
Russian Agricultural Bank OJSC:
7.500%, 03/25/13	RUB	44,500	$1,453,445
8.700%, 03/17/16	RUB	15,000	498,282
8.625%, 02/17/17	RUB	14,000	466,254
8.625%, 02/17/17 (e)	RUB	11,600	386,325

			2,804,306

South Africa | 0.1%
Transnet, Ltd., 10.500%, 09/17/20	ZAR	3,000	417,128

South Korea | 0.2%
Export-Import Bank of Korea, 6.600%, 11/04/13	IDR	6,700,000	701,503

Venezuela | 1.9%
Petroleos de Venezuela SA, 5.250%, 04/12/17	USD	6,120	5,339,700

Total Quasi Government Bonds (Identified cost $23,414,195)			24,076,286

Supranationals | 0.5%
European Bank for Reconstruction & Development:
6.750%, 02/19/13	IDR	5,100,000	530,178
7.200%, 06/08/16	IDR	1,500,000	167,321
Inter-American Development Bank, 0.000%, 08/20/15	IDR	7,000,000	628,848

Total Supranationals (Identified cost $1,435,511)			1,326,347

Description	Shares	Value

Short-Term Investment | 0.3%
State Street Institutional Treasury Money Market Fund (Identified cost $945,135)	945,135	$945,135

Total Investments | 96.0% (Identified cost $260,748,687) (b), (f)		275,729,934

Description	Number of Contracts	Value

Purchased Options | 0.5%
MXN vs JPY February 13 6.35 Call, Expires 02/01/13	1,100,000	$502,077
USD vs BRL February 13 2.05 Put, Expires 02/07/13	43,500	41,760
USD vs BRL February 13 2.05 Put, Expires 02/08/13	43,500	42,630
USD vs CLP February 13 470.00 Put, Expires 02/11/13	174,000	40,020
USD vs CLP February 13 475.00 Put, Expires 02/21/13	44,000	24,200
USD vs INR January 13 55.00 Put, Expires 01/31/13	75,000	84,000
USD vs INR February 13 55.00 Put, Expires 02/01/13	37,500	42,375
USD vs INR February 13 55.00 Put, Expires 02/15/13	87,000	107,880
USD vs MXN January 13 12.50 Put, Expires 01/10/13	90,000	5,400
USD vs MXN January 13 12.95 Put, Expires 01/18/13	100,000	128,000
USD vs MXN January 13 12.50 Put, Expires 01/24/13	45,000	6,300
USD vs MXN January 13 12.50 Put, Expires 01/25/13	78,000	11,700
USD vs MXN February 13 12.50 Put, Expires 02/01/13	72,000	14,400
USD vs MXN February 13 12.75 Put, Expires 02/11/13	87,000	71,340
USD vs PLN February 13 3.10 Put, Expires 02/12/13	43,500	63,075
USD vs PLN February 13 3.10 Put, Expires 02/15/13	43,500	$65,250
USD vs SGD January 18 1.22 Put, Expires 01/18/13	260,000	44,200
USD vs SGD February 13 1.22 Put, Expires 02/19/13	260,000	96,200

Total Purchased Options (Identified cost $1,257,174)		1,390,807

Total Investments and Purchased Options | 96.5% (Identified cost $262,005,861)		$277,120,741

Cash and Other Assets in Excess of Liabilities | 3.5%		10,180,132

Net Assets | 100.0%		$287,300,873

The accompanying notes are an integral part of these financial statements.

Annual Report  87

Lazard Emerging Markets Debt Portfolio (continued)

Forward Currency Contracts open at December 31, 2012:

Currency	Counterparty	Expiration Date	Foreign Currency Amount	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation	Unrealized Depreciation

Forward Currency Purchase Contracts
BRL	BRC	01/03/13	3,280,620	$1,573,854	$1,602,256	$28,402	$—
BRL	BRC	01/03/13	3,280,620	1,562,795	1,602,256	39,461	—
BRL	BRC	01/03/13	4,374,159	2,073,749	2,136,341	62,592	—
BRL	BRC	02/04/13	3,600,000	1,747,318	1,750,845	3,527	—
BRL	BRC	02/04/13	4,300,000	2,085,051	2,091,287	6,236	—
BRL	HSB	01/03/13	3,280,620	1,562,423	1,602,256	39,833	—
BRL	HSB	01/03/13	4,374,159	2,073,258	2,136,342	63,084	—
BRL	HSB	01/03/13	5,066,487	2,479,318	2,474,474	—	4,844
BRL	HSB	02/04/13	4,300,000	2,085,152	2,091,287	6,135	—
BRL	HSB	02/04/13	8,421,266	4,083,038	4,095,648	12,610	—
BRL	JPM	01/03/13	2,862,094	1,400,584	1,397,848	—	2,736
BRL	SSB	01/03/13	3,280,620	1,569,487	1,602,256	32,769	—
BRL	UBS	01/03/13	3,280,620	1,563,465	1,602,256	38,791	—
BRL	UBS	01/03/13	3,280,620	1,573,439	1,602,257	28,818	—
BRL	UBS	01/03/13	4,374,159	2,073,258	2,136,342	63,084	—
BRL	UBS	02/04/13	3,600,000	1,747,318	1,750,845	3,527	—
CLP	HSB	01/22/13	714,225,000	1,500,000	1,487,978	—	12,022
CRC	CIT	03/27/13	264,220,800	480,000	511,812	31,812	—
HUF	BRC	01/07/13	40,945,000	184,524	185,403	879	—
JPY	BRC	01/04/13	448,700,200	5,210,797	5,179,202	—	31,595
NGN	JPM	03/14/13	73,000,000	452,994	457,270	4,276	—
PLN	BRC	01/18/13	8,469,666	2,721,614	2,732,136	10,522	—
PLN	JPM	01/18/13	2,441,790	785,344	787,671	2,327	—
RUB	BRC	01/14/13	45,058,045	1,461,500	1,472,141	10,641	—
RUB	BRC	01/14/13	59,308,060	1,907,686	1,937,718	30,032	—
RUB	BRC	01/14/13	59,308,060	1,911,991	1,937,718	25,727	—
RUB	JPM	01/09/13	93,337,500	3,000,000	3,052,282	52,282	—
RUB	JPM	01/14/13	45,014,200	1,461,500	1,470,708	9,208	—
RUB	JPM	01/14/13	66,966,488	2,152,917	2,187,935	35,018	—
RUB	JPM	01/14/13	66,966,488	2,159,687	2,187,935	28,248	—
RUB	JPM	01/14/13	93,337,500	3,023,370	3,049,531	26,161	—
RUB	UBS	01/14/13	20,291,673	652,150	662,971	10,821	—
RUB	UBS	01/14/13	20,291,673	652,423	662,971	10,548	—
UYU	JPM	04/09/13	9,531,000	450,000	485,805	35,805	—
ZMK	BRC	06/21/13	1,808,400,000	330,000	332,653	2,653	—
ZMK	BRC	09/17/13	3,637,624,300	670,000	653,441	—	16,559
ZMK	BRC	12/17/13	2,900,000,000	500,000	507,173	7,173	—

Total Forward Currency Purchase Contracts				$62,922,004	$63,617,250	$763,002	$67,756

The accompanying notes are an integral part of these financial statements.

88  Annual Report

Lazard Emerging Markets Debt Portfolio (continued)

Forward Currency Contracts open at December 31, 2012 (concluded):

Currency	Counterparty	Expiration Date	Foreign Currency Amount	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation	Unrealized Depreciation

Forward Currency Sale Contracts
BRL	BRC	01/03/13	173,305	$84,808	$84,642	$166	$—
BRL	BRC	01/03/13	2,862,094	1,351,000	1,397,848	—	46,848
BRL	BRC	01/03/13	3,600,000	1,754,814	1,758,242	—	3,428
BRL	BRC	01/03/13	4,300,000	2,093,476	2,100,122	—	6,646
BRL	HSB	01/03/13	4,300,000	2,093,476	2,100,122	—	6,646
BRL	HSB	01/03/13	8,421,266	4,097,939	4,112,950	—	15,011
BRL	JPM	01/03/13	2,862,094	1,351,000	1,397,848	—	46,848
BRL	UBS	01/03/13	2,860,743	1,351,000	1,397,188	—	46,188
BRL	UBS	01/03/13	3,600,000	1,754,814	1,758,242	—	3,428
BRL	UBS	01/03/13	4,474,656	2,189,702	2,185,424	4,278	—
CRC	CIT	03/27/13	264,220,800	491,693	511,812	—	20,119
EUR	JPM	01/14/13	629,296	832,857	830,717	2,140	—
HUF	JPM	01/07/13	94,516,145	435,960	427,980	7,980	—
HUF	JPM	01/07/13	298,182,319	1,374,682	1,350,203	24,479	—
JPY	JPM	01/04/13	448,700,200	5,375,973	5,179,203	196,770	—
PLN	BRC	01/18/13	6,172,600	2,000,000	1,991,151	8,849	—
RUB	JPM	01/09/13	93,337,500	3,025,527	3,052,282	—	26,755
TRY	BRC	01/10/13	7,066,601	3,932,334	3,957,043	—	24,709
TRY	UBS	01/10/13	7,066,601	3,928,836	3,957,043	—	28,207
ZAR	JPM	01/18/13	35,173,839	4,061,644	4,140,496	—	78,852

Total Forward Currency Sale Contracts				$43,581,535	$43,690,558	244,662	353,685

Gross unrealized appreciation/depreciation on Forward Currency Purchase and Sale Contracts						$1,007,664	$421,441

Written Option open at December 31, 2012:

Description	Number of Contracts	Strike Price	Expiration Date	Premium	Value

MXN vs JPY February 13 6.55 Call	1,100,000	6.55	02/01/13	$58,223	$291,035

The accompanying notes are an integral part of these financial statements.

Annual Report  89

Lazard Emerging Markets Debt Portfolio (concluded)

Interest Rate Swap Agreements open at December 31, 2012:

Currency	Counterparty	Notional Amount	Expiration Date	Receive (Pay) Rate	Variable Rate	Unrealized Appreciation	Unrealized Depreciation

BRL	BRC	2,955,711	01/04/16	8.18%	Brazil Cetip Interbank Deposit Rate	$416	$—
BRL	BRC	2,047,641	01/02/17	(1.00%)	Brazil Cetip Interbank Deposit Rate	26,741	—
BRL	BRC	2,898,000	01/02/17	8.33%	Brazil Cetip Interbank Deposit Rate	—	4,693
BRL	BRC	3,583,753	01/02/17	8.34%	Brazil Cetip Interbank Deposit Rate	—	2,506
BRL	BRC	951,237	01/04/21	9.24%	Brazil Cetip Interbank Deposit Rate	7,209	—
BRL	JPM	2,203,000	01/02/17	7.83%	Brazil Cetip Interbank Deposit Rate	29,715	—
BRL	JPM	1,189,001	01/04/21	7.83%	Brazil Cetip Interbank Deposit Rate	20,178	—
MXN	BRC	93,000,000	12/15/17	5.35%	Mexico Interbank TIIE 28 Day	12,053	—
RUB	BRC	60,000,000	01/17/17	8.23%	MosPrime 3 Months Rate	59,212	—
USD	BRC	6,600,000	12/24/17	(0.89%)	3 Month Libor	—	16,382
ZAR	BRC	15,200,000	10/16/17	5.78%	South Africa Johannesburg Interbank Agreed Rate 3 Month	3,721	—

Gross unrealized appreciation/depreciation on Swap Agreements						$159,245	$23,581

The accompanying notes are an integral part of these financial statements.

90  Annual Report

Description	Shares	Value

Lazard U.S. Realty Income Portfolio

Common Stocks | 5.9%

Real Estate | 5.9%
Colony Financial, Inc.	164,015	$3,198,293
Starwood Property Trust, Inc.	135,936	3,121,091

Total Common Stocks (Identified cost $5,366,362)		6,319,384

Preferred Stocks | 30.9%

Real Estate | 30.9%
Apollo Commercial Real Estate Finance, Inc., Series A, 8.625%	60,000	1,569,000
Ashford Hospitality Trust, Inc.:
Series A, 8.550%	35,163	887,162
Series D, 8.450%	61,782	1,553,817
CapLease, Inc., Series A, 8.125%	34,755	869,918
CBL & Associates Properties, Inc., Series E, 6.625%	60,000	1,497,600
Cedar Realty Trust, Inc., Series B, 7.250%	34,404	841,178
CommonWealth REIT, Series E, 7.250%	38,100	960,882
Coresite Realty Corp., Series A, 7.250%	50,000	1,260,500
DDR Corp. Series J, 6.500%	16,900	413,374
DuPont Fabros Technology, Inc., Series B, 7.625%	13,060	348,310
EPR Properties, Series F, 6.625%	38,333	942,992
First Industrial Realty Trust, Inc., Series K, 7.250%	58,630	1,465,750
First Potomac Realty Trust, Series A, 7.750%	8,710	223,586
Glimcher Realty Trust, Series G, 8.125%	72,826	1,833,030

Description	Shares	Value

Hersha Hospitality Trust, Series B, 8.000%	43,018	$1,081,903
Kilroy Realty Corp., Series H, 6.375%	16,900	424,021
Kimco Realty Corp., Series J, 5.500%	17,000	422,450
Kite Realty Group Trust, Series A, 8.250%	40,530	1,039,594
NorthStar Realty Finance Corp., Series A, 8.750%	72,886	1,792,996
Parkway Properties, Inc., Series D, 8.000%	32,606	815,476
Pennsylvania Real Estate Investment Trust:
Series A, 8.250%	60,000	1,576,800
Series B, 7.375%	33,694	852,795
Prologis, Inc., Series R, 6.750%	18,800	474,700
PS Business Parks, Inc., Series U, 5.750%	16,900	422,500
Retail Properties of America, Inc., 7.000%	60,000	1,479,000
STAG Industrial, Inc., Series A, 9.000%	3,800	101,688
Strategic Hotels & Resorts, Inc., Series C, 8.250%	37,800	921,942
Sun Communities, Inc., Series A, 7.125%	85,000	2,127,550
Sunstone Hotel Investors, Inc., Series A, 8.000%	91,406	2,267,783
Vornado Realty Trust, Series K, 5.700%	21,864	558,188
Weingarten Realty Investors, Series F, 6.500%	38,000	948,480
Winthrop Realty Trust:
7.750%	25,000	646,250
Series D, 9.250%	20,000	528,800

Total Preferred Stocks (Identified cost $32,382,485)		33,150,015

The accompanying notes are an integral part of these financial statements.

Annual Report  91

Description	Shares	Value

Lazard U.S. Realty Income Portfolio (concluded)

Real Estate Investment Trusts | 54.5%
Agree Realty Corp.	53,911	$1,444,276
Apollo Commercial Real Estate Finance, Inc.	260,010	4,219,962
Associated Estates Realty Corp.	282,135	4,548,016
Campus Crest Communities, Inc.	343,690	4,213,639
CommonWealth REIT	232,152	3,677,288
Digital Realty Trust, Inc.	55,400	3,761,106
Dynex Capital, Inc.	339,720	3,206,957
EPR Properties	82,055	3,783,556
First Potomac Realty Trust	247,826	3,063,129
Hersha Hospitality Trust	543,000	2,715,000
Highwoods Properties, Inc.	75,500	2,525,475
Kite Realty Group Trust	154,289	862,475
LTC Properties, Inc.	40,200	1,414,638
Medical Properties Trust, Inc.	206,241	2,466,642
Mission West Properties, Inc.	64,500	587,595
Plum Creek Timber Co., Inc.	59,450	2,637,796
Realty Income Corp.	23,300	936,893
Sabra Health Care REIT, Inc.	65,469	1,421,987
Select Income REIT	24,500	606,865

Description	Shares	Value

Silver Bay Realty Trust Corp.	75,000	$1,412,250
Spirit Realty Capital, Inc.	60,000	1,066,800
STAG Industrial, Inc.	131,980	2,371,681
Sun Communities, Inc.	100,357	4,003,241
Whitestone REIT	98,675	1,386,384
Winthrop Realty Trust	22,880	252,824

Total Real Estate Investment Trusts (Identified cost $54,723,975)		58,586,475

Short-Term Investment | 6.6%
State Street Institutional Treasury Money Market Fund (Identified cost $7,119,345)	7,119,345	7,119,345

Total Investments | 97.9%
(Identified cost $99,592,167) (b)		$105,175,219

Cash and Other Assets in Excess of Liabilities | 2.1%		2,242,303

Net Assets | 100.0%		$107,417,522

The accompanying notes are an integral part of these financial statements.

92  Annual Report

Description	Shares	Value

Lazard U.S. Realty Equity Portfolio

Common Stocks | 7.7%

Leisure & Entertainment | 4.2%
Marriott International, Inc., Class A	13,258	$494,126
Starwood Hotels & Resorts Worldwide, Inc.	41,986	2,408,317

		2,902,443

Real Estate | 3.5%
Colony Financial, Inc.	70,812	1,380,834
Jones Lang LaSalle, Inc.	11,200	940,128

		2,320,962

Total Common Stocks (Identified cost $4,748,737)		5,223,405

Real Estate Investment Trusts | 88.4%
American Tower Corp.	60,196	4,651,345
Apartment Investment & Management Co., Class A	72,744	1,968,453
Associated Estates Realty Corp.	126,696	2,042,340
AvalonBay Communities, Inc.	10,707	1,451,762
Boston Properties, Inc.	20,744	2,194,923
Cedar Realty Trust, Inc.	105,847	558,872
DDR Corp.	62,438	977,779
Digital Realty Trust, Inc.	52,667	3,575,563
Douglas Emmett, Inc.	17,101	398,453
Equity Lifestyle Properties, Inc.	33,455	2,251,187
Equity Residential	42,508	2,408,928
Essex Property Trust, Inc.	21,563	3,162,214
Extra Space Storage, Inc.	13,900	505,821
First Potomac Realty Trust	103,178	1,275,280

Description	Shares	Value

General Growth Properties, Inc.	114,738	$2,277,549
HCP, Inc.	45,300	2,046,654
Health Care REIT, Inc.	29,900	1,832,571
Pebblebrook Hotel Trust	79,079	1,826,725
Plum Creek Timber Co., Inc.	20,000	887,400
Prologis, Inc.	37,292	1,360,785
Public Storage	19,449	2,819,327
Rayonier, Inc.	23,400	1,212,822
Retail Opportunity Investments Corp.	152,284	1,958,372
Silver Bay Realty Trust Corp.	51,000	960,330
Simon Property Group, Inc.	40,007	6,324,707
SL Green Realty Corp.	26,928	2,064,031
Sunstone Hotel Investors, Inc. (a)	63,019	674,933
The Macerich Co.	31,000	1,807,300
Ventas, Inc.	39,624	2,564,465
Weyerhaeuser Co.	82,300	2,289,586

Total Real Estate Investment Trusts (Identified cost $58,319,779)		60,330,477

Short-Term Investment | 3.0%
State Street Institutional Treasury Money Market Fund (Identified cost $2,013,852)	2,013,852	2,013,852

Total Investments | 99.1%
(Identified cost $65,082,368) (b)		$67,567,734

Cash and Other Assets in Excess of Liabilities | 0.9%		613,650

Net Assets | 100.0%		$68,181,384

The accompanying notes are an integral part of these financial statements.

Annual Report  93

Description	Shares	Value

Lazard International Realty Equity Portfolio

Common Stocks | 62.2%

Australia | 2.4%
Goodman Group	26,717	$121,546

Brazil | 6.5%
Aliansce Shopping Centers SA	5,900	71,133
BR Properties SA	6,100	75,952
Gafisa SA (a)	20,400	47,605
Multiplan Empreendimentos Imobiliarios SA	2,300	67,882
PDG Realty SA Empreendimentos e Participacoes	25,500	42,156
Rossi Residencial SA	9,300	21,081

		325,809

Canada | 0.9%
First Capital Realty, Inc.	2,500	47,300

China | 8.9%
China Overseas Land & Investment, Ltd.	56,000	169,633
Longfor Properties Co., Ltd.	85,000	168,550
Shimao Property Holdings, Ltd.	10,000	19,308
Shui On Land, Ltd.	67,500	32,812
Soho China, Ltd.	65,000	52,507

		442,810

Hong Kong | 15.8%
Cheung Kong Holdings, Ltd.	13,000	201,225
Great Eagle Holdings, Ltd.	23,373	77,982
Sun Hung Kai Properties, Ltd.	14,000	212,032
The Wharf Holdings, Ltd.	38,000	300,917

		792,156

Japan | 16.8%
Daito Trust Construction Co., Ltd.	400	37,641
Mitsubishi Estate Co., Ltd.	13,000	310,782
Mitsui Fudosan Co., Ltd.	12,000	293,173
Sumitomo Realty & Development Co., Ltd.	6,000	199,363

		840,959

Luxembourg | 2.7%
GAGFAH SA (a)	11,533	134,952

Norway | 2.0%
Norwegian Property ASA	66,100	101,820

Description	Shares	Value

Singapore | 2.5%
CapitaLand, Ltd.	40,000	$122,712

United Kingdom | 1.5%
Capital & Counties Properties PLC	18,391	72,480

United States | 2.2%
Starwood Hotels & Resorts Worldwide, Inc.	1,880	107,837

Total Common Stocks (Identified cost $2,462,642)		3,110,381

Open-End Management Investment Company | 1.7%

Canada | 1.7%
Calloway Real Estate Investment Trust (Identified cost $84,026)	2,900	84,402

Real Estate Investment Trusts | 35.4%

Australia | 10.2%
Investa Office Fund	26,503	82,618
Westfield Group REIT	31,374	346,192
Westfield Retail Trust	26,580	83,655

		512,465

Brazil | 0.4%
Cyrela Commercial Properties SA Empreendimentos e Participacoes	1,800	21,845

Canada | 3.3%
Allied Properties Real Estate Investment Trust	2,200	72,987
Boardwalk Real Estate Investment Trust	1,404	91,083

		164,070

France | 6.4%
Fonciere des Regions	1,351	113,226
Unibail-Rodamco SE	836	204,659

		317,885

Italy | 2.8%
Beni Stabili SpA	239,182	141,323

Japan | 2.2%
Japan Logistics Fund, Inc.	5	43,404
Japan Retail Fund Investment Corp.	20	36,686
Nippon Building Fund, Inc.	3	30,931

		111,021

The accompanying notes are an integral part of these financial statements.

94  Annual Report

Description	Shares	Value

Lazard International Realty Equity Portfolio (concluded)

Singapore | 3.6%
CDL Hospitality Trusts	45,000	$69,550
Frasers Centrepoint Trust	68,000	111,290

		180,840

United Kingdom | 6.5%
British Land Co. PLC	6,724	62,512
Derwent London PLC	2,621	90,113
Hammerson PLC	5,837	47,029
SEGRO PLC	30,509	125,098

		324,752

Total Real Estate Investment Trusts (Identified cost $1,513,154)		1,774,201

Description	Shares	Value

Short-Term Investment | 0.5%
State Street Institutional Treasury Money Market Fund (Identified cost $27,309)	27,309	$27,309

Total Investments | 99.8%
(Identified cost $4,087,131) (b)		$4,996,293

Cash and Other Assets in Excess of Liabilities | 0.2%		9,949

Net Assets | 100.0%		$5,006,242

The accompanying notes are an integral part of these financial statements.

Annual Report  95

Description	Principal Amount (000)	Value

Lazard U.S. High Yield Portfolio

Corporate Bonds | 94.6%

Aerospace & Defense | 1.8%
Bombardier, Inc., 7.750%, 03/15/20 (e)	$1,600	$1,816,000
Huntington Ingalls Industries, Inc., 6.875%, 03/15/18	1,500	1,631,250

		3,447,250

Apparel & Textiles | 1.6%
Jones Group, Inc., 6.875%, 03/15/19	1,500	1,560,000
Levi Strauss & Co., 7.625%, 05/15/20	1,300	1,417,000

		2,977,000

Automotive | 4.3%
Chrysler Group LLC, 8.250%, 06/15/21	1,400	1,540,000
Dana Holding Corp., 6.500%, 02/15/19	1,500	1,601,250
Meritor, Inc., 8.125%, 09/15/15	215	226,288
Schaeffler Finance BV:
7.750%, 02/15/17 (e)	250	277,500
8.500%, 02/15/19 (e)	250	282,500
The Goodyear Tire & Rubber Co., 8.250%, 08/15/20	1,775	1,948,062
Tomkins LLC, 9.000%, 10/01/18	1,037	1,161,440
TRW Automotive, Inc., 8.875%, 12/01/17 (e)	1,000	1,100,000

		8,137,040

Building Materials | 4.8%
Griffon Corp., 7.125%, 04/01/18	1,705	1,807,300
HD Supply, Inc., 8.125%, 04/15/19 (e)	1,400	1,596,000
Legrand France SA, 8.500%, 02/15/25	925	1,226,895
Masco Corp., 6.125%, 10/03/16	1,500	1,656,813

Description	Principal Amount (000)	Value

Owens Corning, Inc., 9.000%, 06/15/19	$123	$153,716
USG Corp., 9.750%, 01/15/18	675	764,437
Vulcan Materials Co., 6.500%, 12/01/16	1,600	1,764,000

		8,969,161

Cable Television | 4.7%
Cablevision Systems Corp., 7.750%, 04/15/18	1,500	1,668,750
CCO Holdings LLC, 7.875%, 04/30/18	1,500	1,614,375
Cequel Communications Holdings I LLC, 6.375%, 09/15/20 (e)	1,800	1,874,250
DISH DBS Corp., 7.125%, 02/01/16	775	868,000
Mediacom LLC, 9.125%, 08/15/19	175	193,813
Nara Cable Funding, Ltd., 8.875%, 12/01/18 (e)	1,075	1,093,812
Unitymedia Hessen GmbH & Co. KG, 7.500%, 03/15/19 (e)	1,400	1,540,000

		8,853,000

Chemicals | 2.1%
Ineos Finance PLC, 7.500%, 05/01/20 (e)	1,400	1,466,500
Mosaic Global Holdings, Inc., 7.300%, 01/15/28	775	1,012,803
Tronox Finance LLC, 6.375%, 08/15/20 (e)	1,400	1,414,000

		3,893,303

Computer Services | 1.4%
First Data Corp.:
8.875%, 08/15/20 (e)	850	926,500
6.750%, 11/01/20 (e)	400	404,000
iGATE Corp., 9.000%, 05/01/16	1,200	1,300,500

		2,631,000

Diversified | 0.6%
Amsted Industries, Inc., 8.125%, 03/15/18 (e)	1,100	1,177,000

The accompanying notes are an integral part of these financial statements.

96  Annual Report

Description	Principal Amount (000)	Value

Lazard U.S. High Yield Portfolio (continued)

Electric Generation | 2.3%
AES Corp., 8.000%, 10/15/17	$1,472	$1,700,160
Calpine Corp., 7.875%, 07/31/20 (e)	1,035	1,161,788
GenOn Energy, Inc.:
9.500%, 10/15/18	225	265,500
9.875%, 10/15/20	475	548,625
NRG Energy, Inc., 8.250%, 09/01/20	525	588,000

		4,264,073

Electronics | 1.3%
Amkor Technologies, Inc., 6.625%, 06/01/21	1,400	1,396,500
Freescale Semiconductor, Inc.:
8.875%, 12/15/14	25	25,219
9.250%, 04/15/18 (e)	900	983,250

		2,404,969

Energy Exploration & Production | 3.5%
Chesapeake Energy Corp., 9.500%, 02/15/15	1,400	1,582,000
Denbury Resources, Inc., 9.750%, 03/01/16	590	625,400
Linn Energy LLC, 6.500%, 05/15/19	1,750	1,767,500
Plains Exploration & Production Co., 6.500%, 11/15/20	1,400	1,550,500
Samson Investment Co., 9.750%, 02/15/20 (e)	1,000	1,057,500

		6,582,900

Energy Services | 3.2%
Cie Generale de Geophysique-Veritas, 7.750%, 05/15/17	1,765	1,835,600
Citgo Petroleum Corp., 11.500%, 07/01/17 (e)	1,250	1,443,750
Expro Finance Luxembourg SCA, 8.500%, 12/15/16 (e)	429	448,305
Frac Tech Services, Inc., 8.125%, 11/15/18 (e)	727	750,627
Offshore Group Investments, Ltd., 11.500%, 08/01/15	451	491,590
PBF Holding Co., LLC, 8.250%, 02/15/20 (e)	900	969,750

		5,939,622

Description	Principal Amount (000)	Value

Financial Services | 1.8%

Icahn Enterprises LP:
7.750%, 01/15/16	$500	$518,125
8.000%, 01/15/18	1,100	1,181,125
International Lease Finance Corp.:
8.625%, 09/15/15	500	561,875
5.750%, 05/15/16	500	527,045
8.750%, 03/15/17	500	577,500

		3,365,670

Food & Beverages | 2.4%
Constellation Brands, Inc., 7.250%, 05/15/17	950	1,118,625
Del Monte Corp., 7.625%, 02/15/19	1,500	1,563,750
Post Holdings, Inc., 7.375%, 02/15/22 (e)	1,650	1,807,781

		4,490,156

Forest & Paper Products | 0.8%
Resolute Forest Products, 10.250%, 10/15/18	590	675,550
Smurfit Kappa Treasury Funding, Ltd., 7.500%, 11/20/25	750	785,625

		1,461,175

Gaming | 4.4%
Boyd Gaming Corp., 9.125%, 12/01/18	1,350	1,377,000
Marina District Finance Co., Inc.:
9.500%, 10/15/15	500	485,000
9.875%, 08/15/18	500	480,000
MGM Resorts International, 7.625%, 01/15/17	750	802,500
Penn National Gaming, Inc., 8.750%, 08/15/19	825	940,500
Pinnacle Entertainment, Inc., 8.625%, 08/01/17	800	859,000
Scientific Games Corp., 8.125%, 09/15/18	350	385,000
Scientific Games International, Inc.:
9.250%, 06/15/19	250	278,125
6.250%, 09/01/20 (e)	850	877,625
Wynn Las Vegas LLC:
7.875%, 11/01/17	500	542,500
7.750%, 08/15/20	1,050	1,197,000

		8,224,250

The accompanying notes are an integral part of these financial statements.

Annual Report  97

Description	Principal Amount (000)	Value

Lazard U.S. High Yield Portfolio (continued)

Gas Distribution | 5.5%
Copano Energy LLC, 7.750%, 06/01/18	$1,600	$1,686,000
El Paso Corp., 7.000%, 06/15/17	650	742,520
Energy Transfer Equity LP, 7.500%, 10/15/20	1,250	1,443,750
Ferrellgas Partners LP:
8.625%, 06/15/20	520	520,000
6.500%, 05/01/21	500	495,000
NGPL PipeCo LLC, 7.119%, 12/15/17 (e)	1,430	1,558,700
Niska Gas Storage US LLC, 8.875%, 03/15/18	750	770,625
Rockies Express Pipeline LLC, 6.850%, 07/15/18 (e)	1,450	1,515,250
Suburban Propane Partners LP, 7.500%, 10/01/18	1,329	1,431,997

		10,163,842

Health Services | 7.2%
Apria Healthcare Group, Inc., 11.250%, 11/01/14	550	568,563
Biomet, Inc., 6.500%, 08/01/20 (e)	1,750	1,859,375
Community Health Systems, Inc., 8.000%, 11/15/19	1,400	1,515,500
Fresenius US Finance II, Inc., 9.000%, 07/15/15 (e)	525	605,062
Grifols, Inc., 8.250%, 02/01/18	1,525	1,679,406
HCA, Inc., 8.000%, 10/01/18	1,600	1,852,000
Health Management Associates, Inc., 6.125%, 04/15/16	1,000	1,080,000
Service Corp. International, 6.750%, 04/01/16	750	840,000
Tenet Healthcare Corp.:
8.875%, 07/01/19	1,000	1,120,000
4.750%, 06/01/20 (e)	700	710,500
Vanguard Health Holding Co., LLC, 8.000%, 02/01/18	1,500	1,552,500

		13,382,906

Description	Principal Amount (000)	Value

Leisure & Entertainment | 1.4%
AMC Entertainment, Inc., 8.750%, 06/01/19	$950	$1,052,125
Cedar Fair LP, 9.125%, 08/01/18	225	253,125
Live Nation Entertainment, Inc., 8.125%, 05/15/18 (e)	135	145,463
Royal Caribbean Cruises, Ltd., 7.250%, 06/15/16	330	372,900
Speedway Motorsports, Inc., 8.750%, 06/01/16	826	882,787

		2,706,400

Machinery | 1.4%
Case New Holland, Inc., 7.750%, 09/01/13	200	208,000
Terex Corp., 6.500%, 04/01/20	1,200	1,272,000
The Manitowoc Co., Inc., 8.500%, 11/01/20	1,000	1,122,500

		2,602,500

Media | 3.4%
Clear Channel Worldwide Holdings, Inc., 6.500%, 11/15/22 (e)	1,750	1,815,625
Lamar Media Corp., 7.875%, 04/15/18	1,000	1,105,000
LIN Television Corp., 8.375%, 04/15/18	1,400	1,533,000
WMG Acquisition Corp., 6.000%, 01/15/21 (e)	1,800	1,899,000

		6,352,625

Metals & Mining | 4.7%
Aleris International, Inc., 7.625%, 02/15/18	1,175	1,195,563
Alpha Natural Resources, Inc., 6.000%, 06/01/19	1,250	1,150,000
Arch Coal, Inc., 7.000%, 06/15/19	1,651	1,535,430
Calcipar SA, 6.875%, 05/01/18 (e)	1,350	1,377,000
FMG Resources (August 2006) Property, Ltd., 7.000%, 11/01/15 (e)	1,800	1,890,000
Inmet Mining Corp., 8.750%, 06/01/20 (e)	1,500	1,638,750

		8,786,743

The accompanying notes are an integral part of these financial statements.

98  Annual Report

Description	Principal Amount (000)	Value

Lazard U.S. High Yield Portfolio (continued)

Packaging | 2.7%
Ardagh Packaging Finance PLC, 7.375%, 10/15/17 (e)	$1,350	$1,466,437
Reynolds Group Issuer, Inc., 5.750%, 10/15/20 (e)	1,500	1,548,750
Sealed Air Corp., 8.125%, 09/15/19 (e)	1,775	1,996,875

		5,012,062

Pharmaceutical & Biotechnology | 2.4%
Mylan, Inc.:
7.625%, 07/15/17 (e)	400	449,547
7.875%, 07/15/20 (e)	650	768,145
Valeant Pharmaceuticals International, Inc., 6.500%, 07/15/16 (e)	1,500	1,576,875
Warner Chilcott Co., LLC, 7.750%, 09/15/18	1,575	1,677,375

		4,471,942

Printing & Publishing | 2.4%
Gannett Co., Inc., 7.125%, 09/01/18	1,676	1,828,935
R.R. Donnelley & Sons Co., 7.250%, 05/15/18	1,600	1,544,000
The McClatchy Co., 9.000%, 12/15/22 (e)	1,100	1,123,375

		4,496,310

Real Estate | 2.0%
CB Richard Ellis Services, Inc., 11.625%, 06/15/17	975	1,072,500
CNL Lifestyle Properties, Inc., 7.250%, 04/15/19	1,600	1,528,000
DuPont Fabros Technology LP, 8.500%, 12/15/17	1,000	1,092,500
Forest City Enterprises, Inc., 7.625%, 06/01/15	142	142,000

		3,835,000

Description	Principal Amount (000)	Value

Retail | 3.5%

Ingles Markets, Inc., 8.875%, 05/15/17	$1,238	$1,320,017
JC Penney Corp., Inc., 5.650%, 06/01/20	1,325	1,149,438
Mead Products LLC, 6.750%, 04/30/20 (e)	1,750	1,837,500
QVC, Inc., 7.500%, 10/01/19 (e)	1,000	1,103,319
Sears Holdings Corp., 6.625%, 10/15/18	675	614,250
SuperValu, Inc., 8.000%, 05/01/16	550	523,875

		6,548,399

Steel-Producers | 3.2%
AK Steel Corp., 7.625%, 05/15/20	1,400	1,218,000
ArcelorMittal, 6.000%, 03/01/21	1,400	1,395,986
Steel Dynamics, Inc., 6.125%, 08/15/19 (e)	1,800	1,908,000
United States Steel Corp., 6.050%, 06/01/17	1,475	1,545,063

		6,067,049

Support Services | 4.5%
Algeco Scotsman Global Finance PLC, 8.500%, 10/15/18 (e)	1,250	1,293,750
Avis Budget Car Rental LLC, 9.625%, 03/15/18	835	931,025
Carlson Wagonlit BV, 6.875%, 06/15/19 (e)	1,300	1,371,500
Hertz Corp., 7.500%, 10/15/18	1,000	1,105,000
Iron Mountain, Inc., 8.000%, 06/15/20	1,600	1,692,000
United Rentals North America, Inc.:
9.250%, 12/15/19	1,000	1,140,000
7.375%, 05/15/20 (e)	750	823,125

		8,356,400

The accompanying notes are an integral part of these financial statements.

Annual Report  99

Description	Principal Amount (000)	Value

Lazard U.S. High Yield Portfolio (concluded)

Technology Hardware | 0.7%
Seagate HDD Cayman, 7.750%, 12/15/18	$1,175	$1,291,031

Telecommunications | 6.4%
Cincinnati Bell, Inc., 8.250%, 10/15/17	1,350	1,454,625
Cricket Communications, Inc., 7.750%, 05/15/16	750	794,063
Equinix, Inc., 8.125%, 03/01/18	1,182	1,303,155
Frontier Communications Corp., 8.125%, 10/01/18	1,500	1,725,000
GCI, Inc., 8.625%, 11/15/19	1,000	1,062,500
Intelsat Jackson Holdings, Ltd., 7.250%, 04/01/19	1,300	1,397,500
Sprint Capital Corp., 6.900%, 05/01/19	1,475	1,607,750
Wind Acquisition Finance SA, 11.750%, 07/15/17 (e)	800	838,000
Windstream Corp., 8.125%, 09/01/18	1,575	1,720,687

		11,903,280

Description	Principal Amount (000)	Value

Transportation | 2.2%

Florida East Coast Railway Corp., 8.125%, 02/01/17	$1,200	$1,272,000
Hapag-Lloyd AG, 9.750%, 10/15/17 (e)	1,075	1,080,375
Teekay Corp., 8.500%, 01/15/20	1,725	1,819,875

		4,172,250

Total Corporate Bonds (Identified cost $166,878,588)		176,966,308

Description	Shares	Value

Short-Term Investment | 4.9%
State Street Institutional Treasury Money Market Fund (Identified cost $9,100,911)	9,100,911	$9,100,911

Total Investments | 99.5% (Identified cost $175,979,499) (b)		$186,067,219

Cash and Other Assets in Excess of Liabilities | 0.5%		930,073

Net Assets | 100.0%		$186,997,292

The accompanying notes are an integral part of these financial statements.

100  Annual Report

Description	Principal Amount (000)	Value

Lazard U.S. Municipal Portfolio

Municipal Bonds | 96.5%

Arizona | 3.1%
Scottsdale Arizona Municipal Property Corp. Excise Tax Revenue, 5.000%, 07/01/19	$500	$614,110

California | 3.4%
California State, 5.000%, 02/01/22	500	611,830
Val Verde California Unified School District School Construction, 5.000%, 01/01/22 (Pre-refunded to 01/01/15 @ $100) (h)	50	54,432

		666,262

Colorado | 6.1%
Colorado State Water Resources & Power Development Authority Wastewater Revenue Revolving Fund Series A, 5.250%, 09/01/14	500	540,820
Denver Colorado City & County Airport Revenue:
Series B, 5.000%, 11/15/21	500	619,440
5.500%, 11/15/33 (Pre-refunded to 11/15/13 @ $100) (h)	50	52,268

		1,212,528

Florida | 8.9%
Florida State Board of Education Public Education Capital Outlay 2011 Series A, 5.000%, 06/01/14	535	569,368
Florida State Board of Governors University System Improvement Revenue, 5.500%, 07/01/20	500	615,910
Orlando Florida Utilities Commission Utility System Revenue, 5.000%, 10/01/19	500	577,855

		1,763,133

Georgia | 1.5%
Valdosta & Lowndes County Georgia Hospital Authority South Medical Center Project Series B, 5.000%, 10/01/21	250	299,448

Description	Principal Amount (000)	Value

Illinois | 12.2%
Chicago Illinois Transit Authority Capital Grant Receipts Revenue Federal Transit Administration 5307 Funds, 5.000%, 06/01/17	$750	$846,225
Illinois State Toll Highway Authority Senior Priority Series A, 5.000%, 01/01/16	600	663,930
Railsplitter Illinois Tobacco Settlement Authority:
4.000%, 06/01/13	350	354,770
4.125%, 06/01/16	500	542,750

		2,407,675

Indiana | 3.4%
Indiana State Health & Educational Facilities Financing Authority Hospital Revenue Clarian Health Obligation Group Series B, 5.000%, 02/15/17	600	670,650

Massachusetts | 2.7%
Lowell Massachusetts State Qualified: 5.000%, 10/15/15	170	175,965
5.000%, 10/15/15 (Pre-Refunded to 10/15/13 @ $100) (h)	130	134,822
Massachusetts State:
Construction Loan Series E, 5.000%, 11/01/24 (Pre-refunded to 11/01/16 @ $100) (h)	50	58,327
Series A, 5.000%, 09/01/14	150	161,367

		530,481

Michigan | 5.7%
Imlay City Michigan Community Schools District, 5.000%, 05/01/18	500	557,405
Michigan State Hospital Finance Authority Trinity Health Series A, 5.250%, 12/01/15	500	562,140

		1,119,545

New Jersey | 2.7%
Essex County New Jersey Improvement Authority Guaranteed Lease County Correctional Series A, 5.000%, 10/01/28 (Pre-refunded to 10/01/13 @ $100) (h)	50	51,763

The accompanying notes are an integral part of these financial statements.

Annual Report  101

Description	Principal Amount (000)	Value

Lazard U.S. Municipal Portfolio (continued)

New Jersey State Educational Facilities Authority Revenue:
Princeton University Series E, 5.000%, 07/01/20 (Pre-refunded to 07/01/13 @ $100) (h)	$50	$51,182
Rowan University Series C, 5.125%, 07/01/28 (Pre-refunded to 07/01/14 @ $100) (h)	50	53,565
New Jersey State Transportation Trust Funding Authority Transportation System:
Series A, 5.625%, 06/15/14 (Escrowed to Maturity) (h)	75	80,785
Series C, 5.250%, 06/15/14 (Escrowed to Maturity) (h)	50	53,586
5.500%, 06/15/24 (Pre-refunded to 06/15/13 @ $100) (h)	50	51,186
Series D, 5.000%, 06/15/16 (Pre-refunded to 06/15/15 @ $100) (h)	25	27,791
New Jersey State Turnpike Authority Series A:
Pre-refunded, 6.000%, 01/01/14 (Escrowed to Maturity) (h)	50	52,825
Refunded, 6.000%, 01/01/14 (Escrowed to Maturity) (h)	50	52,825
New Jersey Tobacco Settlement Financing Corp., 5.000%, 06/01/13 (Escrowed to Maturity) (h)	25	25,491
Newark New Jersey Housing and Port Authority Newark Marine Terminal Rental Revenue, 5.000%, 01/01/37 (Pre-refunded to 01/01/14 @ $100) (h)	25	26,165

		527,164

New York | 17.8%
Metropolitan Transportation Authority New York Dedicated Tax Funding Series A, 4.750%, 04/01/28 (Pre-refunded to 10/01/15 @ $100) (h)	50	55,880

Description	Principal Amount (000)	Value

Metropolitan Transportation Authority New York Transportation Revenue Series C, 5.000%, 11/15/13	$685	$712,147
New York State Dormitory Authority Revenues:
Columbia University Series B, 5.000%, 07/01/16	170	196,127
Court Facilities Lease Westchester Series A, 5.000%, 08/01/15	565	624,591
Insured Student Housing Corp., 5.000%, 07/01/23 (Pre-refunded to 07/01/14 @ $100) (h)	50	53,378
Non State Supported Debt Brooklyn Law School Project Series A, 5.000%, 07/01/20	750	885,795
Non State Supported Debt New York University Hospital Center Series A, 5.000%, 07/01/17	585	668,959
State Personal Income Tax Revenue Education Series A, 5.000%, 03/15/17	100	113,163
New York State Thruway Authority 2nd General Highway & Bridge Trust Fund Series A, 5.000%, 04/01/15	175	192,614

		3,502,654

North Carolina | 3.4%
North Carolina State Eastern Municipal Power Agency Power System Revenue Series A, 5.250%, 01/01/20	595	671,231

Pennsylvania | 9.6%
Pennsylvania State Higher Educational Facilties Authority Revenue Temple University, 5.000%, 04/01/15	400	438,372
Pennsylvania State Turnpike Commission Turnpike Revenue Series B, 5.000%, 12/01/19	730	869,080
Washington County Pennsylvania Industrial Development Authority College Revenue Washington Jefferson College, 5.000%, 11/01/22	500	576,665

		1,884,117

The accompanying notes are an integral part of these financial statements.

102  Annual Report

Description	Principal Amount (000)	Value

Lazard U.S. Municipal Portfolio (concluded)

Tennessee | 1.9%
Metropolitan Government Nashville & Davidson County Tennessee Health & Educational Facilities Board Vanderbilt University Series B, 5.000%, 10/01/18	$315	$382,385

Texas | 10.4%
Houston Texas Airport System Revenue Sub Lien Series B, 5.000%, 07/01/24	350	421,621
North Texas Tollway Authority Revenue System First Tier Series A MBIA-IBC, 6.000%, 01/01/23	340	402,172
Plano Texas Independent School District School Building, 5.000%, 02/15/14 (Pre-refunded to 02/15/13 @ $100) (h)	20	20,110
San Antonio Texas General Improvement, 5.000%, 02/01/19	545	615,278
Texas State Transportation Commission Revenue First Tier:
5.000%, 04/01/19	300	354,645
5.000%, 04/01/20	200	237,152

		2,050,978

Description	Principal Amount (000)	Value

Washington | 2.2%
Washington State Various Purposes Series R-A, 5.000%, 01/01/15	$400	$435,712

Wisconsin | 1.5%
Wisconsin State Health & Educational Facilities Authority Revenue Gundersen Lutheran Series A, 5.000%, 10/15/17	250	285,618

Total Municipal Bonds (Identified cost $18,800,089)		19,023,691

Description	Shares	Value

Short-Term Investment | 2.3%
State Street Institutional Treasury Money Market Fund (Identified cost $460,912)	460,912	$460,912

Total Investments | 98.8% (Identified cost $19,261,001) (b)		$19,484,603

Cash and Other Assets in Excess of Liabilities | 1.2%		245,771

Net Assets | 100.0%		$19,730,374

The accompanying notes are an integral part of these financial statements.

Annual Report  103

Description	Security Currency	Principal Amount (000)	Value

Lazard Global Fixed Income Portfolio

Corporate Bonds | 29.5%

Australia | 2.2%
Commonwealth Bank of Australia:
6.500%, 08/13/13	AUD	10	$10,546
5.750%, 09/23/13	AUD	23	24,232
Telstra Corp., Ltd., 6.250%, 04/15/15	AUD	40	43,985
Westpac Banking Corp., 6.375%, 12/10/13	AUD	25	26,641

			105,404

Brazil | 1.6%
Petrobras International Finance Co., 7.875%, 03/15/19	USD	62	77,443

Canada | 2.7%
Shaw Communications, Inc., 5.650%, 10/01/19	CAD	45	50,974
Suncor Energy, Inc., 6.100%, 06/01/18	USD	25	30,495
Wells Fargo Financial Canada Corp., 2.774%, 02/09/17	CAD	50	51,141

			132,610

Chile | 2.2%
Codelco, Inc., 3.750%, 11/04/20	USD	100	108,132

France | 1.6%
Electricite de France SA, 5.000%, 02/05/18	EUR	50	77,723

Netherlands | 0.9%
BMW Finance NV, 3.375%, 12/14/18	GBP	25	43,221

Norway | 2.4%
Statoil ASA, 6.875%, 03/11/31	GBP	50	116,387

United Kingdom | 5.6%
BG Energy Capital PLC, 5.125%, 12/01/25	GBP	50	95,563

Description	Security Currency	Principal Amount (000)	Value

GKN Holdings PLC, 6.750%, 10/28/19	GBP	10	$18,468
Network Rail Infrastructure Finance PLC, 4.400%, 03/06/16	CAD	150	160,443

			274,474

United States | 10.3%
AES Corp., 7.750%, 10/15/15	USD	20	22,450
Anheuser-Busch InBev Worldwide, Inc., 9.750%, 11/17/15	BRL	100	52,015
Constellation Brands, Inc., 7.250%, 05/15/17	USD	20	23,550
Credit Suisse USA, Inc., 4.875%, 01/15/15	USD	25	26,944
DISH DBS Corp., 7.125%, 02/01/16	USD	20	22,400
Energizer Holdings, Inc., 4.700%, 05/19/21	USD	40	42,869
Fresenius US Finance II, Inc., 9.000%, 07/15/15	USD	10	11,525
General Electric Capital Corp., 5.500%, 02/01/17	NZD	45	39,092
Goldman Sachs Group, Inc., 6.250%, 09/01/17	USD	25	29,490
JPMorgan Chase & Co., 3.875%, 09/23/20	EUR	50	75,097
Marathon Oil Corp., 2.800%, 11/01/22	USD	35	35,217
Masco Corp., 6.125%, 10/03/16	USD	15	16,568
Peabody Energy Corp., 7.375%, 11/01/16	USD	15	17,175
Starbucks Corp., 6.250%, 08/15/17	USD	20	24,057
Valeant Pharmaceuticals International, 6.750%, 10/01/17 (e)	USD	25	27,000
Valero Energy Corp., 6.125%, 02/01/20	USD	30	36,480

			501,929

Total Corporate Bonds (Identified cost $1,409,954)			1,437,323

The accompanying notes are an integral part of these financial statements.

104  Annual Report

Description	Security Currency	Principal Amount (000)	Value

Lazard Global Fixed Income Portfolio (continued)

Foreign Government Obligations | 56.2%

Australia | 3.0%
New South Wales Treasury Corp., 5.000%, 02/25/39	GBP	50	$99,494
Queensland Treasury Corp., 6.250%, 02/21/20	AUD	40	47,318

			146,812

Austria | 1.1%
Republic of Austria, 3.900%, 07/15/20	EUR	35	54,611

Bahamas | 1.7%
Commonwealth of Bahamas, 6.950%, 11/20/29	USD	70	85,400

Belgium | 2.2%
Belgium Kingdom, 5.500%, 03/28/28	EUR	60	108,225

Bermuda | 2.4%
Government of Bermuda, 5.603%, 07/20/20	USD	100	117,610

Brazil | 4.9%
Federal Republic of Brazil:
11.000%, 06/26/17	EUR	30	55,715
12.500%, 01/05/22	BRL	250	182,845

			238,560

Canada | 5.5%
Province of British Columbia, 3.700%, 12/18/20	CAD	45	49,616
Province of Ontario, 6.250%, 06/16/15	NZD	75	66,145
Province of Quebec, 8.500%, 04/01/26	CAD	35	54,824
Province of Saskatchewan, 8.500%, 07/15/22	USD	65	97,927

			268,512

China | 3.3%
China Government Bond, 2.560%, 06/29/17	CNY	1,000	159,830

Description	Security Currency	Principal Amount (000)	Value

Czech Republic | 1.6%
Czech Republic, 5.000%, 06/11/18	EUR	50	$79,010

Denmark | 0.8%
Kommunekredit, 2.000%, 01/01/18	DKK	200	37,116

France | 2.3%
Government of France, 4.250%, 10/25/23	EUR	70	111,168

Mexico | 3.7%
Mexican Bonos, 9.500%, 12/18/14	MXN	1,160	97,677
United Mexican States, 6.750%, 02/06/24	GBP	40	81,346

			179,023

Netherlands | 3.3%
Netherlands Government Bonds:
3.750%, 01/15/23	EUR	65	103,159
2.500%, 01/15/33	EUR	40	55,542

			158,701

New Zealand | 1.7%
Auckland Council, 4.620%, 03/29/16	NZD	100	84,709

Norway | 1.6%
Norwegian Government Bond, 4.500%, 05/22/19	NOK	370	77,623

Peru | 2.1%
Peru Bono Soberano, 7.840%, 08/12/20	PEN	210	103,688

Poland | 6.9%
Poland Government Bonds:
5.750%, 04/25/14	PLN	455	151,880
5.250%, 10/25/17	PLN	310	109,179
Republic of Poland:
3.250%, 05/15/19	CHF	30	36,637
6.375%, 07/15/19	USD	32	39,895

			337,591

The accompanying notes are an integral part of these financial statements.

Annual Report  105

Description	Security Currency	Principal Amount (000)	Value

Lazard Global Fixed Income Portfolio (continued)

Qatar | 2.5%
State of Qatar, 5.250%, 01/20/20	USD	100	$119,500

South Africa | 1.5%
Republic of South Africa, 4.500%, 04/05/16	EUR	50	71,986

Sweden | 3.4%
Kommuninvest I Sverige AB, 2.750%, 08/12/15	SEK	670	106,605
Svensk Exportkredit AB, 7.625%, 06/30/14	NZD	65	56,978

			163,583

Turkey | 0.7%
Turkey Government Bond, 8.000%, 06/04/14	TRY	60	34,541

Total Foreign Government Obligations (Identified cost $2,612,434)			2,737,799

Quasi Government Bonds | 4.7%

Canada | 1.0%
Ontario Electricity Financial Corp., 10.125%, 10/15/21	CAD	30	47,706

Germany | 3.7%
KfW:
2.875%, 10/12/16	NOK	560	103,888
3.375%, 01/18/21	EUR	35	53,593
Landeskreditbank Baden- Wuerttemberg Foerderbank, 3.000%, 05/22/17	NOK	130	23,834

			181,315

Total Quasi Government Bonds (Identified cost $216,179)			229,021

Supranationals | 7.9%
Asian Development Bank:
3.375%, 05/20/14	NOK	250	45,947
2.850%, 10/21/20	CNY	500	79,127

			125,074

Description	Security Currency	Principal Amount (000)	Value

Corporacion Andina de Fomento:
3.750%, 01/15/16	USD	68	$71,761
8.125%, 06/04/19	USD	20	25,747

			97,508

Inter-American Development Bank, 6.000%, 12/15/17	NZD	30	27,595

International Bank for Reconstruction & Development:
2.300%, 02/26/13	KRW	100,000	93,305
7.250%, 10/04/13	TRY	70	39,945

			133,250

Total Supranationals (Identified cost $376,472)			383,427

U.S. Municipal Bonds | 3.6%

Alaska | 1.9%
Alaska State Qualified School Construction Bonds, 5.342%, 08/01/27	USD	75	92,255

Texas | 1.7%
University of Texas Build America Bonds Series B, 6.276%, 08/15/41	USD	70	82,215

Total U.S. Municipal Bonds (Identified cost $177,643)			174,470

Description		Shares	Value

Short-Term Investment | 0.6%
State Street Institutional Treasury Money Market Fund (Identified cost $29,424)		29,424	$29,424

Total Investments | 102.5% (Identified cost $4,822,106) (b), (f)			$4,991,464

Liabilities in Excess of Cash and Other Assets | (2.5)%			(122,723)

Net Assets | 100.0%			$4,868,741

The accompanying notes are an integral part of these financial statements.

106  Annual Report

Lazard Global Fixed Income Portfolio (concluded)

Forward Currency Contracts open at December 31, 2012:

Currency	Counterparty	Expiration Date	Foreign Currency Amount	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation	Unrealized Depreciation

Forward Currency Purchase Contracts
AUD	CAN	02/15/13	51,210	$53,000	$53,010	$10	$—
CHF	HSB	02/15/13	190,680	202,183	208,647	6,464	—
DKK	CSF	02/15/13	997,604	170,368	176,619	6,251	—
EUR	HSB	02/15/13	16,506	21,015	21,795	780	—
EUR	HSB	02/15/13	29,543	39,246	39,009	—	237
EUR	HSB	02/15/13	39,588	50,817	52,274	1,457	—
HKD	SCB	02/15/13	630,681	81,375	81,383	8	—
JPY	HSB	02/15/13	8,198,002	101,130	94,657	—	6,473
JPY	HSB	02/15/13	9,273,000	110,000	107,069	—	2,931
JPY	HSB	02/15/13	65,473,184	824,345	755,977	—	68,368
MXN	HSB	02/15/13	696,776	54,000	53,696	—	304
NZD	JPM	02/15/13	60,751	50,000	50,067	67	—
RUB	HSB	02/06/13	1,616,978	50,590	52,614	2,024	—
SGD	SSB	02/15/13	10,697	8,746	8,756	10	—

Total Forward Currency Purchase Contracts				$1,816,815	$1,755,573	$17,071	$78,313

Forward Currency Sale Contracts
AUD	CAN	02/15/13	18,468	$19,044	$19,116	$—	$72
AUD	CAN	02/15/13	70,093	72,282	72,557	—	275
BRL	CAN	01/15/13	383,669	183,829	187,088	—	3,259
BRL	HSB	01/15/13	122,230	58,500	59,603	—	1,103
CAD	RBC	02/15/13	296,159	295,752	297,472	—	1,720
CHF	HSB	02/15/13	2,853	3,060	3,122	—	62
DKK	CSF	02/15/13	210,311	37,134	37,234	—	100
EUR	HSB	02/15/13	190,487	242,395	251,527	—	9,132
GBP	HSB	02/15/13	69,424	110,202	112,761	—	2,559
KRW	SCB	02/15/13	59,909,960	55,090	55,811	—	721
MXN	HSB	02/15/13	1,187,002	88,813	91,475	—	2,662
NOK	HSB	02/15/13	442,304	76,325	79,458	—	3,133
NOK	HSB	02/15/13	961,035	166,483	172,646	—	6,163
NZD	JPM	02/15/13	331,688	267,754	273,359	—	5,605
PEN	SCB	03/18/13	139,218	54,166	54,348	—	182
PLN	CAN	02/15/13	141,331	42,635	45,459	—	2,824
PLN	HSB	02/15/13	794	240	255	—	15
PLN	HSB	02/15/13	635,303	191,568	204,345	—	12,777
RUB	HSB	01/11/13	1,576,174	49,130	51,525	—	2,395
SEK	CAN	02/15/13	512,582	75,455	78,741	—	3,286

Total Forward Currency Sale Contracts				$2,089,857	$2,147,902	—	58,045

Gross unrealized appreciation/depreciation on Forward Currency Purchase and Sale Contracts						$17,071	$136,358

The accompanying notes are an integral part of these financial statements.

Annual Report   107

Description	Shares	Value

Lazard Capital Allocator Opportunistic Strategies Portfolio

Exchange-Traded Funds | 78.4%
Financial Select Sector SPDR Fund	915,800	$15,019,120
iShares MSCI Italy Index Fund	740,600	9,961,070
iShares S&P Global Energy Sector Index Fund	267,900	10,247,175
iShares S&P Global Industrials Index Fund	230,900	12,674,101
iShares S&P North American Technology Sector Index Fund	55,800	3,764,268
iShares S&P North American Technology-Software Index Fund	148,700	9,372,486
iShares Silver Trust (a)	143,600	4,214,660
Market Vectors Agribusiness ETF	268,700	14,176,612
PowerShares Build America Bond Portfolio	368,900	11,155,536
PowerShares DB Oil Fund (a)	263,100	6,824,814
PowerShares Financial Preferred Portfolio	284,100	5,190,507
PowerShares Senior Loan Portfolio	222,300	5,553,054
SPDR Barclays High Yield Bond ETF	279,200	11,363,440
SPDR Gold Trust (a)	152,500	24,706,525
SPDR S&P China ETF	164,000	12,150,760
Vanguard Short-Term Corporate Bond ETF	279,800	22,473,536

Total Exchange-Traded Funds (Identified cost $174,546,491)		178,847,664

Description	Shares	Value

Closed-End Management Investment Company | 4.8%
JPMorgan European Smaller Companies Trust PLC (Identified cost $10,372,150)	924,338	$10,938,725

Short-Term Investment | 16.6%
State Street Institutional Treasury Money Market Fund (Identified cost $37,897,561)	37,897,561	37,897,561

Total Investments | 99.8% (Identified cost $222,816,202) (b)		$227,683,950

Cash and Other Assets in Excess of Liabilities | 0.2%		397,702

Net Assets | 100.0%		$228,081,652

The accompanying notes are an integral part of these financial statements.

108   Annual Report

Lazard Capital Allocator Opportunistic Strategies Portfolio (concluded)

Forward Currency Sale Contracts open at December 31, 2012:

Currency	Counterparty	Expiration Date	Foreign Currency Amount	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Depreciation

GBP	SSB	03/18/13	3,071,493	$4,976,433	$4,988,324	$11,891
GBP	SSB	03/18/13	3,644,000	5,900,000	5,918,115	18,115

Total Forward Currency Sale Contracts				$10,876,433	$10,906,439	$30,006

Total Return Swap Agreements open at December 31, 2012:

Currency	Counterparty	Notional Amount	Expiration Date	Pay	Receive	Unrealized Appreciation	Unrealized Depreciation

USD	GSC	6,053,653	10/30/13	1 Month USD	Appreciation, and
				LIBOR plus	dividends paid, on
				0.40%	securities in the
					Equity Basket	$—	$64,241

USD	GSC	12,578,436	12/12/13	1 Month USD	Appreciation, and
				LIBOR plus	dividends paid, on
				0.40%	securities in the
					Equity Basket	—	19,656

USD	GSC	5,430,064	12/19/13	1 Month USD	Appreciation, and
				LIBOR plus	dividends paid, on
				0.40%	securities in the
					Equity Basket	72,576	—

Gross unrealized appreciation/depreciation on Swap Agreements						$72,576	$83,897

The accompanying notes are an integral part of these financial statements.

Annual Report  109

The Lazard Funds, Inc. Notes to Portfolios of Investments December 31, 2012

(a)	Non-income producing security.

(b)	For federal income tax purposes, the aggregate cost, aggregate gross unrealized appreciation, aggregate gross unrealized depreciation and the net unrealized appreciation (depreciation) are as follows:

Portfolio	Aggregate Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

U.S. Equity Concentrated	$114,331,460	$7,844,822	$993,811	$6,851,011
U.S. Strategic Equity	74,408,441	11,497,463	2,218,010	9,279,453
U.S. Mid Cap Equity	71,488,213	4,379,944	3,491,756	888,188
U.S. Small-Mid Cap Equity	295,367,430	22,415,323	7,597,031	14,818,292
Global Listed Infrastructure	138,128,466	3,948,260	3,105,462	842,798
International Equity	114,279,536	21,404,099	1,000,205	20,403,894
International Equity Select	9,279,155	1,248,387	105,400	1,142,987
International Strategic Equity	1,019,173,582	184,152,448	1,871,650	182,280,798
International Small Cap Equity	50,945,165	13,482,820	1,440,849	12,041,971
Emerging Markets Equity	14,175,839,648	2,734,583,897	960,277,412	1,774,306,485
Developing Markets Equity	433,913,941	22,602,525	26,198,709	(3,596,184)
Emerging Markets Equity Blend	230,308,723	13,723,002	6,536,631	7,186,371
Emerging Markets Multi-Strategy	119,623,839	6,283,850	2,104,213	4,179,637
Emerging Markets Debt	262,193,316	16,414,799	1,487,374	14,927,425
U.S. Realty Income	98,987,040	6,762,129	573,950	6,188,179
U.S. Realty Equity	64,999,750	3,146,648	578,664	2,567,984
International Realty Equity	4,222,893	851,787	78,387	773,400
U.S. High Yield	175,980,868	10,805,569	719,218	10,086,351
U.S. Municipal	19,261,001	253,715	30,113	223,602
Global Fixed Income	4,822,106	185,142	15,784	169,358
Capital Allocator Opportunistic Strategies	223,153,347	5,654,608	1,124,005	4,530,603

(c)	Private placements.

(d)

Security valued using Level 2 inputs, based on reference to a similar security from the same issuer which was trading on an active market, under accounting principles generally accepted in the United States of America (“GAAP”) hierarchy—see Note 9.

(e)

Pursuant to Rule 144A under the Securities Act of 1933, these securities may only be traded among “qualified institutional buyers,” and are considered to be liquid at December 31, 2012. The percentage of net assets are as follows:

Portfolio	Percentage of Net Assets

Emerging Markets Equity	1.7%
Emerging Markets Equity Blend	0.5
Emerging Markets Multi-Strategy	3.9
Emerging Markets Debt	9.8
U.S. High Yield	31.4
Global Fixed Income	0.6

(f)	The Portfolio, at all times, maintains portfolio securities in sufficient amount to cover its obligations related to investments in forward currency contracts.

(g)	Step up bonds are securities which increase the interest payment rate at a specified point in time. Rate shown reflects rate in effect at December 31, 2012 which may step up at a future date.

(h)	Security collateralized by an amount sufficient to pay principal and interest.

The accompanying notes are an integral part of these financial statements.

110  Annual Report

Security Abbreviations:
ADR	—	American Depositary Receipt
ETF	—	Exchange-Traded Fund
GDR	—	Global Depositary Receipt
REIT	—	Real Estate Investment Trust
SDR	—	Swedish Depositary Receipt

Currency Abbreviations:
AUD	—	Australian Dollar
BRL	—	Brazilian Real
CAD	—	Canadian Dollar
CHF	—	Swiss Franc
CLP	—	Chilean Peso
CNY	—	Chinese Renminbi
COP	—	Colombian Peso
CRC	—	Costa Rican Colon
CZK	—	Czech Koruna
DKK	—	Danish Krone
DOP	—	Dominican Republic Peso
EUR	—	Euro
GBP	—	British Pound Sterling
GHS	—	Ghanaian Cedi
HKD	—	Hong Kong Dollar
HUF	—	Hungarian Forint
IDR	—	Indonesian Rupiah
ILS	—	Israeli Shekel
INR	—	Indian Rupee
JPY	—	Japanese Yen
KRW	—	South Korean Won
KZT	—	Kazakhstan Tenge
MXN	—	Mexican New Peso
MYR	—	Malaysian Ringgit
NGN	—	Nigerian Naira
NOK	—	Norwegian Krone
NZD	—	New Zealand Dollar
PEN	—	Peruvian Nuevo Sol
PHP	—	Philippine Peso
PLN	—	Polish Zloty
RON	—	New Romanian Leu
RSD	—	Serbian Dinar
RUB	—	Russian Ruble
SEK	—	Swedish Krona
SGD	—	Singapore Dollar
THB	—	Thai Baht
TRY	—	New Turkish Lira
UGX	—	Ugandan Shilling
USD	—	United States Dollar
UYU	—	Uruguayan Peso
ZAR	—	South African Rand
ZMK	—	Zambian Kwacha

Counterparty Abbreviations:
BNP	—	BNP Paribas SA
BRC	—	Barclays Bank PLC
CAN	—	Canadian Imperial Bank of Commerce
CIT	—	Citibank NA
CSF	—	Credit Suisse Group AG
GSC	—	Goldman Sachs Group, Inc.
HSB	—	HSBC Bank USA
ING	—	ING Bank NV
JPM	—	JPMorgan Chase Bank
MEL	—	Mellon Bank NA
RBC	—	Royal Bank of Canada
SCB	—	Standard Chartered Bank
SSB	—	State Street Bank and Trust Co.
UBS	—	UBS AG

The accompanying notes are an integral part of these financial statements.

Annual Report  111

Portfolio holdings by industry (as a percentage of net assets), for those Portfolios previously presented by country:

Industry	Lazard Global Listed Infrastructure Portfolio	Lazard International Equity Portfolio	Lazard International Equity Select Portfolio	Lazard International Strategic Equity Portfolio	Lazard International Small Cap Equity Portfolio	Lazard Emerging Markets Equity Portfolio

Agriculture	—%	1.2%	1.0%	—%	—%	0.7%
Airport Development & Maintenance	17.2	—	—	—	—	—
Alcohol & Tobacco	—	5.4	7.1	4.6	—	4.8
Automotive	—	2.6	2.5	3.4	1.5	—
Banking	—	10.7	12.4	7.5	3.1	22.1
Cable Television	1.0	—	1.0	1.8	—	—
Chemicals	—	0.9	1.0	1.7	4.1	1.2
Commercial Services	—	1.9	2.5	1.5	13.7	4.3
Computer Software	—	1.8	2.9	—	—	2.9
Construction & Engineering	1.1	—	—	—	0.8	1.7
Consumer Products	—	2.4	2.4	5.8	3.9	6.8
Diversified	—	0.6	1.2	0.8	—	1.3
Electric	18.8	2.4	0.7	—	—	—
Energy Exploration & Production	—	—	0.9	1.7	—	4.4
Energy Integrated	—	5.2	4.0	1.8	1.0	3.2
Energy Services	6.4	3.2	3.5	5.1	6.4	—
Financial Services	—	2.0	1.2	3.3	9.0	3.4
Food & Beverages	—	3.0	3.9	6.1	1.0	1.1
Forest & Paper Products	—	2.2	1.6	5.2	1.0	0.8
Gas Utilities	10.5	—	—	—	—	—
Health Services	—	1.1	1.1	2.4	5.1	—
Housing	—	4.7	2.8	4.3	1.6	1.6
Insurance	—	4.2	3.1	5.7	1.1	1.4
Leisure & Entertainment	—	5.2	3.3	8.5	4.1	1.7
Manufacturing	—	8.4	6.8	7.6	12.7	4.3
Medical Products	—	1.1	1.1	3.2	5.5	—
Metals & Mining	—	2.8	3.9	—	—	5.0
Pharmaceutical & Biotechnology	—	11.9	10.9	7.8	4.3	—
Real Estate	—	—	—	—	3.2	—
Retail	—	4.6	2.8	6.4	9.2	6.5
Semiconductors & Components	—	1.2	3.4	—	2.1	3.4
Technology	—	1.8	1.8	—	—	0.9
Technology Hardware	—	—	—	—	1.4	0.9
Telecommunications	—	3.2	5.6	—	—	13.3
Transportation	40.7	2.0	2.2	1.4	3.5	1.4
Water	3.7	—	—	—	—	—

Subtotal	99.4	97.7	98.6	97.6	99.3	99.1
Short-Term Investments	1.4	—	1.0	1.7	0.6	1.0
Repurchase Agreement	—	2.3	—	—	—	—

Total Investments	100.8%	100.0%	99.6%	99.3%	99.9%	100.1%

The accompanying notes are an integral part of these financial statements.

112  Annual Report

Industry	Lazard Developing Markets Equity Portfolio	Lazard Emerging Markets Equity Blend Portfolio	Lazard Emerging Markets Multi-Strategy Portfolio	Lazard Emerging Markets Debt Portfolio	Lazard International Realty Equity Portfolio	Lazard Global Fixed Income Portfolio

Agriculture	1.3%	1.7%	1.3%	0.3%	—%	—%
Alcohol & Tobacco	—	1.5	1.0	—	—	1.1
Automotive	3.5	2.0	1.4	0.1	—	1.3
Banking	23.7	22.5	16.2	3.5	—	4.9
Building Materials	—	—	0.4	0.4	—	0.3
Cable Television	—	—	—	—	—	1.5
Chemicals	—	—	0.3	0.4	—	—
Coal Producer & Power Generator	—	—	0.1	0.2	—	—
Commercial Services	—	1.2	0.8	—	—	—
Computer Software	4.2	2.9	2.0	—	—	—
Construction & Engineering	1.4	2.3	1.9	0.5	—	—
Consumer Products	—	1.4	0.9	—	—	0.9
Diversified	—	1.0	0.9	0.2	—	—
Electric	0.8	—	0.1	0.7	—	2.6
Electric Generation	—	—	—	—	—	0.5
Energy	—	—	1.1	3.9	—	2.0
Energy Exploration & Production	5.0	4.1	3.3	1.5	—	0.7
Energy Integrated	4.9	3.0	2.8	2.5	—	4.7
Energy Services	2.9	2.9	2.0	0.1	—	0.6
Financial Services	3.9	1.8	1.4	0.2	—	4.6
Food & Beverages	—	1.5	1.0	—	—	1.0
Forest & Paper Products	—	1.1	0.8	0.2	—	—
Health Services	—	—	—	—	—	0.2
Household and Personal Products	1.0	—	—	—	—	—
Housing	2.1	2.0	1.3	—	1.2	—
Insurance	2.0	3.0	2.0	—	—	—
Leisure & Entertainment	1.5	3.3	2.4	0.3	2.2	—
Manufacturing	8.9	6.7	4.4	—	—	—
Metals & Mining	5.2	4.9	3.9	0.8	—	2.6
Pharmaceutical & Biotechnology	2.2	2.2	1.4	—	—	0.5
Real Estate	4.4	0.9	0.6	—	95.9	—
Restaurants	—	—	0.1	0.3	—	—
Retail	6.7	5.1	3.4	—	—	—
Semiconductors & Components	2.9	4.7	3.1	—	—	—
Special Purpose Entity	—	—	0.1	0.1	—	—
Technology Hardware	4.5	4.3	2.9	—	—	—
Telecommunications	0.9	5.4	4.1	0.9	—	0.9
Transportation	3.4	2.5	1.7	0.2	—	3.3

Subtotal	97.3	95.9	71.1	17.3	99.3	34.2
Foreign Government Obligations	—	—	8.3	77.9	—	56.2
Supranationals	—	—	0.1	0.5	—	7.9
U.S. Municipal Bonds	—	—	—	—	—	3.6
U.S. Treasury Securities	—	—	9.9	—	—	—
Short-Term Investments	2.1	3.4	8.9	0.3	0.5	0.6

Total Investments	99.4%	99.3%	98.3%	96.0%	99.8%	102.5%

The accompanying notes are an integral part of these financial statements.

Annual Report  113

The Lazard Funds, Inc. Statements of Assets and Liabilities

December 31, 2012	Lazard U.S. Equity Concentrated Portfolio	Lazard U.S. Strategic Equity Portfolio

ASSETS
Investments in securities, at value	$121,182,471	$83,687,894
Cash	—	—
Foreign currency	—	—
Receivables for:
Capital stock sold	903,385	76,648
Dividends and interest	54,170	67,491
Investments sold	—	—
Amount due from Investment Manager (Note 3)	—	—
Gross unrealized appreciation on forward currency contracts	—	—

Total assets	122,140,026	83,832,033

LIABILITIES
Payables for:
Due to custodian	—	—
Foreign currency due to Custodian	—	—
Management fees	49,373	21,679
Accrued distribution fees	141	1,848
Accrued directors’ fees	179	130
Capital stock redeemed	—	66,263
Investments purchased	—	—
Gross unrealized depreciation on forward currency contracts	—	—
Other accrued expenses and payables	20,350	14,074

Total liabilities	70,043	103,994

Net assets	$122,069,983	$83,728,039

NET ASSETS
Paid in capital	$116,381,974	$84,356,933
Undistributed (distributions in excess of) net investment income	(9,657)	210,232
Accumulated net realized gain (loss)	(1,203,678)	(10,535,635)
Net unrealized appreciation (depreciation) on:
Investments	6,901,344	9,696,509
Foreign currency and forward currency contracts	—	—

Net assets	$122,069,983	$83,728,039

Institutional Shares
Net assets	$121,379,165	$75,326,958
Shares of capital stock outstanding*	11,338,350	7,451,909
Net asset value, offering and redemption price per share	$10.71	$10.11

Open Shares
Net assets	$690,818	$8,401,081
Shares of capital stock outstanding*	64,143	828,181
Net asset value, offering and redemption price per share	$10.77	$10.14

Cost of investments in securities	$114,281,127	$73,991,385
Cost of foreign currency	$—	$—

* $0.001 par value, 3,400,000,000 shares authorized for the Portfolios in total.

The accompanying notes are an integral part of these financial statements.

114   Annual Report

	Lazard U.S. Mid Cap Equity Portfolio	Lazard U.S. Small-Mid Cap Equity Portfolio	Lazard Global Listed Infrastructure Portfolio	Lazard International Equity Portfolio	Lazard International Equity Select Portfolio

ASSETS
Investments in securities, at value	$72,376,401	$310,185,722	$138,971,264	$134,683,430	$10,422,142
Cash	—	818	—	399	—
Foreign currency	—	—	3	—	9,424
Receivables for:
Capital stock sold	45,983	156,583	1,835,854	128,875	23,581
Dividends and interest	57,149	236,441	428,314	130,643	10,847
Investments sold	885,441	638,634	414,722	—	—
Amount due from Investment Manager (Note 3)	—	—	—	—	10,660
Gross unrealized appreciation on forward currency contracts	—	—	1,355,765	—	—

Total assets	73,364,974	311,218,198	143,005,922	134,943,347	10,476,654

LIABILITIES
Payables for:
Due to custodian	—	—	—	—	656
Foreign currency due to Custodian	—	—	—	19	—
Management fees	45,958	183,564	104,575	83,822	—
Accrued distribution fees	8,819	3,634	2,681	5,338	590
Accrued directors’ fees	121	439	209	190	15
Capital stock redeemed	263,776	3,155,666	2,206,794	58,626	332
Investments purchased	733,763	2,005,768	—	76,121	2,018
Gross unrealized depreciation on forward currency contracts	—	—	2,842,927	—	—
Other accrued expenses and payables	17,711	30,182	21,522	21,781	14,046

Total liabilities	1,070,148	5,379,253	5,178,708	245,897	17,657

Net assets	$72,294,826	$305,838,945	$137,827,214	$134,697,450	$10,458,997

NET ASSETS
Paid in capital	$131,513,320	$287,290,767	$136,525,675	$147,367,974	$13,627,174
Undistributed (distributions in excess of) net investment income	178,968	229,350	629,620	(47,732)	20,553
Accumulated net realized gain (loss)	(60,501,533)	2,661,351	(4,745,554)	(33,503,611)	(4,420,005)
Net unrealized appreciation (depreciation) on:

Investments	1,104,071	15,657,477	6,906,390	20,881,257	1,231,277
Foreign currency and forward currency contracts	—	—	(1,488,917)	(438)	(2)

Net assets	$72,294,826	$305,838,945	$137,827,214	$134,697,450	$10,458,997

Institutional Shares
Net assets	$30,803,320	$289,854,622	$125,112,323	$109,087,677	$7,571,350
Shares of capital stock outstanding*	2,461,019	21,804,765	11,419,125	7,380,561	889,319
Net asset value, offering and redemption price per share	$12.52	$13.29	$10.96	$14.78	$8.51

Open Shares
Net assets	$41,491,506	$15,984,323	$12,714,891	$25,609,773	$2,887,647
Shares of capital stock outstanding*	3,358,349	1,237,189	1,159,035	1,713,621	337,112
Net asset value, offering and redemption price per share	$12.35	$12.92	$10.97	$14.94	$8.57

Cost of investments in securities	$71,272,330	$294,528,245	$132,064,874	$113,802,173	$9,190,865
Cost of foreign currency	$—	$—	$3	$(19)	$9,371

Annual Report  115

December 31, 2012	Lazard International Strategic Equity Portfolio	Lazard International Small Cap Equity Portfolio

ASSETS
Investments in securities and purchased options, at value	$1,201,454,380	$62,987,136
Cash	—	—
Foreign currency	11	71
Receivables for:
Capital stock sold	8,417,952	40,107
Dividends and interest	869,136	88,402
Investments sold	—	—
Gross unrealized appreciation on:
Forward currency contracts	—	—
Swap agreements	—	—
Premium for swap agreements purchased	—	—

Total assets	1,210,741,479	63,115,716

LIABILITIES
Payables for:
Due to custodian	—	—
Management fees	735,055	39,314
Accrued distribution fees	65,270	3,772
Accrued directors’ fees	1,681	96
Capital stock redeemed	361,824	26,878
Investments purchased	14,071	—
Dividends	—	—
Gross unrealized depreciation on:
Forward currency contracts	—	—
Swap agreements	—	—
Written options, at value	—	—
Other accrued expenses and payables	143,221	17,146

Total liabilities	1,321,122	87,206

Net assets	$1,209,420,357	$63,028,510

NET ASSETS
Paid in capital	$1,096,260,567	$130,750,568
Undistributed (distributions in excess of) net investment income	1,257,090	(67,900)
Accumulated net realized gain (loss)	(72,399,018)	(81,264,091)
Net unrealized appreciation (depreciation) on:
Investments	184,302,762	13,612,437
Foreign currency and forward currency contracts	(1,044)	(2,504)
Swap agreements	—	—
Written options	—	—

Net assets	$1,209,420,357	$63,028,510

Institutional Shares
Net assets	$893,609,520	$45,359,794
Shares of capital stock outstanding*	76,287,527	5,583,338
Net asset value, offering and redemption price per share	$11.71	$8.12

Open Shares
Net assets	$315,810,837	$17,668,716
Shares of capital stock outstanding*	26,753,257	2,163,219
Net asset value, offering and redemption price per share	$11.80	$8.17

Cost of investments in securities	$1,017,151,618	$49,374,699
Cost of foreign currency	$11	$70

* $0.001 par value, 3,400,000,000 shares authorized for the Portfolios in total.

The accompanying notes are an integral part of these financial statements.

116  Annual Report

	Lazard Emerging Markets Equity Portfolio	Lazard Developing Markets Equity Portfolio	Lazard Emerging Markets Equity Blend Portfolio	Lazard Emerging Markets Multi-Strategy Portfolio	Lazard Emerging Markets Debt Portfolio

ASSETS
Investments in securities and purchased options, at value	$15,950,146,133	$430,317,757	$237,495,094	$123,803,476	$277,120,741
Cash	—	—	—	215,885	—
Foreign currency	6,036,455	269,442	994,885	1,961,163	6,571,629
Receivables for:
Capital stock sold	24,825,004	2,779,271	939,337	4,333,853	645,801
Dividends and interest	7,040,003	378,665	239,951	396,047	3,812,788
Investments sold	3,778,056	1,155,246	801,530	240,063	6,486,685
Gross unrealized appreciation on:
Forward currency contracts	—	—	—	468,412	1,007,664
Swap agreements	—	—	—	53,152	159,245
Premium for swap agreements purchased	—	—	—	20,373	46,592

Total assets	15,991,825,651	434,900,381	240,470,797	131,492,424	295,851,145

LIABILITIES
Payables for:
Due to custodian	5,726,290	15,046	31,290	—	820,000
Management fees	13,223,736	345,344	173,594	67,708	163,933
Accrued distribution fees	546,481	19,118	7,588	167	236
Accrued directors’ fees	24,077	602	300	174	393
Capital stock redeemed	27,399,123	1,255,030	258,204	1,694,682	13,563
Investments purchased	2,036,858	32,486	781,634	3,521,604	6,731,514
Dividends	—	—	—	—	38,938
Gross unrealized depreciation on:
Forward currency contracts	—	—	—	225,182	421,441
Swap agreements	—	—	—	39,905	23,581
Written options, at value	—	—	—	26,458	291,035
Other accrued expenses and payables	1,854,301	109,811	58,154	39,836	45,638

Total liabilities	50,810,866	1,777,437	1,310,764	5,615,716	8,550,272

Net assets	$15,941,014,785	$433,122,944	$239,160,033	$125,876,708	$287,300,873

NET ASSETS
Paid in capital	$14,296,163,753	$461,307,983	$239,111,262	$122,260,511	$270,338,717
Undistributed (distributions in excess of) net investment income	(11,418,208)	(1,570,471)	(564,690)	(104,364)	23,729
Accumulated net realized gain (loss)	(189,881,707)	(34,217,539)	(14,228,180)	(1,979,026)	1,337,878
Net unrealized appreciation (depreciation) on:
Investments	1,846,187,745	7,605,661	14,841,545	5,458,633	15,114,880
Foreign currency and forward currency contracts	(36,798)	(2,690)	96	248,872	582,817
Swap agreements	—	—	—	13,247	135,664
Written options	—	—	—	(21,165)	(232,812)

Net assets	$15,941,014,785	$433,122,944	$239,160,033	$125,876,708	$287,300,873

Institutional Shares
Net assets	$13,315,172,022	$339,771,117	$201,512,338	$125,018,772	$286,162,693
Shares of capital stock outstanding*	681,320,058	27,400,813	17,598,261	12,889,497	26,369,893
Net asset value, offering and redemption price per share	$19.54	$12.40	$11.45	$9.70	$10.85

Open Shares
Net assets	$2,625,842,763	$93,351,827	$37,647,695	$857,936	$1,138,180
Shares of capital stock outstanding*	131,100,773	7,527,776	3,291,977	88,344	104,581
Net asset value, offering and redemption price per share	$20.03	$12.40	$11.44	$9.71	$10.88

Cost of investments in securities	$14,103,958,388	$422,698,580	$222,653,549	$118,344,843	$262,005,861
Cost of foreign currency	$6,045,836	$269,437	$994,555	$1,953,447	$6,557,823

Annual Report  117

December 31, 2012	Lazard U.S. Realty Income Portfolio	Lazard U.S. Realty Equity Portfolio

ASSETS
Investments in securities and purchased options, at value	$105,175,219	$67,567,734
Cash	7,526	—
Foreign currency	—	—
Receivables for:
Capital stock sold	2,983,576	695,061
Dividends and interest	996,911	188,553
Investments sold	—	—
Amount due from Investment Manager (Note 3)	—	—
Premium for swap agreements purchased	—	—
Gross unrealized appreciation on:
Forward currency contracts	—	—
Swap agreements	—	—
Deferred offering costs (Note 2(i))	—	—

Total assets	109,163,232	68,451,348

LIABILITIES
Payables for:
Due to custodian	—	443
Management fees	58,787	15,217
Accrued distribution fees	9,033	12,829
Accrued directors’ fees	135	97
Capital stock redeemed	21,254	211,809
Investments purchased	1,634,278	—
Dividends	—	—
Gross unrealized depreciation on:
Forward currency contracts	—	—
Swap agreements	—	—
Line of credit outstanding	—	—
Other accrued expenses and payables	22,223	29,569

Total liabilities	1,745,710	269,964

Net assets	$107,417,522	$68,181,384

NET ASSETS
Paid in capital	$100,835,561	$65,549,249
Undistributed (distributions in excess of) net investment income	—	—
Accumulated net realized gain (loss)	998,909	146,769
Net unrealized appreciation (depreciation) on:
Investments	5,583,052	2,485,366
Foreign currency and forward currency contracts	—	—
Swap agreements	—	—

Net assets	$107,417,522	$68,181,384

Institutional Shares
Net assets	$52,024,235	$2,794,212
Shares of capital stock outstanding*	6,073,485	160,617
Net asset value, offering and redemption price per share	$8.57	$17.40

Open Shares
Net assets	$55,393,287	$65,387,172
Shares of capital stock outstanding*	6,474,598	3,747,565
Net asset value, offering and redemption price per share	$8.56	$17.45

Cost of investments in securities	$99,592,167	$65,082,368
Cost of foreign currency	$—	$—

* $0.001 par value, 3,400,000,000 shares authorized for the Portfolios in total.

The accompanying notes are an integral part of these financial statements.

118  Annual Report

	Lazard International Realty Equity Portfolio	Lazard U.S. High Yield Portfolio	Lazard U.S. Municipal Portfolio	Lazard Global Fixed Income Portfolio	Lazard Capital Allocator Opportunistic Strategies Portfolio

ASSETS
Investments in securities and purchased options, at value	$4,996,293	$186,067,219	$19,484,603	$4,991,464	$227,683,950
Cash	4,365	—	—	—	348,947
Foreign currency	—	—	—	27,227	—
Receivables for:
Capital stock sold	5,000	35,299	—	2,000	74,989
Dividends and interest	6,928	3,067,347	255,220	90,308	330,925
Investments sold	34,479	—	—	98	656
Amount due from Investment Manager (Note 3)	3,368	—	9,092	22,595	—
Premium for swap agreements purchased	—	—	—	—	12,135
Gross unrealized appreciation on:
Forward currency contracts	—	—	—	17,071	—
Swap agreements	—	—	—	—	72,576
Deferred offering costs (Note 2(i))	—	—	—	30,875	—

Total assets	5,050,433	189,169,865	19,748,915	5,181,638	228,524,178

LIABILITIES
Payables for:
Due to custodian	—	—	—	—	—
Management fees	—	57,144	—	—	177,665
Accrued distribution fees	425	896	4	12	660
Accrued directors’ fees	7	294	35	8	359
Capital stock redeemed	3,170	132,914	3,379	—	15,309
Investments purchased	51	1,853,369	—	37,208	115,908
Dividends	—	109,177	4,762	5	—
Gross unrealized depreciation on:
Forward currency contracts	—	—	—	136,358	30,006
Swap agreements	—	—	—	—	83,897
Line of credit outstanding	30,000	—	—	—	—
Other accrued expenses and payables	10,538	18,779	10,361	139,306	18,722

Total liabilities	44,191	2,172,573	18,541	312,897	442,526

Net assets	$5,006,242	$186,997,292	$19,730,374	$4,868,741	$228,081,652

NET ASSETS
Paid in capital	$4,144,710	$184,666,025	$19,360,615	$4,760,975	$222,859,511
Undistributed (distributions in excess of) net investment income	(96,151)	(109,177)	(300)	56,183	11,254
Accumulated net realized gain (loss)	48,517	(7,647,276)	146,457	—	384,556
Net unrealized appreciation (depreciation) on:
Investments	909,162	10,087,720	223,602	169,358	4,867,748
Foreign currency and forward currency contracts	4	—	—	(117,775)	(30,096)
Swap agreements	—	—	—	—	(11,321)

Net assets	$5,006,242	$186,997,292	$19,730,374	$4,868,741	$228,081,652

Institutional Shares
Net assets	$2,796,885	$182,748,712	$19,726,202	$4,813,612	$224,982,420
Shares of capital stock outstanding*	164,688	36,441,591	1,913,691	473,673	22,422,647
Net asset value, offering and redemption price per share	$16.98	$5.01	$10.31	$10.16	$10.03

Open Shares
Net assets	$2,209,357	$4,248,580	$4,172	$55,129	$3,099,232
Shares of capital stock outstanding*	130,199	842,613	405	5,426	308,937
Net asset value, offering and redemption price per share	$16.97	$5.04	$10.31	$10.16	$10.03

Cost of investments in securities	$4,087,131	$175,979,499	$19,261,001	$4,822,106	$222,816,202
Cost of foreign currency	$—	$—	$—	$27,110	$—

Annual Report  119

The Lazard Funds, Inc. Statements of Operations

For the Year Ended December 31, 2012	Lazard U.S. Equity Concentrated Portfolio	Lazard U.S. Strategic Equity Portfolio

Investment Income
Income
Dividends	$1,599,446	$1,744,394
Interest	67	3

Total investment income*	1,599,513	1,744,397

Expenses
Management fees (Note 3)	389,863	567,107
Custodian fees	61,630	58,652
Distribution fees (Open Shares)	1,046	22,091
Shareholders’ services	26,338	29,083
Shareholders’ reports	17,169	5,723
Administration fees	61,118	66,233
Directors’ fees and expenses	16,357	2,975
Professional services	60,862	49,616
Registration fees	29,488	28,888
Shareholders’ meeting	48,445	—
Other†	13,907	6,087

Total gross expenses	726,223	836,455

Management fees waived and expenses reimbursed	(199,946)	(202,311)
Administration fees waived	(7,813)	—
Expense reductions (Note 2(k))	(161)	(20)

Total net expenses	518,303	634,124

Net investment income	1,081,210	1,110,273

Net Realized and Unrealized Gain (Loss) on Investments, Foreign Currency and Forward Currency Contracts
Net realized gain (loss) on:
Investments**	1,248,579	8,297,888
Foreign currency and forward currency contracts	—	—
Net change in unrealized appreciation (depreciation) on:
Investments	6,593,427	1,229,399
Foreign currency and forward currency contracts	—	—

Net realized and unrealized gain on investments, foreign currency and forward currency contracts	7,842,006	9,527,287

Net increase in net assets resulting from operations	$8,923,216	$10,637,560

* Net of foreign withholding taxes of	$1,947	$—

** Net of foreign capital gains taxes of	$—	$—

† Includes interest on line of credit of	$3	$24

The accompanying notes are an integral part of these financial statements.

120  Annual Report

For the Year Ended December 31, 2012	Lazard U.S. Mid Cap Equity Portfolio	Lazard U.S. Small-Mid Cap Equity Portfolio	Lazard Global Listed Infrastructure Portfolio	Lazard International Equity Portfolio	Lazard International Equity Select Portfolio

Investment Income
Income
Dividends	$1,520,303	$3,122,903	$5,184,102	$3,233,504	$207,656
Interest	14	683	93	364	29

Total investment income*	1,520,317	3,123,586	5,184,195	3,233,868	207,685

Expenses
Management fees (Note 3)	800,884	1,826,602	1,125,894	850,462	62,905
Custodian fees	71,627	78,627	77,253	108,540	94,240
Distribution fees (Open Shares)	115,695	46,353	27,209	51,896	6,587
Shareholders’ services	29,136	31,868	30,807	30,000	26,370
Shareholders’ reports	11,044	17,077	15,395	11,122	4,573
Administration fees	71,558	98,737	74,926	72,824	51,487
Directors’ fees and expenses	3,935	8,861	4,657	4,138	270
Professional services	50,273	52,643	49,346	49,141	47,207
Registration fees	13,453	27,487	48,390	29,304	26,738
Shareholders’ meeting	—	—	—	—	—
Other†	8,686	17,353	8,441	7,609	4,160

Total gross expenses	1,176,291	2,205,608	1,462,318	1,215,036	324,537

Management fees waived and expenses reimbursed	—	—	—	—	(231,523)
Administration fees waived	—	—	—	—	—
Expense reductions (Note 2(k))	—	(46)	(2)	(27)	—

Total net expenses	1,176,291	2,205,562	1,462,316	1,215,009	93,014

Net investment income	344,026	918,024	3,721,879	2,018,859	114,671

Net Realized and Unrealized Gain (Loss) on Investments, Foreign Currency and Forward Currency Contracts
Net realized gain (loss) on:
Investments**	7,992,414	13,525,692	3,511,731	4,165,439	57,708
Foreign currency and forward currency contracts	—	—	1,151,436	(69,591)	(4,728)
Net change in unrealized appreciation (depreciation) on:
Investments	824,069	17,023,607	15,612,493	17,834,244	1,325,069
Foreign currency and forward currency contracts	—	—	(2,996,308)	2,814	163

Net realized and unrealized gain on investments, foreign currency and forward currency contracts	8,816,483	30,549,299	17,279,352	21,932,906	1,378,212

Net increase in net assets resulting from operations	$9,160,509	$31,467,323	$21,001,231	$23,951,765	$1,492,883

* Net of foreign withholding taxes of	$—	$—	$607,774	$291,678	$18,659

** Net of foreign capital gains taxes of	$—	$—	$—	$11	$—

† Includes interest on line of credit of	$1,473	$2,083	$141	$367	$171

Annual Report  121

For the Year Ended December 31, 2012	Lazard International Strategic Equity Portfolio	Lazard International Small Cap Equity Portfolio

Investment Income
Income
Dividends	$17,972,325	$1,514,828
Interest	2,799	—

Total investment income*	17,975,124	1,514,828

Expenses
Management fees (Note 3)	6,014,249	450,937
Custodian fees	313,060	79,961
Distribution fees (Open Shares)	442,039	44,239
Shareholders’ services	62,928	28,978
Shareholders’ reports	97,146	12,093
Administration fees	208,126	62,144
Directors’ fees and expenses	29,202	2,207
Professional services	62,486	51,008
Registration fees	58,289	26,038
Amortization of offering costs (Note 2(i))	—	—
Other†	58,075	5,645

Total gross expenses	7,345,600	763,250

Management fees waived and expenses reimbursed	—	(30,622)
Expense reductions (Note 2(k))	—	(58)

Total net expenses	7,345,600	732,570

Net investment income	10,629,524	782,258

Net Realized and Unrealized Gain (Loss) on Investments, Foreign Currency, Forward Currency Contracts, Options and Swap Agreements
Net realized gain (loss) on:
Investments**	5,475,596	2,362,655
Foreign currency and forward currency contracts	(466,980)	(18,688)
Options	—	—
Swap agreements	—	—
Net change in unrealized appreciation (depreciation) on:
Investments***	179,041,433	8,863,504
Foreign currency and forward currency contracts	(5,666)	562
Swap agreements	—	—
Written options	—	—

Net realized and unrealized gain on investments, foreign currency, forward currency contracts, options and swap agreements	184,044,383	11,208,033

Net increase in net assets resulting from operations	$194,673,907	$11,990,291

* Net of foreign withholding taxes of	$1,095,059	$127,887

** Net of foreign capital gains taxes of	$4,105	$—

*** Includes net change in unrealized foreign capital gains taxes of	$—	$—

† Includes interest on line of credit of	$155	$138

The accompanying notes are an integral part of these financial statements.

122  Annual Report

For the Year Ended December 31, 2012	Lazard Emerging Markets Equity Portfolio	Lazard Developing Markets Equity Portfolio	Lazard Emerging Markets Equity Blend Portfolio	Lazard Emerging Markets Multi-Strategy Portfolio	Lazard Emerging Markets Debt Portfolio

Investment Income
Income
Dividends	$448,351,476	$6,699,168	$3,796,206	$1,006,491	$—
Interest	69,688	—	1,011	854,130	11,294,911

Total investment income*	448,421,164	6,699,168	3,797,217	1,860,621	11,294,911

Expenses
Management fees (Note 3)	151,690,449	3,423,720	1,670,264	806,772	1,613,547
Custodian fees	9,534,742	338,091	234,053	253,509	221,824
Distribution fees (Open Shares)	6,701,565	196,950	76,088	1,643	1,942
Shareholders’ services	2,293,090	84,019	76,038	27,576	27,524
Shareholders’ reports	1,689,634	106,099	31,386	5,850	5,803
Administration fees	1,664,815	118,367	82,027	66,043	91,601
Directors’ fees and expenses	556,210	12,483	5,813	2,929	7,328
Professional services	329,756	53,252	55,786	59,147	59,728
Registration fees	71,542	49,090	35,806	35,228	29,488
Amortization of offering costs (Note 2(i))	—	—	—	12,599	7,152
Other†	459,022	24,180	15,488	10,050	20,182

Total gross expenses	174,990,825	4,406,251	2,282,749	1,281,346	2,086,119

Management fees waived and expenses reimbursed	—	—	(39,603)	(230,588)	(66,877)
Expense reductions (Note 2(k))	—	(137)	—	—	—

Total net expenses	174,990,825	4,406,114	2,243,146	1,050,758	2,019,242

Net investment income	273,430,339	2,293,054	1,554,071	809,863	9,275,669

Net Realized and Unrealized Gain (Loss) on Investments, Foreign Currency, Forward Currency Contracts, Options and Swap Agreements
Net realized gain (loss) on:
Investments**	413,129,688	(26,434,195)	(9,327,902)	(869,434)	7,501,459
Foreign currency and forward currency contracts	(8,156,326)	(254,380)	(87,105)	484,847	1,150,730
Options	—	—	—	17,853	(244,896)
Swap agreements	—	—	—	(239,973)	(6,687)
Net change in unrealized appreciation (depreciation) on:
Investments***	2,319,628,137	66,219,570	33,410,707	9,930,458	15,920,158
Foreign currency and forward currency contracts	164,910	(714)	3,466	240,353	702,475
Swap agreements	—	—	—	3,939	119,680
Written options	—	—	—	(42,153)	(300,587)

Net realized and unrealized gain on investments, foreign currency, forward currency contracts, options and swap agreements	2,724,766,409	39,530,281	23,999,166	9,525,890	24,842,332

Net increase in net assets resulting from operations	$2,998,196,748	$41,823,335	$25,553,237	$10,335,753	$34,118,001

* Net of foreign withholding taxes of	$53,738,419	$545,551	$404,039	$104,152	$80,743

** Net of foreign capital gains taxes of	$32,562	$—	$—	$—	$—

*** Includes net change in unrealized foreign capital gains taxes of	$—	$13,516	$—	$—	$—

† Includes interest on line of credit of	$4,879	$110	$—	$—	$144

Annual Report  123

For the Year Ended December 31, 2012	Lazard U.S. Realty Income Portfolio	Lazard U.S. Realty Equity Portfolio

Investment Income
Income
Interest	$62,353	$—
Dividends	4,281,625	1,249,667

Total investment income*	4,343,978	1,249,667

Expenses
Management fees (Note 3)	447,491	309,718
Custodian fees	47,512	60,756
Distribution fees (Open Shares)	53,994	92,985
Shareholders’ services	35,898	67,508
Shareholders’ reports	12,630	16,480
Administration fees	61,944	57,722
Directors’ fees and expenses	2,183	1,409
Professional services	47,588	46,081
Registration fees	38,698	41,419
Amortization of offering costs (Note 2(i))	—	—
Other†	8,311	7,215

Total gross expenses	756,249	701,293

Management fees waived and expenses reimbursed	(3,268)	(118,194)
Administration and shareholders’ services fees waived	(3,580)	(8,226)
Expense reductions (Note 2(k))	—	—

Total net expenses	749,401	574,873

Net investment income	3,594,577	674,794

Net Realized and Unrealized Gain (Loss) on Investments, Foreign Currency, Forward Currency Contracts, Options and Swap Agreements
Net realized gain (loss) on:
Investments	2,753,485	1,726,093
Foreign currency and forward currency contracts	—	—
Options	—	(159,797)
Swap agreements	—	—
Net change in unrealized appreciation (depreciation) on:
Investments	4,495,301	2,353,234
Foreign currency and forward currency contracts	—	—
Swap agreements	—	—

Net realized and unrealized gain on investments, foreign currency, forward currency contracts, options and swap agreements	7,248,786	3,919,530

Net increase in net assets resulting from operations	$10,843,363	$4,594,324

* Net of foreign withholding taxes of	$—	$—

† Includes interest on line of credit of	$—	$—

(a) From Portfolio’s commencement of operations on March 30, 2012.

The accompanying notes are an integral part of these financial statements.

124  Annual Report

For the Year Ended December 31, 2012	Lazard International Realty Equity Portfolio	Lazard U.S. High Yield Portfolio	Lazard U.S. Municipal Portfolio	Lazard Global Fixed Income Portfolio (a)	Lazard Capital Allocator Opportunistic Strategies Portfolio

Investment Income
Income
Interest	$—	$13,034,051	$319,614	$97,950	$3
Dividends	112,353	—	—	—	5,451,237

Total investment income*	112,353	13,034,051	319,614	97,950	5,451,240

Expenses
Management fees (Note 3)	35,873	992,709	46,025	16,123	2,537,917
Custodian fees	50,038	78,735	54,325	51,573	70,608
Distribution fees (Open Shares)	4,096	11,552	93	66	10,986
Shareholders’ services	26,125	28,495	27,469	22,100	36,814
Shareholders’ reports	(2,853)	5,868	3,153	3,447	11,654
Administration fees	50,794	86,068	53,562	36,813	100,628
Directors’ fees and expenses	150	6,628	680	118	9,331
Professional services	44,989	50,396	47,400	49,454	56,097
Registration fees	26,464	28,988	28,210	9,901	33,189
Amortization of offering costs (Note 2(i))	—	—	6,998	94,336	—
Other†	1,799	9,877	4,918	4,659	10,437

Total gross expenses	237,475	1,299,316	272,833	288,590	2,877,661

Management fees waived and expenses reimbursed	(156,071)	(292,518)	(180,327)	(237,268)	(274,403)
Administration and shareholders’ services fees waived	(24,705)	—	(18,750)	(25,447)	—
Expense reductions (Note 2(k))	(1)	(132)	(6)	—	(1,326)

Total net expenses	56,698	1,006,666	73,750	25,875	2,601,932

Net investment income	55,655	12,027,385	245,864	72,075	2,849,308

Net Realized and Unrealized Gain (Loss) on Investments, Foreign Currency, Forward Currency Contracts, Options and Swap Agreements
Net realized gain (loss) on:
Investments	197,638	(812,130)	299,763	(4,934)	4,718,916
Foreign currency and forward currency contracts	(1,232)	—	—	17,078	478,960
Options	—	—	—	—	(4,579,224)
Swap agreements	—	—	—	—	3,358,598
Net change in unrealized appreciation (depreciation) on:
Investments	1,145,036	9,188,204	(106,874)	169,358	15,812,814
Foreign currency and forward currency contracts	62	—	—	(117,775)	(197,670)
Swap agreements	—	—	—	—	(1,200,769)

Net realized and unrealized gain on investments, foreign currency, forward currency contracts, options and swap agreements	1,341,504	8,376,074	192,889	63,727	18,391,625

Net increase in net assets resulting from operations	$1,397,159	$20,403,459	$438,753	$135,802	$21,240,933

* Net of foreign withholding taxes of	$8,424	$—	$—	$20	$—

† Includes interest on line of credit of	$8	$423	$—	$5	$—

Annual Report  125

The Lazard Funds, Inc. Statements of Changes in Net Assets

	Lazard U.S. Equity Concentrated Portfolio		Lazard U.S. Strategic Equity Portfolio

	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011

Increase (Decrease) in Net Assets
Operations
Net investment income	$1,081,210	$204,617	$1,110,273	$954,276
Net realized gain (loss) on investments, foreign currency and forward currency contracts	1,248,579	364,274	8,297,888	5,688,163
Net change in unrealized appreciation (depreciation) on investments, foreign currency and forward currency contracts	6,593,427	(1,023,366)	1,229,399	(4,935,431)

Net increase (decrease) in net assets resulting from operations	8,923,216	(454,475)	10,637,560	1,707,008

Distributions to shareholders
From net investment income
Institutional Shares	(1,071,583)	(198,163)	(1,706,939)	(576,867)
Open Shares	(4,154)	(4,595)	(147,376)	(58,180)
From net realized gains
Institutional Shares	—	—	—	—
Open Shares	—	—	—	—

Net decrease in net assets resulting from distributions	(1,075,737)	(202,758)	(1,854,315)	(635,047)

Capital stock transactions
Net proceeds from sales
Institutional Shares	118,724,713	1,193,666	14,377,525	6,937,102
Open Shares	393,082	89,277	2,458,786	4,340,833
Net proceeds from reinvestment of distributions
Institutional Shares	847,541	185,473	1,686,330	567,917
Open Shares	4,153	4,156	128,502	52,247
Cost of shares redeemed
Institutional Shares	(17,085,989)	(2,693,580)	(12,717,388)	(15,409,162)
Open Shares	(82,527)	(62,855)	(3,706,443)	(6,074,788)

Net increase (decrease) in net assets from capital stock transactions	102,800,973	(1,283,863)	2,227,312	(9,585,851)

Redemption fees (Note 2(l))
Institutional Shares	1,498	792	433	3
Open Shares	58	27	—	—

Net increase in net assets from redemption fees	1,556	819	433	3

Total increase (decrease) in net assets	110,650,008	(1,940,277)	11,010,990	(8,513,887)
Net assets at beginning of year	11,419,975	13,360,252	72,717,049	81,230,936

Net assets at end of year*	$122,069,983	$11,419,975	$83,728,039	$72,717,049

* Includes undistributed (distributions in excess of) net investment income of	$(9,657)	$(15,130)	$210,232	$954,274

Shares issued and redeemed
Institutional Shares
Shares outstanding at beginning of year	1,201,733	1,367,217	7,111,530	7,940,671

Shares sold	11,697,734	125,073	1,465,424	747,369
Shares issued to shareholders from reinvestment of distributions	79,136	20,226	170,983	68,341
Shares redeemed	(1,640,253)	(310,783)	(1,296,028)	(1,644,851)

Net increase (decrease)	10,136,617	(165,484)	340,379	(829,141)

Shares outstanding at end of year	11,338,350	1,201,733	7,451,909	7,111,530

Open Shares
Shares outstanding at beginning of year	33,507	30,610	937,896	1,117,356

Shares sold	38,357	9,117	254,087	493,469
Shares issued to shareholders from reinvestment of distributions	386	450	13,013	6,273
Shares redeemed	(8,107)	(6,670)	(376,815)	(679,202)

Net increase (decrease)	30,636	2,897	(109,715)	(179,460)

Shares outstanding at end of year	64,143	33,507	828,181	937,896

The accompanying notes are an integral part of these financial statements.

126   Annual Report

	Lazard U.S. Mid Cap Equity Portfolio		Lazard U.S. Small-Mid Cap Equity Portfolio		Lazard Global Listed Infrastructure Portfolio

	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011

Increase (Decrease) in Net Assets
Operations
Net investment income	$344,026	$496,207	$918,024	$99,519	$3,721,879	$5,612,784
Net realized gain (loss) on investments, foreign currency and forward currency contracts	7,992,414	20,582,485	13,525,692	15,518,519	4,663,167	(4,444,075)
Net change in unrealized appreciation (depreciation) on investments, foreign currency and forward currency contracts	824,069	(29,275,062)	17,023,607	(35,330,896)	12,616,185	(10,010,289)

Net increase (decrease) in net assets resulting from operations	9,160,509	(8,196,370)	31,467,323	(19,712,858)	21,001,231	(8,841,580)

Distributions to shareholders
From net investment income
Institutional Shares	(93,028)	(289,121)	(440,159)	—	(3,885,197)	(2,943,345)
Open Shares	(25,552)	(10,886)	—	—	(330,133)	(44,386)
From net realized gains
Institutional Shares	—	—	(7,126,645)	(16,582,657)	(2,328,587)	(2,415,101)
Open Shares	—	—	(429,062)	(2,011,539)	(237,215)	(194,462)

Net decrease in net assets resulting from distributions	(118,580)	(300,007)	(7,995,866)	(18,594,196)	(6,781,132)	(5,597,294)

Capital stock transactions
Net proceeds from sales
Institutional Shares	11,992,786	36,120,152	136,617,944	61,357,231	40,118,611	213,298,092
Open Shares	9,008,006	16,367,559	4,413,215	11,124,812	5,003,640	10,292,625
Net proceeds from reinvestment of distributions Institutional Shares	72,879	217,196	7,492,237	16,247,181	5,695,999	5,050,814
Open Shares	23,280	10,017	400,942	1,937,041	559,340	234,195
Cost of shares redeemed
Institutional Shares	(78,932,556)	(66,277,487)	(42,600,983)	(115,744,067)	(38,132,595)	(215,684,733)
Open Shares	(22,699,523)	(30,331,603)	(11,037,496)	(10,055,892)	(2,437,008)	(1,762,415)

Net increase (decrease) in net assets from capital stock transactions	(80,535,128)	(43,894,166)	95,285,859	(35,133,694)	10,807,987	11,428,578

Redemption fees (Note 2(l))
Institutional Shares	27	1,396	15	662	626	10,079
Open Shares	180	861	80	701	226	237

Net increase in net assets from redemption fees	207	2,257	95	1,363	852	10,316

Total increase (decrease) in net assets	(71,492,992)	(52,388,286)	118,757,411	(73,439,385)	25,028,938	(2,999,980)
Net assets at beginning of year	143,787,818	196,176,104	187,081,534	260,520,919	112,798,276	115,798,256

Net assets at end of year*	$72,294,826	$143,787,818	$305,838,945	$187,081,534	$137,827,214	$112,798,276

* Includes undistributed (distributions in excess of) net investment income of	$178,968	$54,669	$229,350	$204,383	$(629,620)	$247,112

Shares issued and redeemed
Institutional Shares
Shares outstanding at beginning of year	7,726,268	10,039,112	14,128,698	16,413,981	10,683,008	11,214,996

Shares sold	945,652	2,844,927	10,509,382	4,644,003	3,865,052	20,313,345
Shares issued to shareholders from reinvestment of distributions	5,864	18,360	567,164	1,387,462	534,797	504,434
Shares redeemed	(6,216,765)	(5,176,131)	(3,400,479)	(8,316,748)	(3,663,732)	(21,349,767)

Net increase (decrease)	(5,265,249)	(2,312,844)	7,676,067	(2,285,283)	736,117	(531,988)

Shares outstanding at end of year	2,461,019	7,726,268	21,804,765	14,128,698	11,419,125	10,683,008

Open Shares
Shares outstanding at beginning of year	4,439,926	5,586,393	1,739,728	1,516,112	854,515	11,448

Shares sold	731,390	1,319,630	352,470	781,245	486,297	998,492
Shares issued to shareholders from reinvestment of distributions	1,942	858	31,226	169,767	52,376	23,929
Shares redeemed	(1,814,909)	(2,466,955)	(886,235)	(727,396)	(234,153)	(179,354)

Net increase (decrease)	(1,081,577)	(1,146,467)	(502,539)	223,616	304,520	843,067

Shares outstanding at end of year	3,358,349	4,439,926	1,237,189	1,739,728	1,159,035	854,515

Annual Report  127

	Lazard International Equity Portfolio		Lazard International Equity Select Portfolio

	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011

Increase (Decrease) in Net Assets
Operations
Net investment income	$2,018,859	$2,318,637	$114,671	$105,122
Net realized gain on investments and foreign currency	4,095,848	11,733,922	52,980	432,033
Net change in unrealized appreciation (depreciation) on investments and foreign currency	17,837,058	(21,019,680)	1,325,232	(981,115)

Net increase (decrease) in net assets resulting from operations	23,951,765	(6,967,121)	1,492,883	(443,960)

Distributions to shareholders
From net investment income
Institutional Shares	(3,557,160)	(2,126,498)	(142,879)	(107,555)
Open Shares	(681,741)	(635,263)	(56,933)	(74,627)
From net realized gains
Institutional Shares	—	—	—	—
Open Shares	—	—	—	—

Net decrease in net assets resulting from distributions	(4,238,901)	(2,761,761)	(199,812)	(182,182)

Capital stock transactions
Net proceeds from sales
Institutional Shares	29,943,240	12,560,444	3,478,816	2,016,281
Open Shares	9,963,361	9,794,122	427,582	506,572
Net proceeds from reinvestment of distributions
Institutional Shares	3,072,022	1,828,974	105,790	68,756
Open Shares	439,254	500,209	54,482	71,302
Cost of shares redeemed
Institutional Shares	(26,896,764)	(48,236,742)	(1,385,837)	(842,321)
Open Shares	(7,117,889)	(17,295,953)	(497,811)	(882,749)

Net increase (decrease) in net assets from capital stock transactions	9,403,224	(40,848,946)	2,183,022	937,841

Redemption fees (Note 2(l))
Institutional Shares	1,914	2,419	604	434
Open Shares	83	505	48	—

Net increase in net assets from redemption fees	1,997	2,924	652	434

Total increase (decrease) in net assets	29,118,085	(50,574,904)	3,476,745	312,133
Net assets at beginning of year	105,579,365	156,154,269	6,982,252	6,670,119

Net assets at end of year*	$134,697,450	$105,579,365	$10,458,997	$6,982,252

* Includes undistributed (distributions in excess of) net investment income of	$(47,732)	$2,229,799	$20,553	$66,486

Shares issued and redeemed
Institutional Shares
Shares outstanding at beginning of year	6,956,141	9,233,358	629,470	452,165

Shares sold	2,165,534	997,694	427,257	272,980
Shares issued to shareholders from reinvestment of distributions	217,033	141,891	12,880	9,279
Shares redeemed	(1,958,147)	(3,416,802)	(180,288)	(104,954)

Net increase (decrease)	424,420	(2,277,217)	259,849	177,305

Shares outstanding at end of year	7,380,561	6,956,141	889,319	629,470

Open Shares
Shares outstanding at beginning of year	1,485,123	2,060,873	341,991	381,274

Shares sold	711,367	724,217	52,054	62,633
Shares issued to shareholders from reinvestment of distributions	30,763	38,448	6,698	9,583
Shares redeemed	(513,632)	(1,338,415)	(63,631)	(111,499)

Net increase (decrease)	228,498	(575,750)	(4,879)	(39,283)

Shares outstanding at end of year	1,713,621	1,485,123	337,112	341,991

The accompanying notes are an integral part of these financial statements.

128  Annual Report

	Lazard International Strategic Equity Portfolio		Lazard International Small Cap Equity Portfolio		Lazard Emerging Markets Equity Portfolio

	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011

Increase (Decrease) in Net Assets
Operations
Net investment income	$10,629,524	$6,554,430	$782,258	$1,014,484	$273,430,339	$394,340,222
Net realized gain on investments and foreign currency	5,008,616	9,841,271	2,343,967	1,709,635	404,973,362	1,028,913,203
Net change in unrealized appreciation (depreciation) on investments and foreign currency	179,035,767	(61,915,373)	8,864,066	(12,142,804)	2,319,793,047	(4,571,764,271)

Net increase (decrease) in net assets resulting from operations	194,673,907	(45,519,672)	11,990,291	(9,418,685)	2,998,196,748	(3,148,510,846)

Distributions to shareholders
From net investment income
Institutional Shares	(8,123,755)	(5,917,381)	(1,259,891)	(782,430)	(233,749,133)	(393,452,725)
Open Shares	(2,129,693)	(521,056)	(406,288)	(325,694)	(37,813,360)	(76,508,524)
From net realized gains
Institutional Shares	—	—	—	—	(419,249,109)	(299,768,775)
Open Shares	—	—	—	—	(80,701,164)	(72,975,928)

Net decrease in net assets resulting from distributions	(10,253,448)	(6,438,437)	(1,666,179)	(1,108,124)	(771,512,766)	(842,705,952)

Capital stock transactions
Net proceeds from sales
Institutional Shares	386,577,221	133,146,494	1,758,201	2,712,178	2,561,523,905	2,535,357,071
Open Shares	248,255,833	41,859,596	2,705,153	2,913,697	404,264,337	604,504,647
Net proceeds from reinvestment of distributions
Institutional Shares	6,962,916	4,887,709	1,233,303	314,338	564,652,360	562,336,863
Open Shares	2,036,931	516,732	391,808	310,678	111,916,205	136,437,018
Cost of shares redeemed
Institutional Shares	(74,579,297)	(13,586,712)	(3,690,984)	(4,218,322)	(2,525,025,523)	(3,596,569,693)
Open Shares	(42,953,515)	(18,325,098)	(6,316,631)	(7,000,181)	(1,037,348,544)	(1,365,191,505)

Net increase (decrease) in net assets from capital stock transactions	526,300,089	148,498,721	(3,919,150)	(4,967,612)	79,982,740	(1,123,125,599)

Redemption fees (Note 2(l))
Institutional Shares	1,650	194	34	31	106,944	176,642
Open Shares	7,292	870	4	273	38,994	75,956

Net increase in net assets from redemption fees	8,942	1,064	38	304	145,938	252,598

Total increase (decrease) in net assets	710,729,490	96,541,676	6,405,000	(15,494,117)	2,306,812,660	(5,114,089,799)
Net assets at beginning of year	498,690,867	402,149,191	56,623,510	72,117,627	13,634,202,125	18,748,291,924

Net assets at end of year*	$1,209,420,357	$498,690,867	$63,028,510	$56,623,510	$15,941,014,785	$13,634,202,125

* Includes undistributed (distributions in excess of) net investment income of	$1,257,090	$1,352,099	$(67,900)	$828,360	$(11,418,208)	$(26,686,008)

Shares issued and redeemed
Institutional Shares
Shares outstanding at beginning of year	46,042,276	33,503,311	5,682,315	5,804,978	648,784,125	668,512,736

Shares sold	36,524,263	13,344,912	229,753	372,258	136,324,320	126,686,682
Shares issued to shareholders from reinvestment of distributions	605,870	517,072	160,597	43,719	29,516,846	33,468,597
Shares redeemed	(6,884,882)	(1,323,019)	(489,327)	(538,640)	(133,305,233)	(179,883,890)

Net increase (decrease)	30,245,251	12,538,965	(98,977)	(122,663)	32,535,933	(19,728,611)

Shares outstanding at end of year	76,287,527	46,042,276	5,583,338	5,682,315	681,320,058	648,784,125

Open Shares
Shares outstanding at beginning of year	6,637,650	4,312,256	2,586,982	3,070,770	158,774,554	188,734,763

Shares sold	23,889,730	4,052,901	365,819	370,715	20,940,411	29,261,660
Shares issued to shareholders from reinvestment of distributions	176,604	54,762	50,866	43,090	5,707,099	7,994,866
Shares redeemed	(3,950,727)	(1,782,269)	(840,448)	(897,593)	(54,321,291)	(67,216,735)

Net increase (decrease)	20,115,607	2,325,394	(423,763)	(483,788)	(27,673,781)	(29,960,209)

Shares outstanding at end of year	26,753,257	6,637,650	2,163,219	2,586,982	131,100,773	158,774,554

Annual Report  129

	Lazard Developing Markets Equity Portfolio		Lazard Emerging Markets Equity Blend Portfolio

	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011

Increase (Decrease) in Net Assets
Operations
Net investment income	$2,293,054	$768,811	$1,554,071	$1,302,934
Net realized gain (loss) on investments, foreign currency, forward currency contracts, options and swap agreements	(26,688,575)	218,300	(9,415,007)	(5,213,592)
Net change in unrealized appreciation (depreciation) on investments, foreign currency, forward currency contracts, options and swap agreements	66,218,856	(75,233,479)	33,414,173	(20,917,779)

Net increase (decrease) in net assets resulting from operations	41,823,335	(74,246,368)	25,553,237	(24,828,437)

Distributions to shareholders
From net investment income
Institutional Shares	(2,990,604)	—	(1,818,322)	(696,096)
Open Shares	(543,087)	—	(234,422)	(103,924)
From net realized gains
Institutional Shares	—	(7,111,703)	—	(434,860)
Open Shares	—	(2,840,044)	—	(76,627)

Net decrease in net assets resulting from distributions	(3,533,691)	(9,951,747)	(2,052,744)	(1,311,507)

Capital stock transactions
Net proceeds from sales
Institutional Shares	232,206,374	217,433,902	126,047,840	94,705,788
Open Shares	69,347,007	82,229,202	19,150,166	21,900,003
Net proceeds from reinvestment of distributions
Institutional Shares	2,295,074	6,399,337	1,648,749	1,011,504
Open Shares	531,153	2,738,730	224,500	154,425
Cost of shares redeemed
Institutional Shares	(83,942,317)	(78,772,507)	(30,534,803)	(43,724,613)
Open Shares	(49,472,367)	(96,382,546)	(8,540,728)	(4,197,007)

Net increase in net assets from capital stock transactions	170,964,924	133,646,118	107,995,724	69,850,100

Redemption fees (Note 2(l))
Institutional Shares	3,158	10,653	822	2,295
Open Shares	8,787	15,749	955	2,633

Net increase in net assets from redemption fees	11,945	26,402	1,777	4,928

Total increase in net assets	209,266,513	49,474,405	131,497,994	43,715,084
Net assets at beginning of period	223,856,431	174,382,026	107,662,039	63,946,955

Net assets at end of period*	$433,122,944	$223,856,431	$239,160,033	$107,662,039

* Includes undistributed (distributions in excess of) net investment income of	$(1,570,471)	$(75,454)	$(564,690)	$21,088

(a) Portfolio commenced operations on March 31, 2011.
(b) Portfolio commenced operations on February 28, 2011.
(c) For the period June 1, 2011 to December 31, 2011. The Portfolio has changed its fiscal year end to December 31.
Shares issued and redeemed
Institutional Shares
Shares outstanding at beginning of period	15,019,710	4,815,473	8,706,504	4,402,117

Shares sold	19,277,485	15,748,244	11,499,059	8,327,731
Shares issued to shareholders from reinvestment of distributions	188,429	585,174	146,735	99,892
Shares redeemed	(7,084,811)	(6,129,181)	(2,754,037)	(4,123,236)

Net increase	12,381,103	10,204,237	8,891,757	4,304,387

Shares outstanding at end of period	27,400,813	15,019,710	17,598,261	8,706,504

Open Shares
Shares outstanding at beginning of period	5,935,969	6,698,626	2,312,343	733,742

Shares sold	5,734,648	5,937,465	1,744,940	1,948,997
Shares issued to shareholders from reinvestment of distributions	43,573	250,052	20,008	15,256
Shares redeemed	(4,186,414)	(6,950,174)	(785,314)	(385,652)

Net increase (decrease)	1,591,807	(762,657)	979,634	1,578,601

Shares outstanding at end of period	7,527,776	5,935,969	3,291,977	2,312,343

(d) The inception date for Institutional Shares was September 26, 2011.

The accompanying notes are an integral part of these financial statements.

130  Annual Report

	Lazard Emerging Markets Multi-Strategy Portfolio		Lazard Emerging Markets Debt Portfolio		Lazard U.S. Realty Income Portfolio

	Year Ended December 31, 2012	Period Ended December 31, 2011 (a)	Year Ended December 31, 2012	Period Ended December 31, 2011 (b)	Year Ended December 31, 2012	Period Ended December 31, 2011 (c)

Increase (Decrease) in Net Assets
Operations
Net investment income	$809,863	$423,369	$9,275,669	$1,547,264	$3,594,577	$692,682
Net realized gain (loss) on investments, foreign currency, forward currency contracts, options and swap agreements	(606,707)	(1,559,379)	8,400,606	(163,912)	2,753,485	(322,300)
Net change in unrealized appreciation (depreciation) on investments, foreign currency, forward currency contracts, options and swap agreements	10,132,597	(4,433,010)	16,441,726	(841,177)	4,495,301	(702,514)

Net increase (decrease) in net assets resulting from operations	10,335,753	(5,569,020)	34,118,001	542,175	10,843,363	(332,132)

Distributions to shareholders
From net investment income
Institutional Shares	(878,676)	(334,780)	(9,238,454)	(2,116,437)	(1,744,918)	(246,537)
Open Shares	(3,690)	(695)	(32,787)	(4,138)	(854,779)	(330,886)
From net realized gains
Institutional Shares	—	—	(6,223,334)	(60,732)	(1,411,685)	(165,398)
Open Shares	—	—	(24,139)	(73)	(1,390,717)	(1,148,069)

Net decrease in net assets resulting from distributions	(882,366)	(335,475)	(15,518,714)	(2,181,380)	(5,402,099)	(1,890,890)

Capital stock transactions
Net proceeds from sales
Institutional Shares	75,678,101	69,298,619	181,821,383	112,425,717	31,471,528	18,654,084
Open Shares	906,882	311,534	1,280,269	127,708	53,636,715	3,511,632
Net proceeds from reinvestment of distributions
Institutional Shares	699,458	216,928	14,815,813	2,052,208	3,078,434	405,885
Open Shares	3,535	600	52,868	4,211	2,093,258	1,041,199
Cost of shares redeemed
Institutional Shares	(17,301,390)	(7,101,793)	(35,834,871)	(6,029,330)	(6,321,457)	(3,045)
Open Shares	(357,454)	(32,386)	(375,933)	—	(7,842,310)	(11,361,563)

Net increase in net assets from capital stock transactions	59,629,132	62,693,502	161,759,529	108,580,514	76,116,168	12,248,192

Redemption fees (Note 2(l))
Institutional Shares	5,029	144	531	—	398	—
Open Shares	—	9	217	—	3,518	1,188

Net increase in net assets from redemption fees	5,029	153	748	—	3,916	1,188

Total increase in net assets	69,087,548	56,789,160	180,359,564	106,941,309	81,561,348	10,026,358
Net assets at beginning of period	56,789,160	—	106,941,309	—	25,856,174	15,829,816

Net assets at end of period*	$125,876,708	$56,789,160	$287,300,873	$106,941,309	$107,417,522	$25,856,174

* Includes undistributed (distributions in excess of) net investment income of	$(104,364)	$(331,733)	$23,729	$(677,099)	$—	$—

(a) Portfolio commenced operations on March 31, 2011.
(b) Portfolio commenced operations on February 28, 2011.
(c) For the period June 1, 2011 to December 31, 2011. The Portfolio has changed its fiscal year end to December 31.
Shares issued and redeemed
Institutional Shares
Shares outstanding at beginning of period	6,594,816	—	10,949,189	—	2,660,028	— (d)

Shares sold	8,074,885	7,349,497	17,476,495	11,336,962	3,811,160	2,605,512
Shares issued to shareholders from reinvestment of distributions	73,088	25,461	1,392,026	207,193	366,619	54,927
Shares redeemed	(1,853,292)	(780,142)	(3,447,817)	(594,966)	(764,322)	(411)

Net increase	6,294,681	6,594,816	15,420,704	10,949,189	3,413,457	2,660,028

Shares outstanding at end of period	12,889,497	6,594,816	26,369,893	10,949,189	6,073,485	2,660,028

Open Shares
Shares outstanding at beginning of period	30,517	—	13,123	—	805,878	1,395,477

Shares sold	97,091	33,957	122,285	12,706	6,359,333	437,397
Shares issued to shareholders from reinvestment of distributions	369	70	4,941	417	247,778	138,495
Shares redeemed	(39,633)	(3,510)	(35,768)	—	(938,391)	(1,165,491)

Net increase (decrease)	57,827	30,517	91,458	13,123	5,668,720	(589,599)

Shares outstanding at end of period	88,344	30,517	104,581	13,123	6,474,598	805,878

(d) The inception date for Institutional Shares was September 26, 2011.

Annual Report  131

	Lazard U.S. Realty Equity Portfolio		Lazard International Realty Equity Portfolio

	Year Ended December 31, 2012	Period Ended December 31, 2011 (a)	Year Ended December 31, 2012	Period Ended December 31, 2011 (a)

Increase (Decrease) in Net Assets
Operations
Net investment income	$674,794	$29,627	$55,655	$8,105
Net realized gain (loss) on investments, foreign currency and forward currency contracts	1,566,296	233,648	196,406	(63,550)
Net change in unrealized appreciation (depreciation) on investments, foreign currency and foreign currency contracts	2,353,234	(661,411)	1,145,098	(404,282)

Net increase (decrease) in net assets resulting from operations	4,594,324	(398,136)	1,397,159	(459,727)

Distributions to shareholders
From net investment income
Institutional Shares	(24,750)	(10,686)	(89,484)	(34,441)
Open Shares	(415,366)	(4,322)	(67,032)	(38,933)
From net realized gains
Institutional Shares	(62,992)	(319,969)	(18,944)	(15,206)
Open Shares	(1,532,345)	(270,611)	(15,413)	(11,959)
From return of capital
Institutional Shares	—	—	—	—
Open Shares	—	—	—	—

Net decrease in net assets resulting from distributions	(2,035,453)	(605,588)	(190,873)	(100,539)

Capital stock transactions
Net proceeds from sales
Institutional Shares	924,792	1,305,500	19,658	2,000,000
Open Shares	77,949,831	263,978	1,509,496	71,663
Net proceeds from reinvestment of distributions
Institutional Shares	82,714	330,655	108,427	49,648
Open Shares	1,882,791	272,510	75,995	44,345
Cost of shares redeemed
Institutional Shares	(69)	—	(6,635)	—
Open Shares	(17,902,557)	(3,359,846)	(488,552)	(740,648)

Net increase (decrease) in net assets from capital stock transactions	62,937,502	(1,187,203)	1,218,389	1,425,008

Redemption fees (Note 2(l))
Institutional Shares	1	—	1	—
Open Shares	22,440	1,457	447	—

Net increase in net assets from redemption fees	22,441	1,457	448	—

Total increase (decrease) in net assets	65,518,814	(2,189,470)	2,425,123	864,742
Net assets at beginning of period	2,662,570	4,852,040	2,581,119	1,716,377

Net assets at end of period*	$68,181,384	$2,662,570	$5,006,242	$2,581,119

* Includes undistributed (distributions in excess of) net investment income of	$—	$—	$(96,151)	$(26,911)

(a) For the period June 1, 2011 to December 31, 2011. The Portfolio has changed its fiscal year end to December 31.
(b) U.S. Municipal Portfolio and Global Fixed Income Portfolio commenced operations on February 28, 2011 and March 30, 2012, respectively.
Shares issued and redeemed
Institutional Shares
Shares outstanding at beginning of period	102,426	— (d)	157,229	— (d)

Shares sold	53,434	80,121	1,367	153,406
Shares issued to shareholders from reinvestment of distributions	4,761	22,305	6,508	3,823
Shares redeemed	(4)	—	(416)	—

Net increase	58,191	102,426	7,459	157,229

Shares outstanding at end of period	160,617	102,426	164,688	157,229

Open Shares
Shares outstanding at beginning of period	76,246	248,909	54,805	101,112

Shares sold	4,609,856	15,910	102,778	4,906
Shares issued to shareholders from reinvestment of distributions	108,075	18,351	4,567	3,382
Shares redeemed	(1,046,612)	(206,924)	(31,951)	(54,595)

Net increase (decrease)	3,671,319	(172,663)	75,394	(46,307)

Shares outstanding at end of period	3,747,565	76,246	130,199	54,805

(d) The inception date for Institutional Shares was September 26, 2011.

The accompanying notes are an integral part of these financial statements.

132 Annual Report

	Lazard U.S. High Yield Portfolio		Lazard U.S. Municipal Portfolio		Lazard Global Fixed Income Portfolio

	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Period Ended December 31, 2011 (b)	Period Ended December 31, 2012 (b)

Increase (Decrease) in Net Assets
Operations
Net investment income	$12,027,385	$10,726,159	$245,864	$174,858	$72,075
Net realized gain (loss) on investments, foreign currency and forward currency contracts	(812,130)	2,052,076	299,763	(34,936)	12,144
Net change in unrealized appreciation (depreciation) on investments, foreign currency and foreign currency contracts	9,188,204	(5,269,974)	(106,874)	330,476	51,583

Net increase (decrease) in net assets resulting from operations	20,403,459	7,508,261	438,753	470,398	135,802

Distributions to shareholders
From net investment income
Institutional Shares	(11,731,153)	(9,400,123)	(245,376)	(173,726)	(27,809)
Open Shares	(296,232)	(1,330,150)	(488)	(1,432)	(227)
From net realized gains
Institutional Shares	—	—	(69,717)	(48,209)	—
Open Shares	—	—	(15)	(429)	—
From return of capital
Institutional Shares	—	—	—	—	(44,060)
Open Shares	—	—	—	—	(360)

Net decrease in net assets resulting from distributions	(12,027,385)	(10,730,273)	(315,596)	(223,796)	(72,456)

Capital stock transactions
Net proceeds from sales
Institutional Shares	73,510,534	57,646,994	12,480,126	11,938,179	7,859,060
Open Shares	2,383,005	14,541,009	—	99,000	64,295
Net proceeds from reinvestment of distributions
Institutional Shares	10,032,308	7,284,236	263,941	209,652	71,235
Open Shares	240,865	1,235,788	503	1,860	529
Cost of shares redeemed
Institutional Shares	(60,171,868)	(23,312,985)	(4,733,944)	(798,710)	(3,179,754)
Open Shares	(10,254,392)	(29,989,819)	(100,000)	—	(9,970)

Net increase (decrease) in net assets from capital stock transactions	15,740,452	27,405,223	7,910,626	11,449,981	4,805,395

Redemption fees (Note 2(l))
Institutional Shares	80	3,520	5	3	—
Open Shares	321	445	—	—	—

Net increase in net assets from redemption fees	401	3,965	5	3	—

Total increase (decrease) in net assets	24,116,927	24,187,176	8,033,788	11,696,586	4,868,741
Net assets at beginning of period	162,880,365	138,693,189	11,696,586	—	—

Net assets at end of period*	$186,997,292	$162,880,365	$19,730,374	$11,696,586	$4,868,741

* Includes undistributed (distributions in excess of) net investment income of	$(109,177)	$(128,289)	$(300)	$(300)	$56,183

(a) For the period June 1, 2011 to December 31, 2011. The Portfolio has changed its fiscal year end to December 31.
(b) U.S. Municipal Portfolio and Global Fixed Income Portfolio commenced operations on February 28, 2011 and March 30, 2012, respectively.
Shares issued and redeemed
Institutional Shares
Shares outstanding at beginning of period	31,644,633	23,045,185	1,132,905	—	—

Shares sold	14,994,633	11,937,663	1,212,766	1,190,953	785,190
Shares issued to shareholders from reinvestment of distributions	2,035,775	1,505,072	25,580	20,653	7,030
Shares redeemed	(12,233,450)	(4,843,287)	(457,560)	(78,701)	(318,547)

Net increase	4,796,958	8,599,448	780,786	1,132,905	473,673

Shares outstanding at end of period	36,441,591	31,644,633	1,913,691	1,132,905	473,673

Open Shares
Shares outstanding at beginning of period	2,416,907	5,357,420	10,083	—	—

Shares sold	490,550	2,973,657	—	9,900	6,374
Shares issued to shareholders from reinvestment of distributions	48,681	251,073	49	183	52
Shares redeemed	(2,113,525)	(6,165,243)	(9,727)	—	(1,000)
Net increase (decrease)	(1,574,294)	(2,940,513)	(9,678)	10,083	5,426
Shares outstanding at end of period	842,613	2,416,907	405	10,083	5,426

Annual Report  133

	Lazard Capital Allocator Opportunistic Strategies Portfolio

	Year Ended December 31, 2012	Year Ended December 31, 2011

Increase (Decrease) in Net Assets
Operations
Net investment income	$2,849,308	$3,161,113
Net realized gain on investments, foreign currency, forward currency contracts, options and swap agreements	3,977,250	28,152,296
Net change in unrealized appreciation (depreciation) on investments, foreign currency, forward currency contracts, options and swap agreements	14,414,375	(37,418,891)

Net increase (decrease) in net assets resulting from operations	21,240,933	(6,105,482)

Distributions to shareholders
From net investment income
Institutional Shares	(1,741,480)	(3,523,669)
Open Shares	(14,988)	(59,701)
From net realized gains
Institutional Shares	—	(6,713,946)
Open Shares	—	(154,961)

Net decrease in net assets resulting from distributions	(1,756,468)	(10,452,277)

Capital stock transactions
Net proceeds from sales
Institutional Shares	42,720,549	113,697,161
Open Shares	357,130	3,431,907
Net proceeds from reinvestment of distributions
Institutional Shares	705,622	4,208,402
Open Shares	13,997	200,236
Cost of shares redeemed
Institutional Shares	(96,362,264)	(82,327,061)
Open Shares	(3,788,199)	(4,278,584)

Net increase (decrease) in net assets from capital stock transactions	(56,353,165)	34,932,061

Redemption fees (Note 2(l))
Institutional Shares	7,632	2,220
Open Shares	—	395

Net increase in net assets from redemption fees	7,632	2,615

Total increase (decrease) in net assets	(36,861,068)	18,376,917
Net assets at beginning of year	264,942,720	246,565,803

Net assets at end of year*	$228,081,652	$264,942,720

* Includes distributions in excess of net investment income of	$11,254	$(2,213,504)

Shares issued and redeemed
Institutional Shares
Shares outstanding at beginning of year	27,954,774	24,035,924

Shares sold	4,341,367	11,657,534
Shares issued to shareholders from reinvestment of distributions	70,775	457,708
Shares redeemed	(9,944,269)	(8,196,392)

Net increase (decrease)	(5,532,127)	3,918,850

Shares outstanding at end of year	22,422,647	27,954,774

Open Shares
Shares outstanding at beginning of year	660,085	718,711

Shares sold	36,305	341,942
Shares issued to shareholders from reinvestment of distributions	1,404	21,789
Shares redeemed	(388,857)	(422,357)

Net decrease	(351,148)	(58,626)

Shares outstanding at end of year	308,937	660,085

The accompanying notes are an integral part of these financial statements.

134  Annual Report

The Lazard Funds, Inc. Financial Highlights

LAZARD U.S. EQUITY CONCENTRATED PORTFOLIO

Selected data for a share of capital stock outstanding throughout each year	Year Ended

	12/31/12	12/31/11	12/31/10	12/31/09	12/31/08

Institutional Shares
Net asset value, beginning of year	$9.24	$9.56	$8.62	$7.00	$11.25

Income (loss) from investment operations:
Net investment income (a)	0.20	0.15	0.10	0.12	0.18
Net realized and unrealized gain (loss)	1.37	(0.30)	0.93	1.62	(4.26)

Total from investment operations	1.57	(0.15)	1.03	1.74	(4.08)

Less distributions from:
Net investment income	(0.10)	(0.17)	(0.09)	(0.12)	(0.17)

Total distributions	(0.10)	(0.17)	(0.09)	(0.12)	(0.17)

Redemption fees	— (c)	—(c )	—(c )	—	—

Net asset value, end of year	$10.71	$9.24	$9.56	$8.62	$7.00

Total Return (b)	16.83%	–1.47%	12.00%	24.81%	–36.18%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$121,379	$11,108	$13,066	$8,464	$6,554
Ratios to average net assets:
Net expenses	0.93%	0.75%	0.97%	1.00%	1.00%
Gross expenses	1.28%	2.27%	2.76%	3.44%	3.21%
Net investment income	1.94%	1.59%	1.19%	1.60%	1.90%
Portfolio turnover rate	116%	53%	53%	62%	97%

Selected data for a share of capital stock outstanding throughout each year	Year Ended

	12/31/12	12/31/11	12/31/10	12/31/09	12/31/08

Open Shares
Net asset value, beginning of year	$9.30	$9.61	$8.67	$7.04	$11.31

Income (loss) from investment operations:
Net investment income (a)	0.15	0.12	0.08	0.09	0.15
Net realized and unrealized gain (loss)	1.39	(0.29)	0.93	1.64	(4.28)

Total from investment operations	1.54	(0.17)	1.01	1.73	(4.13)

Less distributions from:
Net investment income	(0.07)	(0.14)	(0.07)	(0.10)	(0.14)

Total distributions	(0.07)	(0.14)	(0.07)	(0.10)	(0.14)

Redemption fees	— (c)	— (c)	—	— (c)	—

Net asset value, end of year	$10.77	$9.30	$9.61	$8.67	$7.04

Total Return (b)	16.51%	–1.77%	11.62%	24.49%	–36.43%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$691	$312	$294	$300	$134
Ratios to average net assets:
Net expenses	1.19%	1.05%	1.27%	1.30%	1.30%
Gross expenses	4.84%	6.49%	7.28%	5.52%	12.10%
Net investment income	1.51%	1.30%	0.88%	1.15%	1.56%
Portfolio turnover rate	116%	53%	53%	62%	97%

(a)	Net investment income has been computed using the average shares method.
(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or State Street; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

(c)	Amount is less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Annual Report  135

LAZARD U.S. STRATEGIC EQUITY PORTFOLIO

Selected data for a share of capital stock outstanding throughout each year	Year Ended

	12/31/12	12/31/11	12/31/10	12/31/09	12/31/08

Institutional Shares
Net asset value, beginning of year	$9.03	$8.97	$8.02	$6.26	$10.03

Income (loss) from investment operations:
Net investment income (a)	0.14	0.12	0.07	0.08	0.12
Net realized and unrealized gain (loss)	1.17	0.02	0.97	1.68	(3.65)

Total from investment operations	1.31	0.14	1.04	1.76	(3.53)

Less distributions from:
Net investment income	(0.23)	(0.08)	(0.09)	—	(0.12)
Net realized gains	—	—	—	—	(0.12)

Total distributions	(0.23)	(0.08)	(0.09)	—	(0.24)

Redemption fees	— (c)	— (c)	— (c)	—	—

Net asset value, end of year	$10.11	$9.03	$8.97	$8.02	$6.26

Total Return (b)	14.56%	1.65%	13.13%	28.12%	–35.43%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$75,327	$64,239	$71,207	$66,153	$54,749
Ratios to average net assets:
Net expenses	0.75%	0.75%	1.01%	1.05%	1.05%
Gross expenses	0.99%	1.00%	1.06%	1.09%	1.06%
Net investment income	1.40%	1.29%	0.88%	1.26%	1.45%
Portfolio turnover rate	60%	48%	49%	76%	82%

Selected data for a share of capital stock outstanding throughout each year	Year Ended

	12/31/12	12/31/11	12/31/10	12/31/09	12/31/08

Open Shares
Net asset value, beginning of year	$9.04	$8.97	$8.02	$6.28	$10.05

Income (loss) from investment operations:
Net investment income (a)	0.11	0.09	0.05	0.07	0.10
Net realized and unrealized gain (loss)	1.16	0.03	0.97	1.67	(3.65)

Total from investment operations	1.27	0.12	1.02	1.74	(3.55)

Less distributions from:
Net investment income	(0.17)	(0.05)	(0.07)	—	(0.10)
Net realized gains	—	—	—	—	(0.12)

Total distributions	(0.17)	(0.05)	(0.07)	—	(0.22)

Redemption fees	—	—	— (c)	—	—

Net asset value, end of year	$10.14	$9.04	$8.97	$8.02	$6.28

Total Return (b)	14.10%	1.42%	12.79%	27.71%	—35.63%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$8,401	$8,478	$10,024	$8,945	$7,218
Ratios to average net assets:
Net expenses	1.05%	1.05%	1.31%	1.35%	1.35%
Gross expenses	1.37%	1.36%	1.44%	1.39%	1.51%
Net investment income	1.10%	0.99%	0.59%	0.96%	1.15%
Portfolio turnover rate	60%	48%	49%	76%	82%

(a)	Net investment income has been computed using the average shares method.
(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

(c)	Amount is less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

136  Annual Report

LAZARD U.S. MID CAP EQUITY PORTFOLIO

Selected data for a share of capital stock outstanding throughout each year	Year Ended

	12/31/12	12/31/11	12/31/10	12/31/09	12/31/08

Institutional Shares
Net asset value, beginning of year	$11.87	$12.61	$10.31	$7.50	$12.46

Income (loss) from investment operations:
Net investment income (a)	0.05	0.05	0.10	0.08	0.15
Net realized and unrealized gain (loss)	0.63	(0.75)	2.31	2.81	(4.93)

Total from investment operations	0.68	(0.70)	2.41	2.89	(4.78)

Less distributions from:
Net investment income	(0.03)	(0.04)	(0.11)	(0.08)	(0.18)

Total distributions	(0.03)	(0.04)	(0.11)	(0.08)	(0.18)

Redemption fees	— (c)	— (c)	— (c)	— (c)	— (c)

Net asset value, end of year	$12.52	$11.87	$12.61	$10.31	$7.50

Total Return (b)	5.76%	–5.58%	23.43%	38.49%	–38.33%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$30,803	$91,740	$126,626	$143,267	$103,650
Ratios to average net assets:
Net expenses	0.98%	0.93%	0.91%	0.91%	0.89%
Gross expenses	0.98%	0.93%	0.91%	0.91%	0.89%
Net investment income	0.40%	0.37%	0.90%	0.90%	1.41%
Portfolio turnover rate	102%	83%	75%	77%	81%

Selected data for a share of capital stock outstanding throughout each year	Year Ended

	12/31/12	12/31/11	12/31/10	12/31/09	12/31/08

Open Shares
Net asset value, beginning of year	$11.72	$12.45	$10.18	$7.40	$12.29

Income (loss) from investment operations:
Net investment income (a)	0.03	0.01	0.07	0.05	0.13
Net realized and unrealized gain (loss)	0.61	(0.74)	2.28	2.78	(4.87)

Total from investment operations	0.64	(0.73)	2.35	2.83	(4.74)

Less distributions from:
Net investment income	(0.01)	— (c)	(0.08)	(0.05)	(0.15)

Total distributions	(0.01)	— (c)	(0.08)	(0.05)	(0.15)

Redemption fees	— (c)	— (c)	— (c)	— (c)	— (c)

Net asset value, end of year	$12.35	$11.72	$12.45	$10.18	$7.40

Total Return (b)	5.44%	–5.84%	23.09%	38.26%	–38.53%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$41,492	$52,048	$69,551	$69,737	$64,372
Ratios to average net assets:
Net expenses	1.26%	1.19%	1.17%	1.17%	1.15%
Gross expenses	1.26%	1.19%	1.17%	1.17%	1.15%
Net investment income	0.21%	0.11%	0.66%	0.64%	1.17%
Portfolio turnover rate	102%	83%	75%	77%	81%

(a)	Net investment income has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any.
(c)	Amount is less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Annual Report 137

LAZARD U.S. SMALL-MID CAP EQUITY PORTFOLIO

	Year Ended
Selected data for a share of capital
stock outstanding throughout each year	12/31/12	12/31/11	12/31/10	12/31/09	12/31/08

Institutional Shares
Net asset value, beginning of year	$11.82	$14.55	$11.80	$7.59	$11.58

Income (loss) from investment operations:
Net investment income (loss) (a)	0.05	0.01	0.09	(0.01)	0.01
Net realized and unrealized gain (loss)	1.77	(1.45)	2.70	4.22	(4.00)

Total from investment operations	1.82	(1.44)	2.79	4.21	(3.99)

Less distributions from:
Net investment income	(0.02)	—	(0.04)	—	—
Net realized gains	(0.33)	(1.29)	—	—	—

Total distributions	(0.35)	(1.29)	(0.04)	—	—

Redemption fees	— (c)	— (c)	— (c)	—	— (c)

Net asset value, end of year	$13.29	$11.82	$14.55	$11.80	$7.59

Total Return (b)	15.45%	–9.83%	23.67%	55.47%	–34.46%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$289,855	$167,042	$238,901	$56,042	$36,934
Ratios to average net assets:
Net expenses	0.88%	0.90%	1.00%	1.22%	1.13%
Gross expenses	0.88%	0.90%	1.00%	1.23%	1.13%
Net investment income (loss)	0.41%	0.08%	0.68%	–0.12%	0.08%
Portfolio turnover rate	92%	110%	114%	195%	138%

	Year Ended
Selected data for a share of capital
stock outstanding throughout each year	12/31/12	12/31/11	12/31/10	12/31/09	12/31/08

Open Shares
Net asset value, beginning of year	$11.52	$14.26	$11.56	$7.46	$11.43

Income (loss) from investment operations:
Net investment income (loss) (a)	— (c)	(0.03)	0.03	(0.04)	(0.03)
Net realized and unrealized gain (loss)	1.73	(1.42)	2.67	4.14	(3.94)

Total from investment operations	1.73	(1.45)	2.70	4.10	(3.97)

Less distributions from:
Net realized gains	(0.33)	(1.29)	—	—	—

Total distributions	(0.33)	(1.29)	—	—	—

Redemption fees	— (c)	— (c)	— (c)	— (c)	— (c)

Net asset value, end of year	$12.92	$11.52	$14.26	$11.56	$7.46

Total Return (b)	14.97%	–10.09%	23.36%	54.96%	–34.73%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$15,984	$20,039	$21,620	$19,531	$10,500
Ratios to average net assets:
Net expenses	1.21%	1.21%	1.34%	1.51%	1.49%
Gross expenses	1.21%	1.21%	1.34%	1.52%	1.49%
Net investment income (loss)	0.01%	–0.23%	0.21%	–0.40%	–0.26%
Portfolio turnover rate	92%	110%	114%	195%	138%

(a)	Net investment income (loss) has been computed using the average shares method.
(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

(c)	Amount is less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

138  Annual Report

LAZARD GLOBAL LISTED INFRASTRUCTURE PORTFOLIO

	Year Ended
Selected data for a share of capital				Period Ended
stock outstanding throughout each period	12/31/12	12/31/11	12/31/10	12/31/09*

Institutional Shares
Net asset value, beginning of period	$9.78	$10.31	$10.00	$10.00

Income (loss) from investment operations:
Net investment income (loss) (a)	0.31	0.33	0.30	—	(c)
Net realized and unrealized gain (loss)	1.43	(0.48)	0.34	—

Total from investment operations	1.74	(0.15)	0.64	—	(c)

Less distributions from:
Net investment income	(0.35)	(0.15)	(0.23)	—
Net realized gains	(0.21)	(0.23)	(0.10)	—

Total distributions	(0.56)	(0.38)	(0.33)	—

Redemption fees	— (c)	— (c)	— (c)	—

Net asset value, end of period	$10.96	$9.78	$10.31	$10.00

Total Return (b)	18.05%	–1.55%	6.63%	0.00%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$125,112	$104,439	$115,680	$74
Ratios to average net assets:
Net expenses (d)	1.14%	1.09%	1.30%	1.30%
Gross expenses (d)	1.14%	1.09%	1.35%	1,825.00	%(e)
Net investment income (loss) (d)	3.01%	3.15%	3.01%	–1.30%
Portfolio turnover rate	26%	135%	46%	0%

	Year Ended
Selected data for a share of capital				Period Ended
stock outstanding throughout each period	12/31/12	12/31/11	12/31/10	12/31/09*

Open Shares
Net asset value, beginning of period	$9.78	$10.34	$10.00	$10.00

Income (loss) from investment operations:
Net investment income (loss) (a)	0.28	0.28	0.24	—	(c)
Net realized and unrealized gain (loss)	1.42	(0.49)	0.38	—

Total from investment operations	1.70	(0.21)	0.62	—	(c)

Less distributions from:
Net investment income	(0.30)	(0.12)	(0.18)	—
Net realized gains	(0.21)	(0.23)	(0.10)	—

Total distributions	(0.51)	(0.35)	(0.28)	—

Redemption fees	— (c)	— (c)	—	—

Net asset value, end of period	$10.97	$9.78	$10.34	$10.00

Total Return (b)	17.54%	–1.95%	6.28%	0.00%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$12,715	$8,359	$118	$50
Ratios to average net assets:
Net expenses (d)	1.50%	1.60%	1.60%	1.60%
Gross expenses (d)	1.50%	1.67%	18.06%	1,825.00	%(e)
Net investment income (loss) (d)	2.66%	2.81%	2.37%	–1.60%
Portfolio turnover rate	26%	135%	46%	0%

*	Portfolio commenced operations on December 31, 2009.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

(c)	Amount is less than $0.01 per share.
(d)	Annualized for a period of less than one year.
(e)	Gross expense ratio was the result of the Portfolio being in existence for one day during the period ended 12/31/09.

The accompanying notes are an integral part of these financial statements.

Annual Report  139

LAZARD INTERNATIONAL EQUITY PORTFOLIO

	Year Ended
Selected data for a share of capital
stock outstanding throughout each year	12/31/12	12/31/11	12/31/10	12/31/09	12/31/08

Institutional Shares
Net asset value, beginning of year	$12.49	$13.81	$13.14	$10.50	$17.55

Income (loss) from investment operations:
Net investment income (a)	0.25	0.27	0.21	0.26	0.36
Net realized and unrealized gain (loss)	2.56	(1.25)	0.82	2.38	(7.00)

Total from investment operations	2.81	(0.98)	1.03	2.64	(6.64)

Less distributions from:
Net investment income	(0.52)	(0.34)	(0.36)	— (c)	(0.41)

Total distributions	(0.52)	(0.34)	(0.36)	— (c)	(0.41)

Redemption fees	— (c)	— (c)	— (c)	— (c)	— (c)

Net asset value, end of year	$14.78	$12.49	$13.81	$13.14	$10.50

Total Return (b)	22.70%	–7.17%	8.04%	25.19%	–37.75%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$109,088	$86,880	$127,485	$139,070	$119,870
Ratios to average net assets:
Net expenses	1.02%	1.03%	0.98%	0.99%	0.93%
Gross expenses	1.02%	1.03%	0.98%	0.99%	0.93%
Net investment income	1.85%	1.99%	1.63%	2.33%	2.47%
Portfolio turnover rate	48%	39%	53%	66%	44%

	Year Ended
Selected data for a share of capital
stock outstanding throughout each year	12/31/12	12/31/11	12/31/10	12/31/09	12/31/08

Open Shares
Net asset value, beginning of year	$12.59	$13.91	$13.24	$10.60	$17.69

Income (loss) from investment operations:
Net investment income (a)	0.21	0.24	0.16	0.22	0.31
Net realized and unrealized gain (loss)	2.57	(1.26)	0.83	2.42	(7.04)

Total from investment operations	2.78	(1.02)	0.99	2.64	(6.73)

Less distributions from:
Net investment income	(0.43)	(0.30)	(0.32)	—	(0.36)

Total distributions	(0.43)	(0.30)	(0.32)	—	(0.36)

Redemption fees	— (c)	— (c)	— (c)	—	— (c)

Net asset value, end of year	$14.94	$12.59	$13.91	$13.24	$10.60

Total Return (b)	22.30%	–7.42%	7.65%	24.91%	–37.98%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$25,610	$18,699	$28,670	$19,520	$14,829
Ratios to average net assets:
Net expenses	1.32%	1.33%	1.29%	1.27%	1.28%
Gross expenses	1.32%	1.33%	1.29%	1.27%	1.28%
Net investment income	1.49%	1.78%	1.25%	1.98%	2.16%
Portfolio turnover rate	48%	39%	53%	66%	44%

(a)	Net investment income has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any.
(c)	Amount is less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

140  Annual Report

LAZARD INTERNATIONAL EQUITY SELECT PORTFOLIO

Selected data for a share of capital stock outstanding throughout each year	Year Ended

	12/31/12	12/31/11	12/31/10	12/31/09	12/31/08

Institutional Shares
Net asset value, beginning of year	$7.18	$7.99	$7.70	$6.39	$11.78

Income (loss) from investment operations:
Net investment income (a)	0.12	0.13	0.14	0.17	0.30
Net realized and unrealized gain (loss)	1.43	(0.70)	0.49	1.16	(4.73)

Total from investment operations	1.55	(0.57)	0.63	1.33	(4.43)

Less distributions from:
Net investment income	(0.22)	(0.24)	(0.34)	(0.02)	(0.33)
Net realized gains	—	—	—	—	(0.63)

Total distributions	(0.22)	(0.24)	(0.34)	(0.02)	(0.96)

Redemption fees	— (c)	— (c)	—	— (c)	— (c)

Net asset value, end of year	$8.51	$7.18	$7.99	$7.70	$6.39

Total Return (b)	21.59%	–7.14%	8.49%	20.86%	–38.74%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$7,571	$4,519	$3,614	$3,925	$3,860
Ratios to average net assets:
Net expenses	1.15%	1.15%	1.15%	1.15%	1.15%
Gross expenses	4.17%	4.66%	5.08%	3.46%	2.24%
Net investment income	1.55%	1.72%	1.80%	2.52%	3.06%
Portfolio turnover rate	46%	55%	75%	67%	52%

Selected data for a share of capital stock outstanding throughout each year	Year Ended

	12/31/12	12/31/11	12/31/10	12/31/09	12/31/08

Open Shares
Net asset value, beginning of year	$7.20	$8.02	$7.72	$6.41	$11.81

Income (loss) from investment operations:
Net investment income (a)	0.12	0.11	0.12	0.14	0.26
Net realized and unrealized gain (loss)	1.42	(0.72)	0.49	1.17	(4.73)

Total from investment operations	1.54	(0.61)	0.61	1.31	(4.47)

Less distributions from:
Net investment income	(0.17)	(0.21)	(0.31)	— (c)	(0.30)
Net realized gains	—	—	—	—	(0.63)

Total distributions	(0.17)	(0.21)	(0.31)	— (c)	(0.93)

Redemption fees	— (c)	—	— (c)	— (c)	— (c)

Net asset value, end of year	$8.57	$7.20	$8.02	$7.72	$6.41

Total Return (b)	21.23%	–7.41%	8.29%	20.49%	–39.00%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$2,888	$2,463	$3,056	$4,530	$5,853
Ratios to average net assets:
Net expenses	1.45%	1.45%	1.45%	1.45%	1.45%
Gross expenses	4.77%	5.12%	5.31%	3.62%	2.47%
Net investment income	1.55%	1.43%	1.56%	2.11%	2.67%
Portfolio turnover rate	46%	55%	75%	67%	52%

(a)	Net investment income has been computed using the average shares method.
(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

(c)	Amount is less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Annual Report  141

LAZARD INTERNATIONAL STRATEGIC EQUITY PORTFOLIO

Selected data for a share of capital stock outstanding throughout each year	Year Ended

	12/31/12	12/31/11	12/31/10	12/31/09	12/31/08

Institutional Shares
Net asset value, beginning of year	$9.46	$10.63	$9.41	$7.51	$12.92

Income (loss) from investment operations:
Net investment income (a)	0.15	0.16	0.13	0.20	0.26
Net realized and unrealized gain (loss)	2.21	(1.19)	1.22	1.88	(5.43)

Total from investment operations	2.36	(1.03)	1.35	2.08	(5.17)

Less distributions from:
Net investment income	(0.11)	(0.14)	(0.13)	(0.18)	(0.22)
Net realized gains	—	—	—	—	(0.02)

Total distributions	(0.11)	(0.14)	(0.13)	(0.18)	(0.24)

Redemption fees	— (c)	— (c)	— (c)	— (c)	— (c)

Net asset value, end of year	$11.71	$9.46	$10.63	$9.41	$7.51

Total Return (b)	25.00%	–9.70%	14.43%	27.76%	–39.98%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$893,610	$435,411	$356,098	$311,570	$245,604
Ratios to average net assets:
Net expenses	0.86%	0.88%	0.90%	0.91%	0.90%
Gross expenses	0.86%	0.88%	0.90%	0.91%	0.90%
Net investment income	1.45%	1.53%	1.30%	2.42%	2.48%
Portfolio turnover rate	52%	53%	55%	129%	72%

Selected data for a share of capital stock outstanding throughout each year	Year Ended

	12/31/12	12/31/11	12/31/10	12/31/09	12/31/08

Open Shares
Net asset value, beginning of year	$9.53	$10.68	$9.43	$7.51	$12.90

Income (loss) from investment operations:
Net investment income (a)	0.09	0.13	0.09	0.16	0.23
Net realized and unrealized gain (loss)	2.26	(1.20)	1.24	1.90	(5.42)

Total from investment operations	2.35	(1.07)	1.33	2.06	(5.19)

Less distributions from:
Net investment income	(0.08)	(0.08)	(0.08)	(0.14)	(0.18)
Net realized gains	—	—	—	—	(0.02)

Total distributions	(0.08)	(0.08)	(0.08)	(0.14)	(0.20)

Redemption fees	— (c)	— (c)	— (c)	— (c)	— (c)

Net asset value, end of year	$11.80	$9.53	$10.68	$9.43	$7.51

Total Return (b)	24.74%	–10.01%	14.09%	27.38%	–40.18%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$315,811	$63,280	$46,051	$19,446	$13,627
Ratios to average net assets:
Net expenses	1.13%	1.16%	1.20%	1.21%	1.24%
Gross expenses	1.13%	1.16%	1.20%	1.21%	1.24%
Net investment income	0.87%	1.26%	0.89%	1.98%	2.23%
Portfolio turnover rate	52%	53%	55%	129%	72%

(a)	Net investment income has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any.
(c)	Amount is less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

142  Annual Report

LAZARD INTERNATIONAL SMALL CAP EQUITY PORTFOLIO

Selected data for a share of capital stock outstanding throughout each year	Year Ended

	12/31/12	12/31/11	12/31/10	12/31/09	12/31/08

Institutional Shares
Net asset value, beginning of year	$6.84	$8.12	$6.68	$4.80	$10.49

Income (loss) from investment operations:
Net investment income (a)	0.11	0.13	0.10	0.08	0.15
Net realized and unrealized gain (loss)	1.40	(1.27)	1.45	1.80	(5.19)

Total from investment operations	1.51	(1.14)	1.55	1.88	(5.04)

Less distributions from:
Net investment income	(0.23)	(0.14)	(0.11)	—	(0.14)
Net realized gains	—	—	—	—	(0.51)

Total distributions	(0.23)	(0.14)	(0.11)	—	(0.65)

Redemption fees	— (c)	— (c)	— (c)	— (c)	— (c)

Net asset value, end of year	$8.12	$6.84	$8.12	$6.68	$4.80

Total Return (b)	22.28%	–14.11%	23.55%	39.17%	–49.84%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$45,360	$38,879	$47,134	$40,243	$74,640
Ratios to average net assets:
Net expenses	1.13%	1.13%	1.13%	1.17%	0.98%
Gross expenses	1.18%	1.17%	1.21%	1.21%	0.98%
Net investment income	1.40%	1.65%	1.39%	1.55%	1.81%
Portfolio turnover rate	48%	28%	41%	51%	61%

Selected data for a share of capital stock outstanding throughout each year	Year Ended

	12/31/12	12/31/11	12/31/10	12/31/09	12/31/08

Open Shares
Net asset value, beginning of year	$6.86	$8.14	$6.70	$4.82	$10.51

Income (loss) from investment operations:
Net investment income (a)	0.08	0.10	0.08	0.07	0.13
Net realized and unrealized gain (loss)	1.41	(1.26)	1.45	1.81	(5.20)

Total from investment operations	1.49	(1.16)	1.53	1.88	(5.07)

Less distributions from:
Net investment income	(0.18)	(0.12)	(0.09)	—	(0.11)
Net realized gains	—	—	—	—	(0.51)

Total distributions	(0.18)	(0.12)	(0.09)	—	(0.62)

Redemption fees	— (c)	— (c)	— (c)	— (c)	— (c)

Net asset value, end of year	$8.17	$6.86	$8.14	$6.70	$4.82

Total Return (b)	21.96%	–14.36%	23.13%	39.00%	–50.02%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$17,669	$17,744	$24,984	$27,920	$30,052
Ratios to average net assets:
Net expenses	1.43%	1.43%	1.43%	1.43%	1.31%
Gross expenses	1.48%	1.46%	1.49%	1.48%	1.31%
Net investment income	1.08%	1.34%	1.09%	1.28%	1.56%
Portfolio turnover rate	48%	28%	41%	51%	61%

(a)	Net investment income has been computed using the average shares method.
(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

(c)	Amount is less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Annual Report  143

LAZARD EMERGING MARKETS EQUITY PORTFOLIO

Selected data for a share of capital stock outstanding throughout each year	Year Ended

	12/31/12	12/31/11	12/31/10	12/31/09	12/31/08

Institutional Shares
Net asset value, beginning of year	$16.80	$21.78	$18.01	$10.88	$23.88

Income (loss) from investment operations:
Net investment income (a)	0.35	0.49	0.38	0.35	0.61
Net realized and unrealized gain (loss)	3.39	(4.36)	3.71	7.24	(11.78)

Total from investment operations	3.74	(3.87)	4.09	7.59	(11.17)

Less distributions from:
Net investment income	(0.36)	(0.63)	(0.32)	(0.46)	(0.49)
Net realized gains	(0.64)	(0.48)	—	—	(1.34)

Total distributions	(1.00)	(1.11)	(0.32)	(0.46)	(1.83)

Redemption fees	— (c)	— (c)	— (c)	— (c)	— (c)

Net asset value, end of year	$19.54	$16.80	$21.78	$18.01	$10.88

Total Return (b)	22.36%	–17.75%	22.81%	69.82%	–47.88%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$13,315,172	$10,902,557	$14,561,085	$8,497,341	$3,295,983
Ratios to average net assets:
Net expenses	1.10%	1.12%	1.14%	1.15%	1.17%
Gross expenses	1.10%	1.12%	1.14%	1.15%	1.17%
Net investment income	1.85%	2.44%	1.96%	2.40%	3.16%
Portfolio turnover rate	23%	23%	23%	49%	43%

Selected data for a share of capital stock outstanding throughout each year	Year Ended

	12/31/12	12/31/11	12/31/10	12/31/09	12/31/08

Open Shares
Net asset value, beginning of year	$17.20	$22.19	$18.28	$11.05	$24.17

Income (loss) from investment operations:
Net investment income (a)	0.30	0.49	0.34	0.29	0.52
Net realized and unrealized gain (loss)	3.47	(4.50)	3.76	7.35	(11.87)

Total from investment operations	3.77	(4.01)	4.10	7.64	(11.35)

Less distributions from:
Net investment income	(0.30)	(0.50)	(0.19)	(0.41)	(0.43)
Net realized gains	(0.64)	(0.48)	—	—	(1.34)

Total distributions	(0.94)	(0.98)	(0.19)	(0.41)	(1.77)

Redemption fees	— (c)	— (c)	— (c)	— (c)	— (c)

Net asset value, end of year	$20.03	$17.20	$22.19	$18.28	$11.05

Total Return (b)	22.03%	–18.02%	22.43%	69.14%	–48.09%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$2,625,843	$2,731,646	$4,187,207	$3,478,654	$1,135,042
Ratios to average net assets:
Net expenses	1.40%	1.42%	1.49%	1.55%	1.53%(d )
Gross expenses	1.40%	1.42%	1.49%	1.55%	1.54%
Net investment income	1.58%	2.18%	1.73%	1.94%	2.72%
Portfolio turnover rate	23%	23%	23%	49%	43%

(a)	Net investment income has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any.
(c)	Amount is less than $0.01 per share.
(d)	The Portfolio’s excess cash in demand deposit accounts may receive credits that are available to offset custody expenses. As a result of these credits, the net expenses were reduced by 0.01%.

The accompanying notes are an integral part of these financial statements.

144  Annual Report

LAZARD DEVELOPING MARKETS EQUITY PORTFOLIO

Selected data for a share of capital stock outstanding throughout each period	Year Ended				For the Period 9/30/08* to 12/31/08

	12/31/12	12/31/11	12/31/10	12/31/09

Institutional Shares
Net asset value, beginning of period	$10.68	$15.12	$13.18	$6.54	$10.00

Income (loss) from investment operations:
Net investment income (a)	0.09	0.06	0.02	0.01	0.01
Net realized and unrealized gain (loss)	1.74	(4.00)	3.63	7.09	(3.46)

Total from investment operations	1.83	(3.94)	3.65	7.10	(3.45)

Less distributions from:
Net investment income	(0.11)	—	(0.09)	(0.04)	(0.01)
Net realized gains	—	(0.50)	(1.62)	(0.42)	—

Total distributions	(0.11)	(0.50)	(1.71)	(0.46)	(0.01)

Redemption fees	— (c)	— (c)	— (c)	— (c)	—
Net asset value, end of period	$12.40	$10.68	$15.12	$13.18	$6.54

Total Return (b)	17.16%	–26.15%	28.62%	108.53%	–34.54%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$339,771	$160,441	$72,798	$20,002	$6,539
Ratios to average net assets:
Net expenses (d)	1.21%	1.30%	1.30%	1.30%	1.30%
Gross expenses (d)	1.21%	1.30%	1.67%	2.81%	11.98%
Net investment income (d)	0.74%	0.45%	0.15%	0.07%	0.34%
Portfolio turnover rate	61%	68%	112%	96%	72%

Selected data for a share of capital stock outstanding throughout each period	Year Ended				For the Period 9/30/08* to 12/31/08

	12/31/12	12/31/11	12/31/10	12/31/09

Open Shares
Net asset value, beginning of period	$10.68	$15.16	$13.19	$6.55	$10.00

Income (loss) from investment operations:
Net investment income (loss) (a)	0.05	0.01	(0.05)	(0.08)	— (c)
Net realized and unrealized gain (loss)	1.74	(3.99)	3.65	7.13	(3.45)

Total from investment operations	1.79	(3.98)	3.60	7.05	(3.45)

Less distributions from:
Net investment income	(0.07)	—	(0.01)	— (c)	—
Net realized gains	—	(0.50)	(1.62)	(0.42)	—

Total distributions	(0.07)	(0.50)	(1.63)	(0.42)	—

Redemption fees	—(c )	—(c )	—(c )	0.01	—

Net asset value, end of period	$12.40	$10.68	$15.16	$13.19	$6.55

Total Return (b)	16.79%	–26.34%	28.13%	108.17%	–34.60%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$93,352	$63,415	$101,584	$42,975	$357
Ratios to average net assets:
Net expenses (d)	1.53%	1.60%	1.60%	1.60%	1.60%
Gross expenses (d)	1.53%	1.62%	1.85%	2.54%	28.95%
Net investment income (loss) (d)	0.43%	0.10%	–0.33%	–0.63%	–0.09%
Portfolio turnover rate	61%	68%	112%	96%	72%

*	Portfolio commenced operations on September 30, 2008.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or State Street; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.

(c)	Amount is less than $0.01 per share.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

Annual Report  145

LAZARD EMERGING MARKETS EQUITY BLEND PORTFOLIO

	Year Ended		For the Period 5/28/10* to 12/31/10

Selected data for a share of capital stock outstanding throughout each period	12/31/12	12/31/11

Institutional Shares
Net asset value, beginning of period	$9.77	$12.45	$10.00

Income (loss) from investment operations:
Net investment income (loss) (a)	0.11	0.15	(0.01)
Net realized and unrealized gain (loss)	1.68	(2.70)	2.48

Total from investment operations	1.79	(2.55)	2.47

Less distributions from:
Net investment income	(0.11)	(0.08)	—
Net realized gains	—	(0.05)	(0.02)

Total distributions	(0.11)	(0.13)	(0.02)

Redemption fees	— (c)	— (c)	— (c)

Net asset value, end of period	$11.45	$9.77	$12.45

Total Return (b)	18.19%	—20.43%	24.66%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$201,512	$85,091	$54,826
Ratios to average net assets:
Net expenses (d)	1.34%	1.35%	1.35%
Gross expenses (d)	1.34%	1.54%	6.24%
Net investment income (loss) (d)	1.01%	1.34%	–0.16%
Portfolio turnover rate	57%	62%	62%

	Year Ended		For the Period 5/28/10* to 12/31/10

Selected data for a share of capital stock outstanding throughout each period	12/31/12	12/31/11

Open Shares
Net asset value, beginning of period	$9.76	$12.43	$10.00

Income (loss) from investment operations:
Net investment income (loss) (a)	0.09	0.11	(0.05)
Net realized and unrealized gain (loss)	1.66	(2.68)	2.50

Total from investment operations	1.75	(2.57)	2.45

Less distributions from:
Net investment income	(0.07)	(0.05)	—
Net realized gains	—	(0.05)	(0.02)

Total distributions	(0.07)	(0.10)	(0.02)

Redemption fees	— (c)	— (c)	— (c)

Net asset value, end of period	$11.44	$9.76	$12.43

Total Return (b)	17.97%	—20.74%	24.46%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$37,648	$22,571	$9,121
Ratios to average net assets:
Net expenses (d)	1.64%	1.65%	1.65%
Gross expenses (d)	1.77%	1.92%	6.06%
Net investment income (loss) (d)	0.78%	0.94%	–0.70%
Portfolio turnover rate	57%	62%	62%

*	Portfolio commenced operations on May 28, 2010.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.

(c)	Amount is less than $0.01 per share.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

146  Annual Report

LAZARD EMERGING MARKETS MULTI-STRATEGY PORTFOLIO

Selected data for a share of capital stock outstanding throughout each period	Year Ended 12/31/12	For the Period 3/31/11* to 12/31/11

Institutional Shares
Net asset value, beginning of period	$8.57	$10.00

Income (loss) from investment operations:
Net investment income (a)	0.09	0.09
Net realized and unrealized gain (loss)	1.11	(1.47)

Total from investment operations	1.20	(1.38)

Less distributions from:
Net investment income	(0.07)	(0.05)

Total distributions	(0.07)	(0.05)

Redemption fees	— (c)	— (c)

Net asset value, end of period	$9.70	$8.57

Total Return (b)	14.02%	–13.79%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$125,019	$56,527
Ratios to average net assets:
Net expenses (d)	1.30%	1.30%
Gross expenses (d)	1.57%	2.23%
Net investment income (d)	1.01%	1.34%
Portfolio turnover rate	160%	98%

Selected data for a share of capital stock outstanding throughout each period	Year Ended 12/31/12	For the Period 3/31/11* to 12/31/11

Open Shares
Net asset value, beginning of period	$8.59	$10.00

Income (loss) from investment operations:
Net investment income (a)	0.08	0.07
Net realized and unrealized gain (loss)	1.08	(1.46)

Total from investment operations	1.16	(1.39)

Less distributions from:
Net investment income	(0.04)	(0.02)

Total distributions	(0.04)	(0.02)

Redemption fees	—	— (c)

Net asset value, end of period	$9.71	$8.59

Total Return (b)	13.28%	–13.67%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$858	$262
Ratios to average net assets:
Net expenses (d)	1.60%	1.60%
Gross expenses (d)	3.82%	16.96%
Net investment income (d)	0.82%	1.00%
Portfolio turnover rate	160%	98%

*	Portfolio commenced operations on March 31, 2011.
(a)	Net investment income has been computed using the average shares method.
(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.

(c)	Amount is less than $0.01 per share.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

Annual Report  147

LAZARD EMERGING MARKETS DEBT PORTFOLIO

Selected data for a share of capital stock outstanding throughout each period	Year Ended 12/31/12	For the Period 2/28/11* to 12/31/11

Institutional Shares
Net asset value, beginning of period	$9.76	$10.00

Income (loss) from investment operations:
Net investment income (a)	0.48	0.34
Net realized and unrealized gain (loss)	1.33	(0.17)

Total from investment operations	1.81	0.17

Less distributions from:
Net investment income	(0.48)	(0.40)
Net realized gains	(0.24)	(0.01)

Total distributions	(0.72)	(0.41)

Redemption fees	— (c)	—

Net asset value, end of period	$10.85	$9.76

Total Return (b)	18.95%	1.64%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$286,163	$106,813
Ratios to average net assets:
Net expenses (d)	1.00%	1.04%
Gross expenses (d)	1.03%	1.67%
Net investment income (d)	4.60%	4.14%
Portfolio turnover rate	220%	108%

Selected data for a share of capital stock outstanding throughout each period	Year Ended 12/31/12	For the Period 2/28/11* to 12/31/11

Open Shares
Net asset value, beginning of period	$9.77	$10.00

Income (loss) from investment operations:
Net investment income (a)	0.45	0.33
Net realized and unrealized gain (loss)	1.35	(0.20)

Total from investment operations	1.80	0.13

Less distributions from:
Net investment income	(0.45)	(0.35)
Net realized gains	(0.24)	(0.01)

Total distributions	(0.69)	(0.36)

Redemption fees	— (c)	—

Net asset value, end of period	$10.88	$9.77

Total Return (b)	18.68%	1.34%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$1,138	$128
Ratios to average net assets:
Net expenses (d)	1.30%	1.39%
Gross expenses (d)	2.97%	16.28%
Net investment income (d)	4.26%	3.84%
Portfolio turnover rate	220%	108%

*	Portfolio commenced operations on February 28, 2011.
(a)	Net investment income has been computed using the average shares method.
(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.

(c)	Amount is less than $0.01 per share.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

148  Annual Report

LAZARD U.S. REALTY INCOME PORTFOLIO

Selected data for a share of capital stock outstanding throughout each period	Year Ended 12/31/12	For the Period 9/26/11* to 12/31/11

Institutional Shares
Net asset value, beginning of period	$7.46	$9.73

Income from investment operations:
Net investment income (a)	0.49	0.16
Net realized and unrealized gain	1.23	0.55

Total from investment operations	1.72	0.71

Less distributions from:
Net investment income	(0.37)	(0.24)
Net realized gains	(0.24)	(2.74)

Total distributions	(0.61)	(2.98)

Redemption fees	— (c)	—

Net asset value, end of period	$8.57	$7.46

Total Return (b)	23.32%	9.71%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$52,024	$19,849
Ratios to average net assets:
Net expenses (d)	1.15%	1.15%
Gross expenses (d)	1.16%	2.31%
Net investment income (d)	5.94%	8.26%
Portfolio turnover rate	42%	89%

Selected data for a share of capital stock outstanding throughout each period	Year Ended 12/31/12	For the Period 6/1/11 to 12/31/11	Year Ended		For the Period 7/30/08** to 5/31/09

			5/31/11	5/31/10

Open Shares
Net asset value, beginning of period	$7.45	$11.34	$10.78	$6.79	$10.00

Income (loss) from investment operations:
Net investment income (a)	0.51	0.44	0.32	0.48	0.41
Net realized and unrealized gain (loss)	1.19	(1.21)	2.05	4.10	(3.26)

Total from investment operations	1.70	(0.77)	2.37	4.58	(2.85)

Less distributions from:
Net investment income	(0.35)	(0.38)	(0.64)	(0.59)	(0.36)
Net realized gains	(0.24)	(2.74)	(1.17)	—	—

Total distributions	(0.59)	(3.12)	(1.81)	(0.59)	(0.36)

Redemption fees	— (c)	— (c)	— (c)	— (c)	— (c)

Net asset value, end of period	$8.56	$7.45	$11.34	$10.78	$6.79

Total Return (b)	23.00%	–4.82%	23.27%	69.50%	–27.15%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$55,393	$6,007	$15,830	$9,864	$3,817
Ratios to average net assets:
Net expenses (d)	1.45%	1.47%	1.48%	1.48%	1.48%
Gross expenses (d)	1.47%	3.05%	2.42%	4.20%	19.67%
Net investment income (d)	6.18%	7.49%	2.81%	5.14%	8.19%
Portfolio turnover rate	42%	89%	77%	116%	71%

*	The inception date for Institutional Shares was September 26, 2011.
**	Portfolio commenced operations on July 30, 2008.
(a)	Net investment income has been computed using the average shares method.
(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.

(c)	Amount is less than $0.01 per share.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

Annual Report 149

LAZARD U.S. REALTY EQUITY PORTFOLIO

Selected data for a share of capital stock outstanding throughout each period	Year Ended 12/31/12	For the Period 9/26/11* to 12/31/11

Institutional Shares
Net asset value, beginning of period	$14.89	$15.76

Income from investment operations:
Net investment income (a)	0.31	0.10
Net realized and unrealized gain	2.79	2.91

Total from investment operations	3.10	3.01

Less distributions from:
Net investment income	(0.17)	(0.12)
Net realized gains	(0.42)	(3.76)

Total distributions	(0.59)	(3.88)

Redemption fees	— (c)	—

Net asset value, end of period	$17.40	$14.89

Total Return (b)	20.83%	20.84%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$2,794	$1,525
Ratios to average net assets:
Net expenses (d)	1.20%	1.20%
Gross expenses (d)	2.34%	13.07%
Net investment income (d)	1.86%	2.32%
Portfolio turnover rate	52%	63%

	Year Ended 12/31/12	For the Period 6/1/11 to 12/31/11	Year Ended		For the Period 12/31/08** to 5/31/09
Selected data for a share of capital
stock outstanding throughout each period			5/31/11	5/31/10

Open Shares
Net asset value, beginning of period	$14.92	$19.49	$16.66	$10.76	$10.00

Income (loss) from investment operations:
Net investment income (loss) (a)	0.30	0.14	(0.07)	0.05	0.14
Net realized and unrealized gain (loss)	2.76	(0.90)	5.17	7.26	0.62

Total from investment operations	3.06	(0.76)	5.10	7.31	0.76

Less distributions from:
Net investment income	(0.12)	(0.06)	(0.04)	(0.17)	—
Net realized gains	(0.42)	(3.76)	(2.23)	(1.24)	—

Total distributions	(0.54)	(3.82)	(2.27)	(1.41)	—

Redemption fees	0.01	0.01	— (c)	—	—

Net asset value, end of period	$17.45	$14.92	$19.49	$16.66	$10.76

Total Return (b)	20.58%	–2.44%	33.01%	70.16%	7.60%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$65,387	$1,138	$4,852	$2,463	$110
Ratios to average net assets:
Net expenses (d)	1.50%	1.80%	1.93%	2.00%	2.00%
Gross expenses (d)	1.78%	7.48%	5.66%	17.23%	214.80%
Net investment income (loss) (d)	1.74%	1.36%	–0.41%	0.32%	3.52%
Portfolio turnover rate	52%	63%	91%	138%	37%

*	The inception date for Institutional Shares was September 26, 2011.
**	Portfolio commenced operations on December 31, 2008.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.

(c)	Amount is less than $0.01 per share.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

150 Annual Report

LAZARD INTERNATIONAL REALTY EQUITY PORTFOLIO

Selected data for a share of capital stock outstanding throughout each period	Year Ended 12/31/12	For the Period 9/26/11* to 12/31/11

Institutional Shares
Net asset value, beginning of period	$12.18	$13.08

Income from investment operations:
Net investment income (a)	0.22	0.03
Net realized and unrealized gain	5.27	0.05

Total from investment operations	5.49	0.08

Less distributions from:
Net investment income	(0.57)	(0.75)
Net realized gains	(0.12)	(0.23)

Total distributions	(0.69)	(0.98)

Redemption fees	— (c)	—

Net asset value, end of period	$16.98	$12.18

Total Return (b)	45.14%	0.09%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$2,797	$1,914
Ratios to average net assets:
Net expenses (d)	1.30%	1.30%
Gross expenses (d)	5.84%	17.38%
Net investment income (d)	1.50%	0.83%
Portfolio turnover rate	42%	41%

Selected data for a share of capital stock outstanding throughout each period	Year Ended 12/31/12	For the Period 6/1/11 to 12/31/11	Year Ended		For the Period 12/31/08** to 5/31/09

			5/31/11	5/31/10

Open Shares
Net asset value, beginning of period	$12.17	$16.98	$14.54	$15.39	$10.00

Income (loss) from investment operations:
Net investment income (a)	0.19	0.06	0.16	0.28	0.10
Net realized and unrealized gain (loss)	5.25	(3.89)	3.99	1.40	5.29

Total from investment operations	5.44	(3.83)	4.15	1.68	5.39

Less distributions from:
Net investment income	(0.52)	(0.75)	(0.55)	(1.51)	—
Net realized gains	(0.12)	(0.23)	(1.16)	(1.05)	—

Total distributions	(0.64)	(0.98)	(1.71)	(2.56)	—

Redemption fees	— (c)	—	— (c)	0.03	—

Net asset value, end of period	$16.97	$12.17	$16.98	$14.54	$15.39

Total Return (b)	44.81%	–22.98%	29.13%	9.65%	53.90%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$2,209	$667	$1,716	$1,427	$424
Ratios to average net assets:
Net expenses (d)	1.60%	1.84%	1.96%	2.00%	2.00%
Gross expenses (d)	6.13%	16.46%	14.35%	25.27%	116.23%
Net investment income (d)	1.25%	0.66%	0.98%	1.71%	1.90%
Portfolio turnover rate	42%	41%	54%	81%	5%

*	The inception date for Institutional Shares was September 26, 2011.
**	Portfolio commenced operations on December 31, 2008.
(a)	Net investment income has been computed using the average shares method.
(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.

(c)	Amount is less than $0.01 per share.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

Annual Report  151

LAZARD U.S. HIGH YIELD PORTFOLIO

Selected data for a share of capital stock outstanding throughout each year	Year Ended

	12/31/12	12/31/11	12/31/10	12/31/09	12/31/08

Institutional Shares
Net asset value, beginning of year	$4.78	$4.88	$4.70	$3.78	$5.15

Income (loss) from investment operations:
Net investment income (a)	0.33	0.35	0.35	0.34	0.38
Net realized and unrealized gain (loss)	0.23	(0.10)	0.18	0.92	(1.37)

Total from investment operations	0.56	0.25	0.53	1.26	(0.99)

Less distributions from:
Net investment income	(0.33)	(0.35)	(0.35)	(0.34)	(0.38)

Total distributions	(0.33)	(0.35)	(0.35)	(0.34)	(0.38)

Redemption fees	— (c)	— (c)	— (c)	— (c)	— (c)

Net asset value, end of year	$5.01	$4.78	$4.88	$4.70	$3.78

Total Return (b)	12.02%	5.17%	11.78%	34.66%	–20.24%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$182,749	$151,278	$112,427	$87,568	$34,262
Ratios to average net assets:
Net expenses	0.55%	0.55%	0.55%	0.55%	0.55%
Gross expenses	0.71%	0.73%	0.80%	0.89%	1.00%
Net investment income	6.67%	7.13%	7.38%	7.96%	8.10%
Portfolio turnover rate	26%	27%	25%	17%	33%

Selected data for a share of capital stock outstanding throughout each year	Year Ended

	12/31/12	12/31/11	12/31/10	12/31/09	12/31/08

Open Shares
Net asset value, beginning of year	$4.80	$4.90	$4.73	$3.79	$5.17

Income (loss) from investment operations:
Net investment income (a)	0.32	0.33	0.34	0.33	0.37
Net realized and unrealized gain (loss)	0.24	(0.10)	0.17	0.94	(1.38)

Total from investment operations	0.56	0.23	0.51	1.27	(1.01)

Less distributions from:
Net investment income	(0.32)	(0.33)	(0.34)	(0.33)	(0.37)

Total distributions	(0.32)	(0.33)	(0.34)	(0.33)	(0.37)

Redemption fees	— (c)	— (c)	— (c)	— (c)	— (c)

Net asset value, end of year	$5.04	$4.80	$4.90	$4.73	$3.79

Total Return (b)	11.89%	4.89%	11.19%	34.40%	–20.35%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$4,249	$11,602	$26,266	$6,126	$5,220
Ratios to average net assets:
Net expenses	0.85%	0.85%	0.85%	0.85%	0.85%
Gross expenses	1.24%	1.08%	1.13%	1.21%	1.74%
Net investment income	6.37%	6.72%	7.05%	7.74%	7.89%
Portfolio turnover rate	26%	27%	25%	17%	33%

(a)	Net investment income has been computed using the average shares method.
(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

(c)	Amount is less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

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LAZARD U.S. MUNICIPAL PORTFOLIO

Selected data for a share of capital stock outstanding throughout each period	Year Ended 12/31/12	For the Period 2/28/11* to 12/31/11

Institutional Shares
Net asset value, beginning of period	$10.23	$10.00

Income from investment operations:
Net investment income (a)	0.14	0.17
Net realized and unrealized gain	0.12	0.27

Total from investment operations	0.26	0.44

Less distributions from:
Net investment income	(0.14)	(0.17)
Net realized gains	(0.04)	(0.04)

Total distributions	(0.18)	(0.21)

Redemption fees	— (c)	— (c)

Net asset value, end of period	$10.31	$10.23

Total Return (b)	2.54%	4.46%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$19,726	$11,594
Ratios to average net assets:
Net expenses (d)	0.40%	0.40%
Gross expenses (d)	1.41%	3.09%
Net investment income (d)	1.34%	1.97%
Portfolio turnover rate	77%	60%

Selected data for a share of capital stock outstanding throughout each period	Year Ended 12/31/12	For the Period 2/28/11* to 12/31/11

Open Shares
Net asset value, beginning of period	$10.23	$10.00

Income from investment operations:
Net investment income (a)	0.14	0.14
Net realized and unrealized gain	0.09	0.28

Total from investment operations	0.23	0.42

Less distributions from:
Net investment income	(0.11)	(0.15)
Net realized gains	(0.04)	(0.04)

Total distributions	(0.15)	(0.19)

Net asset value, end of period	$10.31	$10.23

Total Return (b)	2.24%	4.20%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$4	$103
Ratios to average net assets:
Net expenses (d)	0.70%	0.70%
Gross expenses (d)	38.11%	18.49%
Net investment income (d)	1.32%	1.69%
Portfolio turnover rate	77%	60%

*	Portfolio commenced operations on February 28, 2011.
(a)	Net investment income has been computed using the average shares method.
(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.

(c)	Amount is less than $0.01 per share.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

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LAZARD GLOBAL FIXED INCOME PORTFOLIO

Selected data for a share of capital stock outstanding throughout the period	For the Period 3/30/12* to 12/31/12

Institutional Shares
Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment income (a)	0.17
Net realized and unrealized gain	0.16

Total from investment operations	0.33

Less distributions from:
Net investment income	(0.07)
Return of capital	(0.10)

Total distributions	(0.17)

Net asset value, end of period	$10.16

Total Return (b)	3.30%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$4,814
Ratios to average net assets:
Net expenses (c)	0.80%
Gross expenses (c)	8.81%
Net investment income (c)	2.24%
Portfolio turnover rate	47%

Selected data for a share of capital stock outstanding throughout the period	For the Period 3/30/12* to 12/31/12

Open Shares
Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment income (a)	0.15
Net realized and unrealized gain	0.16

Total from investment operations	0.31
Less distributions from:
Net investment income	(0.06)
Return of capital	(0.09)

Total distributions	(0.15)

Net asset value, end of period	$10.16

Total Return (b)	3.08%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$55
Ratios to average net assets:
Net expenses (c)	1.10%
Gross expenses (c)	26.46%
Net investment income (c)	2.02%
Portfolio turnover rate	47%

*	Portfolio commenced operations on March 30, 2012.
(a)	Net investment income has been computed using the average shares method.
(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.

(c)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

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LAZARD CAPITAL ALLOCATOR OPPORTUNISTIC STRATEGIES PORTFOLIO

Selected data for a share of capital stock outstanding throughout each period	Year Ended				For the Period 3/26/08* to 12/31/08

	12/31/12	12/31/11	12/31/10	12/31/09

Institutional Shares
Net asset value, beginning of period	$9.26	$9.96	$8.80	$7.36	$10.00

Income (loss) from investment operations:
Net investment income (a)	0.11	0.12	0.12	0.14	0.21
Net realized and unrealized gain (loss)	0.74	(0.45)	1.16	1.42	(2.59)

Total from investment operations	0.85	(0.33)	1.28	1.56	(2.38)

Less distributions from:
Net investment income	(0.08)	(0.13)	(0.12)	(0.12)	(0.26)
Net realized gains	—	(0.24)	—	—	—

Total distributions	(0.08)	(0.37)	(0.12)	(0.12)	(0.26)

Redemption fees	— (c)	— (c)	— (c)	— (c)	— (c)

Net asset value, end of period	$10.03	$9.26	$9.96	$8.80	$7.36

Total Return (b)	9.16%	–3.28%	14.58%	21.21%	–23.64%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$224,982	$258,832	$239,403	$195,939	$110,757
Ratios to average net assets:
Net expenses (d)	1.02%	1.02%	1.02%	1.02%	1.02%
Gross expenses (d)	1.12%	1.13%	1.13%	1.16%	1.27%
Net investment income (d)	1.13%	1.25%	1.36%	1.72%	3.01%
Portfolio turnover rate	139%	155%	117%	113%	94%

Selected data for a share of capital stock outstanding throughout each period	Year Ended				For the Period 3/31/08* to 12/31/08

	12/31/12	12/31/11	12/31/10	12/31/09

Open Shares
Net asset value, beginning of period	$9.26	$9.97	$8.80	$7.37	$9.95

Income (loss) from investment operations:
Net investment income (a)	0.07	0.08	0.06	0.12	0.30
Net realized and unrealized gain (loss)	0.75	(0.45)	1.20	1.41	(2.64)

Total from investment operations	0.82	(0.37)	1.26	1.53	(2.34)

Less distributions from:
Net investment income	(0.05)	(0.10)	(0.09)	(0.10)	(0.24)
Net realized gains	—	(0.24)	—	—	—

Total distributions	(0.05)	(0.34)	(0.09)	(0.10)	(0.24)

Redemption fees	—	— (c)	— (c)	— (c)	— (c)

Net asset value, end of period	$10.03	$9.26	$9.97	$8.80	$7.37

Total Return (b)	8.84%	–3.72%	14.35%	20.71%	–23.44%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$3,099	$6,111	$7,163	$16,856	$9,319
Ratios to average net assets:
Net expenses (d)	1.32%	1.32%	1.32%	1.32%	1.32%
Gross expenses (d)	1.67%	1.57%	1.52%	1.44%	1.93%
Net investment income (d)	0.69%	0.77%	0.66%	1.44%	4.68%
Portfolio turnover rate	139%	155%	117%	113%	94%

*	Institutional Shares and Open Shares commenced operations on March 26, 2008 and March 31, 2008, respectively.
(a)	Net investment income has been computed using the average shares method.
(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.

(c)	Amount is less than $0.01 per share.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

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The Lazard Funds, Inc. Notes to Financial Statements December 31, 2012

1. Organization

The Lazard Funds, Inc. (the “Fund”) was incorporated in Maryland on May 17, 1991 and is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Fund which comprise of twenty-two no-load portfolios (each referred to as a “Portfolio”), as follows: Lazard U.S. Equity Concentrated Portfolio (formerly, Lazard U.S. Equity Value Portfolio), Lazard U.S. Strategic Equity Portfolio, Lazard U.S. Mid Cap Equity Portfolio, Lazard U.S. Small-Mid Cap Equity Portfolio, Lazard Global Listed Infrastructure Portfolio, Lazard International Equity Portfolio, Lazard International Equity Select Portfolio, Lazard International Strategic Equity Portfolio, Lazard International Small Cap Equity Portfolio, Lazard Emerging Markets Equity Portfolio, Lazard Developing Markets Equity Portfolio, Lazard Emerging Markets Equity Blend Portfolio, Lazard Emerging Markets Multi-Strategy Portfolio, Lazard Emerging Markets Debt Portfolio, Lazard U.S. Realty Income Portfolio, Lazard U.S. Realty Equity Portfolio, Lazard International Realty Equity Portfolio, Lazard U.S. High Yield Portfolio, Lazard U.S. Municipal Portfolio, Lazard Global Fixed Income Portfolio (commenced investment operations on March 30, 2012), Lazard Multi-Asset Targeted Volatility Portfolio, and Lazard Capital Allocator Opportunistic Strategies Portfolio. The Fund offers two different classes of shares of the Portfolios—Institutional Shares and Open Shares. Institutional Shares and Open Shares are identical, except as to minimum investment requirements and the services offered to and expenses borne by each class of shares. All Portfolios, other than the U.S. Equity Concentrated Portfolio, the Emerging Markets Debt Portfolio, the U.S. Realty Equity Portfolio and the International Realty Equity Portfolio, are operated as “diversified” funds, as defined in the Act. Multi-Asset Targeted Volatility Portfolio had not commenced operations as of December 31, 2012.

Pursuant to an Agreement and Plan of reorganization dated as of June 29, 2011 (the “Plan”), between Trust for Professional Managers, on behalf of each of Grubb & Ellis AGA Realty Income Fund, Grubb & Ellis AGA U.S. Realty Fund, and Grubb & Ellis AGA International Realty Fund (collectively, the “G&E Portfolios”), and the Fund, on behalf of Lazard U.S. Realty Income Portfolio, Lazard U.S. Realty Equity Portfolio and Lazard International Realty Equity Portfolio (collectively, the “Realty Portfolios”), the Fund acquired, in a tax-free reorganization, the assets and liabilities of the G&E Portfolios. The effective date of the reorganization, at which time shareholders of the respective G&E Portfolios became shareholders of the Open Share class of the respective Realty Portfolios, was the close of business on September 23, 2011. The Institutional Share class for each Realty Portfolio, which was not part of the Plan, commenced on September 26, 2011.

2. Significant Accounting Policies

The accompanying financial statements are presented in conformity with GAAP. The following is a summary of significant accounting policies:

(a) Valuation of Investments—Market values for securities listed on the New York Stock Exchange (“NYSE”), NASDAQ national market or other U.S. or foreign exchanges or markets are generally based on the last reported sales price on the exchange or market on which the security is principally traded, generally as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) on each valuation date; securities not traded on the valuation date are valued at the most recent quoted bid price. The Fund values NASDAQ-traded securities at the NASDAQ Official Closing Price, which may not be the last reported sales price in certain instances. Exchange-traded options are valued at the last sales prices at the close of business on the exchanges on which they trade (which is normally 4:10 p.m. Eastern time). Swap agreements, such as credit default and interest rate swap agreements and swap agreements with respect to equity securities, are valued by an independent pricing service. Forward currency contracts are valued using quotations from an independent pricing service. Investments in money market funds are valued at the fund’s net asset value. Repurchase agreements are valued at the principal amounts plus accrued interest.

Bonds and other fixed-income securities that are not exchange-traded are valued on the basis of prices provided by independent pricing services which are based primarily on institutional trading in similar groups of securities, or by using brokers’ quotations or a matrix system which considers such factors as other security prices, yields and maturities. Debt securities maturing in 60 days or less are valued at amortized cost, except where to do so would not accurately reflect their fair value, in which case such securities are valued at fair value as determined by, or in accordance with procedures approved by, the Board of Directors (the “Board”).

The Valuation Committee of the Investment Manager, which meets periodically under the direction of the Board, may evaluate a variety of factors to determine the fair value of securities for which market quotations are determined not

156  Annual Report

to be readily available or reliable. These factors include, but are not limited to, the type of security, the value of comparable securities, observations from financial institutions and relevant news events. Input from the Investment Manager’s analysts also will be considered.

If a significant event materially affecting the value of securities occurs between the close of the exchange or market on which the security is principally traded and the time when a Portfolio’s net asset value is calculated, or when current market quotations otherwise are determined not to be readily available or reliable (including restricted or other illiquid securities such as certain derivative instruments), such securities will be valued at their fair value as determined by, or in accordance with procedures approved by, the Board. The fair value of foreign securities may be determined with the assistance of an independent pricing service, using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices or relevant ADRs or future contracts. Foreign securities may trade on days when a Portfolio is not open for business, thus affecting the value of the Portfolio’s assets on days when Portfolio shareholders may not be able to buy or sell Portfolio shares.

The effect of using fair value pricing is that the net asset value of a Portfolio will reflect the affected securities’ values as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to price securities may result in a value that is different from the most recent closing price of a security and from the prices used by other investment companies to calculate their portfolios’ net asset values.

(b) Portfolio Securities Transactions and Investment Income—Portfolio securities transactions are accounted for on trade date. Realized gain (loss) on sales of investments are recorded on a specific identification basis. Dividend income is recorded on the ex-dividend date and interest income is accrued daily. The Portfolios amortize premiums and accrete discounts on fixed-income securities using the effective yield method. For the year or period ended December 31, 2012, Emerging Markets Multi-Strategy Portfolio, Emerging Markets Debt Portfolio, U.S. High Yield Portfolio, U.S. Municipal Portfolio and Global Fixed Income Portfolio traded in fixed-income securities.

The Portfolios may be subject to taxes imposed by foreign countries in which they invest. Such taxes are generally based upon income earned or capital gains (realized or unrealized). The Portfolios accrue and apply such taxes to net investment income, net realized gains and net unrealized gains concurrent with the recognition of income or capital gains (realized and unrealized) from the applicable portfolio securities.

(c) Repurchase Agreements—In connection with transactions in repurchase agreements, the Fund’s custodian takes possession of the underlying collateral securities, the fair value of which, at all times, is required to be at least equal to the principal amount, plus accrued interest, of the repurchase transaction. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by a Portfolio may be delayed or limited.

(d) Foreign Currency Translation and Forward Currency Contracts—The accounting records of the Portfolios are maintained in U.S. dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated daily into U.S. dollars at the prevailing rates of exchange. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rates on the respective transaction dates.

The Portfolios do not isolate the portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain (loss) on investments. Net realized gain (loss) on foreign currency and forward currency contracts represents net foreign currency gain (loss) from forward currency contracts, disposition of foreign currencies, currency gain (loss) realized between the trade and settlement dates on securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes recorded on a Portfolio’s accounting records and the U.S. dollar equivalent amounts actually received or paid. Net change in unrealized appreciation (depreciation) on foreign currency reflects the impact of changes in exchange rates on the value of assets and liabilities, other than investments in securities, during the period.

A forward currency contract is an agreement between two parties to buy or sell currency at a set price on a future date. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the U.S. dollar.

Annual Report  157

The U.S. dollar value of forward currency contracts is determined using quotations provided by an independent pricing service. Daily fluctuations in the value of such contracts are recorded as unrealized appreciation (depreciation) on forward currency contracts. When the contract is closed, the Portfolio records a realized gain (loss) equal to the difference between the value at the time it was opened and the value at the time it was closed.

For the year or period ended December 31, 2012, Global Listed Infrastructure Portfolio, Emerging Markets Multi-Strategy Portfolio, Emerging Markets Debt Portfolio, Global Fixed Income Portfolio and Capital Allocator Opportunistic Strategies Portfolio traded in forward currency contracts.

(e) Options Transactions—For hedging and investment purposes, certain Portfolios may purchase and write (sell) put and call options that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolios pay a premium whether or not the option is exercised. Additionally, the Portfolios bear the risk of loss of any change in market value should the counterparty not perform under the contract. The risk involved in writing an option is that, if the option is exercised, the underlying security or other assets could then be purchased or sold by the Portfolios at a disadvantageous price. Put and call options purchased are accounted for in the same manner as portfolio securities and other assets. When the Portfolios write an option, the premium received by the Portfolios is recorded as a liability and is subsequently adjusted to the current market value of the option written.

During the year ended December 31, 2012, transactions in options purchased and written were as follows:

Emerging Markets Multi-Strategy Portfolio

Purchased Options	Number of Contracts	Amount

Options outstanding at beginning of year	26,700	$65,019
Options purchased	5,958,700	446,449
Options sold	(2,896,760)	(132,416)
Options exercised	(1,668,840)	(137,373)
Options expired	(1,170,300)	(106,775)

Options outstanding at end of year	249,500	$134,904

Written Options	Number of Contracts	Premiums

Options outstanding at beginning of year	23,000	$22,458
Options written	293,300	95,848
Options repurchased	(66,800)	(49,523)
Options exercised	(9,200)	(10,047)
Options expired	(140,300)	(53,443)

Options outstanding at end of year	100,000	$5,293

Emerging Markets Debt Portfolio

Purchased Options	Number of Contracts	Amount

Options outstanding at beginning of year	97,800	$244,081
Options purchased	18,658,950	2,435,218
Options sold	(8,278,700)	(393,959)
Options exercised	(7,197,900)	(470,821)
Options expired	(596,650)	(557,345)

Options outstanding at end of year	2,683,500	$1,257,174

Written Options	Number of Contracts	Premiums

Options outstanding at beginning of year	74,000	$72,635
Options written	1,577,500	465,341
Options repurchased	(248,700)	(188,263)
Options exercised	(45,500)	(39,730)
Options expired	(257,300)	(251,760)

Options outstanding at end of year	1,100,000	$58,223

Capital Allocator Opportunistic Strategies Portfolio

Purchased Options	Number of Contracts	Amount

Options outstanding at beginning of year	7,084	$4,317,455
Options purchased	2,000	443,890
Options sold	(2,000)	(443,890)
Options expired	(7,084)	(4,317,455)

Options outstanding at end of year	—	$—

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Written Options	Number of Contracts	Premiums

Options outstanding at beginning of year	—	$—
Options written	500	58,624
Options expired	(500)	(58,624)

Options outstanding at end of year	—	$—

None of the other Portfolios in the Fund traded in options during the year ended December 31, 2012.

(f) Swap Agreements—Swap agreements on equity assets involve commitments to pay interest in exchange for an equity basket return. The counterparty pays out the total return of the basket of equity securities and, in return, receives a regular stream of payments, based on an agreed-upon interest rate. To the extent the total return of the equity basket underlying the transaction exceeds (or falls short of) the offsetting interest rate obligation, the Portfolios will receive a payment from (or make a payment to) the counterparty.

Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection, a Portfolio generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided there is no credit event. As the seller, a Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, a Portfolio would be subject to investment exposure on the notional amount of the swap.

Interest rate swap agreements involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap,” (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor,” (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different money markets.

Swap agreements are valued by an independent pricing service, and the change in value, if any, is recorded as an unrealized appreciation (depreciation) on swap agreements in the Portfolios’ accompanying Statements of Assets and Liabilities.

For the year ended December 31, 2012, Emerging Markets Multi-Strategy Portfolio, Emerging Markets Debt Portfolio and Capital Allocator Opportunistic Strategies Portfolio traded in swap agreements with average notional amounts, which are indicative of the volume for the year, of $362,387,601, $88,673,074 and $23,294,223, respectively.

(g) Federal Income Taxes—The Fund’s policy is to continue to have each Portfolio qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and to distribute all of its taxable income, including any net realized capital gains, to shareholders. Therefore, no federal income tax provision is required.

At December 31, 2012, the following Portfolios had available, for federal income tax purposes, unused realized capital losses which can be used to offset future realized capital gains as follows:

Portfolio	Expiring 2016	Expiring 2017

U.S. Equity Concentrated	$—	$1,153,346
U.S. Strategic Equity	—	10,118,579
U.S. Mid Cap Equity	19,858,062	40,427,588
International Equity	—	28,075,337
International Equity Select	521,216	2,653,216
International Strategic Equity	9,052,875	60,710,573
International Small Cap Equity	24,812,113	50,821,243
U.S. High Yield	1,590,672	5,346,242

Portfolio		Expiring 2018

International Equity		$5,103,235
International Equity Select		1,173,332
International Small Cap Equity		4,306,477

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Portfolio	Unlimited Short-Term Capital Losses	Unlimited Long-Term Capital Losses

Developing Markets Equity	$9,514,972	$16,296,553
Emerging Markets Equity Blend	4,287,044	2,717,382
Emerging Markets Multi-Strategy	—	650,151
U.S. High Yield	137,783	571,210

Under current tax law, certain capital and net foreign currency losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax year ended December 31, 2012, the following Portfolios elected to defer net capital and foreign currency losses arising between November 1, 2012 and December 31, 2012 as follows:

Portfolio	Amount

Global Listed Infrastructure	$258,725
International Strategic Equity	613,605
Emerging Markets Equity	129,418,892
Emerging Markets Equity Blend	490,670
Emerging Markets Multi-Strategy	329,755
Global Fixed Income	60,411

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “RIC Modernization Act”) was signed into law. The RIC Modernization Act includes numerous provisions that generally became effective for taxable years beginning after the date of enactment. Among the new provisions, net capital losses may be carried forward indefinitely, and their character is retained as short-term or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. The RIC Modernization Act also requires that post-enactment net capital losses be used before pre-enactment net capital losses. As a result, pre-enactment capital loss carryforwards may expire unused.

Management has analyzed the Portfolios’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2009–2011), or expected to be taken in the Portfolios’ 2012 tax returns.

(h) Dividends and Distributions—The Fund intends to declare dividends from net investment income daily on shares of Emerging Markets Debt, U.S. High Yield, U.S. Municipal and Global Fixed Income Portfolios and to pay such dividends monthly. Dividends from net investment income, if any, on shares of the other Portfolios will be declared and paid annually, except that Global Listed Infrastructure and U.S. Realty Income Portfolios’ dividends from net investment income (if any), will be declared and paid quarterly. During any particular year, net realized gains from investment transactions in excess of available capital loss carryfor-wards would be taxable to the Portfolios, if not distributed. The Portfolios intend to declare and distribute these amounts, at least annually, to shareholders; however, to avoid taxation, a second distribution may be required.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations which may differ from GAAP. These book/tax differences, which may result in distribution reclassifications, are primarily due to differing treatments of foreign currency transactions, wash sales, passive foreign investment companies and distributions from real estate investment trusts and partnerships. The book/tax differences relating to shareholder distributions may result in reclassifications among certain capital accounts.

The tax character of dividends and distributions paid during the years or periods ended December 31 was as follows:

	Ordinary Income		Long-Term Capital Gain

Portfolio	2012	2011	2012	2011

U.S. Equity Concentrated Institutional	$1,071,583	$198,163	$—	$—
Open	4,154	4,595	—	—
U.S. Strategic Equity Institutional	1,706,939	576,867	—	—
Open	147,376	58,180	—	—
U.S. Mid Cap Equity Institutional	93,028	289,121	—	—
Open	25,552	10,886	—	—
U.S. Small- Mid Cap Equity Institutional	1,653,812	8,904,379	5,732,772	7,821,680
Open	136,415	993,743	472,867	872,912
Global Listed Infrastructure Institutional	4,836,897	2,996,156	1,355,921	2,473,074
Open	459,502	70,156	128,812	57,908

160  Annual Report

	Ordinary Income		Long-Term Capital Gain

Portfolio	2012	2011	2012	2011

International Equity Institutional	$3,557,160	$2,126,498	$—	$—
Open	681,741	635,263	—	—
International Equity Select Institutional	142,879	107,555	—	—
Open	56,933	74,627	—	—
International Strategic Equity Institutional	8,123,755	5,917,381	—	—
Open	2,129,693	521,056	—	—
International Small Cap Equity Institutional	1,259,891	782,430	—	—
Open	406,288	325,694	—	—
Emerging Markets Equity Institutional	233,749,133	339,762,093	419,249,109	321,878,689
Open	37,813,360	92,979,579	80,701,164	88,085,591
Developing Markets Equity Institutional	2,990,604	4,472,235	—	1,768,253
Open	543,087	2,551,532	—	1,008,837
Emerging Markets Equity Blend Institutional	1,818,322	1,130,956	—	—
Open	234,422	180,551	—	—
Emerging Markets Multi-Strategy Institutional	878,676	334,780	—	—
Open	3,690	695	—	—
Emerging Markets Debt Institutional	15,436,087	2,175,652	23,439	—
Open	59,098	5,728	90	—
U.S. Realty Income Institutional	3,236,784	451,179	234,930	635,068
Open	1,799,757	290,713	130,628	409,201
U.S. Realty Equity Institutional	86,390	75,467	16,085	110,780
Open	1,629,578	169,915	303,400	249,426
International Realty Equity Institutional	112,946	39,349	—	15,303
Open	77,927	30,500	—	11,862
U.S. High Yield Institutional	11,731,153	9,192,387	—	—
Open	296,232	1,376,010	—	—

	Ordinary Income		Long-Term Capital Gain

Portfolio	2012	2011	2012	2011

U.S. Municipal Institutional	$61,069	$2,672	$7,407	$48,175
Open	1,120	26	136	463
Global Fixed Income* Institutional	27,809	—	—	—
Open	227	—	—	—
Capital Allocator Opportunistic Strategies Institutional	1,418,514	2,893,565	307,373	7,276,834
Open	25,135	80,197	5,446	201,681

*     Global Fixed Income Portfolio had $44,420 return of capital distributions.

As of December 31, 2012, the components of distributable earnings, on a tax basis, not disclosed elsewhere, were as follows:

Portfolio	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation Including Foreign Currency	Other Temporary Differences

U.S. Equity Concentrated	$3,816	$—	$6,851,011	$13,472
U.S. Strategic Equity	210,232	—	9,279,453	—
U.S. Mid Cap Equity	178,968	—	888,188	—
U.S. Small-Mid Cap Equity	1,195,091	2,534,795	14,818,292	—
Global Listed Infrastructure	—	719,219	841,046	(258,726)
International Equity	104,592	—	20,403,456	—
International Equity Select	36,595	—	1,142,992	—
International Strategic Equity	1,270,857	—	182,279,802	13,816
International Small Cap Equity	178,307	—	12,039,467	(1)
Emerging Markets Equity	—	—	1,774,269,923	(1)
Developing Markets Equity	1,254,793	—	(3,597,093)	31,214
Emerging Markets Equity Blend	387,399	—	7,186,629	30,161
Emerging Markets Multi-Strategy	407,576	—	4,229,245	40,718

Annual Report  161

Portfolio	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation Including Foreign Currency	Other Temporary Differences

Emerging Markets Debt	$1,892,978	$369,089	$14,773,477	$73,388
U.S. Realty Income	—	90,069	6,491,893	1
U.S. Realty Equity	—	64,151	2,567,984	—
International Realty Equity	86,166	1,963	773,404	1
U.S. High Yield	—	—	10,086,351	109,177
U.S. Municipal*	81,690	64,767	223,602	45,377
Global Fixed Income	—	—	176,857	8,650
Capital Allocator Opportunistic Strategies	—	721,700	4,518,536	18,095

*	U.S. Municipal Portfolio had $245,864 in tax exempt distributions and $45,077 of undistributed tax exempt income.

(i) Offering Costs—Cost incurred by the Fund in connection with the offering of shares of a new Portfolio are deferred and amortized on a straight line basis over a twelve-month period from the date of commencement of operations of the Portfolio.

(j) Allocation of Expenses—Expenses not directly chargeable to a specific Portfolio are allocated among the Portfolios primarily on the basis of relative net assets. A Portfolio accrues distribution and service (12b-1) fees to its Open Shares. Each Portfolio’s income, expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated proportionally each day between the classes based upon the relative net assets of each class.

(k) Expense Reductions—The Portfolios’ excess cash in demand deposit accounts, if any, may receive credits that are available to offset custody expenses. The Statements of Operations report gross custody expenses, and report the amount of any credits separately as an expense reduction.

(l) Redemption Fee—Each Portfolio may impose a 1.00% redemption fee (short-term trading fee) on Portfolio shares redeemed less than 30 days after such shares were acquired. The fees are retained by each Portfolio and are included as paid in capital on its Statement of Assets and Liabilities. The fees are also shown on its Statement of Changes in Net Assets.

(m) Estimates—The preparation of financial statements in conformity with GAAP requires the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Investment Management, Administration, Distribution and Transfer Agency Agreements

The Fund, on behalf of the Portfolios, has entered into an investment management agreement (the “Management Agreement”) with the Investment Manager. Pursuant to the Management Agreement, the Investment Manager regularly provides each Portfolio with investment research, advice and supervision and furnishes continuously an investment program for each Portfolio consistent with its investment objective and policies, including the purchase, retention and disposition of securities. For its services provided to the Fund, the Investment Manager earns a management fee, accrued daily as a percentage of its average daily net assets and payable by each Portfolio monthly, at the annual rate set forth below:

Portfolio	Annual Rate

U.S. Equity Concentrated	0.70%
U.S. Strategic Equity	0.70
U.S. Mid Cap Equity	0.75
U.S. Small-Mid Cap Equity	0.75
Global Listed Infrastructure	0.90
International Equity	0.75
International Equity Select	0.85
International Strategic Equity	0.75
International Small Cap Equity	0.75
Emerging Markets Equity	1.00
Developing Markets Equity	1.00
Emerging Markets Equity Blend*	1.00
Emerging Markets Multi-Strategy	1.00
Emerging Markets Debt	0.80
U.S. Realty Income	0.75
U.S. Realty Equity	0.80
International Realty Equity	0.90
U.S. High Yield	0.55
U.S. Municipal	0.25
Global Fixed Income	0.50
Capital Allocator Opportunistic Strategies	1.00

*	From January 1, 2012 through November 13, 2012, the annual rate was 1.05%.

162  Annual Report

The Investment Manager has voluntarily agreed to reduce its fees and, if necessary, reimburse the Portfolios if annualized operating expenses exceed the following percentages of average daily net assets for the respective Shares:

Portfolio	Institutional Shares	Open Shares

U.S. Equity Concentrated*	0.95%	1.25%
U.S. Strategic Equity	0.75	1.05
U.S. Mid Cap Equity	1.05	1.35
U.S. Small-Mid Cap Equity	1.15	1.45
Global Listed Infrastructure	1.30	1.60
International Equity	1.05	1.35
International Equity Select	1.15	1.45
International Strategic Equity	1.15	1.45
International Small Cap Equity	1.13	1.43
Emerging Markets Equity	1.30	1.60
Developing Markets Equity	1.30	1.60
Emerging Markets Equity Blend**	1.30	1.60
Emerging Markets Multi-Strategy	1.30	1.60
Emerging Markets Debt	1.00	1.30
U.S. Realty Income	1.15	1.45
U.S. Realty Equity	1.20	1.50
International Realty Equity	1.30	1.60
U.S. High Yield	0.55	0.85
U.S. Municipal	0.40	0.70
Global Fixed Income	0.80	1.10
Capital Allocator Opportunistic Strategies	1.02	1.32

*	From January 1, 2012 to May 30, 2012, the expense caps were 0.75% and 1.05% for Institutional Shares and Open Shares, respectively.

**	Effective November 14, 2012, the Investment Manager voluntarily agreed to lower the expense cap from 1.35% to 1.30% and 1.65% to 1.60% for Institutional Shares and Open Shares, respectively.

During the year or period ended December 31, 2012, the Investment Manager waived its management fees and reimbursed the following Portfolios for other expenses as follows:

	Institutional Shares		Open Shares

Portfolio	Management Fees Waived	Expenses Reimbursed	Management Fees Waived	Expenses Reimbursed

U.S. Equity Concentrated	$184,811	$—	$2,914	$12,221
U.S. Strategic Equity	174,038	—	28,273	—
International Equity Select	40,501	103,554	22,404	65,064
International Small Cap Equity	21,774	—	8,848	—
Emerging Markets Equity
Blend	—	—	39,603	—

	Institutional Shares		Open Shares

Portfolio	Management Fees Waived	Expenses Reimbursed	Management Fees Waived	Expenses Reimbursed

Emerging Markets Multi-Strategy	$216,120	$—	$6,517	$7,951
Emerging Markets Debt	54,055	—	6,154	6,668
U.S. Realty Income	—	—	3,268	—
U.S. Realty Equity	15,593	3,374	99,227	—
International Realty Equity	21,227	71,755	14,646	48,443
U.S. High Yield	274,521	—	17,997	—
U.S. Municipal	45,932	120,576	93	13,726
Global Fixed Income	15,992	214,854	131	6,291
Capital Allocator Opportunistic Strategies	258,811	—	15,592	—

The Fund has entered into an administration agreement with State Street to provide certain administrative services to the Portfolios. Each Portfolio bears the cost of such services at a fixed annual rate of $42,500, plus $7,500 per additional class, and 0.02% of average daily net assets up to $1 billion and 0.01% of average daily net assets over $1 billion. State Street has agreed to waive $18,750 of the $42,500 annual fee for the following Portfolios until each respective Portfolio’s net assets reach $25 million. During the year or period ended December 31, 2012, State Street waived its fees as follows:

Portfolio	Amount

U.S. Equity Concentrated	$7,813
U.S. Realty Equity	4,688
International Realty Equity	18,750
U.S. Municipal	18,750
Global Fixed Income	14,063

The Fund has a distribution agreement with Lazard Asset Management Securities LLC (the “Distributor”), a wholly-owned subsidiary of the Investment Manager, to serve as the distributor for shares of each Portfolio. The Distributor bears the cost of printing and mailing prospectuses to potential investors and certain expenses in connection with the offering of Portfolio shares.

Under a Distribution and Servicing Plan in accordance with Rule 12b-1 under the Act, each Portfolio pays a monthly fee to the Distributor, at an annual rate of 0.25% of the average daily net assets of its Open Shares, for distribution and serv-

Annual Report 163

icing of accounts. The Distributor may make payments to certain financial institutions, securities dealers and other industry professionals for providing these services.

BFDS is the Fund’s transfer and dividend disbursing agent. For its services, BFDS receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Fund during the month, subject to a minimum fee amount per share class in each Portfolio, and is reimbursed for certain out-of-pocket expenses. BFDS has agreed to waive the monthly minimum fee for six months after a new Portfolio has commenced operations. During the year or period ended December 31, 2012, BFDS waived its fees as follows:

Portfolio	Amounts

U.S. Realty Income	$3,580
U.S. Realty Equity	3,538
International Realty Equity	5,955
Global Fixed Income	11,384

4. Directors’ Compensation
 Certain Directors of the Fund are officers of the Investment Manager. Each Director who is not an affiliated person of the Investment Manager or any of its affiliates is paid by the Fund, Lazard Retirement Series, Inc., Lazard Global Total Return and Income Fund, Inc. and Lazard World Dividend & Income Fund, Inc. (collectively with the Fund, the “Lazard Funds”), each a registered management investment company advised by the Investment Manager: (1) an annual retainer of $100,000, (2) a per meeting in person regular or special meeting fee of $5,000 ($1,500 for telephonic participation), including Board, committee, subcommittee or other special meetings specifically authorized by the Board and held in connection with delegated Fund business, and (3) a telephone Audit Committee or special Board meeting fee of $1,500, with an additional annual fee for the Audit Committee Chairman of $5,000. Such Directors are also reimbursed for travel and other out-of-pocket expenses for attending Board and committee meetings. No additional compensation is provided in respect of committee meetings held in conjunction with a meeting of the Board. Compensation is divided among the Lazard Funds based on relative net assets. The Directors do not receive benefits from the Fund pursuant to any pension, retirement or similar arrangement.

5. Securities Transactions and Transactions with Affiliates
 Purchases and sales of portfolio securities (excluding short-term investments) for the year or period ended December 31, 2012 were as follows:

Portfolio	Purchases	Sales

U.S. Equity Concentrated	$146,825,802	$57,763,220
U.S. Strategic Equity	49,043,640	47,778,376
U.S. Mid Cap Equity	106,720,406	185,861,545
U.S. Small-Mid Cap Equity	303,043,435	216,634,601
Global Listed Infrastructure	43,137,113	32,519,665
International Equity	62,075,326	52,585,982
International Equity Select	5,483,674	3,330,901
International Strategic Equity	888,363,515	400,131,752
International Small Cap Equity	28,340,472	31,643,253
Emerging Markets Equity	3,460,130,500	3,960,698,714
Developing Markets Equity	357,987,730	196,981,552
Emerging Markets Equity Blend	190,073,958	88,069,776
Emerging Markets Multi-Strategy	137,008,505	89,685,954
Emerging Markets Debt	404,215,760	503,958,025
U.S. Realty Income	89,991,683	23,320,196
U.S. Realty Equity	77,655,615	19,151,260
International Realty Equity	2,651,780	1,614,378
U.S. High Yield	57,198,204	44,224,502
U.S. Municipal	21,128,335	13,313,631
Global Fixed Income	6,777,381	1,935,544
Capital Allocator Opportunistic Strategies	307,890,536	366,237,972

	U.S. Government Securities
Portfolio	Purchases	Sales

Emerging Markets Multi-Strategy	$25,124,454	$12,604,049

For the year or period ended December 31, 2012, no brokerage commissions were paid to affiliates of the Investment Manager or other affiliates of the Fund for portfolio transactions executed on behalf of the Fund.

6. Line of Credit
 The Fund has a $50 million Line of Credit Agreement (the “Agreement”) with State Street, primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings was payable at the higher of the Federal Funds rate or Overnight LIBOR rate plus 1.00%, on an annualized basis. Under the Agreement, the Fund has also agreed to pay a 0.10% per annum fee on the unused portion of the commitment, payable quarterly in

164  Annual Report

arrears. During the year or period ended December 31, 2012, the Fund had borrowings under the Agreement as follows:

Portfolio	Average Daily Loan Balance*	Maximum Daily Loan Outstanding	Weighted Average Interest Rate	Number of Days Borrowings Were Outstanding

U.S. Equity Concentrated	$100,000	$100,000	1.17%	1
U.S. Strategic Equity	720,000	720,000	1.18	1
U.S. Mid Cap Equity	4,135,278	25,800,000	1.17	11
U.S. Small-Mid Cap Equity	21,000,000	21,000,000	1.19	3
Global Listed Infrastructure	548,750	1,060,000	1.15	8
International Equity	3,800,000	4,200,000	1.16	3
International Equity Select	486,091	743,000	1.15	11
International Strategic Equity	4,700,000	4,700,000	1.19	1
International Small Cap Equity	329,230	520,000	1.16	13
Emerging Markets Equity	21,725,714	45,570,000	1.16	7
Deverloping Markets Equity	415,000	480,000	1.19	8
Emerging Markets Debt	545,000	1,000,000	1.19	8
International Realty Equity	17,271	30,000	1.17	14
U.S. High Yield	6,500,000	6,500,000	1.17	2
U.S. Municipal	4,000	4,000	1.17	1
Global Fixed Income	40,000	60,000	1.19	4

* For days borrowings were outstanding.

The line of credit outstanding as of December 31, 2012 approximates its fair value and would be categorized at Level 2.

7. Foreign Securities Investment Risks
 Certain Portfolios invest in securities of foreign entities and in instruments denominated in foreign currencies which involve risks not typically associated with investments in domestic securities. Non-domestic securities carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. A Portfolio’s investments in emerging market countries are exposed to additional risks. A Portfolio’s performance will be influenced by political, social and economic factors affecting companies in emerging market countries. Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries.

8. Contractual Obligations
 The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. A Portfolio’s maximum exposure under these arrangements is unknown. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

9. Fair Value Measurements
 Fair value is defined as the price that a Portfolio would receive to sell an asset, or would pay to transfer a liability, in an orderly transaction between market participants at the date of measurement. The Fair Value Measurements and Disclosures provisions of GAAP also establish a framework for measuring fair value, and a three-level hierarchy for fair value measurement that is based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer, broadly, to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances. Each investment’s fair value measurement level within the fair value hierarchy is based on the lowest level of any input that is significant to the overall fair value measurement. The three-level hierarchy of inputs is summarized below.

•	Level 1 – unadjusted quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including unadjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in these securities.

Annual Report  165

The following tables summarize the valuation of the Portfolios’ investments by each fair value hierarchy level as of December 31, 2012:

Description	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2012

U.S. Equity Concentrated Portfolio
Common Stocks	$108,026,195	$—	$—	$108,026,195
Short-Term Investment	—	13,156,276	—	13,156,276

Total	$108,026,195	$13,156,276	$—	$121,182,471

U.S. Strategic Equity Portfolio
Common Stocks	$82,340,205	$—	$—	$82,340,205
Preferred Stock	—	—	23,582	23,582
Short-Term Investment	—	1,324,107	—	1,324,107

Total	$82,340,205	$1,324,107	$23,582	$83,687,894

U.S. Mid Cap Equity Portfolio
Common Stocks	$71,385,009	$—	$—	$71,385,009
Preferred Stock	—	—	67,990	67,990
Short-Term Investment	—	923,402	—	923,402

Total	$71,385,009	$923,402	$67,990	$72,376,401

U.S. Small-Mid Cap Equity Portfolio
Common Stocks	$299,918,171	$—	$—	$299,918,171
Preferred Stock	—	—	23,551	23,551
Repurchase Agreement	—	10,244,000	—	10,244,000

Total	$299,918,171	$10,244,000	$23,551	$310,185,722

Global Listed Infrastructure Portfolio
Assets:
Common Stocks
Australia	$—	$20,479,830	$—	$20,479,830
Austria	—	3,800,703	—	3,800,703
France	—	6,988,960	—	6,988,960
Germany	—	8,552,630	—	8,552,630
Italy	—	37,281,791	—	37,281,791
Japan	—	14,431,523	—	14,431,523
Luxembourg	—	1,424,543	—	1,424,543
Mexico	1,535,411	—	—	1,535,411
South Korea	—	2,825,876	—	2,825,876
Spain	—	15,995,722	—	15,995,722
Switzerland	—	4,333,593	—	4,333,593
United Kingdom	—	1,433,956	—	1,433,956
United States	17,890,962	—	—	17,890,962
Short-Term Investment	—	1,995,764	—	1,995,764
Other Financial Instruments*
Forward Currency Contracts	—	1,355,765	—	1,355,765

Total	$19,426,373	$120,900,656	$—	$140,327,029

Liabilities:
Other Financial Instruments* Forward Currency Contracts	$—	$(2,842,927)	$—	$(2,842,927)

166  Annual Report

Description	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2012

International Equity Portfolio
Common Stocks:
Australia	$—	$3,352,366	$—	$3,352,366
Belgium	—	4,640,772	—	4,640,772
Bermuda	—	863,547	—	863,547
Brazil	—	2,137,695	—	2,137,695
Canada	3,761,108	—	—	3,761,108
Finland	—	1,729,286	—	1,729,286
France	—	12,823,406	—	12,823,406
Germany	—	13,236,556	—	13,236,556
Indonesia	1,082,374	—	—	1,082,374
Ireland	1,045,540	—	—	1,045,540
Italy	—	3,935,498	—	3,935,498
Japan	—	20,514,004	—	20,514,004
Mexico	1,188,248	—	—	1,188,248
Netherlands	—	2,648,235	—	2,648,235
New Zealand	—	942,986	—	942,986
Philippines	—	744,366	—	744,366
Russia	—	1,962,999	—	1,962,999
South Africa	—	1,442,640	—	1,442,640
South Korea	—	3,377,317	—	3,377,317
Spain	—	3,262,006	—	3,262,006
Sweden	—	7,251,297	—	7,251,297
Switzerland	—	6,136,419	—	6,136,419
Thailand	—	1,369,757	—	1,369,757
Turkey	—	2,210,929	—	2,210,929
United Kingdom	—	29,919,079	—	29,919,079
Repurchase Agreement	—	3,105,000	—	3,105,000

Total	$7,077,270	$127,606,160	$—	$134,683,430

International Equity Select Portfolio
Common Stocks:
Australia	$—	$387,748	$—	$387,748
Belgium	—	370,877	—	370,877
Brazil	128,485	215,052	—	343,537
Canada	103,937	—	—	103,937
China	—	158,926	—	158,926
Finland	—	124,269	—	124,269
France	—	845,888	—	845,888
Germany	—	810,853	—	810,853
Hong Kong	185,673	—	—	185,673
Indonesia	142,959	115,012	—	257,971
Ireland	110,381	—	—	110,381
Italy	—	243,485	—	243,485
Japan	—	1,117,608	—	1,117,608
Macau	—	94,205	—	94,205
Mexico	92,874	—	—	92,874
Netherlands	—	126,926	—	126,926
Norway	—	88,829	—	88,829
Russia	125,160	225,001	—	350,161
South Africa	—	289,065	—	289,065
South Korea	—	417,682	—	417,682
Spain	—	78,756	—	78,756
Sweden	—	537,441	—	537,441
Switzerland	—	430,111	—	430,111
Taiwan	—	235,425	—	235,425
Thailand	—	170,792	—	170,792
Turkey	—	264,375	—	264,375
United Kingdom	—	2,084,117	—	2,084,117
Short-Term Investment	—	100,230	—	100,230

Total	$889,469	$9,532,673	$—	$10,422,142

Annual Report  167

Description	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2012

International Strategic Equity Portfolio
Common Stocks:
Australia	$—	$85,974,362	$—	$85,974,362
Belgium	—	27,565,079	—	27,565,079
Bermuda	—	17,212,712	—	17,212,712
Brazil	—	28,179,357	—	28,179,357
Canada	12,085,448	—	—	12,085,448
Egypt	—	401,211	—	401,211
Finland	—	36,450,559	—	36,450,559
France	—	149,422,206	—	149,422,206
Germany	—	62,966,549	—	62,966,549
Indonesia	—	28,680,943	—	28,680,943
Ireland	17,255,524	20,918,418	—	38,173,942
Japan	—	133,820,422	—	133,820,422
Macau	—	11,257,953	—	11,257,953
Netherlands	—	27,744,249	—	27,744,249
Philippines	—	25,924,564	—	25,924,564
Russia	—	17,261,261	—	17,261,261
South Africa	—	54,586,852	—	54,586,852
Spain	—	15,847,017	—	15,847,017
Sweden	—	84,710,134	—	84,710,134
Switzerland	—	49,853,024	—	49,853,024
Thailand	—	14,589,099	—	14,589,099
Turkey	—	8,582,417	—	8,582,417
United Kingdom	—	249,396,759	—	249,396,759
Short-Term Investment	—	20,768,261	—	20,768,261

Total	$29,340,972	$1,172,113,408	$—	$1,201,454,380

International Small Cap Equity Portfolio
Common Stocks
Australia	$—	$3,974,264	$—	$3,974,264
Austria	—	2,300,509	—	2,300,509
Belgium	—	2,450,425	—	2,450,425
China	—	2,190,162	—	2,190,162
France	—	2,933,262	—	2,933,262
Germany	—	5,506,539	—	5,506,539
Italy	—	1,067,377	—	1,067,377
Japan	—	15,241,961	—	15,241,961
Mexico	648,882	—	—	648,882
Netherlands	—	1,363,490	—	1,363,490
Norway	—	2,580,294	—	2,580,294
Russia	—	669,021	—	669,021
Singapore	—	1,297,946	—	1,297,946
Sweden	—	4,030,956	—	4,030,956
Switzerland	—	1,163,517	—	1,163,517
United Kingdom	—	14,462,588	—	14,462,588
Preferred Stock	—	726,608	—	726,608
Short-Term Investment	—	379,335	—	379,335

Total	$648,882	$62,338,254	$—	$62,987,136

168  Annual Report

Description	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2012

Emerging Markets Equity Portfolio
Common Stocks:
Argentina	$78,443,371	$—	$—	$78,443,371
Brazil	389,390,688	1,642,257,719	—	2,031,648,407
Canada	91,056,348	—	—	91,056,348
China	265,276,815	851,250,877	—	1,116,527,692
Colombia	184,385,134	—	—	184,385,134
Egypt	—	284,657,812	—	284,657,812
Hong Kong	330,535,115	100,618,721	—	431,153,836
Hungary	—	210,549,784	—	210,549,784
India	—	752,221,716	—	752,221,716
Indonesia	332,152,751	575,351,243	—	907,503,994
Macau	—	107,963,047	—	107,963,047
Malaysia	—	124,263,964	—	124,263,964
Mexico	651,066,347	—	—	651,066,347
Pakistan	—	210,756,980	—	210,756,980
Philippines	302,353,330	—	—	302,353,330
Russia	464,370,832	1,191,889,455	—	1,656,260,287
South Africa	—	2,009,805,321	—	2,009,805,321
South Korea	—	2,291,167,335	—	2,291,167,335
Taiwan	—	689,357,920	—	689,357,920
Thailand	—	462,354,024	—	462,354,024
Turkey	—	987,583,292	—	987,583,292
Preferred Stock	206,164,517	—	—	206,164,517
Short-Term Investment	—	162,901,675	—	162,901,675

Total	$3,295,195,248	$12,654,950,885	$—	$15,950,146,133

Developing Markets Equity Portfolio
Common Stocks:
Brazil	$5,169,050	$29,028,647	$—	$34,197,697
China	6,318,270	85,417,723	—	91,735,993
Colombia	17,308,044	—	—	17,308,044
India	18,433,549	20,571,113	—	39,004,662
Indonesia	—	12,573,063	—	12,573,063
Macau	—	6,680,484	—	6,680,484
Mexico	23,133,515	—	—	23,133,515
Peru	8,148,736	—	—	8,148,736
Philippines	—	3,102,916	—	3,102,916
Qatar	—	3,458,865	—	3,458,865
Russia	15,003,265	62,295,287	—	77,298,552
South Africa	—	18,177,970	—	18,177,970
South Korea	—	23,546,309	—	23,546,309
Taiwan	—	16,431,726	—	16,431,726
Turkey	—	13,011,392	—	13,011,392
United States	7,564,794	—	—	7,564,794
Preferred Stocks	20,021,840	5,654,471	—	25,676,311
Short-Term Investment	—	9,266,728	—	9,266,728

Total	$121,101,063	$309,216,694	$—	$430,317,757

Annual Report  169

Description	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2012

Emerging Markets Equity Blend Portfolio
Common Stocks:
Argentina	$494,336	$—	$—	$494,336
Brazil	2,768,071	14,439,380	—	17,207,451
Cambodia	—	558,781	—	558,781
Canada	1,099,244	—	—	1,099,244
China	1,449,190	33,659,539	—	35,108,729
Colombia	9,090,837	—	—	9,090,837
Egypt	—	2,503,776	—	2,503,776
Georgia	—	573,321	—	573,321
Hong Kong	1,796,832	1,285,892	—	3,082,724
Hungary	—	1,777,383	—	1,777,383
India	5,485,702	—	—	5,485,702
Indonesia	2,082,132	7,190,919	—	9,273,051
Macau	—	4,073,247	—	4,073,247
Mexico	18,949,075	—	—	18,949,075
Philippines	2,090,180	—	—	2,090,180
Russia	11,442,602	28,953,098	—	40,395,700
South Africa	—	18,407,802	—	18,407,802
South Korea	—	23,526,406	—	23,526,406
Taiwan	—	11,171,186	—	11,171,186
Thailand	—	1,673,835	—	1,673,835
Turkey	4,412,461	3,705,014	—	8,117,475
United States	2,575,260	—	—	2,575,260
Preferred Stocks	8,762,935	3,434,198	—	12,197,133
Short-Term Investment	—	8,062,460	—	8,062,460

Total	$72,498,857	$164,996,237	$—	$237,495,094

Emerging Markets Multi-Strategy Portfolio
Assets:
Common Stocks:
Argentina	$170,046	$—	$—	$170,046
Brazil	1,170,599	4,855,355	—	6,025,954
Cambodia	—	203,416	—	203,416
Canada	379,300	—	—	379,300
China	499,946	11,695,931	—	12,195,877
Colombia	3,148,293	—	—	3,148,293
Egypt	—	862,294	—	862,294
Georgia	—	210,362	—	210,362
Hong Kong	614,211	470,515	—	1,084,726
Hungary	—	614,972	—	614,972
India	1,901,396	—	—	1,901,396
Indonesia	719,047	2,502,072	—	3,221,119
Macau	—	1,412,178	—	1,412,178
Mexico	6,495,833	—	—	6,495,833
Philippines	726,707	—	—	726,707
Russia	3,976,187	9,988,472	—	13,964,659
South Africa	—	6,428,125	—	6,428,125
South Korea	588,287	7,587,428	—	8,175,715
Taiwan	979,424	2,906,406	—	3,885,830
Thailand	—	611,313	—	611,313
Turkey	1,525,320	1,307,502	—	2,832,822
United States	892,620	—	—	892,620

170  Annual Report

Description	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2012

Emerging Markets Multi-Strategy Portfolio (continued)
Preferred Stocks	$3,034,351	$1,202,819	$—	$4,237,170
Corporate Bonds	—	7,617,529	—	7,617,529
Foreign Government Obligations	—	10,390,856	—	10,390,856
Quasi Government Bonds	—	2,165,690	—	2,165,690
Supranationals	—	143,319	—	143,319
U.S. Treasury Securities	—	12,420,885	—	12,420,885
Short-Term Investment	—	11,233,357	—	11,233,357
Other Financial Instruments*
Credit Default Swap Agreement	—	22,062	—	22,062
Forward Currency Contracts	—	468,412	—	468,412
Interest Rate Swap Agreements	—	31,090	—	31,090
Purchased Options	—	151,113	—	151,113

Total	$26,821,567	$97,503,473	$—	$124,325,040

Liabilities:
Other Financial Instruments*
Credit Default Swap Agreement	$—	$(32,609)	$—	$(32,609)
Forward Currency Contracts	—	(225,182)	—	(225,182)
Interest Rate Swap Agreements	—	(7,296)	—	(7,296)
Written Option	—	(26,458)	—	(26,458)

Total	$—	$(291,545)	$—	$(291,545)

Emerging Markets Debt Portfolio
Assets:
Corporate Bonds	$—	$25,633,325	$—	$25,633,325
Foreign Government Obligations	—	223,748,841	—	223,748,841
Quasi Government Bonds	—	24,076,286	—	24,076,286
Supranationals	—	1,326,347	—	1,326,347
Short-Term Investment	—	945,135	—	945,135
Other Financial Instruments*
Forward Currency Contracts	—	1,007,664	—	1,007,664
Interest Rate Swap Agreements	—	159,245	—	159,245
Purchased Options	—	1,390,807	—	1,390,807

Total	$—	$278,287,650	$—	$278,287,650

Liabilities:
Other Financial Instruments*
Forward Currency Contracts	$—	$(421,441)	$—	$(421,441)
Interest Rate Swap Agreements	—	(23,581)	—	(23,581)
Written Option	—	(291,035)	—	(291,035)

Total	$—	$(736,057)	$—	$(736,057)

U.S. Realty Income Portfolio
Common Stocks	$6,319,384	$—	$—	$6,319,384
Preferred Stocks	33,150,015	—	—	33,150,015
Real Estate Investment Trusts	58,586,475	—	—	58,586,475
Short-Term Investment	—	7,119,345	—	7,119,345

Total	$98,055,874	$7,119,345	$—	$105,175,219

Annual Report  171

Description	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2012

U.S. Realty Equity Portfolio
Common Stocks	$5,223,405	$—	$—	$5,223,405
Real Estate Investment Trusts	60,330,477	—	—	60,330,477
Short-Term Investment	—	2,013,852	—	2,013,852

Total	$65,553,882	$2,013,852	$—	$67,567,734

International Realty Equity Portfolio
Common Stocks:
Australia	$—	$121,546	$—	$121,546
Brazil	—	325,809	—	325,809
Canada	47,300	—	—	47,300
Finland	—	442,810	—	442,810
Hong Kong	—	792,156	—	792,156
Japan	—	840,959	—	840,959
Luxembourg	—	134,952	—	134,952
Norway	—	101,820	—	101,820
Singapore	—	122,712	—	122,712
United Kingdom	—	72,480	—	72,480
United States	107,837	—	—	107,837
Open-End Management Investment Company	84,402	—	—	84,402
Real Estate Investment Trusts:
Australia	—	512,465	—	512,465
Brazil	—	21,845	—	21,845
Canada	164,070	—	—	164,070
France	—	317,885	—	317,885
Italy	—	141,323	—	141,323
Japan	—	111,021	—	111,021
Singapore	—	180,840	—	180,840
United Kingdom	—	324,752	—	324,752
Short-Term Investment	—	27,309	—	27,309

Total	$403,609	$4,592,684	$—	$4,996,293

U.S. High Yield Portfolio
Corporate Bonds	$—	$176,966,308	$—	$176,966,308
Short-Term Investment	—	9,100,911	—	9,100,911

Total	$—	$186,067,219	$—	$186,067,219

U.S. Municipal Portfolio
Municipal Bonds	$—	$19,023,691	$—	$19,023,691
Short-Term Investment	—	460,912	—	460,912

Total	$—	$19,484,603	$—	$19,484,603

Global Fixed Income Portfolio
Corporate Bonds	$—	$1,437,323	$—	$1,437,323
Foreign Government Obligations	—	2,737,799	—	2,737,799
Quasi Government Bonds	—	229,021	—	229,021
Supranationals	—	383,427	—	383,427
U.S. Municipal Bonds	—	174,470	—	174,470
Short-Term Investment	—	29,424	—	29,424
Other Financial Instruments* Forward Currency Contracts	—	17,071	—	17,071

Total	$—	$5,008,535	$—	$5,008,535

Liabilities:
Other Financial Instruments* Forward Currency Contracts	$—	$(136,358)	$—	$(136,358)

172  Annual Report

Description	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2012

Capital Allocator Opportunistic Strategies Portfolio
Assets:
Exchange-Traded Funds	$178,847,664	$—	$—	$178,847,664
Closed-End Management Investment Company	10,938,725	—	—	10,938,725
Short-Term Investment	—	37,897,561	—	37,897,561
Other Financial Instruments* Total Return Swap Agreement	—	72,576	—	72,576

Total	$189,786,389	$37,970,137	$—	$227,756,526

Liabilities:
Other Financial Instruments* Forward Currency Contracts	$—	$(30,006)	$—	$(30,006)
Total Return Swap Agreements	—	(83,897)	—	(83,897)

Total	$—	$(113,903)	$—	$(113,903)

* Other financial instruments are derivative instruments which are valued at their respective unrealized appreciation/depreciation.

Certain common stocks (See footnote (d) in the Notes to Portfolios of Investments) included in Level 2 were valued based on reference to similar securities from the same issuers which were trading on active markets. The fixed-income securities included in Level 2 were valued on the basis of prices provided by independent pricing services. The forward currency contracts included in Level 2 were valued using quotations provided by an independent pricing service. The options included in Level 2 were valued at the last sales prices at the close of business of the exchanges on which they trade. The swap agreements included in Level 2 were valued by an independent pricing service. The short-term investment included in Level 2 (a pooled investment fund) was valued at the fund’s net asset value. The repurchase agreements included in Level 2 were valued at the principal amounts plus accrued interest.

The fair value measurement process for the Level 3 preferred stock of Better Place, Inc., a company that is working to build the infrastructure to deliver a range of services relating to the use of electric vehicles, including battery charging and swap stations, includes significant unobservable inputs, including the continued monitoring of management changes, the implementation of the company’s business plan, and the application and timeliness of financing activities. Significant increases (decreases) in any of these inputs, in isolation or in combination, could result in a significantly higher (lower) fair value measurement.

In connection with the periodic implementation of fair value pricing procedures with respect to foreign securities (see Note 2(a)), certain equity securities (other than those securities described in footnote (d) in the Notes to Portfolios of Investments) in the Global Listed Infrastructure, International Equity, International Equity Select, International Strategic Equity, International Small Cap Equity, Emerging Markets Equity, Developing Markets Equity, Emerging Markets Equity Blend, Emerging Markets Multi-Strategy, and International Realty Equity Portfolios were transferred from Level 1 to Level 2 as a result of fair value pricing procedure triggers being met and would revert to Level 1 when the fair value pricing procedure triggers are no longer met. There were no other transfers into or out of Levels 1, 2, or 3 during the year or period ended December 31, 2012.

For further information regarding security characteristics see Portfolios of Investments.

Annual Report  173

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value during the year ended December 31, 2012:

Description	Balance as of December 31, 2011	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Balance as of December 31, 2012	Net Change in Unrealized Depreciation from Investments Still Held at December 31, 2012

U.S. Strategic Equity
Preferred Stock	$823,560	$—	$—	$(799,978)	$—	$—	$—	$—	$23,582	$(799,978)

U.S. Mid Cap Equity
Preferred Stock	$2,374,420	$—	$—	$(2,306,430)	$—	$—	$—	$—	$67,990	$(2,306,430)

U.S. Small-Mid Cap Equity
Preferred Stock	$822,471	$—	$—	$(798,920)	$—	$—	$—	$—	$23,551	$(798,920)

U.S. High Yield*
Corporate Bonds	$—	$—	$(780,270)	$780,270	$—	$—	$—	$—	$—	$—

* The realized loss shown for the Portfolio reflects the write-off of securities that had previously been reported in the Portfolio of Investments at zero market value.

10. Derivative Instruments
Certain Portfolios may use derivative instruments, including forward currency contracts, options or swap agreements.

Forward currency contracts may be used for hedging purposes or to seek to increase returns.

The principal reason for a Portfolio’s writing or purchasing of covered call and put options is to realize, through the receipt of premiums and changes in market value, a greater return than would be realized on the underlying securities alone.

A Portfolio enters into swap agreements in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Portfolio than if the Portfolio had invested directly in the asset that yielded the desired return.

Global Listed Infrastructure Portfolio
During the year ended December 31, 2012, the notional amounts of purchases and sales of forward currency contracts were $438,110,037 and $463,530,658, respectively.

The following table summarizes the fair value of derivative instruments on its Statement of Assets and Liabilities as of December 31, 2012:

Fair Value

Asset Derivatives
Foreign Exchange Risk:
Gross unrealized appreciation on forward currency contracts	$1,355,765

Liability Derivatives
Foreign Exchange Risk:
Gross unrealized depreciation on forward currency contracts	$(2,842,927)

The effect of derivative instruments on its Statement of Operations for the year ended December 31, 2012 was:

Amount

Realized Gain (Loss) on Derivatives Recognized in Income
Foreign Exchange Risk:
Net realized gain on forward currency contracts	$1,153,500

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Foreign Exchange Risk:
Net change in unrealized depreciation on forward currency contracts	$(2,996,670)

174  Annual Report

Emerging Markets Multi-Strategy Portfolio
During the year ended December 31, 2012, the notional amounts of purchases and sales of forward currency contracts were $209,551,338 and $202,629,345, respectively.

The following table summarizes the fair value of derivative instruments on its Statement of Assets and Liabilities as of December 31, 2012:

Fair Value

Asset Derivatives
Credit Risk:
Gross unrealized appreciation on credit default swap agreement	$22,062

Foreign Exchange Risk:
Gross unrealized appreciation on forward currency contracts	$468,412

Gross unrealized appreciation on purchased options	$16,209

Interest Rate Risk:
Gross unrealized appreciation on interest rate swap agreements	$31,090

Liability Derivatives
Credit Risk:
Gross unrealized depreciation on credit default swap agreement	$(32,609)

Foreign Exchange Risk:
Gross unrealized depreciation on forward currency contracts	$(225,182)

Gross unrealized depreciation on written option	$(21,165)

Interest Rate Risk:
Gross unrealized depreciation on interest rate swap agreements	$(7,296)

The effect of derivative instruments on its Statement of Operations for the year ended December 31, 2012 was:

Amount

Realized Gain (Loss) on Derivatives Recognized in Income
Credit Risk:
Net realized loss on credit default swap agreements	$(131,980)

Foreign Exchange Risk
Net realized gain on forward currency contracts	$337,686

Net realized gain on options	$17,853

Interest Rate Risk:
Net realized loss on interest rate swap agreements	$(107,993)

Amount

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Credit Risk:
Net change in unrealized depreciation on credit default swap agreements	$(10,507)

Foreign Exchange Risk:
Net change in unrealized appreciation on forward currency contracts	$232,760

Net change in unrealized appreciation on options	$28,713

Interest Rate Risk:
Net change in unrealized appreciation on interest rate swap agreements	$14,446

Emerging Markets Debt Portfolio

During the year ended December 31, 2012, the notional amounts of purchases and sales of forward currency contracts were $440,014,637 and $456,247,362, respectively.

The following table summarizes the fair value of derivative instruments on its Statement of Assets and Liabilities as of December 31, 2012:

Fair Value

Asset Derivatives
Foreign Exchange Risk:
Gross unrealized appreciation on forward currency contracts	$1,007,664

Gross unrealized appreciation on purchased options	$133,633

Interest Rate Risk:
Gross unrealized appreciation on interest rate swap agreements	$159,245

Liability Derivatives
Foreign Exchange Risk:
Gross unrealized depreciation on forward currency contracts	$(421,441)

Gross unrealized depreciation on written option	$(232,812)

Interest Rate Risk:
Gross unrealized depreciation on interest rate swap agreements	$(23,581)

Annual Report  175

The effect of derivative instruments on its Statement of Operations for the year ended December 31, 2012 was:

Amount

Realized Gain (Loss) on Derivatives Recognized in Income
Credit Risk:
Net realized gain on credit default swap agreements	$14,663

Foreign Exchange Risk:
Net realized loss on forward currency contracts	$(161,855)

Net realized loss on options	$(244,896)

Interest Rate Risk:
Net realized loss on interest rate swap agreements	$(21,350)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Credit Risk:
Net change in unrealized depreciation on credit default swap agreements	$(15,984)

Foreign Exchange Risk:
Net change in unrealized appreciation on forward currency contracts	$684,825

Net change in unrealized appreciation on options	$35,328

Interest Rate Risk:
Net change in unrealized appreciation on interest rate swap agreements	$135,664

Global Fixed Income Portfolio
During the period ended December 31, 2012, the notional amounts of purchases and sales of forward currency contracts were $13,809,365 and $14,048,342, respectively.

The following table summarizes the fair value of derivative instruments on its Statement of Assets and Liabilities as of December 31, 2012:

Fair Value

Asset Derivatives
Foreign Exchange Risk:
Gross unrealized appreciation on forward currency contracts	$17,071

Liability Derivatives
Foreign Exchange Risk:
Gross unrealized depreciation on forward currency contracts	$(136,358)

The effect of derivative instruments on its Statement of Operations for the period ended December 31, 2012 was:

Amount

Realized Gain (Loss) on Derivatives Recognized in Income
Foreign Exchange Risk:
Net realized gain on forward currency contracts	$13,453

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Foreign Exchange Risk:
Net change in unrealized depreciation on forward currency contracts	$(119,287)

Capital Allocator Opportunistic Strategies Portfolio
During the year ended December 31, 2012, the notional amounts of purchases and sales of forward currency contracts were $59,360,350 and $62,562,962, respectively.

The following table summarizes the fair value of derivative instruments on its Statement of Assets and Liabilities as of December 31, 2012:

Fair Value

Asset Derivatives
Equity Risk:
Gross unrealized appreciation on total return swap agreements	$72,576

Liability Derivatives
Equity Risk:
Gross unrealized depreciation on total return swap agreements	$(83,897)

Foreign Exchange Risk:
Gross unrealized depreciation on forward currency contracts	$(30,006)

The effect of derivative instruments on its Statement of Operations for the year ended December 31, 2012 was:

Amount

Realized Gain (Loss) on Derivatives Recognized in Income
Equity Risk:
Net realized loss on options	$(4,579,224)

Net realized gain on total return swap agreements	$2,911,815

Foreign Exchange Risk:
Net realized gain on forward currency contracts	$477,993

Interest Rate Risk:
Net realized gain on total return swap agreements	$446,783

176  Annual Report

Amount

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Equity Risk:
Net change in unrealized depreciation on total return swap agreements	$(1,200,769)

Foreign Exchange Risk:
Net change in unrealized depreciation on forward currency contracts	$(197,580)

Net change in unrealized appreciation on options	$4,310,371

None of the other Portfolios in the Fund traded in derivatives during the year ended December 31, 2012.

See Notes 2(d), 2(e) and 2(f) and the Portfolios of Investments for additional disclosures about derivative instruments.

11. Accounting Pronouncement
In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011–11 (“ASU 2011–11”), “Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities.” The ASU 2011–11 requires disclosure of both gross and net balances for certain investments and transactions entered into under master netting agreements, better aligning US GAAP requirements with International Financial Reporting Standards.

The ASU 2011–11 is effective for annual periods beginning on or after January 1, 2013. Management is currently evaluating the impact the adoption of ASU 2011–11 will have on the Fund’s financial statements and related disclosures.

12. Subsequent Events
Management has evaluated the possibility of subsequent events affecting the Fund’s financial statements and has determined that there are no such subsequent events that require disclosure.

Annual Report  177

The Lazard Funds, Inc. Report of Independent Registered Public Accounting Firm

Anchin, Block & Anchin LLP
Accountants & Advisors
1375 Broadway New York, NY 10018
(212) 840-3456
www.anchin.com

To The Board of Directors and Shareholders of
The Lazard Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of The Lazard Funds, Inc. (the “Fund,” which comprise Lazard U.S. Equity Concentrated Portfolio, Lazard U.S. Strategic Equity Portfolio, Lazard U.S. Mid Cap Equity Portfolio, Lazard U.S. Small-Mid Cap Equity Portfolio, Lazard Global Listed Infrastructure Portfolio, Lazard International Equity Portfolio, Lazard International Equity Select Portfolio, Lazard International Strategic Equity Portfolio, Lazard International Small Cap Equity Portfolio, Lazard Emerging Markets Equity Portfolio, Lazard Developing Markets Equity Portfolio, Lazard Emerging Markets Equity Blend Portfolio, Lazard Emerging Markets Multi-Strategy Portfolio, Lazard Emerging Markets Debt Portfolio, Lazard U.S. Realty Income Portfolio (from June 1, 2011), Lazard U.S. Realty Equity Portfolio (from June 1, 2011), Lazard International Realty Equity Portfolio (from June 1, 2011), Lazard U.S. High Yield Portfolio, Lazard U.S. Municipal Portfolio, Lazard Global Fixed Income Portfolio (commenced operations on March 30, 2012) and Lazard Capital Allocator Opportunistic Strategies Portfolio) as of December 31, 2012 and the related statements of operations for the year or period then ended, the statements of changes in net assets for each of the two years in the period then ended, or for the period from the dates noted above to December 31, 2012, and the financial highlights for each of the periods presented, except for Lazard U.S. Realty Income Portfolio, Lazard U.S. Realty Equity Portfolio and Lazard International Realty Equity Portfolio (collectively the “Realty Portfolios”) for which our audits are for the period from June 1, 2011 to December 31, 2012. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial statements and financial highlights for the Realty Portfolios for each of the comparative periods reported through May 31, 2011 were audited by other independent registered public accountants whose report thereon, dated July 27, 2011, expressed an unqualified opinion on them.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights as stated above, excluding the comparative financial statements and financial highlights for the Realty Portfolios for the periods through May 31, 2011, present fairly, in all material respects, the financial position of each of the respective portfolios constituting The Lazard Funds, Inc. as of December 31, 2012, the results of their operations for the year or period then ended, the changes in their net assets for each of the two years in the period then ended, or from the dates noted in the first paragraph above to December 31, 2012, and the financial highlights for the periods noted in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

ANCHIN, BLOCK & ANCHIN LLP

New York, New York
March 1, 2013

178  Annual Report

The Lazard Funds, Inc. Board of Directors and Officers Information (unaudited)

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years(2)

Independent Directors (3):
Kenneth S. Davidson (67)	Director (August 1995)	Davidson Capital Management Corporation, an investment manager, President (1978 - present)

Balestra Capital, Ltd., an investment manager and adviser, Senior Advisor (July 2012 - present)

Aquiline Holdings LLC, an investment manager, Partner (2006 - June 2012)

Nancy A. Eckl (50)	Director (April 2007)	College Retirement Equities Fund (eight accounts), Trustee (2007 - present)

TIAA-CREF Funds (58 funds) and TIAA-CREF Life Funds (10 funds), Trustee (2007 - present)

TIAA Separate Account VA-1, Member of the Management Committee (2007 - present)

American Beacon Advisors, Inc. (“American Beacon”) and certain funds advised by American Beacon, Vice President (1990 - 2006)

Lester Z. Lieberman (82)	Director (October 1991)	Private Investor

Leon M. Pollack (72)	Director (August 2006)	Private Investor

Richard Reiss, Jr. (68)	Director (May 1991)	Georgica Advisors LLC, an investment manager, Chairman (1997 - present)

O’Charley’s, Inc., a restaurant chain, Director (1984 - present)

Robert M. Solmson (65)	Director (September 2004)	Fairwood Capital, LLC, a private investment corporation engaged primarily in real estate and hotel investments, President (2008 - present)

Interested Directors (4):
Charles L. Carroll (52)	Chief Executive Officer, President and Director (June 2004)	Investment Manager, Deputy Chairman and Head of Global Marketing (2004 - present)

Ashish Bhutani (52)	Director (July 2005)	Investment Manager, Chief Executive Officer (2004 - present)
Lazard Ltd, Vice Chairman and Director (2010 - present)

Annual Report 179

(1)	The address of each Director is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.

(2)

Each Director serves as a Director for each of the Lazard Funds (comprised of, as of January 31, 2013, 28 active investment portfolios). Each Director serves an indefinite term, until his or her successor is elected, and each Director serves in the same capacity for the other Lazard Funds. All of the Independent Directors (as defined below), except Mr. Lieberman, are also board members of Lazard Alternative Strategies Fund, L.L.C. and Lazard Alternative Strategies 1099 Fund, closed-end registered management investment companies advised by an affiliate of the Investment Manager.

(3)	“Independent Directors” are not “interested persons” (as defined in the Act) of the Fund.

(4)	Messrs. Bhutani and Carroll are “interested persons” (as defined in the Act) of the Fund because of their positions with the Investment Manager.

The Fund’s Statement of Additional Information contains further information about the Directors and is available without charge by calling 800-823-6300.

180  Annual Report

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) During the Past Five Years

Officers (3):

Nathan A. Paul (40)	Vice President and Secretary (April 2002)	Managing Director and General Counsel of the Investment Manager

Stephen St. Clair (54)	Treasurer (May 2003)	Vice President of the Investment Manager

Brian D. Simon (50)	Chief Compliance Officer (January 2009) and Assistant Secretary (November 2002)	Managing Director (since February 2011, previously Director) of the Investment Manager and Chief Compliance Officer (since January 2009) of the Investment Manager and the Fund

Tamar Goldstein (37)	Assistant Secretary (February 2009)	Senior Vice President (since February 2012, previously Vice President and Counsel) of the Investment Manager

Cesar A. Trelles (38)	Assistant Treasurer (December 2004)	Vice President (since February 2011, previously Fund Administration Manager) of the Investment Manager

(1)	The address of each officer is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.

(2)

Each officer serves for an indefinite term, until his or her successor is elected and qualifies or until his or her earlier resignation or removal. Each officer serves in the same capacity for the other Lazard Funds.

(3)	In addition to Charles L. Carroll, President, whose information is included in the Interested Directors section.

Annual Report  181

The Lazard Funds, Inc. Other Information (unaudited)

Proxy Voting

A description of the policies and procedures used to determine how proxies relating to Fund portfolio securities are voted is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the Securities and Exchange Commission (the “SEC”) website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at http://www.sec.gov. Information as of June 30 each year will generally be available by the following August 31.

Form N-Q

The Fund files a complete schedule of each Portfolio’s holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Board Considerations of Management Agreement

Lazard Emerging Markets Equity Blend Portfolio

At the meeting of the Board held on November 14, 2012, the Board considered the approval of amendment of the Management Agreement between the Fund, on behalf of the Lazard Emerging Markets Equity Blend Portfolio (the “Portfolio”), and the Investment Manager. The Independent Directors were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Investment Manager. Since the Board had renewed the Management Agreement at a meeting held on May 30, 2012 (the “May Meeting”), and, other than as discussed below, there had been no material changes in the information presented, the Board addressed many of the relevant considerations by reference to their considerations and determinations at the May Meeting.

Services Provided

The nature, extent and quality of services that the Investment Manager provides to the Fund had been considered at the May Meeting, and there had been no material changes in this information. Representatives of the Investment Manager stated, and the Directors considered, that the Investment Manager would continue to provide research and portfolio management and oversight of day-to-day operations, including supervision of fund accounting and administra-tion-related services and assistance in meeting legal and regulatory requirements; the Investment Manager does not believe that the proposed amendment to the Management Agreement would have any adverse impact on the scope or quality of the services provided to the Portfolio by the Investment Manager; and the proposed amendment also would not result in any change to the investment management of the Portfolio.

Comparative Management Fee, Expense Ratio and Performance Information

The Directors had considered comparative management fee, expense ratio and performance information at the May Meeting. The Directors considered that the amendment would reduce the management fee paid by the Portfolio and the Portfolio’s expense ratio. As a result, the Directors did not reconsider comparative fee and expense information, including fees paid to the Investment Manager by funds or separate or other accounts advised or sub-advised by the Investment Manager with investment objectives, policies and strategies similar to those of the Portfolio. In addition, the Directors did not consider the period of time since the May Meeting to be an adequate period of time for reconsideration of performance in connection with approving the amendment to the Management Agreement.

Investment Manager Profitability and Economies of Scale

The Directors had considered profitability, economies of scale and the potential benefits to the Investment Manager from acting as investment adviser at the May Meeting. As a result, the Directors did not reconsider economies of scale and potential benefits, which would not change materially under the amendment from those considered at the May Meeting. In addition, since the amendment would result in a reduction in the Investment Manager’s fee, the Directors did not reconsider profitability.

At the conclusion of these discussions, each of the Directors expressed the opinion that he or she had been furnished with sufficient information to make an informed business decision with respect to amendment of the Management Agreement with respect to the Portfolio. Based on its discussions and considerations as described above, the Board made the following conclusions and determinations.

182  Annual Report

•	The Board concluded that the nature, extent and quality of the services to be provided by the Investment Manager to the Portfolio continue to be adequate and appropriate.

•	The Board concluded that the fee to be paid to the Investment Manager continues to be reasonable in light of the considerations discussed above.

The Board considered these conclusions and determinations in their totality and, without any one factor being dispositive, determined that amendment of the Management Agreement for the Fund, on behalf of the Portfolio, was in the best interests of the Portfolio and its shareholders.

Annual Report  183

The Lazard Funds, Inc. Tax Information Year Ended December 31, 2012 (unaudited)

The following tax information represents year end disclosures of the tax benefits passed through to shareholders for 2012:

Of the dividends paid by the Portfolios, the corresponding percentage represents the amount of each dividend which will be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The same information will be reported in conjunction with your 2012 Form 1099-DIV.

Portfolio	Percentage

U.S. Equity Concentrated	100.00%
U.S. Strategic Equity	48.54
U.S. Mid Cap Equity	53.90
U.S. Small-Mid Cap Equity	100.00
Global Listed Infrastructure	100.00
International Equity	100.00
International Equity Select	100.00
International Strategic Equity	100.00
International Small Cap Equity	100.00
Emerging Markets Equity	100.00
Developing Markets Equity	100.00
Emerging Markets Equity Blend	100.00
Emerging Markets Multi-Strategy	86.56
Emerging Markets Debt	—
U.S. Realty Income	0.34
U.S. Realty Equity	3.03
International Realty Equity	6.75
U.S. High Yield	—
U.S. Municipal	—
Global Fixed Income	—
Capital Allocator Opportunistic Strategies	100.00

Of the dividends paid by the Portfolios, the corresponding percentage represents the amount of each dividend which will qualify for the dividends received deduction available to corporate shareholders.

Portfolio	Percentage

U.S. Equity Concentrated	100.00%
U.S. Strategic Equity	100.00
U.S. Mid Cap Equity	100.00
U.S. Small-Mid Cap Equity	75.18
Global Listed Infrastructure	11.30
International Equity	—
International Equity Select	—
International Strategic Equity	1.15
International Small Cap Equity	—
Emerging Markets Equity	—
Developing Markets Equity	0.85
Emerging Markets Equity Blend	0.97
Emerging Markets Multi-Strategy	0.74
Emerging Markets Debt	—
U.S. Realty Income	0.34
U.S. Realty Equity	3.30
International Realty Equity	—
U.S. High Yield	—
U.S. Municipal	—
Global Fixed Income	—
Capital Allocator Opportunistic Strategies	100.00

Of the dividends paid by the U.S. Municipal Portfolio, 79.81% represents tax-exempt interest.

Pursuant to Section 871 of the Code, the Portfolios have no designated qualified short-term gains for purposes of exempting withholding of tax on such distributions to U.S. nonresident shareholders.

184  Annual Report

The Lazard Funds, Inc.
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300
http://www.LazardNet.com

Investment Manager
Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300

Distributor
Lazard Asset Management Securities LLC
30 Rockefeller Plaza
New York, New York 10112-6300

Custodian
State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Transfer Agent and Dividend Disbursing Agent
Boston Financial Data Services, Inc.
P.O. Box 8514
Boston, Massachusetts 02266-8514
Telephone: 800-986-3455

Independent Registered Public Accounting Firm
Anchin, Block & Anchin LLP
1375 Broadway
New York, New York 10018
http://www.anchin.com

Legal Counsel
Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038-4982
http://www.stroock.com

Performance information as of the most recent month end is available online at www.LazardNet.com.

Lazard Asset Management LLC
30 Rockefeller Plaza
New York, NY 10112-6300
800-823-6300

www.LazardNet.com

© 2013 Lazard Asset Management LLC

12/12 LZDPS013

ITEM 2. CODE OF ETHICS.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant’s Board of Directors (the “Board”) has determined that Lester Z. Lieberman, Robert M. Solmson and Nancy A. Eckl, members of the Audit Committee of the Board, are audit committee financial experts as defined by the Securities and Exchange Commission (the “SEC”). Mr. Lieberman, Mr. Solmson and Ms. Eckl are “independent” as defined by the SEC for purposes of audit committee financial expert determinations.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $778,650 in 2011 and $816,400 in 2012.

(b) Audit-Related Fees. There were no fees billed in the Reporting Periods by the Auditor to the Registrant for assurance and related services that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4. There were no fees billed in the Reporting Periods for assurance and related services by the Auditor to the Registrant’s investment adviser or any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant (“Service Affiliates”).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods by the Auditor to the Registrant for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $161,900 in 2011 and $174,250 in 2012. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates.

(d) All Other Fees. There were no fees billed in the Reporting Periods by the Auditor to the Registrant for products and services other than the services reported in paragraphs (a) through (c) of this Item.

There were no fees billed in the Reporting Periods by the Auditor to Service Affiliates.

(e) Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Committee pre-approves the Auditor’s engagements for audit and non-audit services to the Registrant and, as required, non-audit services to Service Affiliates on a case-by-case basis. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor’s independence. There were no services provided by the Auditor to the Registrant or Service Affiliates that were approved pursuant to (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during the Reporting Periods.

(f) None.

(g) Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant for the Reporting Periods were $161,900 in 2011 and $174,250 in 2012. There were no fees billed in the Reporting Periods by the Auditor to Service Affiliates.

(h) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board during the period covered by this report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certifications of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Lazard Funds, Inc.

By	/s/ Charles L. Carroll
Charles L. Carroll
Chief Executive Officer

Date	March 11, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Charles L. Carroll
Charles L. Carroll
Chief Executive Officer

Date	March 11, 2013

By	/s/ Stephen St. Clair
Stephen St. Clair
Chief Financial Officer

Date	March 11, 2013